     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 11, 2000


                                                      REGISTRATION NO. 333-94521
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 3

                                       TO

                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                          IASIS HEALTHCARE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                             8062                            76-0450619
 (STATE OR OTHER JURISDICTION OF      (PRIMARY STANDARD INDUSTRIAL             (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)      CLASSIFICATION CODE NUMBER)           IDENTIFICATION NUMBER)

                            ------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                                 FRANK A. COYLE
                         GENERAL COUNSEL AND SECRETARY
                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                    COPY TO:
                             ROBERT B. PINCUS, ESQ.
                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                               ONE RODNEY SQUARE
                           WILMINGTON, DELAWARE 19801
                                 (302) 651-3000
                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the Registration Statement becomes effective.
                            ------------------------

    If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box: [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]
                            ------------------------

                        CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                              AMOUNT            PROPOSED MAXIMUM           PROPOSED
       TITLE OF EACH CLASS OF                 TO BE              OFFERING PRICE       MAXIMUM AGGREGATE          AMOUNT OF
     SECURITIES TO BE REGISTERED            REGISTERED          PER SECURITY(1)       OFFERING PRICE(1)     REGISTRATION FEE(1)
---------------------------------------------------------------------------------------------------------------------------------
13% Senior Subordinated Exchange
  Notes Due 2009.....................      $230,000,000               100%               $230,000,000             $60,720
---------------------------------------------------------------------------------------------------------------------------------
Guarantees of the 13% Senior
  Subordinated Exchange Notes(2).....                --                --                          --                  --
---------------------------------------------------------------------------------------------------------------------------------
Total................................      $230,000,000               100%               $230,000,000             $60,720(3)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

(1) Determined in accordance with Rule 457(f) promulgated under the Securities Act of 1933, as amended (the "Securities Act").

(2) No separate consideration will be received for the Guarantees, and, therefore, no additional registration fee is required.

(3) Pursuant to Rule 457(a) under the Securities Act, $60,720 of the Registration Fee was previously paid in connection with the initial filing of this Registration Statement on Form S-4 with the Securities and Exchange Commission on January 12, 2000.
                            ------------------------

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             ADDITIONAL REGISTRANTS

                        MEMORIAL HOSPITAL OF TAMPA, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                       8062                      62-1795584
(STATE OR OTHER JURISDICTION (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
              OF             CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)
      INCORPORATION OR
        ORGANIZATION)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                          MESA GENERAL HOSPITAL, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                       8062                      62-1795590
(STATE OR OTHER JURISDICTION (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
              OF             CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)
      INCORPORATION OR
        ORGANIZATION)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                         ODESSA REGIONAL HOSPITAL, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                       8062                      62-1795574
(STATE OR OTHER JURISDICTION (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
              OF             CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)
      INCORPORATION OR
        ORGANIZATION)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                        PALMS OF PASADENA HOSPITAL, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                       8062                      62-1795583
(STATE OR OTHER JURISDICTION (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
              OF             CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)
      INCORPORATION OR
        ORGANIZATION)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                           -------------------------

                        SOUTHWEST GENERAL HOSPITAL, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                       8062                      62-1795572
(STATE OR OTHER JURISDICTION (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
              OF             CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)
      INCORPORATION OR
        ORGANIZATION)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                        ST. LUKE'S MEDICAL CENTER, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                       8062                      62-1795587
(STATE OR OTHER JURISDICTION (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
              OF             CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)
      INCORPORATION OR
        ORGANIZATION)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                      ST. LUKE'S BEHAVIORAL HOSPITAL, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                       8062                      62-1795588
(STATE OR OTHER JURISDICTION (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
              OF             CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)
      INCORPORATION OR
        ORGANIZATION)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                        TEMPE ST. LUKE'S HOSPITAL, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                       8062                      62-1795586
(STATE OR OTHER JURISDICTION (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
              OF             CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)
      INCORPORATION OR
        ORGANIZATION)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                         TOWN & COUNTRY HOSPITAL, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                          8062                         62-1795580
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)       IDENTIFICATION NUMBER)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                      BAPTIST JOINT VENTURE HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                          8062                         62-1796514
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)       IDENTIFICATION NUMBER)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                        BEAUMONT HOSPITAL HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                          8062                         62-1796501
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)       IDENTIFICATION NUMBER)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                     BILTMORE SURGERY CENTER HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                          8062                         62-1796499
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)       IDENTIFICATION NUMBER)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                            CLINICARE OF UTAH, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                       8062                      62-1795211
(STATE OR OTHER JURISDICTION (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
              OF             CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)
      INCORPORATION OR
        ORGANIZATION)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                     DAVIS HOSPITAL & MEDICAL CENTER, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                       8062                      62-1795217
(STATE OR OTHER JURISDICTION (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
              OF             CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)
      INCORPORATION OR
        ORGANIZATION)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                      DAVIS SURGICAL CENTER HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                       8062                      62-1796493
(STATE OR OTHER JURISDICTION (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
              OF             CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)
      INCORPORATION OR
        ORGANIZATION)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                 FIRST CHOICE PHYSICIANS NETWORK HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                       8062                      62-1796513
(STATE OR OTHER JURISDICTION (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
              OF             CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)
      INCORPORATION OR
        ORGANIZATION)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                          HEALTH CHOICE ARIZONA, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                       8062                      62-1796494
(STATE OR OTHER JURISDICTION (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
              OF             CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)
      INCORPORATION OR
        ORGANIZATION)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                        IASIS HEALTHCARE HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                       8062                      62-1798194
(STATE OR OTHER JURISDICTION (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
              OF             CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)
      INCORPORATION OR
        ORGANIZATION)

                           -------------------------
                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                           -------------------------

                            IASIS MANAGEMENT COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                       8062                      62-1797795
(STATE OR OTHER JURISDICTION (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
              OF             CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)
      INCORPORATION OR
        ORGANIZATION)

                           -------------------------
                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                           -------------------------

                          JORDAN VALLEY HOSPITAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                       8062                      62-1795215
(STATE OR OTHER JURISDICTION (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
              OF             CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)
      INCORPORATION OR
        ORGANIZATION)

                           -------------------------
                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                           -------------------------

                            METRO AMBULATORY SURGERY
                                  CENTER, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                       8062                      62-1796497
(STATE OR OTHER JURISDICTION (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
              OF             CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)
      INCORPORATION OR
        ORGANIZATION)

                           -------------------------
                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                           -------------------------

                        PIONEER VALLEY HEALTH PLAN, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                       8062                      62-1795212
(STATE OR OTHER JURISDICTION (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
              OF             CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)
      INCORPORATION OR
        ORGANIZATION)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                           -------------------------

                         PIONEER VALLEY HOSPITAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                       8062                      62-1795216
(STATE OR OTHER JURISDICTION (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
              OF             CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)
      INCORPORATION OR
        ORGANIZATION)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                      ROCKY MOUNTAIN MEDICAL CENTER, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                       8062                      62-1795213
(STATE OR OTHER JURISDICTION (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
              OF             CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)
      INCORPORATION OR
        ORGANIZATION)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                           SALT LAKE REGIONAL MEDICAL
                                  CENTER, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                       8062                      62-1795214
(STATE OR OTHER JURISDICTION (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
              OF             CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)
      INCORPORATION OR
        ORGANIZATION)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                           SANDY CITY HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                       8062                      62-1796492
(STATE OR OTHER JURISDICTION (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
              OF             CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)
      INCORPORATION OR
        ORGANIZATION)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                        SOUTHRIDGE PLAZA HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                       8062                      62-1796491
(STATE OR OTHER JURISDICTION (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
              OF             CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)
      INCORPORATION OR
        ORGANIZATION)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                       SSJ ST. PETERSBURG HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                       8062                      62-1796504
(STATE OR OTHER JURISDICTION (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
              OF             CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)
      INCORPORATION OR
        ORGANIZATION)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                          IASIS HEALTHCARE MSO SUB OF
                              SALT LAKE CITY, LLC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            UTAH                         8062                      62-1756039
(STATE OR OTHER JURISDICTION (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
              OF             CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)
      INCORPORATION OR
        ORGANIZATION)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

                         BILTMORE SURGERY CENTER, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          ARIZONA                        8062                      86-0837176
(STATE OR OTHER JURISDICTION (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
              OF             CLASSIFICATION CODE NUMBER)     IDENTIFICATION NUMBER)
      INCORPORATION OR
        ORGANIZATION)

                           -------------------------

                         113 SEABOARD LANE, SUITE A-200
                           FRANKLIN, TENNESSEE 37067
                                 (615) 844-2747
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           -------------------------

     THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

        THE INFORMATION IN THIS PROSPECTUS WILL BE AMENDED OR COMPLETED;

                              DATED APRIL 11, 2000


PROSPECTUS

          OFFER TO EXCHANGE ALL 13% SENIOR SUBORDINATED NOTES DUE 2009
              FOR 13% SENIOR SUBORDINATED EXCHANGE NOTES DUE 2009
                                       OF
                          IASIS HEALTHCARE CORPORATION
                  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M.,
       NEW YORK CITY TIME, ON [                        ] UNLESS EXTENDED.

                            ------------------------

Terms of the exchange offer:

- We will issue up to $230,000,000 aggregate principal amount of new notes.

- The terms of the new notes are substantially identical to those of the outstanding old notes, except that the transfer restrictions and registration rights relating to the old notes do not apply to the new notes.

                            ------------------------


SEE "RISK FACTORS" BEGINNING ON PAGE 16 FOR A DISCUSSION OF RISKS YOU SHOULD CONSIDER BEFORE TENDERING YOUR OLD NOTES.


                            ------------------------

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------

            The date of this prospectus is [               ], 2000.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Prospectus Summary..........................................     1
  The Exchange Offer........................................     1
  Consequences of Not Exchanging Old Notes..................     4
  Summary Description of the New Notes......................     4
  IASIS Healthcare Corporation..............................     7
  Summary Historical and Unaudited Pro Forma Combined
     Financial Information..................................     9
  Notes to Summary Historical and Unaudited Pro Forma
     Combined Financial Information.........................    12
Risk Factors................................................    16
  Offering Risks............................................    16
  Company Risks.............................................    18
  Industry Risks Related to Our Company.....................    24
Use of Proceeds.............................................    27
The Exchange Offer..........................................    28
  Terms of the Exchange Offer; Period for Tendering Old
     Notes..................................................    28
  Procedures for Tendering Old Notes........................    29
  Acceptance of Old Notes for Exchange; Delivery of New
     Notes..................................................    31
  Book-Entry Transfer.......................................    32
  Guaranteed Delivery Procedures............................    32
  Withdrawal Rights.........................................    33
  Conditions to the Exchange Offer..........................    34
  Exchange Agent............................................    34
  Fees and Expenses.........................................    35
  Transfer Taxes............................................    35
  Consequence of Exchanging or Failing to Exchange Old
     Notes..................................................    35
Certain United States Federal Income Tax Consequences.......    37
  Exchange Offer............................................    37
  U.S. Holders..............................................    38
  Non-U.S. Holders..........................................    38
  Information Reporting and Backup Withholding..............    39
Accounting Treatment........................................    40
The Transactions............................................    41
  Background................................................    41
  The Recapitalization......................................    41
  The Tenet Acquisition.....................................    42
  The Merger................................................    43
  Ownership of IASIS Following the Transactions.............    44
Capitalization..............................................    45
Unaudited Pro Forma Combined Financial Information..........    46
Unaudited Pro Forma Combined Statements of Operations for
  the Three Months Ended December 31, 1999..................    48
Notes to the Unaudited Pro Forma Combined Statements of
  Operations for the Three Months Ended December 31, 1999...    49

                                                              PAGE
                                                              ----
Unaudited Pro Forma Combined Statements of Operations for
  the Nine Months Ended September 30, 1999..................    51
Notes to the Unaudited Pro Forma Combined Statements of
  Operations for the Nine Months Ended September 30, 1999...    52
Unaudited Pro Forma Combined Statements of Operations for
  the Year Ended December 31, 1998..........................    55
Notes to Unaudited Pro Forma Combined Statements of
  Operations for the Year Ended December 31, 1998...........    56
Selected Historical Financial Information -- Paracelsus
  Hospitals.................................................    59
Notes to Selected Historical Financial
  Information -- Paracelsus Hospitals.......................    61
Selected Historical Financial Information -- Tenet
  Hospitals.................................................    62
Notes to Selected Historical Financial Information -- Tenet
  Hospitals.................................................    64
Management's Discussion and Analysis of Financial Condition
  and Results of Operations.................................    65
  General...................................................    65
  Management Discussion and Analysis........................    66
  IASIS.....................................................    66
  Three Months Ended December 31, 1999 compared to Three
     Months Ended December 31, 1998.........................    66
  Paracelsus Hospitals......................................    67
  Nine Months Ended September 30, 1999 Compared to Nine
     Months Ended September 30, 1998........................    67
  Year Ended December 31, 1998 compared to Year Ended
     December 31, 1997......................................    69
  Tenet Hospitals...........................................    70
  Three Months Ended August 31, 1999 Compared to Three
     Months Ended August 31, 1998...........................    70
  Year Ended May 31, 1999 Compared to Year Ended May 31,
     1998...................................................    71
  Year Ended May 31, 1998 Compared to Year Ended May 31,
     1997...................................................    72
  Liquidity and Capital Resources...........................    73
  IASIS.....................................................    73
  Paracelsus Hospitals......................................    77
  Tenet Hospitals...........................................    78
  Year 2000 Compliance......................................    79
  Inflation.................................................    79
  Market Risk...............................................    79
  New Accounting Standards..................................    79
Business....................................................    81
  Company Overview..........................................    81
  Business Strategy.........................................    81
  Services and Operations...................................    83
  Utilization...............................................    84
  Sources of Revenue........................................    85
  Competition...............................................    86
  Properties................................................    89
  Employees and Medical Staff...............................    89
  Regulatory Compliance Program.............................    90
  Legal Proceedings.........................................    90
  Reimbursement; Regulation.................................    90
  Medicare..................................................    90

                                                              PAGE
                                                              ----
  Medicaid..................................................    91
  Annual Cost Reports.......................................    92
  Managed Care..............................................    92
  Commercial Insurance......................................    92
  Government Regulation and Other Factors...................    93
  Licensure, Certification and Accreditation................    93
  Certificates of Need......................................    93
  Utilization Review........................................    93
  Federal Healthcare Program Regulations and Fraud and
     Abuse..................................................    94
  The Federal False Claims Act..............................    96
  Corporate Practice of Medicine/Fee Splitting..............    97
  The Emergency Medical Treatment and Active Labor Act......    97
  Healthcare Reform.........................................    98
  Conversion Legislation....................................    98
  Healthcare Industry Investigations........................    98
  Environmental Matters.....................................    99
  Insurance.................................................   100
Management..................................................   101
  Directors and Executive Officers..........................   101
  Board of Directors........................................   103
  Employment Agreements.....................................   104
  The 2000 Stock Option Plan and Other Incentive
     Arrangements...........................................   104
  Management Equity Purchase Program........................   104
Stock Ownership.............................................   105
Beneficial Owners and Management............................   105
Certain Relationships and Related Transactions..............   108
  Transition Services Agreement.............................   108
  License Agreements........................................   108
  Stockholders Agreement....................................   108
  Tax Sharing Agreement.....................................   109
  Board Designees...........................................   109
Description of Credit Facility..............................   110
  Revolving Credit Facility.................................   110
  Tranche A Term Loan.......................................   111
  Tranche B Term Loan.......................................   111
Description of Notes........................................   112
  Brief Description of the Notes and the Guarantees.........   112
  Principal, Maturity and Interest..........................   113
  Methods of Receiving Payments on the Notes................   113
  Paying Agent and Registrar for the Notes..................   113
  Transfer and Exchange.....................................   113
  Subsidiary Guarantees.....................................   114
  Subordination.............................................   114
  Optional Redemption.......................................   116
  Mandatory Redemption......................................   117
  Repurchase at the Option of Holders.......................   117

                                                              PAGE
                                                              ----
  Change of Control.........................................   117
  Asset Sales...............................................   118
  Selection and Notice......................................   120
  Covenants.................................................   121
  Incurrence of Indebtedness and Issuance of Preferred
     Stock..................................................   123
  No Senior Subordinated Debt...............................   127
  Liens.....................................................   127
  Dividend and Other Payment Restrictions Affecting
     Subsidiaries...........................................   127
  Merger, Consolidation or Sale of Assets...................   129
  Designation of Restricted and Unrestricted Subsidiaries...   130
  Transaction with Affiliates...............................   130
  Additional Subsidiary Guarantees..........................   132
  Business Activities.......................................   132
  Reports...................................................   132
  Events of Default and Remedies............................   133
  No Personal Liability of Directors, Officers, Employees
     and Stockholders.......................................   135
  Legal Defeasance and Covenant Defeasance..................   135
  Amendment, Supplement and Waiver..........................   137
  Satisfaction and Discharge................................   138
  Concerning the Trustee....................................   139
  Book-Entry, Delivery and Form.............................   139
  Certificated Securities...................................   141
  Registration Rights; Liquidated Damages...................   141
  Definitions...............................................   145
Description of Preferred Stock..............................   168
Plan of Distribution........................................   168
Legal Matters...............................................   169
Experts.....................................................   169
Available Information.......................................   170
Index to Unaudited and Audited Financial Statements.........   F-1

                               PROSPECTUS SUMMARY

     The following summary highlights selected information from this prospectus and may not contain all of the information that is important to you. This prospectus includes specific terms of the new notes, as well as information regarding our business and detailed financial data. We encourage you to carefully read this entire prospectus, including the discussion of risks and uncertainties affecting our business included under the caption "Risk Factors" beginning on page 17, and the documents to which we refer you.

THE EXCHANGE OFFER

OLD NOTES......................   13% Senior Subordinated Notes due 2009, which
                                  we issued on October 15, 1999.

NEW NOTES......................   13% Senior Subordinated Exchange Notes due
                                  2009.

EXCHANGE OFFER.................   We are offering to issue up to $230,000,000
                                  aggregate principal amount of the new notes in exchange for a like principal amount of the old notes. We are offering the new notes to satisfy our obligations under the registration rights agreement we entered into when we sold the old notes in transactions under Rule 144A and Regulation S under the Securities Act.

EXPIRATION DATE; TENDERS.......   The exchange offer will expire at 5:00 p.m.,
                                  New York City time, on [twenty business days after effective date], 2000, unless we extend the period for tendering your old notes. When you tender your old notes, you represent to us:

                                  - that you are not an "affiliate," as defined
                                    in Rule 144 under the Securities Act, of IASIS;

                                  - that at the time of commencement of the
                                    exchange offer, neither you nor, to your knowledge, anyone who will receive new notes from you, has any arrangement or understanding with any person to participate in the distribution of the new notes and you do not intend to engage in the distribution of the new notes; and

                                  - that you are acquiring any new notes you
                                    receive in the exchange offer in the
                                    ordinary course of your business.


                                  For further information regarding resales of the new notes by broker-dealers, see the discussion under the caption "Plan of Distribution" on pages 168 to 169.


WITHDRAWAL; NON-ACCEPTANCE.....   You may withdraw any old notes you tender in
                                  the exchange offer at any time prior to 5:00 p.m., New York City time, on [twenty business days after effective date], 2000. If we decide for any reason not to accept any old notes you tender for exchange, we will return the old notes to the registered holder at our expense promptly after the exchange offer expires or terminates. If you tender your old notes by book-entry transfer into the exchange agent's account at The Depository Trust Company, DTC will credit any withdrawn or unaccepted old notes to your account at DTC. For further information regarding the withdrawal of tendered notes, see "The Exchange
                                  Offer -- Terms of the Exchange Offer; Period for Tendering Old Notes" on pages 28 to 29 and "-- Withdrawal Rights" on pages 33 to 34.



CONDITIONS TO THE EXCHANGE
OFFER..........................   The exchange offer is subject to customary
                                  conditions. We may waive the conditions to the exchange offer. See the discussion under the caption "The Exchange Offer -- Conditions to the Exchange Offer" on page 34 for more information regarding conditions to the exchange offer.



PROCEDURES FOR TENDERING OLD
NOTES..........................   If you do not use the procedures described
                                  under the caption "The Exchange
                                  Offer -- Guaranteed Delivery Procedures" on pages 32 to 33 to tender your old notes, you must do one of the following on or prior to the expiration of the exchange offer if you want to participate in the exchange offer:


                                  - you must tender your old notes by sending

                                    - the certificates for your old notes, in
                                      proper form for transfer,

                                    - a letter of transmittal you have properly
                                      completed and executed with any required signature guarantees and

                                    - all other documents the letter of
                                      transmittal requires,


                                  to The Bank of New York, as exchange agent, at one of the addresses listed under the caption "The Exchange Offer -- Exchange Agent" on pages 34 to 35 ; or



                                  - you must tender your old notes by using the
                                    book-entry procedures described below and you must transmit a letter of transmittal you have properly completed and executed, with any required signature guarantees, or an agent's message instead of the letter of transmittal, to the exchange agent. For more information regarding the use of book-entry transfer procedures, including a description of the required agent's message and confirmation of book-entry transfer, see the discussion under the caption "The Exchange Offer -- Book Entry Transfer" on page 32.

GUARANTEED DELIVERY
PROCEDURES.....................   If you are a registered holder of the old
                                  notes and you wish to tender your old notes in the exchange offer, but
                                  - you do not have the old notes immediately
                                    available,
                                  - you do not have enough time to send your old
                                    notes or other required documents to the exchange agent before the exchange offer expires, or
                                  - you cannot complete the procedure for
                                    book-entry transfer on a timely basis,

                                  you may tender old notes by following the procedures described under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" on pages 32 to 33.

RESALES........................   Based on interpretations by the staff of the
                                  Securities and Exchange Commission in
                                  no-action letters issued to third parties, we
                                  believe that you may offer the new notes you
                                  receive in the exchange offer for resale, or
                                  you may resell or otherwise transfer the new
                                  notes without compliance with the registration
                                  and prospectus delivery provisions of the
                                  Securities Act. However, you will not be able
                                  to freely transfer the new notes if:
                                  - you are an "affiliate," as defined in Rule
                                    144 under the Securities Act, of IASIS;
                                  - you are acquiring the new notes in the
                                    exchange offer outside the ordinary course
                                    of your business;
                                  - you have an arrangement or understanding
                                    with another person to participate in the
                                    distribution of the new notes you will
                                    receive in the exchange offer; or
                                  - you are a broker-dealer that receives new
                                    notes for its own account in the exchange
                                    offer in exchange for old notes that you
                                    acquired as a result of market-making or
                                    other trading activities.
                                  If you fall within one of the exceptions
                                  listed above, you must comply with the
                                  registration and prospectus delivery
                                  requirements of the Securities Act if you
                                  resell the new notes.
SPECIAL PROCEDURES FOR
BENEFICIAL OWNERS..............   If you are a beneficial owner whose old notes
                                  are registered in the name of a broker,
                                  dealer, commercial bank, trust company or other nominee and you wish to tender your old notes in the exchange offer, you should promptly contact the registered holder. You should then instruct the registered holder to tender on your behalf. If you wish to tender in the exchange offer on your own behalf, before you complete and execute the letter of transmittal and deliver your old notes, you must either
                                  - make arrangements to register ownership of
                                    the old notes in your name or
                                  - obtain a properly completed bond power from
                                    the registered holder.

CERTAIN UNITED STATES FEDERAL
  INCOME TAX CONSEQUENCES......   You will not recognize gain or loss for United
                                  States federal income tax purposes as a result of your exchange of old notes for new notes in the exchange offer. See the discussion under the caption "Certain United States Federal
                                  Income Tax Consequences" beginning on page 37 for more information regarding tax consequences of the exchange offer.


USE OF PROCEEDS................   We will not receive any cash proceeds from the
                                  exchange offer.


EXCHANGE AGENT.................   The Bank of New York is the exchange agent for
                                  the exchange offer. You may find the addresses and telephone number of the exchange agent under the caption "The Exchange
                                  Offer -- Exchange Agent" on pages 34 to 35.


CONSEQUENCES OF NOT EXCHANGING OLD NOTES

     If you do not exchange your old notes in the exchange offer, you will not be able to freely transfer the old notes. In general, you may offer or sell your old notes only:

     - if you have registered the old notes under the Securities Act and applicable state securities laws;

     - under an exemption from registration under the Securities Act and applicable state securities laws; or

     - in a transaction not subject to the Securities Act and applicable state securities laws.


     We do not currently intend to register the old notes under the Securities Act. Under some circumstances, however, holders of old notes may require us to file a shelf registration statement and cause the shelf registration statement to become effective. The shelf registration statement would cover these holders' resales of old notes. For more information regarding the consequences of not tendering your old notes and our obligation to file a shelf registration statement, see "The Exchange Offer -- Consequences of Exchanging or Failing to Exchange Old Notes" on pages 35 to 36 and "Description of Notes -- Registration Rights; Liquidated Damages" on pages 141 to 145.


SUMMARY DESCRIPTION OF THE NEW NOTES

     The terms of the new notes and the old notes are substantially identical. One difference between the new notes and the old notes is that the transfer restrictions and registration rights relating to the old notes do not apply to the new notes. If we do not complete the exchange offer by [30 business days after effective date], 2000, and we do not have an effective shelf registration statement on file with the SEC to register the old notes on that date, the interest rate on the old notes will increase by 0.50% for the first 90-day period and by 0.25% for each subsequent 90-day period. The maximum annual interest rate increase is 2.00%. The interest rate will stop increasing when we complete the exchange offer or have an effective shelf registration statement on file.

SECURITIES OFFERED.............   $230,000,000 aggregate principal amount of 13%
                                  Senior Subordinated Exchange Notes due 2009.

MATURITY DATE..................   October 15, 2009.

INTEREST.......................   Interest on the new notes accrues at an annual
                                  rate of 13%. We will pay interest in cash on April 15 and October 15 of each year, beginning on April 15, 2000.

RANKING........................   The new notes will rank equally with our other
                                  senior subordinated indebtedness. The new notes will be junior to all of our senior indebtedness.

                                  At December 31, 1999, after giving effect to:

                                  - the old notes offering,

                                  - the recapitalization transaction in which
                                    our current principals acquired hospitals and related facilities that Paracelsus Healthcare Corporation previously owned, and

                                  - our acquisition of hospitals and related
                                    facilities from Tenet Healthcare
                                    Corporation,


                                  IASIS and its subsidiaries had approximately
                                  $561.3 million of outstanding indebtedness. Of this amount, approximately $331.3 million was senior to the old notes and will be senior to the new notes. For a discussion of the recapitalization transaction and acquisition described above, see "The Transactions" beginning on page 41.


SINKING FUND...................   None.

OPTIONAL REDEMPTION............   We may redeem any of the new notes beginning
                                  on October 15, 2004. The initial redemption price will equal 106.50% of their principal amount, plus accrued and unpaid interest. The redemption price will decline each year after 2004. The redemption price will be 100% of the principal amount, plus accrued and unpaid interest, beginning on October 15, 2008.


                                  Before October 15, 2002, we may redeem up to 35% of the aggregate principal amount of all old notes and new notes outstanding on the date of redemption. The redemption price will equal 113.00% of the aggregate principal amount of the notes we redeem, plus accrued and unpaid interest and any liquidated damages. We may only redeem the notes using the net cash proceeds we receive from capital stock we issue, with some limitations. For additional information regarding optional redemption of the notes, see the discussion under the caption "Description of
                                  Notes -- Optional Redemption" on pages 116 to 117.


CHANGE OF CONTROL..............   If any of the following "change of control"
                                  events occurs:

                                  - we sell all or substantially all of our assets,

                                  - we merge or consolidate with another
                                  company,

                                  - we liquidate or dissolve our company, or

                                  - we or another person removes or replaces a
                                    majority of our board of directors,


                                  the terms of the notes require us to make an offer to purchase all outstanding old notes and new notes. The purchase price will equal 101% of the principal amount of all notes outstanding on the date of purchase, plus accrued and unpaid interest. We may not have enough funds available at the time of a change of control to make any required debt repayment or repurchases of the notes. The terms of our credit facility may block these payments as well. For more information on change of control consequences, please see "Description of Notes -- Repurchase at the Option of Holders -- Change of Control" on page 117.


COVENANTS......................   The terms of the new notes restrict our
                                  ability, among other things, to:

                                  - incur additional indebtedness,

                                  - pay dividends or make distributions on our
                                    capital stock,

                                  - repurchase or redeem our capital stock,

                                  - make particular kinds of investments and
                                    other restricted payments,

                                  - create liens,

                                  - enter into transactions with affiliates,

                                  - issue stock of subsidiaries,

                                  - use assets as security in other
                                    transactions,

                                  - transfer or sell assets, and

                                  - merge or consolidate with other companies.


                                  For a more detailed description of these restrictions and any exceptions to these restrictions, see the discussion under the caption "Description of Notes -- Covenants" on pages 121 to 123.


TRADING MARKET.................   There is no established trading market for the
                                  old notes and the exchange offer is the
                                  initial public offering of the new notes.
                                  Accordingly, there is no established trading market for the new notes. However, J.P. Morgan
                                  Securities Inc., the initial purchaser of the old notes, has indicated that it intends to make a market in the new notes. Nevertheless, we cannot assure you that an active trading market will develop.

LISTING........................   We do not intend to apply for listing of the
                                  new notes on any national securities exchange or for quotation through any automated inter-dealer quotation system.

SUBSIDIARY GUARANTEES..........   All of our subsidiaries, with some possible
                                  exceptions in the future, will guarantee our obligations under the new notes. The subsidiaries will fully and unconditionally guarantee our obligations. The guarantees will be subordinated to all senior indebtedness of our subsidiary guarantors.

IASIS HEALTHCARE CORPORATION

COMPANY REVIEW

     We are a for-profit hospital management company with operations in select markets in the United States. Our facilities operate in four regions:

     (1) Salt Lake City, Utah;

     (2) Phoenix, Arizona;

     (3) Tampa-St. Petersburg, Florida; and

     (4) three markets within the State of Texas.

We either own or operate 15 general, acute care hospitals and 4 ambulatory surgery centers, with a total of 2,144 operating beds. We focus on networks of medium-sized hospitals, each with 100 to 400 beds.

     The following series of transactions occurring in the latter half of 1999 formed our company:


     - we recapitalized PHC/Psychiatric Healthcare Corporation, a subsidiary of Paracelsus Healthcare Corporation which we refer to in this prospectus as HoldCo,


     - we acquired a number of hospitals from Tenet Healthcare Corporation, and


     - we merged Iasis Healthcare Corporation, a Tennessee corporation which we refer to in this prospectus as the management company, with an acquisition subsidiary of ours that we formed for purposes of the transaction.


     In the recapitalization, JLL Healthcare, LLC, Triumph Partners III, L.P. and Triumph III Investors, L.P., which we refer to in this prospectus collectively as the Triumph investment funds, and General Electric Capital Corporation acquired approximately 94% of the outstanding common stock of HoldCo, a wholly owned subsidiary of Paracelsus Healthcare that owned 5 hospitals in the Utah area. To effect the recapitalization, JLL Healthcare, the Triumph investment funds and General Electric Capital acquired less than half of HoldCo's outstanding common stock and HoldCo repurchased more than half of its outstanding common stock, in both instances from Paracelsus Healthcare. Following the recapitalization, HoldCo changed its name to IASIS Healthcare Corporation and JLL Healthcare, the Triumph investment funds and General Electric Capital held approximately 94% of our outstanding common stock. Paracelsus Healthcare retained and continues to hold approximately 6% of our outstanding common stock.


     In a subsequent asset purchase transaction, we acquired a number of general, acute care hospitals and related assets from Tenet Healthcare Corporation. Concurrent with these acquisitions, Iasis Healthcare Corporation, the Tennessee corporation referred to in this document as management company, merged with a wholly owned subsidiary of ours which survived the merger. The subsidiary of ours that merged with the management company was an acquisition vehicle with no independent business operations. It was formed for the sole purpose of merging with the management company. Prior to the merger, the management company was an independent operating company in the healthcare industry that had been seeking strategic avenues to expand and grow its business. Some of the members of our current management, who were at that time members of the management company's management, worked with Joseph Littlejohn & Levy, the New York-based private equity fund that indirectly controls our largest stockholder, JLL Healthcare, LLC, to coordinate the transactions that formed our company, including the recapitalization, the Tenet asset acquisition and the management company merger. Following the merger with the management company, a number of the management company's former executive officers, including C. Wayne Gower, our President and Chief Executive Officer, and Frank A. Coyle, our General Counsel and Secretary, became members of our management team. Our business now consists of the hospitals we gained control of in the recapitalization, the hospitals and related assets we acquired from Tenet Healthcare Corporation and the holdings of management company. For more information about these formation transactions, see the discussion under the caption "The Transactions" beginning on page 41.


     The address of our principal executive offices is 113 Seaboard Lane, Suite A-200, Franklin, Tennessee 37067 and our telephone number is (615) 844-2747.

   SUMMARY HISTORICAL AND UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

     The following tables present the summary historical and unaudited pro forma combined financial information and operating data of IASIS as of the dates indicated. As a result of IASIS' change in fiscal year from December 31 to September 30 during 1999, the unaudited pro forma combined financial information and operating data has been provided as of and for the three months ended December 31, 1999, the nine months ended September 30, 1999 and the year ended December 31, 1998.

     We have derived the historical Statement of Operations data and Balance Sheet data of IASIS Healthcare Corporation, which we refer to as IASIS, for the three months ended December 31, 1999 from, and you should read the data in conjunction with, the unaudited financial statements included elsewhere in this prospectus.

     We have derived the historical Statement of Operations data of Paracelsus Utah Facilities, which we refer to as Paracelsus or Paracelsus hospitals, for the nine months ended September 30, 1999 and the year ended December 31, 1998 from, and you should read the data in conjunction with, the audited financial statements and related notes to the audited financial statements included elsewhere in this prospectus.

     We have derived the historical Statement of Operations data of Tenet Hospitals, which we refer to as Tenet or Tenet hospitals, for the period from October 1, 1999 through October 15, 1999, the nine months ended August 31, 1999 and the twelve months ended November 30, 1998 from recast unaudited financial statements not included in this prospectus.

     We have derived the historical Statement of Operations data of Iasis Healthcare Corporation, which we refer to as management company, a Tennessee corporation that merged with our wholly owned subsidiary, for the period from October 1, 1999 through October 15, 1999, the nine months ended September 30, 1999 and the period from inception, February 23, 1998, through December 31, 1998 from recast unaudited financial statements not included in this prospectus.

     The unaudited pro forma combined statements of operations for three months ended December 31, 1999, the year ended December 31, 1998 and the nine months ended September 30, 1999 give effect to the pro forma adjustments reflecting the recapitalization, the Tenet acquisition, the merger with management company and the related financing, which we refer to as the pro forma transactions, as if they had occurred as of January 1, 1998.

     The unaudited historical consolidated balance sheet data of IASIS as of December 31, 1999 reflects the impact of the pro forma transactions, each of which occurred during October 1999.

     The summary unaudited pro forma combined financial information does not purport to be indicative of the results of operations we would have actually achieved had we completed the pro forma transactions as of the dates specified, nor are they necessarily indicative of the results of operations that we may achieve in the future.

     The unaudited pro forma combined statements of operations for the nine months ended September 30, 1999 and the year ended December 31, 1998 do not reflect non-recurring costs of $3.4 million recognized in the three months ended December 31, 1999 in connection with the recapitalization. None of the unaudited combined statements of operations reflect other non-recurring costs IASIS expects to recognize in connection with the recapitalization, the Tenet acquisition and the merger with management company. These non-recurring costs include legal, accounting and other professional fees and some charges associated with the combination of the operations of the Paracelsus hospitals, the Tenet hospitals and the management company. We have based the summary unaudited pro forma combined financial information on assumptions and adjustments described in the notes to the unaudited pro forma combined financial information included in this prospectus.

                             SUMMARY HISTORICAL AND
               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

                                                                    PERIOD FROM                    THREE
                               THREE MONTHS      PERIOD FROM      OCTOBER 1, 1999                  MONTHS
                                   ENDED       OCTOBER 1, 1999        THROUGH                      ENDED
                               DECEMBER 31,        THROUGH        OCTOBER 15, 1999              DECEMBER 31,
                                   1999        OCTOBER 15, 1999      MANAGEMENT                     1999
                                   IASIS            TENET             COMPANY         TOTAL      PRO FORMA
                               -------------   ----------------   ----------------   --------   ------------
Dollars in thousands
STATEMENT OF OPERATIONS DATA:
Operating revenues...........    $179,290          $ 22,807           $     47       $202,144     $202,144
Operating expenses:
  Salaries, wages and
    benefits.................      62,217             8,588                126         70,931       70,931
  Supplies and other.........      77,227            12,368                131         89,726       89,726
  Provision for bad debts....      13,450               370                 --         13,820       13,820
  Management fees and
    corporate overhead(1)....          --               313                 --            313          313
  Depreciation and
    amortization.............      10,196             1,019                 11         11,226       11,243
  Recapitalization costs.....       3,442                --                 --          3,442        3,442
  Loss on sale of accounts
    receivable(2)............          --             2,191                 --          2,191        2,191
                                 --------          --------           --------       --------     --------
                                  166,532            24,849                268        191,649      191,666
                                 --------          --------           --------       --------     --------
Operating income (loss)......      12,758            (2,042)              (221)        10,495       10,478
Interest expense (income)....      14,375               (15)               453         14,813       17,107
Minority interests...........         (92)             (156)                --           (248)        (346)
                                 --------          --------           --------       --------     --------
Income (loss) from continuing
  operations before income
  taxes......................      (1,525)           (1,871)              (674)        (4,070)      (6,283)
                                 ========          ========           ========       ========     ========
Provision (benefit) for
  income taxes...............          --              (747)                --           (747)          --
                                 --------          --------           --------       --------     --------
Net income (loss)............    $ (1,525)         $ (1,124)          $   (674)      $ (3,323)    $ (6,283)
                                 ========          ========           ========       ========     ========
OTHER DATA:
Adjusted Net Loss(5).........                                                                     $ (1,216)
EBITDA(6)....................    $ 22,954            (1,023)              (210)        21,721       21,721
Adjusted EBITDA(6)...........                                                                     $ 26,788
Depreciation and amortization
  expense....................    $ 10,196             1,019                 11         11,226       11,243
Capital expenditures.........    $  9,175               276                 --          9,451
Ratio of earnings to fixed
  charges (7)................         .91x                                                             .67x
BALANCE SHEET DATA:
Cash and cash equivalents....    $ 24,613
Total assets.................    $862,729
Long-term debt (including
  current portion)...........    $561,289
Preferred stock..............    $169,443
Shareholders' equity.........    $ 38,289
STATISTICAL DATA:
Number of hospitals at end of
  period.....................          15                10                 --             15
Number of operating beds at
  the end of period (8)......       2,144             1,643                 --          2,144
Admissions (9)...............      16,137             2,063                 --         18,200
Average length of stay (days)
  (10).......................         4.4               4.8                 --            4.4
Average daily census (11)....         912               658                 --            900
Occupancy rate (12)..........        42.5%             40.0%                --           42.0%

                             SUMMARY HISTORICAL AND
               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

                                NINE MONTHS    NINE MONTHS    NINE MONTHS
                                   ENDED          ENDED          ENDED
                               SEPTEMBER 30,   AUGUST 31,    SEPTEMBER 30,               NINE MONTHS
                                   1999           1999           1999                       ENDED
                               -------------   -----------   -------------              SEPTEMBER 30,
                                                              MANAGEMENT                    1999
                                PARACELSUS        TENET         COMPANY       TOTAL       PRO FORMA
                               -------------   -----------   -------------   --------   -------------
Dollars in thousands
STATEMENT OF OPERATIONS DATA:
Operating revenues...........    $140,950       $443,311        $   758      $585,019     $585,019
Operating expenses:
  Salaries, wages and
    benefits.................      49,155        146,103          1,792       197,050      197,050
  Supplies and other.........      58,847        181,078            874       240,799      241,799
  Provision for bad debts....       9,979         33,831             --        43,810       43,810
  Management fees and
    corporate overhead(1)....       5,135          6,085             --        11,220       11,220
  Depreciation and
    amortization.............       9,620         19,446            123        29,189       31,432
  Loss on sale of accounts
    receivable (2)...........          --          4,548             --         4,548        4,548
                                 --------       --------        -------      --------     --------
                                  132,736        391,091          2,789       526,616      529,859
                                 --------       --------        -------      --------     --------
Operating income (loss)......       8,214         52,220         (2,031)       58,403       55,160
Interest expense (income)....       7,304         (1,407)           (13)        5,884       49,192
Minority interests...........        (140)         1,386             --         1,246         (622)
                                 --------       --------        -------      --------     --------
Income (loss) from continuing
  operations before income
  taxes and cumulative effect
  of accounting change.......       1,050         52,241         (2,018)       51,273        6,590
Provision (benefit) for
  income taxes...............          --         20,989             --        20,989        2,636
                                 --------       --------        -------      --------     --------
Income (loss) before
  cumulative effect of
  accounting change..........    $  1,050       $ 31,252        $(2,018)     $ 30,284     $  3,954
                                 ========       ========        =======      ========     ========
OTHER DATA:
Adjusted Net Income (5)......                                                             $ 12,577
EBITDA (6)...................    $ 17,834         71,666         (1,908)       87,592       86,592
Adjusted EBITDA (6)..........                                                             $ 95,215
Depreciation and amortization
  expense....................    $  9,620         19,446            123        29,189       31,432
Capital expenditures.........    $ 13,476          9,044             77        22,597
Ratio of earnings to fixed
  charges (7)................        1.1x                                                     1.1x
STATISTICAL DATA:
Number of hospitals at end of
  period.....................           5             10             --            15
Number of operating beds at
  the end of period (8)......         501          1,643             --         2,144
Admissions (9)...............      13,849         39,820             --        53,669
Average length of stay
  (10).......................         3.6            5.0             --           4.6
Average daily census (11)....         182            724             --           906
Occupancy rate (12)..........        36.3%          44.1%            --          42.3%

                             SUMMARY HISTORICAL AND
               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

                                                              PERIOD FROM
                                                               INCEPTION
                                                             (FEBRUARY 23,
                                                             1998 THROUGH
                                             TWELVE MONTHS   DECEMBER 31,
                               YEAR ENDED        ENDED           1998)
                              DECEMBER 31,   NOVEMBER 30,    -------------               YEAR ENDED
                                  1998           1998                                   DECEMBER 31,
                              ------------   -------------    MANAGEMENT                    1998
                               PARACELSUS        TENET          COMPANY       TOTAL      PRO FORMA
                              ------------   -------------   -------------   --------   ------------
Dollars in thousands
STATEMENT OF OPERATIONS
  DATA:
Operating revenues..........    $183,112       $558,956         $  181       $742,249     $742,249
Operating expenses:
  Salaries, wages and
    benefits................      65,942        196,216            685        262,843      262,843
  Supplies and other........      73,950        243,975            270        318,195      318,895
  Provision for bad debts...      11,727         36,634             --         48,361       48,361
  Management fees and
    corporate overhead
    (1).....................       6,587          8,633             --         15,220       15,220
  Depreciation and
    amortization............      11,770         24,634             79         36,483       40,808
  Impairment and
    restructuring charges
    (3).....................          --         19,455             --         19,455       19,455
  Reversal of excess loss
    contract accrual (4)....      (7,500)            --             --         (7,500)      (7,500)
                                --------       --------         ------       --------     --------
                                 162,476        529,547          1,034        693,057      698,082
                                --------       --------         ------       --------     --------
Operating income............      20,636         29,409           (853)        49,192       44,167
Interest expense............      17,088          1,515             --         18,603       65,615
Minority interests..........          68          2,068             --          2,136          395
                                --------       --------         ------       --------     --------
Income (loss) from
  continuing operations
  before income taxes.......       3,480         25,826           (853)        28,453      (21,843)
Provision (benefit) for
  income taxes..............          --         10,513              1         10,514           --
                                --------       --------         ------       --------     --------
Net income (loss)...........    $  3,480       $ 15,313         $ (854)      $ 17,939     $(21,843)
                                ========       ========         ======       ========     ========
OTHER DATA:
Adjusted Net Loss (5).......                                                              $ (6,414)
EBITDA (6)..................    $ 32,406         54,043           (774)        85,675       84,975
Adjusted EBITDA (6).........                                                              $100,404
Depreciation and
  amortization expense......    $ 11,770         24,634             79         36,483       40,808
Capital expenditures........    $  6,427         22,668             72         29,167
Ratio of earnings to fixed
  charges (7)...............         1.2x                                                      .73x

(1) Historical management fees and corporate overhead include allocations of corporate costs for general and administrative functions. The costs were historically allocated based on relative revenues or costs incurred divided by the number of hospital operations. The historical allocated costs do not necessarily represent the level of costs that the individual hospitals expect to incur in the future.

(2) Effective August 31, 1999, some of the Tenet hospitals entered into a receivables sale agreement to sell patient related receivables to Tenet Healthcare. The sale generated a loss as the amounts the Tenet hospitals realized upon sale were less than the patient receivable balances on the Tenet hospitals' individual balance sheets. This was due to

              NOTES TO SUMMARY HISTORICAL AND UNAUDITED PRO FORMA
                         COMBINED FINANCIAL INFORMATION
                             (Dollars in thousands)

    the fact that the Tenet hospitals discounted the receivables to reflect the time value of money and anticipated collection costs.

(3) On May 31, 1998 Tenet recorded a non-cash restructuring and impairment charge related to the planned closure of St. Luke's Behavioral Health Center by May 31, 1999. Prior to final closure, Tenet Healthcare began negotiations with potential buyers for some Arizona operations including St. Luke's Behavioral Health Center. IASIS ultimately acquired this facility from Tenet Healthcare and does not currently plan to close this facility.

(4) Relates to a reversal of a reserve related to the final contract settlement in connection with the termination of an unprofitable payor contract at Rocky Mountain Medical Center, formerly named PHC Regional Hospital and Medical Center.

(5) We define Adjusted Net Income (Loss) as net income (loss) or income (loss) before cumulative effect of accounting change for the period presented, adjusted for items management considers to be non-recurring and excluding historical management fees and corporate overhead, recapitalization costs, impairment and restructuring charges, reversal of excess loss contract accrual and loss on sale of accounts receivable. The following table provides a summary of items management considers to be non-recurring and one-time items, including an adjustment for estimated corporate cost along with the related impact on Adjusted Net Income (Loss) for the periods presented.

                                                             PRO FORMA       PRO FORMA
                                             PRO FORMA         NINE        THREE MONTHS
                                            YEAR ENDED     MONTHS ENDED        ENDED
                                           DECEMBER 31,    SEPTEMBER 30,   DECEMBER 31,
                                               1998            1999            1999
                                           -------------   -------------   -------------
    Net income (loss)....................    $(21,843)       $  3,954        $ (6,283)
    Adjustments:
      Remove historical management fees
         and corporate overhead..........      15,220          11,220             313
      Estimated corporate cost...........     (11,746)         (7,145)           (879)
      Recapitalization costs.............          --              --           3,442
      Impairment and restructuring
         charges.........................      19,455              --              --
      Reversal of excess loss contract
         accrual.........................      (7,500)             --              --
      Loss on sale of accounts
         receivable......................          --           4,548           2,191
                                             --------        --------        --------
    Adjusted Net Income (Loss)...........    $ (6,414)       $ 12,577        $ (1,216)
                                             ========        ========        ========

     The estimated corporate cost includes estimates of actual costs to be incurred for salaries and benefits and other costs for executive management, finance, human resource, risk management, information systems, corporate compliance and other general and administrative functions, net of amounts included in IASIS' and management company's historical financial statements.

     Actual results and cost savings may differ materially from those reflected above due to a number of factors, including without limitation,

     - an inability to replace existing services provided by Paracelsus Healthcare and Tenet Healthcare at the costs anticipated by our management;

     - an inability to reduce salaries, wages and benefits; and

              NOTES TO SUMMARY HISTORICAL AND UNAUDITED PRO FORMA
                         COMBINED FINANCIAL INFORMATION
                             (Dollars in thousands)


     - an increase in other of our costs. See "If we are unable to achieve anticipated cost savings, we will not achieve projected operational efficiencies and we may have inadequate capital to meet our debt service and other obligations" on page 21.


(6) We define EBITDA as operating income before interest expense, minority interests, income taxes, and depreciation and amortization. While you should not consider EBITDA in isolation or as a substitute for net income, operating cash flows or other cash flow statement data determined in accordance with GAAP, management understands EBITDA is a commonly used tool for measuring a company's ability to service debt, especially in evaluating healthcare companies. We define Adjusted EBITDA as EBITDA for the period presented, adjusted for items management considers to be non-recurring and excluding historical management fees and corporate overhead, recapitalization costs, impairment and restructuring charges, reversal of excess loss contract accrual and loss on sale of accounts receivable. In addition, EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures of other companies. The following table provides a summary of items management considers to be non-recurring and one-time items, including an adjustment for estimated corporate cost along with the related impact on Adjusted EBITDA for the periods presented.

                                                               PRO FORMA      PRO FORMA
                                               PRO FORMA         NINE        THREE MONTHS
                                               YEAR ENDED    MONTHS ENDED       ENDED
                                              DECEMBER 31,   SEPTEMBER 30,   DECEMBER 31,
                                                  1998           1999            1999
                                              ------------   -------------   ------------
    EBITDA..................................    $ 84,975        $86,592        $21,721
    Adjustments:
      Remove historical management fees and
         corporate overhead.................      15,220         11,220            313
      Estimated corporate cost..............     (11,746)        (7,145)          (879)
      Recapitalization costs................          --             --          3,442
      Impairment and restructuring
         charges............................      19,455             --             --
      Reversal of excess loss contract
         accrual............................      (7,500)            --             --
      Loss on sale of accounts receivable...          --          4,548          2,191
                                                --------        -------        -------
    Adjusted EBITDA.........................    $100,404        $95,215        $26,788
                                                ========        =======        =======

 (7) We have calculated the ratio of earnings to fixed charges by dividing income from continuing operations before fixed charges, minority interests and income taxes by fixed charges, which consists of interest charges, meaning interest expense plus interest charged to construction, the portion of rent expense which we deem to be equivalent to interest expense, and amortization of certain financing costs. Fixed charges exceeded earnings for the three months ended December 31, 1999 (Historical) by $1.6 million, for the three months ended December 31, 1999 (Pro Forma) by $6.6 million and for the year ended December 31, 1998 (Pro Forma) by $21.4 million. Excluding the impact of recapitalization costs, impairment and restructuring charges, reversal of excess loss contract accrual and loss on sale of accounts receivable, the ratio of earnings to fixed charges was 1.1x for the three months ended December 31, 1999 (Historical). Fixed charges exceeded earnings for the three months ended December 31, 1999 (Pro Forma) by $1.0 million and for the year ended December 31, 1998 (Pro Forma) by $9.5 million.

              NOTES TO SUMMARY HISTORICAL AND UNAUDITED PRO FORMA
                         COMBINED FINANCIAL INFORMATION
                             (Dollars in thousands)


 (8) Excludes 120 beds at Rocky Mountain Medical Center, formerly named PHC Regional Hospital and Medical Center, which closed in June 1997 and is scheduled to reopen during the first quarter of 2000. See "Liquidity and Capital Resources" beginning on page 73.


 (9) Represents the total number of patients our hospitals admitted for stays in excess of 23 hours. Our management and certain investors use this number as a general measure of inpatient volume.

(10) Represents the average number of days that a patient stays in our hospitals.

(11) Represents the average number of inpatients in our hospitals each day.

(12) Represents the percentage of operating beds occupied by patients. Occupancy percentage does not include 120 beds at Rocky Mountain Medical Center.

                                  RISK FACTORS

     You should carefully consider the following risk factors in addition to the other information in this prospectus before deciding to tender your old notes in the exchange offer. The risk factors described below -- other than the risk factor described under the caption "If you do not exchange your old notes, you will continue to be subject to transfer restrictions on the old notes" -- are generally applicable to the old notes as well as the new notes.

     In addition to the risks described in this prospectus, risks and uncertainties not presently known to us or that we currently deem to be immaterial may also materially and adversely affect our business operations. If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected.

OFFERING RISKS

     BECAUSE THERE IS NO ESTABLISHED TRADING MARKET FOR THE NOTES, YOU MAY FIND IT DIFFICULT TO SELL YOUR NOTES

     There is no established trading market for the new notes or the old notes and we do not intend to apply for listing of the new notes on any securities exchange or for quotation through any automated inter-dealer quotation system. Without an established trading market for the notes, you may not be able to sell your new notes. Although J.P. Morgan Securities Inc., the initial purchaser of the old notes, has informed us that it currently intends to make a market in the new notes, it has no obligation to do so and may discontinue making a market at any time without notice. Moreover, the liquidity of any market for the new notes will also depend upon

     - the number of holders of the new notes,

     - our performance,

     - the market for similar securities, and

     - the interest of securities dealers in making a market in the new notes.

Accordingly, a liquid trading market may not develop for the new notes. In addition, any trading market that existed for the old notes will be negatively affected due to the decrease in the size of the "float" of the old notes caused by old notes being tendered and accepted in the exchange offer.

     IF YOU DO NOT EXCHANGE YOUR OLD NOTES, YOU WILL CONTINUE TO BE SUBJECT TO TRANSFER RESTRICTIONS ON THE OLD NOTES


     If you do not exchange your old notes for new notes in the exchange offer, you will continue to be subject to the restrictions on transfer of your old notes described in the legend on the certificates for your old notes. The restrictions on transfer of your old notes arise because we issued the old notes under exemptions from, or in transactions not subject to, the registration requirements of the Securities Act and applicable state securities laws. In general, you may only offer or sell the old notes if they are registered under the Securities Act and applicable state securities laws, or offered and sold under an exemption from, or in a transaction not subject to, these requirements. We do not plan to register the old notes under the Securities Act. For further information regarding the consequences of tendering your old notes in the exchange offer, see the discussions below under the captions "The Exchange
Offer -- Consequences of Exchanging or Failing to Exchange Old Notes" on pages 35 to 36 and "Certain United States Federal Income Tax Consequences" beginning on page 37.

     IF WE ARE UNABLE TO REPURCHASE THE NEW NOTES FOLLOWING A CHANGE OF CONTROL, AS REQUIRED BY THE INDENTURE, WE WOULD BE IN DEFAULT UNDER THE INDENTURE AND OUR CREDIT FACILITY AND WOULD NOT BE ABLE TO MAKE PAYMENTS TO YOU


     If there is a change of control of our company, you may require us to repurchase your new notes at 101% of their principal amount, plus accrued and unpaid interest to the date of repurchase. Since a change of control would likely constitute an event of default under our credit facility and any future other debt agreements, we may be prevented from repurchasing your new notes unless we are able to refinance our indebtedness or obtain waivers. In addition, we simply may not have sufficient resources to repurchase your new notes. If we fail to repurchase the new notes, we may default under the indenture which would, in turn, constitute a default under our credit facility and could constitute a default under our other senior indebtedness. In this situation, we would likely be restricted from making payments to you until our obligations under our senior indebtedness are paid in full. For a further discussion and a definition of the term "change of control," see "Description of Notes -- Repurchase at the Option of Holders -- Change of Control" on page 117.


     IF A COURT FINDS OUR SALE OF THE NOTES TO BE A FRAUDULENT CONVEYANCE, YOU WOULD NOT RECEIVE PAYMENTS OF PRINCIPAL OR INTEREST ON YOUR NOTES AND YOU WOULD NOT BE ABLE TO SELL THE NOTES IN THE SECONDARY MARKET

     Under federal bankruptcy laws and comparable provisions of state fraudulent transfer laws, a court could void our obligations under the new notes and the subsidiary guarantees or could subordinate claims under the new notes or the subsidiary guarantees to all of our other indebtedness or the indebtedness of any guarantor subsidiary. If a court voids our obligations under the new notes, or subordinates claims on the new notes or subsidiary guarantees, you would not receive payments of principal or interest on the notes, and you would not be able to resell your notes in the secondary market. In addition, a court could void any payment by us or any guarantor subsidiary under the new notes or any subsidiary guarantee. A court would be empowered to take these actions, if, among other things, we or the guarantor subsidiary, at the time we or it incurred the indebtedness evidenced by the new notes or guarantee:

     - received less than reasonably equivalent value or fair consideration for the incurrence of this indebtedness;

     - was insolvent or rendered insolvent by reason of this incurrence;

     - was engaged in a business or transaction for which our or our guarantor subsidiary's remaining assets constituted unreasonably small capital; or

     - intended to incur, or believed that we or it would incur, debts beyond our or its ability to pay those debts as they mature.

     SOME HOLDERS WHO EXCHANGE THEIR OLD NOTES MAY BE DEEMED TO BE UNDERWRITERS

     If you exchange your old notes in the exchange offer for the purpose of participating in a distribution of the new notes, you may be deemed to have received restricted securities. In that event, you will be required to comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

COMPANY RISKS

     OUR SIGNIFICANT INDEBTEDNESS MAY LIMIT OUR ABILITY TO GROW AND COMPETE WITH OTHER HOSPITAL MANAGEMENT COMPANIES AND MAY PROHIBIT US FROM MAKING PAYMENTS ON THE NEW NOTES

     The amount of our outstanding indebtedness is large compared to the net book value of our assets, and we have substantial repayment obligations under our outstanding debt. Our substantial indebtedness could have important consequences to you. It may affect our ability to develop as a company and your ability to receive payment on the new notes. Our indebtedness could also:

     - increase our vulnerability to general adverse economic and industry conditions because we must still meet our significant debt service obligations, notwithstanding the fact that our revenues may have decreased;

     - increase our vulnerability to interest rate fluctuations because much of our debt may be at variable interest rates;

     - limit our ability to obtain additional financing to fund future working capital requirements, capital expenditures and other general corporate requirements because our significant indebtedness may reduce the availability of new financing sources;

     - limit our ability to use operating cash flow in other areas of our business because we must dedicate a substantial portion of these funds to make principal payments and fund debt service; and

     As of December 31, 1999, after giving effect to the offering of the old notes, the recapitalization transaction in which our current principals acquired hospitals and related facilities from Paracelsus Healthcare and the acquisition of hospitals and related facilities from Tenet Healthcare, we had:

     - total consolidated debt of approximately $561.3 million,

     - total stockholders' equity of $38.9 million, and

     - for the three-month period and the twelve-month period ended December 31, 1999, fixed charges exceeded earnings by $6.6 million and $.07 million, respectively.

We have calculated the ratio of earnings to fixed charges by dividing income from continuing operations before fixed charges, minority interests and income taxes by fixed charges. Fixed charges consist of interest charges, meaning interest expense plus interest charged to construction, the portion of rent expense which we deem to be equivalent to interest expense, and amortization of certain financing costs. The ratio of earnings to fixed charges provides a useful measure of our liquidity because it reveals the portion of our income that is not dedicated to the repayment of recurring expenses.

     The following table indicates the aggregate amount of principal and interest payments we will be required to make during each of the next five years:

                YEAR                   PRINCIPAL      INTEREST
                ----                   ----------    -----------
2000.................................   7,536,000     63,696,926
2001.................................  10,628,000     62,975,002
2002.................................  19,375,000     61,615,626
2003.................................  28,125,000     59,433,594
2004.................................  28,750,000     56,215,626
                                       ----------    -----------
Total................................  94,414,000    303,936,774

     IF WE NEED TO SEEK BANKRUPTCY PROTECTION, WE WILL NOT REPAY HOLDERS OF THE NEW NOTES UNTIL WE REPAY ALL OF OUR SENIOR INDEBTEDNESS, INCLUDING OUR CREDIT FACILITY

     In the event that we seek bankruptcy protection, we may not be able to satisfy our obligations under the new notes until after we repay our senior creditors. Our obligations under the new notes and the subsidiary guarantees will be subordinated to substantially all of our existing and future indebtedness, including our credit facility, but excluding trade payables and any debt that expressly provides that it ranks equally with, or subordinate to, the new notes or the subsidiary guarantees. Any subsidiary guarantee will be subordinated in right of payment to all senior indebtedness of the relevant guarantor subsidiary including guarantees of our credit facility. The new notes will also be effectively subordinated to all of our secured debt to the extent of the assets securing that indebtedness.

     As of December 31, 1999, after giving effect to the offering of the old notes, the recapitalization in which our current principals acquired control of IASIS and the acquisition by which IASIS acquired hospitals and related facilities from Tenet Healthcare, we had $331.3 million of senior debt, excluding letters of credit and guarantees. Of this $331.3 million senior debt, we have $330.0 million of indebtedness outstanding under our credit facility, all of which is senior to the new notes. We may also incur additional senior indebtedness consistent with the terms of our debt agreements.

     IF WE BREACH ANY OF THE RESTRICTIVE PROVISIONS IN OUR DEBT AGREEMENTS, WE MAY HAVE TO IMMEDIATELY REPAY A SIGNIFICANT PORTION OF OUR INDEBTEDNESS

     If we breach any of the restrictions in our debt agreements, we may have to repay a significant portion of our indebtedness. We may not be able to make payments to you as a holder of the new notes if we have to make these accelerated payments. Our debt agreements may restrict our ability to:

     - declare dividends or redeem or repurchase capital stock;

     - prepay, redeem or repurchase debt, including the new notes;

     - incur liens and engage in sale-leaseback transactions;

     - make loans and investments;

     - incur additional indebtedness;

     - amend or otherwise change debt and other material agreements;

     - make capital expenditures;

     - engage in mergers, acquisitions and asset sales;

     - enter into transactions with affiliates; and

     - change our primary business.


     These restrictive provisions will also limit our flexibility in dealing with changing economic conditions and may limit our ability to finance future operations or capital needs or to engage in other business activities. For a further discussion of operating and financial restrictions affecting us, see the discussion below under the captions "Description of Notes -- Covenants" on pages 121 to 123 and "Description of Credit Facility" on pages 110 to 111.


     BECAUSE OUR DEBT AGREEMENTS DO NOT RESTRICT OUR ABILITY TO INCUR ADDITIONAL INDEBTEDNESS, THERE IS A RISK THAT WE MAY INCUR INDEBTEDNESS IN EXCESS OF OUR ABILITY TO REPAY

     Because our credit facility and the indenture do not fully restrict our ability to incur new indebtedness, there is a risk to you that we may incur indebtedness in excess of our ability to repay, thereby impairing our ability to meet our repayment obligations under the new notes. The terms of the indenture do not fully prohibit us or our subsidiaries from incurring additional indebtedness. Our credit facility permits additional borrowings of up to $125.0 million and all of those borrowings would be senior to the new notes and the subsidiary guarantees. This means that, in the event of a default under any indebtedness that is senior to the new notes, you would not be repaid or otherwise receive compensation in respect of the new notes unless and until all of our senior indebtedness is repaid.

     BECAUSE WE DO NOT HAVE AN INDEPENDENT OPERATING HISTORY, WE MAY NOT BE ABLE TO ACCURATELY PREDICT OUR WORKING CAPITAL REQUIREMENTS

     We have a limited independent operating history and may not be able to accurately predict our working capital and other cash needs. If we fail to maintain adequate working capital and experience a resultant lack of liquidity, we may default on our required payment obligations, including payment obligations to you under the new notes. Prior to the formation of IASIS, various entities owned directly or indirectly by Paracelsus Healthcare, Tenet Healthcare and their predecessors conducted the business operations of our current facilities. Paracelsus Healthcare and Tenet Healthcare have substantially longer operating histories than we do and may have greater financial and administrative resources and infrastructure than ours. Moreover, while the members of our senior management team have extensive experience managing large groups of hospitals, they have not worked together as a single management team and they have not managed our hospitals. Accordingly, our working capital needs may be difficult to predict.

     As an independent company, we will be required to supplement our hospitals' financial and administrative systems and other resources to provide services necessary to operate successfully as an independent company. We will also need to fund our working capital requirements and other cash needs from our cash flow and other sources. Our cash flow and the revolving credit facility may not, however, be adequate to meet our working capital and other cash needs in the future, which may negatively affect our ability to make payments to you as a holder of the new notes.

     BECAUSE OUR HISTORICAL FINANCIAL INFORMATION MAY NOT BE COMPARABLE TO FUTURE PERIODS, YOU MAY NOT BE ABLE TO ACCURATELY EVALUATE CHANGES IN OUR FINANCIAL POSITION BY REVIEWING OUR FINANCIAL STATEMENTS

     The entity currently operating as IASIS comprises the assets of three historically separate entities. Accordingly, our historical financial information is derived exclusively from the financial information of our predecessors and does not provide you with an established independent operating history upon which you may evaluate us. As a result, the historical financial information included in this prospectus may not necessarily reflect our results of operations, financial position and cash flows in the future or what our results of operations, financial position and cash flows would have been had we been a separate, independent entity during the periods presented. In addition, the historical financial information does not reflect many significant changes resulting from the recapitalization in which our current principals acquired control of IASIS, the acquisition by which IASIS acquired hospitals and related facilities from Tenet Healthcare, the credit facility and the offering of the old notes. As a consequence, our results of operations and financial condition subsequent to the recapitalization and the acquisition are not and will not be comparable to prior periods.

     IF WE ARE UNABLE TO ACHIEVE ANTICIPATED COST SAVINGS WE WILL NOT ACHIEVE PROJECTED OPERATIONAL EFFICIENCIES AND WE MAY HAVE INADEQUATE CAPITAL TO MEET OUR DEBT SERVICE AND OTHER OBLIGATIONS

     Our business plan anticipates that we will have the ability to operate our hospitals with lower costs than the overhead allocated by former owners. In the event that we fail to realize these expected cost-savings for any reason, our liquidity for future periods could be impaired because of the greater amount of capital that we would need to devote to the payment of expenses. If this is the case, we may not be able to make payments to you under the new notes. For example, we expect to achieve significant cost savings through the implementation of new management information systems and the outsourcing of accounts receivable collection functions, among other things. We have reflected these potential annualized cash cost savings as supplemental adjustments in the unaudited pro forma combined financial information and elsewhere in this prospectus. These potential cost savings are based on analyses completed by members of our management which necessarily involve assumptions as to future events, including general business and industry conditions, competitive factors, local labor markets and labor productivity. While we believe these analyses and underlying assumptions to be reasonable, unforeseen factors may offset the estimated cost savings or other components of our business plan. As a result, our actual cost savings may vary considerably, or be considerably delayed, compared to the estimates described in this prospectus. As a result, we may have overestimated our projected liquidity and cash flows for future periods and, as a result, we may have inadequate capital to meet our debt service and other obligations in the future.

     WHEN OUR TRANSITIONAL SERVICES AGREEMENTS EXPIRE, WE MAY NOT BE ABLE TO OBTAIN SUBSTITUTE SERVICES ON COMMERCIALLY ACCEPTABLE TERMS AND WE MAY INCUR SUBSTANTIAL ADDITIONAL COSTS

     The transitional services agreements we entered into with Paracelsus Healthcare and Tenet Healthcare following the transactions which formed our company will expire in less than 12 months. The services provided under those agreements, which are described below, are very important to us and there is a risk that we will not be able to obtain substitute services on commercially acceptable terms. When these agreements terminate, we will have to provide these services in-house or contract with third parties. Accordingly, we may incur substantial additional costs for these services. These services generally include:

     - information systems;

     - employees temporarily contracted from Tenet Healthcare; and

     - purchasing and contract services.


     Also, in connection with the recapitalization and the acquisition, Paracelsus Healthcare and Tenet Healthcare agreed to indemnify us against specified liabilities as described under "The Transactions" beginning on page
41. However, we cannot assure you that Paracelsus Healthcare and Tenet Healthcare will honor their indemnity obligations. We may, therefore, also incur substantial costs to satisfy any potential liabilities.


     IF WE LOSE ANY OF OUR KEY PERSONNEL WITH HEALTHCARE EXPERTISE, OVERSIGHT OF OUR MANAGEMENT FUNCTIONS MAY BE IMPAIRED AND OUR BUSINESS OPERATIONS MAY BE DISRUPTED

     Our success is largely dependent on the skills, experience and efforts of our senior management team, which includes Wayne Gower, our President and Chief Executive Officer, John Crawford, our Executive Vice President and Chief Financial Officer, and Linda Hischke, our Division President. Our operations are also dependent on the efforts, ability and experience of key members of our hospital management staffs. If we lose the services of one or more members of our senior management team or of a significant portion of our hospital management staff at one or more of our hospitals we would likely experience a significant disruption in our operations. The loss of senior management members could undermine our reporting structure and result in inadequate oversight of lower- and mid-level management functions. Moreover, the loss of hospital management staff and resultant diminution in operational oversight could result in inadequate cost containment or other failures of our business units to adhere to their respective business plans.


     We intend to enter into employment agreements with Messrs. Gower and Crawford. We do not have employment agreements with any other employees. We do not maintain key man life insurance policies on any of our officers. For further information regarding our senior management team, see the discussion below under the caption "Management" beginning on page 101.


     IF WE FAIL TO INTEGRATE THE MANAGEMENT INFORMATION SYSTEMS AT OUR HOSPITALS, OUR EXPENSES COULD INCREASE AND OUR PROFITABILITY COULD DECLINE

     Our success is dependent in part on our access to sophisticated information systems and our ability to integrate these systems into our hospitals. If we are unable to integrate these systems, we will not be able to realize currently projected cost-savings and, as a result, our profitability could be reduced. These systems are essential to the following areas of our business operations, among others,

     - patient accounting, including billing and collection of accounts receivable,

     - financial, accounting and reporting,

     - coding,

     - payroll,

     - compliance,

     - laboratory systems,

     - radiology and pharmacy systems,

     - medical records,

     - document storage,

     - materials management,

     - asset management, and

     - negotiating, pricing and managing payor contracts.

We expect that these systems will assist us in realizing operating efficiencies and capturing, maintaining, monitoring and analyzing cost, quality and utilization data. We may experience unanticipated delays, complications and expenses in implementing, integrating and operating these systems. We may also face challenges in connection with the integration of the systems currently in use at the acquired hospitals with our new and existing systems. Since our facilities were previously owned by entities that were not affiliated with each other or with IASIS, the management information systems in use at the various facilities were not previously linked and are not necessarily compatible. In order to take full advantage of the newly acquired systems, as well as the existing systems we will retain, we will need to overcome any challenges that may be posed by the integration of these systems with our new and existing systems. This integration may, however, prove to be more difficult or costly than currently anticipated.

     BECAUSE WE RELY ON THIRD-PARTY VENDORS FOR MANY OF OUR MANAGEMENT INFORMATION SYSTEMS, NON-PERFORMANCE BY ANY OF THESE VENDORS COULD DISRUPT OUR OPERATIONS.

     We are dependent on third-party vendors for some of our management information systems. Because of the integral nature of these systems to our operations, any loss of these vendors, whether due to contract termination, breach or otherwise, could result in a material disruption of our core operational functions. The third-party vendors on which we rely include Tenet Healthcare Corporation, McKesson HBOC, Inc., and Lawson Associates, Inc.. Under a series of contracts we recently entered into with McKesson HBOC, Inc., we will receive equipment, software and maintenance at most of our facilities, including with respect to patient accounting, laboratory, radiology and pharmacy systems. Other vendors have in the past, and will in the future, provide comparable services.

     Our arrangement with a vendor that provides services for some of our Utah facilities is scheduled to expire in April 2000. Although we have attempted to negotiate an extension of this contract until new systems and personnel are in place, the vendor has notified us that it intends to terminate service on the scheduled expiration date of the contract. If this relationship is terminated before we are able to initiate operation of substitute systems, we could experience a material disruption to the affected operations. Although we do not anticipate that other vendors will prematurely terminate their relationships with us, any such termination, or a default in the performance of vendors' contractual obligations to us, could also disrupt our operations or otherwise have a negative impact on our business operations. In the event of such a termination we may not be able to obtain or maintain these systems. We may also be unable to replace these systems or vendors' support in a reasonable time or at a reasonable cost.

     THE INTERESTS OF OUR CONTROLLING STOCKHOLDER, JOSEPH LITTLEJOHN & LEVY, MAY CONFLICT WITH YOUR INTERESTS AS A NEW NOTE HOLDER

     Some decisions concerning our operations or financial structure may present conflicts of interest between Joseph Littlejohn & Levy Fund III, L.P. and the holders of the new notes. If we encounter financial difficulties or are unable to pay our debts as they mature, the interests of our equity holders might conflict with those of the holders of the new notes. In addition, our equity holders may have an interest in pursuing acquisitions, divestitures, financings or other transactions, that, in their judgment, could enhance their equity investment even though these transactions might involve risks to the holders of the new notes. JLL Healthcare, LLC, which is controlled by Joseph Littlejohn & Levy Fund III, L.P., an affiliate of Joseph Littlejohn & Levy, beneficially owns 84.7% of our outstanding common stock. As a result of its voting power, JLL Healthcare, LLC is in a position to elect a majority of our board of directors and control all matters affecting us, including any determination with respect to:

     - our direction and policies;

     - the acquisition and disposition of assets;

     - future issuances of common stock, preferred stock or other securities;

     - our future incurrence of debt; and

     - any dividends on our common stock or preferred stock.

     IF ANY ONE OF THE FOUR STATES IN WHICH WE OPERATE EXPERIENCES AN ECONOMIC DOWNTURN OR OTHER MATERIAL CHANGES, OUR OVERALL BUSINESS RESULTS MAY SUFFER

     Of our fifteen general, acute care hospitals, five are located in Utah, three are located in Arizona, three are located in Florida, and four are located in Texas. On a pro forma basis for the three months ended December 31, 1999, our Utah hospitals generated 27.9% of our net revenues, our Arizona hospitals generated 26.2%, our Florida hospitals generated 23.2% and our Texas hospitals generated 22.7%. Accordingly, any material change in the current demographic, economic, competitive and regulatory conditions in Utah, Arizona, Florida or Texas could adversely affect our overall business results because of the significance of our operations in each of these states to our overall operating performance. Moreover, due to our concentration of revenues in only four markets, our business is not diversified and is therefore subject to greater market risks than some competing multi-facility healthcare companies. Since each state in which we do business may represent 20% or more of our revenues, our profitability could also be diminished due to market volatility in any one of these markets or negative changes in any of a number of market conditions.

INDUSTRY RISKS RELATING TO OUR COMPANY

     IF WE ARE UNABLE TO ENTER INTO FAVORABLE CONTRACTS WITH MANAGED CARE PAYORS OUR OPERATING REVENUES MAY BE REDUCED

     Our ability to negotiate favorable contracts with Health Maintenance Organizations, Preferred Provider Organizations and other managed care payors significantly affects the revenues and operating results of most of our hospitals. If we lose any of these contracts or we are unable to enter into new contracts on favorable terms, our revenues derived from operations will be reduced and our growth prospects will be diminished. Revenues derived from HMOs, PPOs and other managed care payors accounted for approximately 36.7% of our pro forma net operating revenues for the three months ended December 31, 1999. As such, our future success will depend, in part, on our hospitals' ability to continue to enter into managed care contracts and to organize and structure local hospital networks, in each case on terms favorable to us. Other healthcare companies, including some with greater financial resources or a wider range of services, may also be competing for these opportunities.

     BECAUSE WE ENTER INTO CAPITATED CONTRACTS WITH PRIVATE PAYORS, LIMITATIONS ON PAYMENTS AND REIMBURSEMENTS MAY SIGNIFICANTLY REDUCE OUR REVENUES

     Private payors, including indemnity and managed care payors, accounted for approximately 64.6% of our pro forma net operating revenues for the three months ended December 31, 1999. Any reduction in the amount private payors pay us will cause our revenues to decrease. These payors are increasingly demanding discounted fee structures or prepaid capitation arrangements that impose on healthcare providers all or a portion of the financial risk associated with patient treatment. With capitated contracts, we receive specific fixed periodic payments from an HMO, PPO, or employer, based on the number of members of the organization we service. In return, we agree to provide healthcare services to those members regardless of the actual costs incurred and services provided. The profitability of those contracts depends upon our ability to negotiate payments per patient that, in the aggregate, are adequate to cover the cost of meeting the healthcare needs of the covered individuals. We may not be able to enter into any contracts of this type or, even if we do, the payments we receive may not be adequate to cover the cost of meeting the healthcare needs of the covered persons. We will lose revenue if this occurs.

     RECENT LEGISLATIVE CHANGES LIMITING PAYMENTS PROVIDED BY GOVERNMENTAL PROGRAMS MAY SIGNIFICANTLY REDUCE OUR REVENUES

     Payments from government healthcare programs, such as Medicare and Medicaid, accounted for approximately 35.4% of our pro forma net operating revenues for the three months ended December 31, 1999. Recent legislative changes, including those enacted as part of the Balanced Budget Act of 1997, have resulted in limitations on and, in some cases, reductions in levels of, payments to healthcare providers under many of these government programs. Many changes imposed by the Balanced Budget Act are being phased in over a period of years. The Balanced Budget Act significantly changes the method of payment under the Medicare and Medicaid programs which has resulted, and we expect will continue to result, in significant reductions in payments for our inpatient, outpatient, home health and skilled nursing services, which may cause our revenues to decline.

     GOVERNMENT INVESTIGATIONS INVOLVING OUR PREDECESSORS MAY RESULT IN THE IMPOSITION OF MONETARY OR OTHER PENALTIES AGAINST OUR COMPANY

     We are aware that prior to our ownership of them, various of the acquired hospitals were contacted in relation to government investigations of, among other things, billing practices relating to clinical laboratory test claims. As the current owner of the facilities, in the event that this governmental investigation is reinitiated or otherwise escalates, we would likely incur costs and expenses, including legal fees and the allocable portion of our executives' time and efforts, and those costs and expenses could be significant. During the time we have owned the acquired hospitals, no governmental official has contacted us regarding any of these government initiatives. Moreover, we are not aware of the current status of the initiatives involving our predecessors, if any, and cannot predict the remedial actions a governmental entity may elect to take against us or our predecessors stemming from these government initiatives or the final outcome of any related legal or administrative action. While we take the position that, under the terms of the agreements by which we acquired these hospitals, the prior owners retained any liability resulting from these government initiatives, the prior owners' resolution of these matters, in the event that any resolution was deemed necessary, may still have an effect on our operations. At present, however, our management is not aware of any government initiative targeted at us. For further information regarding government investigations, see "Business -- Healthcare Industry Investigations" beginning on page 98.


     UNFORESEEN CHANGES IN OUR BUSINESS, THE HEALTHCARE INDUSTRY GENERALLY OR THE ECONOMY AS A WHOLE MAY CAUSE THE FORWARD-LOOKING STATEMENTS IN THIS PROSPECTUS TO BE INACCURATE.

     This prospectus includes or incorporates forward-looking statements regarding, among other things, our financial condition and business strategy. We have based these forward-looking statements on our current expectations and projections about future events. While we believe these expectations and projections are reasonable, these forward-looking statements are inherently subject to risks, uncertainties and assumptions about us, including, among other things:

     - our high degree of leverage;

     - our ability to incur substantially more debt;

     - operating and financial restrictions in our debt agreements;

     - our ability to service indebtedness incurred in connection with the transactions described in this prospectus;

     - our lack of history as an independent operating company;

     - our ability to achieve estimated cost savings;

     - our ability to successfully implement our business strategies;

     - intense levels of competition in the healthcare industry;

     - the risks related to healthcare regulation reforms; and

     - our ability to successfully integrate any future acquisitions.


     We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this prospectus might not occur. These forward looking statements are also subject to the risks, uncertainties and assumptions discussed above, as well as under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" beginning on page 65.

                                USE OF PROCEEDS

     We will not receive any cash proceeds from the issuance of the new notes in the exchange offer. We will receive old notes in like principal amount in exchange for the issuance of the new notes in the exchange offer. We will cancel all old notes surrendered in exchange for new notes in the exchange offer.

     The net proceeds from the offering of the old notes, after deducting underwriting discounts and commissions and our expenses of $14,242,000, were approximately $215,758,000. We used the net proceeds from the offering, as well as borrowings of $330,000,000 under our credit facility and $160,000,000 in proceeds from the issuance of our preferred stock, in the following amounts for the following purposes:

     - $160.0 million to repay the outstanding balance under our credit facility, which we refer to in this prospectus as the $160.0 million credit facility,

     - $428.3 million to finance the acquisition of hospitals and related facilities from Tenet Healthcare,

     - $99.9 million to fund an opening cash balance required for working capital, and

     - $17.6 million to pay related fees and expenses of the transactions.

     Our $160.0 million credit facility consisted of a revolving loan facility and a Term-A Loan having final maturities of October 8, 2005, a Term-B Loan having a final maturity of April 8, 2006 and a Term-C Loan having a final maturity of January 8, 2000. The loans under the $160.0 million credit facility bore interest at a rate per annum equal to The Bank of Nova Scotia's alternate base rate plus a margin of 2.00% for revolving loans, 1.00% for Term-A Loans, and 3.00% for Term-B Loans and Term-C Loans. We used the borrowings under our $160.0 million credit facility to finance a portion of the recapitalization in which our current principals acquired control of IASIS and to pay related fees and expenses of the transactions of $5.0 million.


     For further information regarding the material terms of our current credit facility, see "Description of Credit Facility" on pages 110 to 111. For further information regarding the current indebtedness of IASIS, see "Capitalization" on page 45.

                               THE EXCHANGE OFFER

TERMS OF THE EXCHANGE OFFER; PERIOD FOR TENDERING OLD NOTES

     On October 15, 1999, we issued an aggregate principal amount of $230,000,000 of our 13% Senior Subordinated Notes due 2009 in offerings under Rule 144A and Regulation S of the Securities Act. We did not register these notes under the Securities Act. We issued the old notes, and we will issue the new notes, under an indenture, dated as of October 15, 1999, by and among IASIS, our wholly owned subsidiaries, as subsidiary guarantors, and The Bank of New York, as trustee. We sold the old notes to J.P. Morgan Securities Inc. as initial purchaser, under a purchase agreement, dated October 13, 1999, among IASIS, the subsidiary guarantors and J.P. Morgan Securities Inc. When we sold the old notes to J.P. Morgan, we also signed a registration rights agreement in which we agreed to exchange all the issued and outstanding old notes for a like principal amount of our 13% Senior Subordinated Exchange Notes due 2009. We have filed copies of the indenture and the registration rights agreement as exhibits to the registration statement of which this prospectus is a part.

     This prospectus and the enclosed letter of transmittal constitute an offer to exchange new notes for all of the issued and outstanding old notes. We are extending this exchange offer to all holders of the old notes. We are first sending this prospectus and the enclosed letter of transmittal on or about [effective date], 2000, to all known holders of old notes. Subject to the conditions listed below, we will accept for exchange all old notes which holders properly tender on or prior to the expiration of the exchange offer and not withdrawn as permitted below. The exchange offer will expire at 5:00 p.m., New York City time, on [twenty business days after effective date]. However, if we, in our sole discretion, extend the period of time during which the exchange offer is open, the exchange offer will expire at the latest time and date to which we extend the exchange offer. Our obligation to accept old notes for exchange in the exchange offer is limited. For more information on the conditions to our obligation to complete the exchange offer, please see the discussion under the caption "-- Conditions to the Exchange Offer."

     We expressly reserve the right, at any time and from time to time, to extend the period of time during which the exchange offer is open. If we extend this period of time, this will delay our acceptance of old notes for exchange. If we elect to extend the period of time during which the exchange offer is open, we will give you oral or written notice of the extension and delay, as described below. During any extension of the exchange offer, all old notes holders previously tendered and did not withdraw will remain subject to the exchange offer and we may accept these old notes for exchange. We will return to the registered holder, at our expense, any old notes we do not accept for exchange as promptly as practicable after the expiration or termination of the exchange offer. In the case of an extension, we will issue a press release or other public announcement no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled expiration of the exchange offer.

     We expressly reserve the right to amend or terminate the exchange offer, and not to accept for exchange any old notes we did not previously accept for exchange if any of the events described under the caption "-- Conditions to the Exchange Offer" occur. We will give you prompt oral or written notice of any amendment, termination or nonacceptance.

     Following completion of the exchange offer, we may, in our sole discretion, commence one or more additional exchange offers to those holders of old notes who did not exchange their old notes for new notes. The terms of these additional exchange offers may differ from those applicable to this exchange offer. We may use this prospectus, as we may amend or supplement it from time to time, in connection with any additional exchange offers. We will conduct these additional exchange offers from time to time until holders have exchanged all outstanding old notes for new notes, on terms and conditions to be described in the prospectus and letter of transmittal we will distribute in connection with the additional exchange offers.

PROCEDURES FOR TENDERING OLD NOTES

     Old notes tendered in the exchange offer must be in denominations of $1,000 principal amount and any integral multiple of $1,000.

     When you tender your old notes, and we accept the old notes, this will constitute a binding agreement between you and IASIS, subject to the terms and conditions described in this prospectus and the enclosed letter of transmittal. If you do not use the procedures described under the caption "-- Guaranteed Delivery Procedures," you must do one of the following on or prior to the expiration of the exchange offer if you wish to participate in the exchange offer:

          - you must tender your old notes by sending

             - the certificates for your old notes, in proper form for transfer,

             - a properly completed and duly executed letter of transmittal, with any required signature guarantees, and

             - all other documents required by the letter of transmittal,

               to The Bank of New York, as exchange agent, at one of the addresses listed below under the caption "-- Exchange Agent"; or

          - you must tender your old notes by using the book-entry procedures described under the caption "-- Book-Entry Transfer" and transmitting a properly completed and duly executed letter of transmittal, with any required signature guarantees, or an agent's message instead of the letter of transmittal, to The Bank of New York, as exchange agent, at one of the addresses listed below under the caption "-- Exchange Agent."

     In order for a book-entry transfer to constitute a valid tender of your old notes in the exchange offer, the exchange agent must receive a confirmation of book-entry transfer of your old notes into the exchange agent's account at The Depository Trust Company prior to the expiration of the exchange offer. The term "agent's message" means a message, transmitted by DTC and received by the exchange agent and forming a part of the book-entry confirmation, which states that DTC has received an express acknowledgment from you that you have received and have agreed to be bound by the letter of transmittal. If you use this procedure, we may enforce the letter of transmittal against you.

     You must select the method of delivery of

        - certificates for old notes,

        - letters of transmittal,

        - agent's messages and

        - all other required documents.

If you deliver your old notes by mail, we recommend registered mail, properly insured, with return receipt requested. In all cases, you should allow sufficient time to assure timely delivery. DO NOT SEND CERTIFICATES FOR OLD NOTES, LETTERS OF TRANSMITTAL OR AGENT'S MESSAGES TO US.

     You must have an eligible guarantor institution guarantee signatures on a letter of transmittal or a notice of withdrawal unless you are either

        - a registered holder of old notes and have not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on the letter of transmittal or

        - exchanging old notes for the account of an eligible guarantor institution.

     An eligible guarantor institution means:

        - Banks, as defined in Section 3(a) of the Federal Deposit Insurance
          Act;

        - Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers and government securities brokers, as defined in the Securities Exchange Act of 1934, as amended;

        - Credit unions, as defined in Section 19B(1)(A) of the Federal Reserve Act;

        - National securities exchanges, registered securities associations and clearing agencies, as these terms are defined in the Exchange Act; and

        - Savings associations, as defined in Section 3(b) of the Federal Deposit Insurance Act.

     If signatures on a letter of transmittal or a notice of withdrawal must be guaranteed, the guarantor must be an eligible guarantor institution. If you plan to sign the letter of transmittal but you are not the registered holder of the old notes, including any participant in DTC's system whose name appears on a security position listing as the owner of the old notes, you must have the old notes signed by the registered holder of the old notes and that signature must be guaranteed by an eligible guarantor institution. You may also send a separate instrument of transfer or exchange signed by the registered holder and guaranteed by an eligible guarantor institution, but that instrument must be in a form satisfactory to us in our sole discretion. In addition, if a person or persons other than the registered holder or holders of old notes signs the letter of transmittal, certificates for the old notes must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders that appear on the certificates for old notes.

     We will determine in our sole discretion all questions as to the validity, form, eligibility, including time of receipt, and acceptance of old notes tendered for exchange. Our determination will be final and binding. We reserve the absolute right to reject any and all tenders of old notes improperly tendered or to not accept any old notes, the acceptance of which we or our counsel determine to be unlawful. We also reserve the absolute right to waive any defects or irregularities or conditions of the exchange offer as to any old notes either before or after the expiration of the exchange offer, including the right to waive the ineligibility of any holder who seeks to tender old notes in the exchange offer. Our interpretation of the terms and conditions of the exchange offer as to any particular old notes either before or after the expiration of the exchange offer, including the terms and conditions of the letter of transmittal and the accompanying instructions, will be final and binding. Unless waived, you must cure any defects or irregularities in connection with tenders of old notes for exchange within a time period that we determine to be reasonable. Neither we, The Bank of New York, as exchange agent, nor any other person has any duty to give notification of any defect or irregularity with respect to any tender of old notes for exchange, nor will we have any liability for failure to give this notification.

     If you are a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or act in a similar fiduciary or representative capacity, and wish to sign the letter of transmittal or any certificates for old notes or bond powers, you must indicate your status when signing. If you are acting in any of these capacities, you must submit proper evidence satisfactory to us of your authority to so act unless we waive this requirement.

     By tendering your old notes, you represent to us:

          (1) that you are not an "affiliate," as defined in Rule 144 under the Securities Act, of IASIS;

          (2) that at the time of the commencement of the exchange offer, you do not have any arrangement or understanding with any person to participate in the distribution of the new notes and you do not intend to engage in the distribution of the new notes; and

          (3) that you are acquiring any new notes in the ordinary course of your business.

ACCEPTANCE OF OLD NOTES FOR EXCHANGE; DELIVERY OF NEW NOTES

     Upon satisfaction or waiver of all of the conditions to the exchange offer, we will accept, promptly after the expiration of the exchange offer, all old notes properly tendered and will issue the new notes promptly after we accept the old notes. For purposes of the exchange offer, we will be deemed to have accepted properly tendered old notes for exchange when, as and if we have given oral or written notice of acceptance to The Bank of New York, as exchange agent. We will give prompt written confirmation of any oral notice.

     For each old note we accept for exchange in the exchange offer, we will send or cause to be sent to the holder of the old note a new note having a principal amount at maturity equal to that of the surrendered old note. Interest on the new note will accrue:

          (1) from the later of (a) the last date to which we paid interest on the old note surrendered in exchange for the new note or (b) if you surrender the old note for exchange on a date in a period which includes the record date for an interest payment date to occur on or after the date of the exchange and as to which we will pay interest, the date to which we will pay interest on the interest payment date; or

          (2) if we have not paid interest on the old note, from and including October 15, 1999.


     If we do not complete the exchange offer by [thirty business days after effective date], and we do not have an effective shelf registration statement on file with the SEC to register the old notes on that date, the interest rate on the old notes will increase by 0.50% for the first 90 day-period and will increase by 0.25% for each subsequent 90-day period. The maximum annual interest rate increase will be 2.0%. The interest rate will cease to increase when we complete the exchange offer or have an effective shelf registration statement on file with the SEC. We will make interest payments, if any, on old notes exchanged for new notes on each April 15th and October 15th during which the new notes are outstanding. We will make interest payments to the person who, at the close of business on the October 1st or April 1st next preceding the interest payment date, is the registered holder of the old notes if the record date occurs prior to the exchange, or is the registered holder of the new notes if the record date occurs on or after the date of the exchange, even if the notes are cancelled after the record date and on or before the interest payment date. For a further discussion of the circumstances under which we would be required to pay liquidated damages, see the caption "Description of Notes -- Registration Rights; Liquidated Damages" beginning on page 141.

     In all cases, we will issue new notes in exchange for old notes only after The Bank of New York, as exchange agent, timely receives:

          (1) either certificates for all physically tendered old notes, in proper form for transfer, or a book-entry confirmation of transfer of the old notes into the exchange agent's account at DTC, as the case may be, and

          (2) a properly completed and duly executed letter of transmittal, with any required signature guarantees, and all other required documents or, in the case of a book-entry confirmation, a properly completed and duly executed letter of transmittal, with any required signature guarantees, or an agent's message instead of the letter of transmittal.

     If for any reason we do not accept any tendered old notes or if you submit old notes for a greater principal amount than you desire to exchange, we will return the unaccepted or non-exchanged old notes to you at our expense. In the case of old notes tendered by book-entry transfer into the exchange agent's account at DTC by using the book-entry procedures described below, DTC will credit the unaccepted or non-exchanged old notes to your account maintained with DTC. We will return any old notes required to be returned to you as promptly as practicable after the expiration or termination of the exchange offer.

BOOK-ENTRY TRANSFER

     Within two business days after the date of this prospectus, The Bank of New York, as exchange agent, will establish an account at DTC for the old notes tendered in the exchange offer. Once established, any financial institution that is a participant in DTC's systems may make book-entry delivery of old notes by causing DTC to transfer the old notes into the exchange agent's account at DTC in accordance with DTC's procedures for transfer. Although delivery of the old notes may be effected through book-entry transfer at DTC, you must transmit or cause to be transmitted, and the exchange agent must receive, on or prior to the expiration of the exchange offer the letter of transmittal or a facsimile of the letter of transmittal, with any required signature guarantees, or an agent's message instead of a letter of transmittal, and any other required documents, at one of the addresses listed below under the caption "-- Exchange Agent." In addition, the exchange agent must receive book-entry confirmation of transfer of the old notes into the exchange agent's account at DTC prior to the expiration of the exchange offer. If you cannot comply with these procedures, you may be able to use the guaranteed delivery procedures described below.

GUARANTEED DELIVERY PROCEDURES

     If you are a registered holder of the old notes and wish to tender your old notes, but

          - you do not have certificates for the old notes immediately available,

          - you do not have enough time to send your old notes or other required documents to the exchange agent before the exchange offer expires or

          - you cannot complete the procedure for book-entry transfer before the exchange offer expires,

     you may tender your old notes if:

          - you make the tender through an eligible guarantor institution; and

          - prior to the expiration of the exchange offer, an eligible guarantor institution sends to the exchange agent and the exchange agent receives a properly completed and duly executed notice of guaranteed delivery, substantially in the form we have provided, setting forth your name and address, and the amount of old notes you are tendering and stating that you are making the tender by notice of guaranteed delivery. You or the guarantor institution may send these documents by overnight courier, registered or certified mail or facsimile transmission.

If you elect to use this procedure, you must also guarantee that within three New York Stock Exchange, Inc. trading days after the date of execution of the notice of guaranteed delivery, the eligible guarantor institution will deposit with the exchange agent:

          - the certificates for all physically tendered old notes, in proper form for transfer, or a book-entry confirmation of transfer of the old notes into the exchange agent's account at DTC, as the case may be, and

          - a properly completed and duly executed letter of transmittal, with any required signature guarantees, and all other required documents or, in the case of a book-entry confirmation, a properly completed and duly executed letter of transmittal, with any required signature guarantees, or an agent's message instead of the letter of transmittal.

The exchange agent must receive these items within the time specified for the book-entry transfer to be effective.

WITHDRAWAL RIGHTS

     YOU MAY WITHDRAW TENDERS OF OLD NOTES AT ANY TIME PRIOR TO THE EXPIRATION OF THE EXCHANGE OFFER.

     For a withdrawal to be effective, The Bank of New York, as exchange agent must receive a written notice of withdrawal prior to the expiration of the exchange offer at one of the addresses listed below under the caption "--Exchange Agent." Any notice of withdrawal must:

          - specify the name of the person who tendered the old notes to be withdrawn,

          - identify the old notes to be withdrawn, including the principal amount of the old notes, and

          - where certificates for old notes have been transmitted, specify the name in which the old notes are registered, if different from that of the withdrawing holder.

     If the withdrawing holder has delivered, caused to be delivered or otherwise identified to the exchange agent certificates for old notes, then, prior to the release of the certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an eligible guarantor institution unless the holder is an eligible guarantor institution. If the holder has tendered old notes using the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn old notes and otherwise comply with the procedures of the book-entry transfer facility. We will determine all questions as to the validity, form and eligibility, including time of receipt, of these notices. Our determination will be final and binding. We will deem any old notes so withdrawn not to have been validly tendered for exchange in the exchange offer.

     We will promptly return to the registered holder, at our expense, any old notes which a holder has tendered for exchange but which are not exchanged for any reason. In the case of old notes tendered by book-entry transfer into the exchange agent's account at DTC, DTC will credit any withdrawn or unaccepted old notes to the tendering holder's account at DTC. A holder may retender properly withdrawn old notes at any time on or prior to the expiration of the exchange offer by following one of the procedures described above under "-- Procedures for Tendering Old Notes."

CONDITIONS TO THE EXCHANGE OFFER

     Notwithstanding any other provision of the exchange offer, we will not be required to accept any old notes for exchange or to issue any new notes in exchange for old notes, and we may terminate or amend the exchange offer if, at any time before we accept the old notes for exchange or we exchange new notes for old notes, any of the following events occurs:

     - the exchange offer is determined to violate any applicable law or any applicable interpretation of the staff of the SEC;

     - any federal law, statute or regulation is adopted or enacted or an action or proceeding is pending or threatened in any court or by any governmental agency that might materially impair our ability to proceed with the exchange offer;

     - any material adverse development occurs in any existing legal action or proceeding involving IASIS;

     - we do not receive any governmental approval we deem necessary for the completion of the exchange offer;

     - any stop order is threatened or in effect with respect to the registration statement of which this prospectus forms a part or the qualification of the indenture under the Trust Indenture Act of 1939;

     - the staff of the SEC changes the current interpretation which permits the notes we will issue in the exchange offer to be offered for resale, resold and otherwise transferred -- other than by broker-dealers and any holder which is an "affiliate" of IASIS within the meaning of Rule 144 under the Securities Act -- without compliance with the registration and prospectus delivery provisions of the Securities Act, assuming the transferring holder complies with the other limitations we discussed in this prospectus; or

     - any of the conditions precedent to our obligations under the registration rights agreement are not fulfilled.

     These conditions are for our benefit only and we may assert them regardless of the circumstances giving rise to any condition. We may also waive any condition in whole or in part at any time in our sole discretion. Our failure at any time to exercise any of these rights does not mean we have waived that right and each right is an ongoing right that we may assert at any time.

     In addition, we will not accept any old notes for exchange or issue any new notes in exchange for old notes, if at the time a stop order is threatened or in effect which relates to:

     - the registration statement of which this prospectus forms a part; or

     - the qualification under the Trust Indenture Act of 1939 of the indenture under which we issued the old notes and we will issue the new notes.

EXCHANGE AGENT

     We have appointed The Bank of New York as the exchange agent for the exchange offer. You should direct all completed letters of transmittal and agent's messages to the exchange agent at one of the addresses listed below. You should direct questions and requests for assistance, requests for additional copies of this prospectus or the letter of transmittal, agent's messages and requests for notices of guaranteed delivery to the exchange agent at one of the following addresses:

               Delivery To: The Bank of New York, Exchange Agent

By Regular or Certified        By Facsimile:        By Overnight Courier or Hand:
         Mail:              (Eligible Guarantor
                             Institutions only)          The Bank of New York
  The Bank of New York                                    101 Barclay Street
 101 Barclay Street, 7E        (212) 815-6339          Corporate Trust Services
   New York, NY 10286                                           Window
       Attention:         To Confirm by Telephone            Ground Level
 Reorganization Section   or for Information Call:        New York, NY 10286
                                                              Attention:
                               (212) 815-3428           Reorganization Section

     IF YOU DELIVER A LETTER OF TRANSMITTAL OR AGENT'S MESSAGE TO AN ADDRESS OTHER THAN THE ADDRESS LISTED ABOVE OR, IF YOU TRANSMIT INSTRUCTIONS BY FACSIMILE IN A MANNER NOT DESCRIBED ABOVE, THAT DELIVERY OR TRANSMISSION WILL NOT BE A VALID DELIVERY OF THE LETTER OF TRANSMITTAL OR AGENT'S MESSAGE.

FEES AND EXPENSES

     The Bank of New York, as exchange agent, is making the principal solicitation by mail. We will pay the exchange agent customary fees for its services, reimburse the exchange agent for its reasonable out-of-pocket expenses incurred in connection with the provision of these services and pay other registration expenses, including fees and expenses of the trustee under the indenture relating to the notes, filing fees, blue sky fees and printing and distribution expenses. We will not make any payment to brokers, dealers or others soliciting acceptances of the exchange offer.

     Officers and regular employees of IASIS and its affiliates and persons engaged by the exchange agent may make additional solicitations by telephone, facsimile or in person.

TRANSFER TAXES

     You will not be obligated to pay any transfer taxes in connection with the tender of old notes in the exchange offer unless you instruct us to register new notes in the name of, or request that old notes not tendered or not accepted in the exchange offer be returned to, a person other than the registered tendering holder. In those cases, you will be responsible for the payment of any applicable transfer tax.

CONSEQUENCES OF EXCHANGING OR FAILING TO EXCHANGE OLD NOTES

     If you do not exchange your old notes for new notes in the exchange offer, your old notes will continue to be subject to the provisions of the indenture relating to the notes regarding transfer and exchange of the old notes and the restrictions on transfer of the old notes described in the legend on your certificates. These transfer restrictions are required because we issued the old notes under an exemption from, or in transactions not subject to, the registration requirements of the Securities Act and applicable state securities laws. In general, a holder may not offer or sell the old notes unless the holder registers the old notes under the Securities Act or the holder sells the old notes in reliance on an exemption from, or in a transaction not subject to, the Securities Act and applicable state securities laws. We do not plan to register the old notes under the Securities Act. Based on interpretations by the staff of the SEC, as described in no-action letters issued to third parties, we believe that you may reoffer, resell or otherwise transfer the new notes you receive in the exchange offer without compliance with the registration and prospectus delivery provisions of the Securities Act. However, you will not be able to freely transfer the new notes if:

     - you are an "affiliate," as defined in Rule 144 under the Securities Act, of IASIS;

     - you are acquiring the new notes in the exchange offer outside the ordinary course of your business; or

     - you have an arrangement or understanding with another person to participate, or you engage or intend to engage, in the distribution of the new notes.

     We do not intend to request the SEC to consider, and the SEC has not considered, the exchange offer in the context of a similar no-action letter. As a result, we cannot guarantee that the staff of the SEC would make a similar determination with respect to the exchange offer as in the circumstances described in the no-action letters discussed above. Each holder, other than a broker-dealer, must acknowledge that it is not engaged in, and does not intend to engage in, a distribution of new notes and has no arrangement or understanding to participate in a distribution of new notes. If you are an affiliate of IASIS, are engaged in or intend to engage in a distribution of the new notes or have any arrangement or understanding with respect to the distribution of the new notes, you:

     - may not rely on the applicable interpretations of the staff of the SEC, and

     - must comply with the registration and prospectus delivery requirements of the Securities Act in connection when you resell the new notes.

If you are a broker-dealer that holds old notes acquired for its own account as a result of market-making or other trading activities, and who receives new notes in the exchange offer, you must acknowledge that you may be considered an underwriter within the meaning of the Securities Act and that you will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of the new notes. In addition, to comply with state securities laws, you may not offer or sell the new notes in any state unless you have registered or qualified the notes for sale in that state or an exemption from registration or qualification is available and you have complied with it. The offer and sale of the new notes to "qualified institutional buyers," as defined in Rule 144A under the Securities Act, is generally exempt from registration or qualification under state securities laws. We do not plan to register or qualify the sale of the new notes in any state where an exemption from registration or qualification is required and not available.

     We are not making the exchange offer to, and we will not accept surrenders for exchange from, holders of the notes in any jurisdiction in which the exchange offer or its acceptance would not comply with the securities or blue sky laws of such jurisdiction.

     All resales must be made in compliance with state securities or "blue sky" laws. This compliance may require that the exchange notes be registered or qualified in a state or that the resales be made by or through a licensed broker-dealer, unless exemptions from these requirements are available. We assume no responsibility with regard to compliance with these requirements.

             CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of certain United States federal income tax consequences to U.S. holders and non-U.S. holders, as defined below, of

     - the exchange of old notes for the new notes, but only to the extent discussed below under the caption "Exchange Offer"; and

     - the ownership and disposition of the new notes we will issue in the exchange offer.

This discussion is based upon the Internal Revenue Code of 1986, as amended, existing and proposed Treasury regulations and applicable judicial decisions and administrative interpretations, as of the current date, all of which are subject to change, possibly with retroactive effect or different interpretations. This discussion does not address all tax considerations that may be important to a particular holder in light of the holder's circumstances. Moreover, this discussion does not address tax considerations relevant to certain categories of investors that may be subject to special rules, including some financial institutions, insurance companies, tax-exempt organizations, dealers in securities, persons who hold notes through partnerships or other pass-through entities, U.S. expatriates or persons who hold the notes as part of a hedge, conversion transaction, straddle or other risk reduction transaction. We have assumed in this summary that the holders have held the old notes and will hold the new notes as capital assets, meaning, generally, as property held for investment. This discussion does not address the tax considerations arising under the laws of any state, local or foreign jurisdiction. You are urged to consult your tax advisor as to the particular tax considerations to you of the exchange, ownership and dispositions of the notes, including the effect and applicability of state, local or foreign tax laws.

     The term "U.S. holder" means a beneficial owner of a note that is:

     - a citizen or resident of the United States for United States federal income tax purposes;

     - a corporation or partnership created or organized in, or under the law of, the United States or any political subdivision thereof;

     - an estate the income of which is subject to United States federal income taxation regardless of its source; or

     - a trust, the administration of which is subject to the primary supervision of a court within the United States and that has one or more United States persons with authority to control all substantial decisions, or if the trust was in existence on August 20, 1996 and has elected to continue to be treated as a United States person.

     A "non-U.S. holder" is a holder that is not a U.S. holder.

EXCHANGE OFFER

     The exchange of old notes for new notes issued in the exchange offer will not be treated as an "exchange" for United States federal income tax purposes because the new notes issued in the exchange offer will not differ materially in kind or extent from the old notes. Rather, the new notes received in the exchange offer will be treated as a continuation of the old notes. Consequently, you will not recognize gain or loss as a result of the exchange. In addition, you will have the same adjusted tax basis and holding period in the new notes issued in the exchange offer as you had in your old notes immediately prior to the exchange.

U.S. HOLDERS

     INTEREST ON THE NEW NOTES. Interest on the new notes will be taxable to a U.S. holder as ordinary income at the time it is received or accrued, depending on the holder's method of tax accounting.

     SALE, EXCHANGE, RETIREMENT OR OTHER TAXABLE DISPOSITION OF THE NEW
NOTES. Upon the sale, exchange, redemption or other taxable disposition of a new note, a U.S. holder will recognize capital gain or loss equal to the difference between the amount of money and fair market value of property received in exchange for the new note, except to the extent attributable to accrued but unpaid interest, and the U.S. holder's adjusted tax basis in the new note.

     MARKET DISCOUNT. U.S. holders, other than original purchasers of the old notes in the original offering, should be aware that the sale of the new notes may be affected by the market discount provisions of the Internal Revenue Code. These rules generally provide that if a U.S. holder of an old note purchased the note, subsequent to the original offering, at a market discount in excess of a statutorily-defined minimal amount, and then recognizes gain upon a disposition, or a partial redemption, of the new note, the lesser of the gain or the portion of the market discount that accrued while the old note and new note were held by the holder will be treated as ordinary interest income at the time of disposition. The rules also provide that a U.S. holder who acquires a note at a market discount may be required to defer a portion of any interest expense that may otherwise be deductible on any indebtedness incurred or maintained to purchase or carry the note until the holder disposes of the note in a taxable transaction. If a U.S. holder of a note elects to include market discount in income currently, neither of these rules would apply.

NON-U.S. HOLDERS

     INTEREST ON THE NEW NOTES. Subject to the discussion below of backup withholding, interest paid on the new notes to a non-U.S. holder will generally qualify for the "portfolio interest exemption" and therefore will generally not be subject to United States federal income or withholding tax if:

     - the interest is not effectively connected with the conduct of a trade or business within the United States by the non-U.S. holder;

     - the non-U.S. holder does not actually or constructively own 10% or more of the total voting power of our stock entitled to vote;

     - the non-U.S. holder is not a controlled foreign corporation with respect to which we are a "related person" within the meaning of the Internal Revenue Code; and

     - the beneficial owner certifies, under penalties of perjury, that the owner is not a United States person and provides the owner's name and address.

     If specified requirements are satisfied, the certification described immediately above may be provided by a securities clearing organization, a bank or other financial institution that holds customers' securities in the ordinary course of its trade or business.

     Under new Treasury regulations, which generally are effective for payments made after December 31, 2000, subject to some transition rules, the certification described above may also be provided by a qualified intermediary on behalf of one or more beneficial owners or other intermediaries, provided that the intermediary has entered into a withholding agreement with the Internal Revenue Service and other conditions are met.

     A non-U.S. holder that is not exempt from tax under these rules will be subject to United States federal income tax withholding at a rate of 30% unless:

     - the interest is effectively connected with the conduct of a United States trade or business, in which case the interest will be subject to the same United States federal income tax on net income that applies to United States persons generally and, with respect to corporate holders and under certain circumstances, the branch profits tax; or

     - the rate of withholding is reduced or eliminated by an applicable income tax treaty; and

     - in either case, the non-U.S. holder provides the proper certification as to the holder's exemption from withholding.

     GAIN ON THE DISPOSITION OF THE NEW NOTES. A non-U.S. holder will generally not be subject to United States federal income or withholding tax on gain realized on the sale, exchange, redemption or other disposition of a new note, unless:

     - in the case of an individual non-U.S. holder, the holder is present in the United States for 183 days or more in the year of the sale, exchange, redemption or other disposition and either (1) has a "tax home" in the United States and certain other requirements are met or (2) the gain from the disposition is attributable to an office or other fixed place of business in the United States; or

     - the gain is effectively connected with the conduct of a trade or business within the United States by the non-U.S. holder.

INFORMATION REPORTING AND BACKUP WITHHOLDING

     U.S. HOLDERS. In general, information reporting will apply to payments of interest on or the gross proceeds resulting from the sale or other disposition of the new notes made by us with respect to some non-corporate U.S. holders. A U.S. holder will further be subject to backup withholding at the rate of 31% with respect to interest, principal and premium, if any, we pay on a new note, unless the U.S. holder (1) is an entity (including corporations, tax-exempt organizations and certain qualified nominees) that is exempt from withholding and, when required, demonstrates this fact, or (2) provides us with a correct taxpayer identification number, certifies that the taxpayer identification number is correct and that the holder has not been notified by the Internal Revenue Service that it is subject to backup withholding due to under reporting of interest or dividends and otherwise complies with applicable requirements of the backup withholding rules. Any amount withheld under the backup withholding rules is allowable as a credit against the U.S. holder's United States federal income tax liability, provided that the required information is furnished to the Internal Revenue Service.

     NON-U.S. HOLDERS. We will, when required, report to the Internal Revenue Service and to each non-U.S. holder the amount of any interest paid to, and the tax withheld with respect to, that holder, regardless of whether any tax was actually withheld on the payments. Copies of these information returns may also be made available to the tax authorities of the country in which the non-U.S. holder resides under the provisions of a specific treaty or agreement.

     Under current Treasury regulations, information reporting and backup withholding will not apply to payments of interest on or principal of the new notes by us or our agent to a non-U.S. holder if the non-U.S. holder certifies, under penalties of perjury, as to its status as a non-United States person or otherwise establishes an exemption (provided that neither we nor our agent have actual knowledge that the holder is a United States person or that the conditions of any other exemptions are not in fact satisfied). The payment of the proceeds on the disposition of new notes to or through the United States office of a United States or foreign broker will be subject to information reporting and backup withholding unless the owner provides the certification described above or otherwise establishes an exemption, as long as the broker does not have actual knowledge that the holder is a United States person or that the conditions of any other exemption are not in fact satisfied. The proceeds of the disposition by a non-U.S. holder of notes to or through a foreign office of a broker will generally not be subject to backup withholding or information reporting. If the broker is a United States person, a controlled foreign corporation or a foreign person deriving 50% or more of its gross income from all sources for certain periods from activities that are effectively connected with the conduct of a United States trade or business, information reporting requirements will apply unless the broker has documentary evidence in its files of the holder's status as a non-U.S. holder and has no actual knowledge to the contrary or unless the holder otherwise establishes an exemption.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against the non-U.S. holder's United States federal income tax liability provided that the required information is furnished to the Internal Revenue Service.

     New Treasury regulations relating to withholding tax on income paid to non-U.S. holders will generally be effective for payments made after December 31, 2000, but will be limited by some transition rules. In general, these new regulations do not significantly alter the substantive withholding and information reporting requirements, but rather unify current certification procedures and forms, and clarify reliance standards. The new regulations also alter the procedures for claiming benefits of an income tax treaty and permit the shifting of primary responsibility for withholding to certain financial intermediaries acting on behalf of beneficial owners under some circumstances.

                              ACCOUNTING TREATMENT

     We will record the exchange notes at the same carrying value as the notes, which is face value as reflected in our accounting records on the date of exchange. Accordingly, we will not recognize any gain or loss for accounting purposes. We will amortize the expenses of the exchange offer over the term of the exchange notes.

                                THE TRANSACTIONS


BACKGROUND



     Iasis Healthcare Corporation, the Tennessee corporation that we refer to in this prospectus as the management company, was formed as an independent operating company in February 1998. Between August and October 1998, the management company began employing its initial management team, some of whom would later become members of our management team. The management company's management team consisted of C. Wayne Gower -- Chief Executive Officer, Kenneth Perry -- Chief Financial Officer, Roberta Kale -- Vice President, Development, Frank A. Coyle -- Secretary and General Counsel, Kay Ferrell -- Development, Kent Tarbet -- Division Chief Financial Officer, Carolyn Rose -- Managed Care, Larry Jacobs -- Managed Care, and Steve Bergstedt -- Physician Services. At about the same time, the management company secured initial financing from FCA Venture Partners' I and FCA Venture Partners' II, two Nashville-based venture capital funds. The FCA Venture Partners' investment provided the management company with an aggregate of $2 million of financing. The management company also extended a private placement offering, raising approximately $1 million of financing from friends and family members of its management. The Board of Directors of the management company included David White, as non-executive Chairman, and Stuart McWhorter, each of whom was a designee of FCA Venture Partners', David Harris, MD and Joseph Perry, MD, each of whom is an independent physician, and C. Wayne Gower, Roberta Kale and Kenneth Perry. This structure, both in terms of management and capitalization, remained in place until October 1999.



     In the fall of 1998, the management company began pursuing acquisition opportunities with the New York-based private equity firm, Joseph, Littlejohn & Levy. Joseph Littlejohn & Levy did not, however, make an equity investment in the management company at that time. Eventually, the management company and Joseph Littlejohn & Levy secured an agreement from Paracelsus Healthcare Corporation to enter into a recapitalization transaction involving PHC/Psychiatric Healthcare Corporation, a wholly owned subsidiary of Paracelsus Healthcare Corporation that we refer to in this prospectus as HoldCo. As described in more detail below, Joseph Littlejohn & Levy and our other current stockholders recapitalized HoldCo on October 8, 1999 and, as a result, our company was formed.


THE RECAPITALIZATION


     Our current principals, JLL Healthcare, LLC, Triumph Partners III, L.P. and Triumph III Investors, L.P., which we refer to in this prospectus collectively as the Triumph investment funds, and General Electric Capital Corporation, acquired their ownership interests in our company by means of a recapitalization transaction completed on October 8, 1999. In the recapitalization, JLL Healthcare acquired approximately 87.4%, the Triumph investment funds acquired approximately 4.9% and General Electric Capital acquired approximately 1.7% of the outstanding common stock of PHC/Psychiatric Healthcare Corporation, a wholly owned subsidiary of Paracelsus Healthcare which we refer to in this prospectus as HoldCo. HoldCo held the following hospitals in the Salt Lake City, Utah area:


- Davis Hospital and Medical Center,

- Jordan Valley Hospital,

- Pioneer Valley Hospital,

- Rocky Mountain Medical Center, formerly named PHC Regional Hospital and Medical Center, and

- Salt Lake Regional Medical Center.

     As part of the recapitalization, JLL Healthcare, the Triumph investment funds and General Electric Capital purchased $125.0 million of our common stock from Paracelsus Healthcare and we repurchased $155.0 million of our common stock from Paracelsus Healthcare. The recapitalization valued HoldCo at $288.0 million, subject to a working capital adjustment of $1.0 million which was received on March 21, 2000. Upon the closing of the recapitalization, Paracelsus Healthcare retained approximately 6.0% of HoldCo's outstanding common stock, at an implied value of $8.0 million. The recapitalization was financed with borrowings under our $160.0 million credit facility together with the above referenced $125.0 million stock purchase.

     Following the recapitalization, HoldCo changed its name to IASIS Healthcare Corporation.

THE TENET ACQUISITION

     IASIS acquired the following general, acute care hospitals and other related facilities and assets from Tenet Healthcare:

- Mesa General Hospital Medical Center in Mesa, Arizona,

- St. Luke's Medical Center in Phoenix, Arizona,

- Tempe St. Luke's Hospital in Tempe, Arizona,

- Memorial Hospital of Tampa in Tampa-St. Petersburg, Florida,

- Palms of Pasadena Hospital in Tampa-St. Petersburg, Florida,

- Town & Country Hospital in Tampa-St. Petersburg, Florida,

- Mid-Jefferson Hospital in Nederland, Texas,

- Odessa Regional Hospital in Odessa, Texas,

- Park Place Medical Center in Port Arthur, Texas, and

- Southwest General Hospital in San Antonio, Texas.

IASIS paid $428.3 million in cash for these acquisitions, net of a preliminary working capital adjustment of $18.9 million, but that value may later change due to a final working capital adjustment. The purchase price of $447.2 million was reduced by an estimated $18.9 million for unaudited working capital as of August 31, 1999.

     In connection with the acquisition of the hospitals and other related facilities and assets from Tenet Healthcare, we did not acquire patient accounts receivable, nor did we assume specific current liabilities. At August 31, 1999, subsequent to a sale of $98.0 million of patient accounts receivable by Tenet hospitals to Tenet Healthcare, patient accounts receivable were $13.0 million, excluding patient credit balances. We have, however, financed an opening cash balance of $99.9 million to fund working capital as accounts receivable and current liabilities increase to normalized levels.

     Concurrent with the offering of the old notes and the acquisition of the hospitals and other related facilities and assets from Tenet Healthcare, we repaid the $160.0 million credit facility in its entirety.

     In connection with the recapitalization and the acquisition, we did not assume any liability or obligation due to payors including private insurers and government payors like the Medicare and Medicaid programs. We also did not assume any cost report reimbursements, settlements, repayments, or fines, if any, to the extent they relate to periods prior to the respective closing dates of these transactions. The agreements with Tenet Healthcare and Paracelsus Healthcare include customary indemnifications and hold harmless provisions for any damages incurred by us related to these types of excluded liabilities.

THE MERGER


     On October 15, 1999, concurrent with the acquisition of the hospitals and related facilities from Tenet Healthcare, Iasis Healthcare Corporation, the Tennessee corporation we refer to in this prospectus as the management company, merged with and into a wholly owned subsidiary of ours, with our subsidiary continuing as the surviving entity in the merger. The subsidiary of ours that merged with the management company was an acquisition vehicle with no independent business operations. It was formed for the sole purpose of merging with the management company. In the merger, shareholders of the management company received shares of our common stock and preferred stock with a total value of $9.5 million.



     As a result of this merger, we secured the management team necessary to operate the assets we acquired from Paracelsus Healthcare and Tenet Healthcare. Our management team now includes C. Wayne Gower, our President and Chief Executive Officer, Frank A. Coyle, our General Counsel and Secretary, and the other former executive officers of the management company listed above under the caption "The Transactions -- Background." Following the merger, we began retaining the services of additional management personnel, including Linda Hischke -- Division President, Jerry Christine - Division Chief Financial Officer, and Jerre Frazier -- Chief Compliance Officer. Since that time, we have employed additional members of management and, in some instances, reorganized prior positions to best meet our personnel needs.



                                SOURCES AND USES


     The following table lists the aggregate sources and uses of cash funds for each of the transactions taken as a whole.

Dollars in millions
SOURCES OF FUNDS:
Credit facility (1)........  $  330.0
Old notes..................     230.0
Credit facility -- $160.0
  million (5)..............     160.0
Preferred stock (3)........     160.0
Common stock (4)...........     125.0
                             --------
     Total.................  $1,005.0
                             ========
USES OF FUNDS:
Tenet acquisition (2)......  $  428.3
The recapitalization (5)...     280.0
Credit facility -- $160.0
  million (5)..............     160.0
Opening cash balance (2)...      99.9
Fees and expenses..........      36.8
                             --------
     Total.................  $1,005.0
                             ========

-------------------------

(1) The credit facility includes $330.0 million of term loans and a $125.0 million revolving credit facility which we do not expect to have an outstanding balance at the completion of the exchange offer.

(2) IASIS has not acquired accounts receivable and certain current liabilities associated with the Tenet hospitals, and as a result, IASIS funded an opening cash balance required for working capital as accounts receivable and current liabilities increase to normalized levels. The purchase price, excluding accounts receivable, of $447.2 million has been reduced by an estimated $18.9 million working capital adjustment determined in accordance with the acquisition agreement.

(3) Of this amount, JLL Healthcare, LLC provided $148.8 million, the Triumph investment funds provided $8.4 million, and General Electric Capital Corporation provided $2.8 million. We issued former shareholders of management company preferred stock valued at $5.3 million.

(4) Of this amount, JLL Healthcare, LLC provided $116.2 million, the Triumph investment funds provided $6.6 million and General Electric Capital Corporation provided $2.2 million. We issued former shareholders of management company common stock valued at $4.2 million, and Paracelsus Healthcare retained equity valued at $8.0 million. Common stock of $133.0 million was used to fund, in part, the recapitalization in which our current principals acquired control of IASIS and $4.2 million was issued in connection with the merger.

(5) As part of the recapitalization, JLL Healthcare, LLC, the Triumph investment funds and General Electric Capital Corporation purchased $125.0 million of IASIS' common stock from Paracelsus Healthcare and IASIS repurchased $155.0 million of its common stock from Paracelsus Healthcare. The recapitalization was financed in part with borrowings under our $160.0 million credit facility, which we repaid concurrent with the offering of the old notes and the acquisition of the hospitals and other related facilities and assets from Tenet Healthcare.

OWNERSHIP OF IASIS FOLLOWING THE TRANSACTIONS

     Joseph Littlejohn & Levy Fund III, L.P., an affiliate of Joseph Littlejohn & Levy, controls JLL Healthcare, LLC, which owns 84.7% of our common stock. Joseph Littlejohn & Levy is a leading private equity firm managing more than $1.4 billion of committed capital. Joseph Littlejohn & Levy invests in a variety of buyout situations including financial restructurings, operational turnarounds, industry consolidations and strategic co-investments. Joseph Littlejohn & Levy focuses on industries with long-term growth fundamentals populated by a large group of participants, many of which are undercapitalized, underperforming or neglected subsidiaries of large diversified parent companies.

     Since its formation in 1988, Joseph Littlejohn & Levy has made investments across a broad range of industries including healthcare, basic manufacturing, food and consumer products, automotive components, commodity and specialty chemicals, and media and telecommunications. Joseph Littlejohn & Levy has substantial experience in the hospital management industry as a result of its sponsorship of the 1991 restructuring of OrNda HealthCorp. After making a significant equity investment in OrNda HealthCorp., Joseph Littlejohn & Levy and management implemented a comprehensive restructuring, acquisition and growth program, increasing revenues from $460.0 million to $3.0 billion and improving cash flow over seven-fold from $60.0 million to $440.0 million by 1997. OrNda HealthCorp. grew to become the third largest for-profit hospital management company in the United States.

     Current investments include, among others, Hayes Lemmerz International, Inc., Motor Coach Industries International, Inc., New World Pasta Company, and Builders First Source. IASIS is Joseph Littlejohn & Levy's largest equity investment to date.

                                 CAPITALIZATION

     The following table presents our historical capitalization as of December 31, 1999 which gives effect to the following transactions:

     - the recapitalization in which our current principals acquired control of IASIS,

     - the merger of management company with and into a wholly owned subsidiary of IASIS,

     - our acquisition of hospitals and related facilities from Tenet Healthcare and

     - the related financings.


You should read the information in this table in conjunction with "Unaudited Pro Forma Combined Financial Information" beginning on page 46, "Management's Discussion and Analysis of Financial Condition and Results of Operations" beginning on page 65 and each of the historical audited financial statements for Paracelsus hospitals, Tenet hospitals and Iasis Healthcare Corporation, which we refer to in this prospectus as the management company, including the related notes, and our unaudited financial information and related notes which appear elsewhere in this prospectus.


                                                              DECEMBER 31,
                                                                  1999
                                                              ------------
Dollars in thousands
Long-term debt:
  Credit facility(1)........................................   $ 330,000
  Old notes.................................................     230,000
  Capital lease obligations.................................       1,289
                                                               ---------
Total long-term debt........................................     561,289
Minority interest...........................................       1,900
Preferred stock.............................................     169,443
Shareholders' equity:
  Common stock..............................................          14
  Additional paid-in capital................................     284,930
  Treasury stock (at cost)..................................    (155,025)
  Accumulated deficit.......................................     (91,630)
                                                               ---------
Total shareholders' equity..................................      38,289
                                                               ---------
Total capitalization........................................   $ 770,921
                                                               =========

-------------------------

(1) The credit facility includes $330.0 million of term loans and a $125.0 million revolving credit facility. For more information about our credit facility, see "Description of Credit Facility" beginning on page 110.

               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

     The following tables present the unaudited pro forma combined financial information of IASIS and should be read in conjunction with the related notes. As a result of IASIS' change in fiscal year from December 31 to September 30 during 1999, the unaudited pro forma combined financial information and operating data has been provided as of and for the three months ended December 31, 1999, the nine months ended September 30, 1999 and the year ended December 31, 1998. The statement of operations data included in the unaudited pro forma combined statement of operations reflects the following:

     - The unaudited pro forma combined statements of operations for the three months ended December 31, 1999 include the following:

        - the results of operations of IASIS for the three months ended December 31, 1999, which include the results of operations for the Tenet Hospitals and the management company from October 16, 1999 to December 31, 1999, and

        - the results of operations of the Tenet hospitals and the management company for the period from October 1, 1999 through October 15, 1999.

     - The unaudited pro forma combined statements of operations for the nine months ended September 30, 1999 include the following:

        - the results of operations of the Paracelsus hospitals and the management company for the nine months ended September 30, 1999, and

        - the results of operations of the Tenet hospitals for the nine months ended August 31, 1999.

     - The unaudited pro forma combined statements of operations for the year ended December 31, 1998 include the following:

        - the results of operations of the Paracelsus hospitals for the year ended December 31, 1998,

        - the results of operations of the Tenet hospitals for the twelve months ended November 30, 1998, and

        - the results of operations of the management company for the period from inception, February 23, 1998, through December 31, 1998.

     The unaudited pro forma combined financial information is presented to reflect the recapitalization, the merger with the management company and the Tenet acquisition. The unaudited pro forma combined financial information is presented as if the transactions occurred as of January 1, 1998. The merger with the management company and the Tenet acquisition have been accounted for as purchases, so that goodwill was recorded for the excess of the purchase consideration over the fair value of the net assets acquired. We have prepared the unaudited pro forma combined financial information to give effect to related financing transactions, including the sale of the old notes, and the application of the net proceeds from the sale of the old notes.

     The summary unaudited pro forma financial information does not purport to be indicative of our results of operations that we would have actually achieved had the pro forma transactions occurred as of the dates specified, nor are they necessarily indicative of the results of operations that we may achieve in the future.

     The unaudited pro forma combined statements of operations give effect to certain cost savings primarily related to anticipated reductions of corporate overhead costs that management believes may be realized as a result of the recapitalization and the Tenet acquisition. The unaudited pro forma combined statements of operations for the nine months ended September 30, 1999 and the year ended December 31, 1998 do not reflect certain non-recurring costs of $3.4 million recognized in the three months ended December 31, 1999 in connection with the recapitalization. Other non-recurring costs expected to be recognized in connection with the recapitalization, the Tenet acquisition and the merger with the management company, including legal, accounting and other professional fees and certain charges associated with the combination of the operations of the Paracelsus hospitals, the Tenet hospitals and the management company, are not reflected in the unaudited pro forma combined statements of operations for any period presented. We have based the unaudited pro forma combined financial information on assumptions and adjustments described in the notes to the unaudited pro forma combined financial information included below.

                          IASIS HEALTHCARE CORPORATION

             UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                      THREE MONTHS ENDED DECEMBER 31, 1999

                                                                                     PRO
                                                                                    FORMA         OTHER
                                                         MANAGEMENT              ACQUISITION    PRO FORMA     PRO FORMA
                                     IASIS      TENET     COMPANY      TOTAL     ADJUSTMENTS   ADJUSTMENTS   AS ADJUSTED
                                    --------   -------   ----------   --------   -----------   -----------   ------------
Dollars in thousands
STATEMENT OF OPERATIONS DATA:
Operating revenues................  $179,290   $22,807     $  47      $202,144      $ --         $    --      $ 202,144
Operating expenses:
  Salaries, wages and benefits....    62,217     8,588       126        70,931        --              --         70,931
  Supplies and other..............    77,227    12,368       131        89,726        --              --         89,726
  Provision for bad debts.........    13,450       370        --        13,820        --              --         13,820
  Management fees and corporate
    overhead(1)...................        --       313        --           313        --              --            313
  Depreciation and amortization...    10,196     1,019        11        11,226        17(4)           --         11,243
  Recapitalization costs(2).......     3,442        --        --         3,442        --              --          3,442
  Loss on sale of accounts
    receivable(3).................        --     2,191        --         2,191                        --          2,191
                                    --------   -------     -----      --------      ----         -------      ---------
                                     166,532    24,849       268       191,649        17              --        191,666
                                    --------   -------     -----      --------      ----         -------      ---------
Operating income (loss)...........    12,758    (2,042)     (221)       10,495       (17)             --         10,478
Interest expense (income).........    14,375       (15)      453        14,813        --           2,732(6)      17,107
                                                                                                    (438)(7)
Minority interests................       (92)     (156)       --         (248)       (98)(5)          --           (346)
                                    --------   -------     -----      --------      ----         -------      ---------
Income (loss) before income
  taxes...........................    (1,525)   (1,871)     (674)      (4,070)        81          (2,294)        (6,283)
Provision (benefit) for income
  taxes...........................        --      (747)       --         (747)        --             747(8)          --
                                    --------   -------     -----      --------      ----         -------      ---------
Net income (loss).................  $ (1,525)  $(1,124)    $(674)     $(3,323)      $ 81         $(3,041)     $  (6,283)
                                    ========   =======     =====      ========      ====         =======      =========

    See accompanying Notes to the Unaudited Pro Forma Combined Statements of
                                   Operations

                          IASIS HEALTHCARE CORPORATION

         NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                      THREE MONTHS ENDED DECEMBER 31, 1999
                             (DOLLARS IN THOUSANDS)

     (1) Historical management fees and corporate overhead include allocations of corporate costs for general and administrative functions. The costs were historically allocated based on relative revenues or costs incurred divided by the number of hospital operations. The historical allocated costs do not necessarily represent the level of costs that the individual hospitals expect to incur in the future.

     (2) IASIS incurred legal, accounting and other related charges of $3,442 in connection with the recapitalization transaction.

     (3) Effective August 31, 1999, certain of the Tenet hospitals entered into a Receivables Sale Agreement to sell to Tenet Healthcare patient related receivables existing on that date as well as patient related receivables generated thereafter. Losses were generated on sales during the period September 1, 1999 through October 15, 1999 as the amounts realized upon sale were less than the patient receivable balances on certain Tenet hospitals individual balance sheets due to the fact that the receivables were discounted to reflect the time value of money and anticipated collection costs.

     (4) To adjust depreciation and amortization based on the increase in goodwill, which is defined below, in connection with the Tenet acquisition and the merger with management company and pro forma amortization of deferred financing fees for the period October 1, 1999 through October 15, 1999. Amortization associated with the increase in goodwill and deferred financing fees for the period October 16, 1999 through December 31, 1999 is reflected in the historical financial statements of IASIS. The recorded values of the depreciable assets acquired are considered to approximate fair value. However, management has not obtained an independent appraisal of the assets acquired. Costs in excess of the fair market value of the net assets acquired, or "goodwill," are being amortized over a ten to thirty-five year period. Deferred financing fees are amortized over the term of the related debt. The following table presents the allocation of the respective purchase price and determination of the amount of goodwill recognized in connection with the Tenet acquisition and the merger with the management company as well as a reconciliation of the pro forma depreciation and amortization adjustment:

                                                              MANAGEMENT
                                                   TENET       COMPANY       TOTAL
                                                  --------    ----------    --------
         Purchase price, including direct costs
           of acquisitions......................  $435,735      $9,460      $445,195
         Assets acquired........................   305,703         963       306,666
         Liabilities assumed....................   (46,386)       (151)      (46,537)
                                                  --------      ------      --------
         Net assets acquired....................   259,317         812       260,129
                                                  --------      ------      --------
         Goodwill...............................  $176,418      $8,648      $185,066
                                                  ========      ======      ========

                          IASIS HEALTHCARE CORPORATION
         NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                                  (CONTINUED)
                      THREE MONTHS ENDED DECEMBER 31, 1999
                             (DOLLARS IN THOUSANDS)

         Amortization of goodwill of $185,066 recognized in
           connection with the Tenet acquisition and the merger with
           management company for the period October 1, 1999 through
           October 15, 1999..........................................  $246
         Amortization of deferred financing fees of $25,360 for the
           period October 1, 1999 through October 15, 1999...........   132
                                                                       ----
                                                                        378
         Amortization included in historical combined Tenet hospitals
           and management company financial statements...............   361
                                                                       ----
         Pro forma adjustment........................................  $ 17
                                                                       ====

        The fair value of the assets acquired and resulting determination of goodwill and related amortization could change upon receipt of an independent appraisal of the assets acquired.

     (5) To eliminate the minority interest relating to the 25% interest in Odessa Regional Hospital previously owned by various physicians as limited partners. Tenet Healthcare conveyed to IASIS 100% of the assets of Odessa Regional Hospital.

     (6) To record interest expense on the debt incurred to finance the transactions, for the period October 1, 1999 through October 15, 1999 calculated on a fifteen-day basis as follows:

                                                           INTEREST    INTEREST
    INSTRUMENT                                  AMOUNT       RATE      EXPENSE
    ----------                                 --------    --------    --------
    Revolving credit facility................  $     --      10.00%     $   26
    Term loans
      Tranche A..............................    80,000      10.00         333
      Tranche B..............................   250,000      10.75       1,120
                                               --------                 ------
    Total term loans.........................   330,000                  1,453
    Senior subordinated notes................   230,000      13.00       1,246
                                               --------                 ------
                                                560,000
    Capitalized leases.......................     1,289    Various           7
                                               --------                 ------
                                               $561,289                 $2,732
                                               ========                 ======

       The $125.0 million revolving credit facility has a 0.5% commitment fee on the unused balance.

       The above interest amounts on the revolving credit facility and term loans assume a Eurodollar rate (equivalent to LIBOR) of 6.5%.

     (7) To remove combined net interest expense of Tenet Healthcare and the management company recognized during the period October 1, 1999 through October 15, 1999.

     (8) To remove historical tax benefit because of the uncertainty of IASIS' future ability to utilize net operating losses.

                          IASIS HEALTHCARE CORPORATION

             UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1999

                                              PRO FORMA                                            PRO FORMA
                                           RECAPITALIZATION                          MANAGEMENT   ACQUISITION     PRO FORMA
                              PARACELSUS     ADJUSTMENTS      PRO FORMA    TENET      COMPANY     ADJUSTMENTS    AS ADJUSTED
                              ----------   ----------------   ---------   --------   ----------   -----------    -----------
Dollars in thousands
STATEMENT OF OPERATIONS
  DATA:
Operating revenues..........   $140,950        $    --        $140,950    $443,311    $   758      $     --       $585,019
Operating expenses:
  Salaries, wages and
    benefits................     49,155             --          49,155     146,103      1,792            --        197,050
  Supplies and other........     58,847             --          58,847     181,078        874         1,000(4)     241,799
  Provision for bad debts...      9,979             --           9,979      33,831         --            --         43,810
  Management fees and
    corporate overhead(1)...      5,135             --           5,135       6,085         --            --         11,220
  Depreciation and
    amortization............      9,620             --           9,620      19,446        123         2,243(5)      31,432
  Loss on sale of accounts
    receivable(2)...........         --             --              --       4,548         --            --          4,548
                               --------        -------        --------    --------    -------      --------       --------
                                132,736             --         132,736     391,091      2,789         3,243        529,859
                               --------        -------        --------    --------    -------      --------       --------
Operating income (loss).....      8,214             --           8,214      52,220     (2,031)       (3,243)        55,160
Interest expense (income)...      7,304          7,063(3)       14,367      (1,407)       (13)       36,245(3)      49,192
Minority interests..........       (140)            --            (140)      1,386         --        (1,868)(6)       (622)
                               --------        -------        --------    --------    -------      --------       --------
Income (loss) before income
  taxes and cumulative
  effect of accounting
  change....................      1,050         (7,063)         (6,013)     52,241     (2,018)      (37,620)         6,590
Provision (benefit) for
  income taxes..............         --             --              --      20,989         --       (18,353)(7)      2,636
                               --------        -------        --------    --------    -------      --------       --------
Income (loss) before
  cumulative effect of
  accounting change.........   $  1,050        $(7,063)       $ (6,013)   $ 31,252    $(2,018)     $(19,267)      $  3,954
                               ========        =======        ========    ========    =======      ========       ========

    See accompanying Notes to the Unaudited Pro Forma Combined Statements of
                                   Operations

                          IASIS HEALTHCARE CORPORATION

         NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1999
                             (DOLLARS IN THOUSANDS)

     (1) Historical management fees and corporate overhead include allocations of corporate costs for general and administrative functions. The costs were historically allocated based on relative revenues or costs incurred divided by the number of hospital operations. The historical allocated costs do not necessarily represent the level of costs that the individual hospitals expect to incur in the future.

     (2) Effective August 31, 1999, certain of the Tenet hospitals entered into a Receivables Sale Agreement to sell to Tenet Healthcare patient related receivables. A loss was generated on the sale as the amounts realized upon sale were less than the patient receivables balances on certain Tenet hospitals individual balance sheets due to the fact that the receivables were discounted to reflect the time value of money and anticipated collection costs.

     (3) To record interest expense on the debt incurred to finance the transactions, calculated on a nine-month basis as follows:

                                                                  INTEREST    INTEREST
        INSTRUMENT                                     AMOUNT       RATE      EXPENSE
        ----------                                    --------    --------    --------
        Revolving credit facility...................  $     --      10.00%    $   469
        Term loans
          Tranche A.................................    80,000      10.00       6,000
          Tranche B.................................   250,000      10.75      20,156
                                                      --------                -------
        Total term loans............................   330,000                 26,156
        Senior subordinated notes...................   230,000      13.00      22,425
                                                      --------                -------
                                                       560,000                 49,050
        Capitalized leases..........................     1,499    Various         142
                                                      --------                -------
                                                      $561,499                $49,192
                                                      ========                =======

        The $125.0 million revolving credit facility has a 0.5% commitment fee on the unused balance.

        The above interest amounts on the revolving credit facility and term loans assume a Eurodollar rate (equivalent to LIBOR) of 6.5%. A 0.125% increase or decrease in the assumed average interest rate would change the pro forma interest expense for the nine months ended September 30, 1999 by approximately $.3 million.

                          IASIS HEALTHCARE CORPORATION
         NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                                  (CONTINUED)
                      NINE MONTHS ENDED SEPTEMBER 30, 1999
                             (DOLLARS IN THOUSANDS)

          Estimated allocation of pro forma interest expense between the operations of Paracelsus and the operations of Tenet and the management company:

                                                                    TENET AND
                                                                  THE MANAGEMENT
                                                     PARACELSUS      COMPANY        TOTAL
                                                     ----------   --------------   -------
        Allocation of interest expense on revolving
          credit facility, term loans and senior
          subordinated notes(a)....................   $14,225        $34,825       $49,050
        Interest on capitalized leases.............       142             --           142
                                                      -------        -------       -------
        Total......................................    14,367         34,825        49,192
        Historical interest expense (income).......     7,304         (1,420)        5,884
                                                      -------        -------       -------
        Pro forma adjustment.......................   $ 7,063        $36,245       $43,308
                                                      =======        =======       =======


        (a) Interest expense was allocated based on the amounts borrowed to finance both the Paracelsus recapitalization and the Tenet and the management company transactions. IASIS borrowed $160,000 to finance the recapitalization and $400,000 to finance the Tenet and the management company transactions for a total borrowing of $560,000, resulting in 29% of the interest expense, or $14,225 being allocated to Paracelsus and 71% of the interest expense, or $34,825 being allocated to the Tenet and the management company transactions. For further information regarding use of proceeds, see "Use of Proceeds" on page 27.


     (4) Operating expenses in the historical combined financial statements for Tenet hospitals did not include rent expense for St. Luke's Behavioral Health Center. Payments made were charged against restructuring reserves established as of May 31, 1998. Accordingly, a pro forma adjustment has been made to supplies and other expenses in the amount of $1.0 million, representing nine months of these rent payments.

     (5) To adjust depreciation and amortization based on the increase in goodwill in connection with the Tenet acquisition and the merger with management company and pro forma amortization of deferred financing fees. The recorded values of the depreciable assets acquired are considered to approximate fair value. However, management has not obtained an independent appraisal of the assets acquired. Goodwill is being amortized over a ten to thirty-five year period. Deferred financing fees are amortized over the term of the related debt. The following table presents the allocation of the respective purchase price and determination of the amount of goodwill recognized in connection with the Tenet acquisition and

                          IASIS HEALTHCARE CORPORATION
         NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                                  (CONTINUED)
                      NINE MONTHS ENDED SEPTEMBER 30, 1999
                             (DOLLARS IN THOUSANDS)

         the merger with management company as well as a reconciliation of the pro forma depreciation and amortization adjustment:

                                                              MANAGEMENT
                                                   TENET       COMPANY       TOTAL
                                                  --------    ----------    --------
        Purchase price, including direct costs
          of acquisition........................  $435,735      $9,460      $445,195
        Assets acquired.........................   305,703         963       306,666
        Liabilities assumed.....................   (46,386)       (151)      (46,537)
                                                  --------      ------      --------
        Net assets acquired.....................   259,317         812       260,129
                                                  --------      ------      --------
        Goodwill................................  $176,418      $8,648      $185,066
                                                  ========      ======      ========

        Amortization of goodwill of $185,066 recognized in
          connection with Tenet acquisition and the merger with
          management company........................................  $4,428
        Amortization of deferred financing fees of $25,360..........   2,367
                                                                      ------
        Pro forma amortization......................................   6,795
        Amortization included in historical combined Tenet hospitals
          and management company financial statements...............   4,552
                                                                      ------
        Pro forma adjustment........................................  $2,243
                                                                      ======

       The fair value of the assets acquired and resulting determination of goodwill and related amortization could change upon receipt of an independent appraisal of the assets acquired.

     (6) To eliminate the minority interest relating to the 25% interest in Odessa Regional Hospital previously owned by various physicians as limited partners. Tenet Healthcare Corporation conveyed to IASIS 100% of the assets of Odessa Regional Hospital.

     (7) To record the tax benefit on the pro forma adjustments and to adjust the effective tax rate on the pro forma as adjusted combined financial statements to equal 40.0% for the nine months ended September 30, 1999.

                          IASIS HEALTHCARE CORPORATION

             UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998

                                          PRO FORMA                                            PRO FORMA
                                       RECAPITALIZATION                          MANAGEMENT   ACQUISITION      AS ADJUSTED
                          PARACELSUS     ADJUSTMENTS      PRO FORMA    TENET      COMPANY     ADJUSTMENTS       PRO FORMA
                          ----------   ----------------   ---------   --------   ----------   -----------      -----------
Dollars in thousands
STATEMENT OF OPERATIONS
  DATA:
Operating revenues......   $183,112        $    --        $183,112    $558,956     $  181      $     --         $742,249
Operating expenses:
  Salaries, wages and
    benefits............     65,942             --          65,942     196,216        685            --          262,843
  Supplies and other....     73,950             --          73,950     243,975        270           700(5)       318,895
  Provision for bad
    debts...............     11,727             --          11,727      36,634         --            --           48,361
  Management fees and
    corporate overhead
    (1).................      6,587             --           6,587       8,633         --            --           15,220
  Depreciation and
    amortization........     11,770             --          11,770      24,634         79         4,325(6)        40,808
  Impairment and
    restructuring
    charges (2).........         --             --              --      19,455         --            --           19,455
  Reversal of excess
    loss contract
    accrual (3).........     (7,500)            --          (7,500)         --         --            --           (7,500)
                           --------        -------        --------    --------     ------      --------         --------
                            162,476             --         162,476     529,547      1,034         5,025          698,082
                           --------        -------        --------    --------     ------      --------         --------
Operating income
  (loss)................     20,636             --          20,636      29,409       (853)       (5,025)          44,167
Interest expense........     17,088          2,093(4)       19,181       1,515         --        44,919(4)        65,615
Minority interests......         68             --              68       2,068         --        (1,741)(7)          395
                           --------        -------        --------    --------     ------      --------         --------
Income (loss) before
  income taxes..........      3,480         (2,093)          1,387      25,826       (853)      (48,203)         (21,843)
Provision (benefit) for
  income taxes..........         --             --              --      10,513          1       (10,514)(8)           --
                           --------        -------        --------    --------     ------      --------         --------
Net income (loss).......   $  3,480        $(2,093)       $  1,387    $ 15,313     $ (854)     $(37,689)        $(21,843)
                           ========        =======        ========    ========     ======      ========         ========

    See accompanying Notes to the Unaudited Pro Forma Combined Statements of
                                   Operations

                          IASIS HEALTHCARE CORPORATION

       NOTES TO THE UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998
                             (DOLLARS IN THOUSANDS)

     (1) Historical management fees and corporate overhead include allocations of corporate costs for general and administrative functions. The costs were historically allocated based on relative revenues or costs incurred divided by the number of hospital operations. The historical allocated costs do not necessarily represent the level of costs that the individual hospitals expect to incur in the future.

     (2) On May 31, 1998 Tenet Healthcare recorded a non-cash impairment and restructuring charge related to the planned closure of St. Luke's Behavioral Health Center by May 31, 1999. Prior to final closure, Tenet Healthcare began negotiations with potential buyers for certain Arizona operations, including St. Luke's Behavioral Health Center. IASIS ultimately acquired this facility from Tenet and does not currently plan to close this facility. The restructuring accruals primarily included cash payments which would have been made subsequent to May 31, 1998 under long-term lease commitments and other anticipated costs of closure.

     (3) Relates to a reversal of a reserve related to the final contract settlement for the termination of an unprofitable payor contract at Rocky Mountain Medical Center, formerly named PHC Regional Hospital and Medical Center.

     (4) To record interest expense on the debt incurred to finance the transactions, calculated as follows:

                                                          INTEREST    INTEREST
    INSTRUMENT                                 AMOUNT       RATE      EXPENSE
    ----------                                --------    --------    --------
    Revolving credit facility...............  $     --      10.00%    $   625
    Term loans
      Tranche A.............................    80,000      10.00       8,000
      Tranche B.............................   250,000      10.75      26,875
                                              --------                -------
    Total term loans........................   330,000                 34,875
    Senior subordinated notes...............   230,000      13.00      29,900
                                              --------                -------
                                               560,000                 65,400
    Capitalized leases......................     2,150    Various         215
                                              --------                -------
                                              $562,150                 65,615
                                              ========                =======

          The $125.0 million revolving credit facility has a 0.5% commitment fee on the unused balance.

          The above interest amounts on the revolving credit facility and term loans assume a Eurodollar rate (equivalent to LIBOR) of 6.5%. A 0.125% increase or decrease in the assumed average interest rate would change the pro forma interest expense for the year ended December 31, 1998 by approximately $.4 million.

                          IASIS HEALTHCARE CORPORATION

       NOTES TO THE UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                                  (CONTINUED)
                          YEAR ENDED DECEMBER 31, 1998
                             (DOLLARS IN THOUSANDS)

          Estimated allocation of pro forma interest expense between the operations of Paracelsus and the operations of Tenet and the management company:

                                                                    TENET AND
                                                                  THE MANAGEMENT
                                                     PARACELSUS      COMPANY        TOTAL
                                                     ----------   --------------   -------
        Allocation of interest expense on revolving
          credit facility, term loans and senior
          subordinated notes(a)....................   $18,966        $46,434       $65,400
        Interest on capitalized leases.............       215             --           215
                                                      -------        -------       -------
        Total......................................    19,181         46,434        65,615
        Historical interest expense................    17,088          1,515        18,603
                                                      -------        -------       -------
        Pro forma adjustment.......................   $ 2,093        $44,919       $47,012
                                                      =======        =======       =======


        (a) Interest expense was allocated based on the amounts borrowed to finance both the Paracelsus recapitalization and the Tenet and the management company transactions. IASIS borrowed $160,000 to finance the recapitalization and $400,000 to finance the Tenet and the management company transactions for a total borrowing of $560,000, resulting in 29% of the interest expense, or $18,966 being allocated to Paracelsus and 71% of the interest expense, or $46,434 being allocated to the Tenet and the management company transactions. For further information regarding use of proceeds, see "Use of Proceeds" on page 27.


     (5) Operating expenses in the historical combined financial statements for Tenet hospitals did not include rent expense associated with St. Luke's Behavioral Health Center for the period from June 1, 1998 through December 31, 1998. Accordingly, a pro forma adjustment has been made to supplies and other expenses in the amount of $0.7 million representing six months of these rent payments.

     (6) To adjust depreciation and amortization based on the increase in goodwill in connection with the Tenet acquisition and the merger with management company and pro forma amortization of deferred financing fees. The recorded values of the depreciable assets acquired are considered to approximate fair value as management has not obtained an independent appraisal of the assets acquired. Goodwill is being amortized over a ten to thirty-five year period. Deferred financing fees are amortized over the term of the related debt. The following table presents the allocation of the respective purchase price and determination of the amount of goodwill recognized in connection with the Tenet acquisition and

                          IASIS HEALTHCARE CORPORATION

       NOTES TO THE UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                                  (CONTINUED)
                          YEAR ENDED DECEMBER 31, 1998
                             (DOLLARS IN THOUSANDS)

         the merger with the management company as well as a reconciliation of the pro forma depreciation and amortization adjustment:

                                                              MANAGEMENT
                                                   TENET       COMPANY       TOTAL
                                                  --------    ----------    --------
        Purchase price, including direct costs
          of acquisition........................  $435,735      $9,460      $445,195
        Assets acquired.........................   305,703         963       306,666
        Liabilities assumed.....................   (46,386)       (151)      (46,537)
                                                  --------      ------      --------
        Net assets acquired.....................   259,317         812       260,129
                                                  --------      ------      --------
        Goodwill................................  $176,418      $8,648      $185,066
                                                  ========      ======      ========

        Amortization of goodwill of $185,066 recognized in
          connection with Tenet acquisition and the merger with the
          management company........................................  $5,906
        Amortization of deferred financing fees of $25,360..........   3,166
                                                                      ------
        Pro forma amortization......................................   9,072
        Amortization included in historical combined Tenet hospitals
          and the management company financial statements...........   4,747
                                                                      ------
        Pro forma adjustment........................................  $4,325
                                                                      ======

        The fair value of the assets acquired and resulting determination of goodwill and related amortization could change upon receipt of an independent appraisal of the assets acquired.

     (7) To eliminate the minority interest relating to the 25% interest in Odessa Regional Hospital previously owned by various physicians as limited partners, Tenet Healthcare conveyed to IASIS 100% of the assets of Odessa Regional Hospital.

     (8) To remove historical tax expense. Because of the uncertainty of IASIS' future ability to utilize net operating losses, the pro forma tax benefit has been limited to the amount of historical expense.

                   SELECTED HISTORICAL FINANCIAL INFORMATION

                         PARACELSUS HOSPITALS AND IASIS

     The following tables present selected historical financial information for the Paracelsus hospitals for each of the fiscal years in the five-years ended December 31, 1998 and for the nine months ended September 30, 1998 and 1999. We have derived the selected financial information for each of the three years ended December 31, 1996, 1997 and 1998 and for the nine months ended September 30, 1999 from the combined financial statements of the Paracelsus hospitals, which have been audited by Ernst & Young LLP, independent auditors for Paracelsus Healthcare Corporation, and from the underlying accounting records of the Paracelsus hospitals. We have derived the selected financial information for the years ended December 31, 1994 and 1995 from unaudited combined financial statements of the predecessor owners of the Paracelsus hospitals. We have derived the selected financial information for the nine months ended September 30, 1998 from the unaudited combined financial statements of the Paracelsus hospitals. The selected historical financial information reflects all adjustments consisting of normal recurring adjustments that, in the opinion of the management of Paracelsus Healthcare Corporation, are necessary for a fair presentation of such information. Operating results for the nine months ended September 30, 1999 are not necessarily indicative of the results that may be expected for the twelve months ending December 31, 1999.

     The following tables also present selected historical financial information for IASIS for the three months ended December 31, 1999 and 1998. We have derived the selected financial information for the three months ended December 31, 1999 from the unaudited consolidated financial statements of IASIS. We have derived the selected financial information for the three months ended December 31, 1998 from the unaudited combined financial statements of Paracelsus hospitals. The selected historical financial information reflects all adjustments that, in the opinion of the management of IASIS, are necessary for a fair presentation of such information. Operating results for the three months ended December 31, 1999 are not necessarily indicative of the results that may be expected for the fiscal year ending September 30, 2000.


     You should read all information included in the following tables in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" on page 65 and with the combined financial statements and related notes of the Paracelsus hospitals and the unaudited consolidated financial statements and related notes of IASIS. Certain amounts derived from the combined statements of operations of Paracelsus hospitals and the consolidated statements of operations of IASIS have been reclassified to conform with the presentation below.

                   SELECTED HISTORICAL FINANCIAL INFORMATION

                                                    PARACELSUS HOSPITALS(1)
                                  -----------------------------------------------------------
                                  -----------------------------------------------------------
                                            PREDECESSOR COMPANIES
                                  ------------------------------------------
                                                                  PERIOD           PERIOD
                                                                 TO DATE         FROM DATE
                                         YEARS ENDED          OF ACQUISITION   OF ACQUISITION
                                        DECEMBER 31,               FROM           THROUGH
                                  -------------------------     JANUARY 1,      DECEMBER 31,
                                     1994          1995            1996             1996
                                  -----------   -----------   --------------   --------------
Dollars in thousands
STATEMENT OF OPERATIONS DATA:
Operating revenues...............   $71,769       $80,006        $88,886          $ 98,249
Operating expenses:
 Salaries, wages and benefits....    25,670        28,882         32,087            41,040
 Supplies and other..............    23,538        27,502         32,377            43,343
 Provision for bad debts.........     3,777         5,323          6,032             7,382
 Management fees and corporate
   overhead......................     1,475         4,806          2,822             3,839
 Depreciation and amortization...     4,236         4,022          4,031             6,863
 Recapitalization costs(2).......        --            --             --                --
 Restructuring and impairment
   charges (3)...................        --            --             --            52,492
 Loss contract accrual (4).......        --            --             --            38,082
 Reversal of excess loss contract
   accrual (4)...................        --            --             --                --
 Costs of hospital closure (5)...        --            --             --                --
                                    -------       -------        -------          --------
                                     58,696        70,535         77,349           193,041
                                    -------       -------        -------          --------
Operating income (loss)..........    13,073         9,471         11,537           (94,792)
Interest expense (income)........     3,144         2,566          6,125             8,465
Minority interests...............        --            --             --                --
                                    -------       -------        -------          --------
 Income (loss) from continuing
   operations before income
   taxes.........................     9,929         6,905          5,412          (103,257)
Provision (benefit) for income
 taxes...........................     3,893         2,738          2,116            (9,210)
                                    -------       -------        -------          --------
 Income (loss) from continuing
   operations....................   $ 6,036       $ 4,167        $ 3,296          $(94,047)
                                    =======       =======        =======          ========
OTHER DATA (6):
EBITDA (7)..................................................................      $(87,929)
Depreciation and amortization expense.......................................         6,863
Capital expenditures........................................................         5,752
Ratio of earnings to fixed charges(8).......................................            --

BALANCE SHEET DATA (6):
Total assets................................................................      $256,288
Long-term debt (including current portion)..................................         1,565
Shareholders' equity (deficit)..............................................       (93,879)
Working capital.............................................................        11,112

                                             PARACELSUS HOSPITALS(1)
                                   --------------------------------------------              IASIS
                                                                                  ---------------------------

                                       YEARS ENDED         NINE MONTHS ENDED      THREE MONTHS   THREE MONTHS
                                      DECEMBER 31,           SEPTEMBER 30,           ENDED          ENDED
                                   -------------------   ----------------------   DECEMBER 31,   DECEMBER 31,
                                     1997       1998        1998         1999         1998           1999
                                   --------   --------   -----------   --------   ------------   ------------
Dollars in thousands
STATEMENT OF OPERATIONS DATA:
Operating revenues...............  $192,575   $183,112    $137,722     $140,950       45,390        179,290
Operating expenses:
 Salaries, wages and benefits....    67,664     65,942      49,480       49,155       16,462         62,217
 Supplies and other..............    75,434     73,950      57,097       58,847       16,853         77,227
 Provision for bad debts.........    17,020     11,727       8,073        9,979        3,654         13,450
 Management fees and corporate
   overhead......................     7,519      6,587       4,940        5,135        1,647             --
 Depreciation and amortization...    11,122     11,770       8,606        9,620        3,164         10,196
 Recapitalization costs(2).......        --         --          --           --           --          3,442
 Restructuring and impairment
   charges (3)...................        --         --          --           --           --             --
 Loss contract accrual (4).......        --         --          --           --           --             --
 Reversal of excess loss contract
   accrual (4)...................   (15,531)    (7,500)     (7,500)          --           --             --
 Costs of hospital closure (5)...     3,500         --          --           --           --             --
                                   --------   --------    --------     --------     --------       --------
                                    166,728    162,476     120,696      132,736       41,780        166,532
                                   --------   --------    --------     --------     --------       --------
Operating income (loss)..........    25,847     20,636      17,026        8,214        3,610         12,758
Interest expense (income)........    22,097     17,088      13,426        7,304        3,662         14,375
Minority interests...............        23         68          54         (140)          14            (92)
                                   --------   --------    --------     --------     --------       --------
 Income (loss) from continuing
   operations before income
   taxes.........................     3,727      3,480       3,546        1,050          (66)        (1,525)
Provision (benefit) for income
 taxes...........................        --         --          --           --           --             --
                                   --------   --------    --------     --------     --------       --------
 Income (loss) from continuing
   operations....................  $  3,727   $  3,480    $  3,546     $  1,050     $    (66)      $ (1,525)
                                   ========   ========    ========     ========     ========       ========
OTHER DATA (6):
EBITDA (7).......................  $ 36,969   $ 32,406    $ 25,632     $ 17,834        6,774         22,954
Depreciation and amortization exp    11,122     11,770       8,606        9,620        3,164         10,196
Capital expenditures.............     1,897      6,427       2,513       13,476        3,915          9,175
Ratio of earnings to fixed charge       1.1x       1.2x        1.2x         1.1x          --             --
BALANCE SHEET DATA (6):
Total assets.....................  $232,943   $216,319    $222,458     $213,259      216,319        862,729
Long-term debt (including current     2,019      2,273       1,269        1,499        2,273        561,289
Shareholders' equity (deficit)...   (89,114)   (85,634)    (85,568)     (84,585)     (85,634)        38,289
Working capital..................    16,028     10,350      17,433        3,687       10,350         82,761

               NOTES TO SELECTED HISTORICAL FINANCIAL INFORMATION

                         PARACELSUS HOSPITALS AND IASIS

     (1) The selected financial information excludes the financial information related to discontinued operations. See note 4 of Notes to Combined Financial Statements of Paracelsus hospitals.

          The selected financial data includes financial information for the Paracelsus hospitals for the following periods:

                 HOSPITAL                                PERIOD
                 --------                                ------
    Davis Hospital and Medical
      Center..........................  Since January 1, 1994 (Predecessor
                                        Company)
    Pioneer Valley Hospital...........  Since January 1, 1994 (Predecessor
                                        Company)
    Rocky Mountain Medical Center.....  Since being acquired by Paracelsus
                                        Healthcare Corporation as of May 17, 1996
                                        through closure of facility as of June
                                        30, 1997
    Salt Lake Regional Medical
      Center..........................  Since being acquired by Paracelsus
                                        Healthcare Corporation on August 16, 1996
    Jordan Valley Hospital............  Since being acquired by Paracelsus
                                        Healthcare Corporation on August 16, 1996

     (2) IASIS incurred legal, accounting and other related charges of $3,442 in connection with the recapitalization transaction.

     (3) During 1996, an impairment charge of $52.5 million was recorded due to significant losses incurred at Rocky Mountain Medical Center, formerly named PHC Regional Hospital and Medical Center. The charge was based upon independent third party appraisals.

     (4) In 1996 a loss reserve of $38.1 million was established in connection with an unprofitable payor contract at Rocky Mountain Medical Center. The loss reserve initially recorded in 1996 was reduced by $15.5 million in 1997 and by $7.5 million in 1998 based on the final settlement of the unprofitable payor contract.

     (5) In 1997 a charge of $3.5 million was recorded due to the closure of Rocky Mountain Medical Center in June 1997.

     (6) Other data and balance sheet data for the predecessor companies for the year ended December 31, 1994 and 1995 and the period to acquisition from January 1, 1996 represents information for only two hospitals and therefore is not considered comparable with other periods.

     (7) EBITDA is defined as operating income before interest expense, minority interests, income taxes, and depreciation and amortization. While EBITDA should not be considered in isolation or as a substitute for net income, operating cash flows or other cash flow statement data determined in accordance with generally accepted accounting principles, management understands EBITDA is a commonly used tool for measuring a company's ability to service debt, especially in evaluating healthcare companies. In addition, EBITDA may not be comparable to similarly titled measures of other companies.

     (8) The ratio of earnings to fixed charges is calculated by dividing income from continuing operations before fixed charges, minority interests and income taxes by fixed charges, which consists of interest charges, meaning interest expense plus interest charged to construction, the portion of rent expense which is deemed to be equivalent to interest expense, and amortization of certain financing costs. Earnings were insufficient to cover fixed charges by $103.3 million, $.05 million and $1.6 million for the period ended December 31, 1996, the three months ended December 31, 1998 and 1999, respectively.

                   SELECTED HISTORICAL FINANCIAL INFORMATION

                                TENET HOSPITALS

     The following tables present selected historical financial information for the Tenet hospitals for each of the fiscal years in the five-years ended May 31, 1999 and for the three months ended August 31, 1998 and 1999. We have derived the selected financial information for each of the three fiscal years ended May 31, 1997, 1998 and 1999 from the combined financial statements of the Tenet hospitals, which have been audited by KPMG LLP, independent auditors for Tenet Healthcare Corporation, and from the underlying accounting records of the Tenet hospitals. We have derived the selected financial information for the fiscal years ended May 31, 1995 and 1996 and for the three months ended August 31, 1998 and 1999 from unaudited condensed combined financial statements of the Tenet hospitals. The selected historical financial information reflects all adjustments consisting of normal recurring adjustments that, in the opinion of the management of Tenet Healthcare Corporation, are necessary for a fair presentation of such information. Operating results for the three months ended August 31, 1999 are not necessarily indicative of the results that may be expected for the year.


     You should read all information included in the following tables in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" on page 65 and with the combined financial statements and related notes. Certain amounts derived from the combined statements of operations have been reclassified to conform with the presentation below.

                   SELECTED HISTORICAL FINANCIAL INFORMATION

                                TENET HOSPITALS

                                                                                                    THREE MONTHS ENDED
                                                       YEARS ENDED MAY 31,                              AUGUST 31,
                                  -------------------------------------------------------------    --------------------
                                    1995(1)        1996          1997        1998        1999        1998        1999
                                  -----------   -----------    --------    --------    --------    --------    --------
                                  (UNAUDITED)   (UNAUDITED)                                            (UNAUDITED)
Dollars in thousands
STATEMENT OF OPERATIONS DATA:
Operating revenues..............   $440,476      $593,213      $540,609    $547,226    $572,506    $133,482    $142,196
Operating expenses:
  Salaries, wages and
    benefits....................    152,659       202,649       195,532     199,186     192,573      47,601      47,434
  Supplies and other............    172,920       254,239       222,142     227,271     237,874      59,234      63,903
  Provision for bad debts.......     23,957        30,680        32,579      37,827      41,904       9,936      11,843
  Management fees and corporate
    overhead....................     14,063        17,504        19,717      10,641       7,518       1,702       1,880
  Depreciation and
    amortization................     22,978        23,316        24,703      25,291      26,638       7,663       7,130
  Impairment and restructuring
    charges (2).................         --            --            --      19,455          --          --          --
  Loss on sale of accounts
    receivable (3)..............         --            --            --          --          --          --       4,548
  Unusual items.................      3,822         4,334            --          --          --          --          --
                                   --------      --------      --------    --------    --------    --------    --------
                                    390,399       532,722       494,673     519,671     506,507     126,136     136,738
                                   --------      --------      --------    --------    --------    --------    --------
Operating income (loss).........     50,077        60,491        45,936      27,555      65,999       7,346       5,458
Net interest expense (income)...      8,512         2,049         1,036       1,179        (669)        536        (210)
Minority interests (4)..........         --         3,190         3,176       2,597       2,421         545        (114)
                                   --------      --------      --------    --------    --------    --------    --------
Income before income taxes,
  extraordinary charge and
  cumulative effect of
  accounting change.............     41,565        55,252        41,724      23,779      64,247       6,265       5,782
Provision for income taxes
  (5)...........................     16,626        22,101        17,130      10,513      25,650       2,500       2,307
                                   --------      --------      --------    --------    --------    --------    --------
Income before extraordinary
  charge and cumulative effect
  of accounting change..........     24,939        33,151        24,594      13,266      38,597       3,765       3,475
Extraordinary charge from early
  extinguishment of debt (6)....         --            --            --       6,726          --          --          --
                                   --------      --------      --------    --------    --------    --------    --------
Cumulative effect of accounting
  change(7).....................                       --            --          --          --          --       1,018
                                   --------      --------      --------    --------    --------    --------    --------
  Net income....................   $ 24,939      $ 33,151      $ 24,594    $  6,540    $ 38,597    $  3,765    $  2,457
                                   ========      ========      ========    ========    ========    ========    ========
OTHER DATA:
EBITDA (8)......................   $ 73,055      $ 83,807      $ 70,639    $ 52,846    $ 92,637    $ 15,009    $ 12,588
Depreciation and amortization
  expense.......................     22,978        23,316        24,703      25,291      26,638       7,663       7,130
Capital expenditures............         --            --        23,481      28,055      17,280       3,070         598
BALANCE SHEET DATA:
Total assets....................   $458,035      $591,119      $562,358    $573,997    $594,557    $564,479    $458,242
Long-term debt (including
  current portion)..............     62,278        33,738        32,652       8,591       7,971       8,495       7,707
Shareholders' equity............    343,121       420,686       449,190     422,957     437,930     421,705     325,162
Working capital.................     46,015        63,737        60,525      61,262      80,949      65,084     (24,369)

               NOTES TO SELECTED HISTORICAL FINANCIAL INFORMATION

                                TENET HOSPITALS

     (1) The summary historical financial information for the year ended May 31, 1995 does not include a full year of results of operations for hospitals acquired from a third party.

     (2) On May 31, 1998 Tenet recorded a non-cash restructuring and impairment charge related to the planned closure of St. Luke's Behavioral Health Center by May 31, 1999. Prior to final closure, Tenet Healthcare began negotiations with potential buyers for certain Arizona operations, including St. Luke's Behavioral Health Center. IASIS ultimately acquired this facility from Tenet Healthcare and does not currently plan to close this facility. The restructuring accruals primarily included future cash payments which would have been made under long-term lease commitments and other anticipated costs of closure.

     (3) Effective August 31, 1999, certain of the Tenet hospitals entered into a Receivables Sale Agreement to sell to Tenet Healthcare patient related receivables. A loss was generated on the sale as the amounts realized upon sale were less than the patient receivable balances on certain Tenet hospitals individual balance sheets due to the fact that the receivables were discounted to reflect the time value of money and future anticipated collection costs.

     (4) Minority interests primarily relates to the 25% interest in Odessa Regional Hospital owned by various physicians as limited partners.

     (5) Income tax expense for the years ended May 31, 1995 and 1996 has been adjusted to reflect an average rate of 40% for the periods presented.

     (6) The extraordinary charge, which is net of tax benefits of $4.2 million, represents the allocation to Tenet hospitals of an extraordinary charge related to the redemption of certain Tenet senior notes.

     (7) On June 1, 1999, the Tenet hospitals changed its method of accounting for start-up costs to expense such costs as incurred in accordance with Statement of Position 98-5, published by the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants. The adoption of the Statement resulted in the write-off of previously capitalized start-up costs as of May 31, 1999 in the amount of $1.0 million, net of tax benefit, which amount is shown as a cumulative effect of an accounting change in the three months ended August 31, 1999.

     (8) EBITDA is defined as operating income before interest expense, minority interests, income taxes, and depreciation and amortization. While EBITDA should not be considered in isolation or as a substitute for net income, operating cash flows or other cash flow statement data determined in accordance with generally accepted accounting principles, management understands EBITDA is a commonly used tool for measuring a company's ability to service debt, especially in evaluating healthcare companies. In addition, EBITDA may not be comparable to similarly titled measures of other companies.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     The following discussion and analysis of financial condition and results of operations has been prepared separately for the Paracelsus hospitals, the Tenet hospitals, and IASIS and should be read in conjunction with the financial statements of each entity, the notes to the financial statements, and the other financial information appearing elsewhere in this prospectus. This discussion contains, in addition to historical information, forward-looking statements that are subject to risks and uncertainties. Our actual results may differ materially from those anticipated in the forward-looking statements. For more information regarding the risks and uncertainties, see "Risk Factors." A discussion and analysis of financial condition and results of operations of management company has not been provided as management believes that this information would not enhance the quality of the information provided nor enhance an assessment of the financial condition and results of operations of IASIS' business as a whole. For more information regarding management company, please see the related financial statements and accompanying notes appearing elsewhere in this prospectus.

GENERAL

     We are a for-profit hospital management company with operations in select markets in the United States. Our hospitals' revenues continue to be affected by an increasing proportion of revenue being derived from fixed payment, higher discount sources including Medicare, Medicaid, managed care organizations, insurance companies and employer-based health plans. Fixed payment amounts are often based upon the diagnosis, regardless of the cost incurred or the level of service provided. Our revenues, cash flows and earnings have been significantly reduced by this shift in reimbursement. The Balanced Budget Act has reduced the amount of reimbursement that we receive from Medicare and Medicaid. Although we expect our volume from governmental sources to increase, the level of reimbursement from these programs was reduced in 1998 and further reductions will be phased in over the next two years. Decreases in Medicare reimbursement rates mandated by the Balanced Budget Act are expected to lower our revenues by approximately $4.3 million in fiscal 2000, $3.5 million in fiscal 2001, and $2.0 million in each of fiscal years 2002, 2003, and 2004. The percentage of pro forma net revenue related to Medicare and Medicaid was 35.4% for the three months ended December 31, 1999 compared to 38.2% for the nine months ended September 30, 1999.

     Our revenues are also affected by the trend toward the conversion of more services being performed on an outpatient basis due to advances in medical technology and pharmaceuticals and cost containment pressures from Medicare, Medicaid, managed care organizations and other payors.

     Hospital revenues are primarily received from Medicare, Medicaid and commercial insurance. Medicare is a federal program for elderly patients and patients with disabilities. The payment rates under the Medicare program for inpatients are based on a prospective payment system that is tied to the diagnosis of the patient. Medicaid is a jointly-funded federal and state program administered by individual states for indigent patients. Payments from Medicare and Medicaid account for a significant portion of our operating revenues. Managed care organizations, such as Health Maintenance Organizations and Preferred Provider Organizations, also account for a significant portion of our revenues.

     Net operating revenues are comprised of net patient service revenue and other revenue. Net patient service revenue is reported net of contractual adjustments and policy discounts. The adjustments principally result from differences between the hospitals' customary charges and payment rates under the Medicare and Medicaid programs and the various managed care organizations. Customary charges have generally increased at a faster rate than the rate of increase for Medicare and Medicaid payments. Other revenue includes revenue from Health Choice, a Medicaid managed health plan in Arizona, medical office building rental income and other miscellaneous revenue. Operating expenses primarily consist of hospital related costs of operation and include salaries and benefits, professional fees, supplies, provision for doubtful accounts and other expenses such as utilities, insurance, property taxes, travel, freight, postage, telephone, advertising, repairs and maintenance.

MANAGEMENT DISCUSSION AND ANALYSIS

IASIS

THREE MONTHS ENDED DECEMBER 31, 1999 COMPARED TO THREE MONTHS ENDED DECEMBER 31, 1998

     Net revenue for the three months ended December 31, 1999 was $179.3 million, an increase of $133.9 million, or 294.9% from $45.4 million for the same period in 1998. The increase in net revenue is largely due to the Tenet acquisition effective October 15, 1999 whereby we acquired ten acute care hospitals and other related facilities and assets from Tenet Healthcare. The Tenet acquisition contributed $128.2 million in net revenue for the three months ended December 31, 1999, or 95.7% of the total increase in net revenue for the three months ended December 31, 1999 compared to the same period in 1998. Hospitals in operation for the entire 1999 and 1998 period which we refer to as same hospitals, consisted exclusively of the Paracelsus hospitals. Same hospitals provided $50.8 million in net revenue in 1999 versus $45.4 million in 1998, or $5.4 million of the remaining increase in net revenue for the three months ended December 31, 1999 compared to 1998.

     As noted above, same hospitals net revenue increased by $5.4 million, an 11.9% increase over the 1998 period. The increase in net revenue of same hospitals was primarily attributable to an increase in volume. Inpatient admissions increased 11.9% from 4,185 in the three months ended December 31, 1998 to 4,684 for the same period in 1999. Patient days increased 11.4% from 14,748 in 1998 to 16,428 in 1999.

     During the three months ended December 31, 1999, we generated total admissions and patient days of 16,137 and 71,109, respectively, of which 11,453 admissions and 54,681 patient days resulted from the Tenet acquisition.

     Operating expenses, including salaries and benefits, supplies, other operating expenses, provision for bad debts, and allocated management fees increased by $114.3 million from $38.6 million for the three months ended December 31, 1998 to $152.9 million for the same period in 1999 largely due to the Tenet acquisition. The Tenet acquisition contributed $106.8 million in operating expenses for the three months ended December 31, 1999 or 93.4% of the total increase in operating expenses for the three months ended December 31, 1999 compared to the same period in 1998. Of the remaining $8.3 million increase, $5.4 million related to same hospitals, which was largely attributable to the increased patient volumes for same hospitals during this period, and $2.9 million related to corporate and miscellaneous other operating expenses which have increased as a result of the growth of IASIS.

     Operating expenses as a percentage of net revenue remained relatively stable at 85.0% for the three months ended December 31, 1998 and 85.3% for the same period in 1999.

     Interest expense increased $10.7 million from $3.7 million for the three months ended December 31, 1998 to $14.4 million for the same period in 1999, largely due to an increase in borrowings associated with the Tenet acquisition and the recapitalization of Paracelsus hospitals. During the three months ended December 31, 1999, our average cost of borrowings was 11.6%. Interest expense of $3.7 million for the three-month period ended December 31, 1998 primarily represents interest costs Paracelsus Healthcare (our former parent company) allocated to us in proportion to amounts due to Paracelsus Healthcare.

     Depreciation and amortization expense increased $7.0 million from $3.2 million for the three months ended December 31, 1998 to $10.2 million for the same period in 1999 largely due to depreciation on the property and equipment acquired in the Tenet acquisition and the merger with the management company which contributed $5.0 million of the total increase of $7.0 million. Amortization of goodwill of $185.1 million recognized in the Tenet acquisition and the merger with the management company and amortization of deferred financing costs of $25.4 million incurred in connection with the above transactions and the recapitalization transaction accounted for $1.8 million or 25.7% of the total $7.0 million increase in depreciation and amortization.

     We incurred legal, accounting and other related costs of $3.4 million during the three months ended December 31, 1999 related to the recapitalization transaction.

     Loss from continuing operations before income taxes was $1.5 million and $.07 million for the three months ended December 31, 1999 and 1998, respectively. The increase in the loss from continuing operations before income taxes was primarily due to increases in interest expense, amortization expense and recapitalization costs, offset by operating earnings from the Tenet acquisition, as described above.

     We recorded no income tax provision or benefit for the three months ended December 31, 1999 and 1998 due to uncertainty about our future ability to utilize net operating losses. As required by SFAS No. 109, an assessment of our future ability to utilize net operating losses is highly dependent upon historical operating results which are limited given IASIS' short operating history.

     Net loss for the three months ended December 31, 1999 was $1.5 million compared to net loss of $0.7 million for the same period of 1998.

     Dividends of $5.5 million were accrued during the three months ended December 31, 1999 on the preferred stock issued in connection with the Tenet acquisition and the merger with the management company. Dividends on the preferred stock accrue at the rate of 16.0% per annum from their date of issuance.

     Issuance costs of $1.3 million were recorded against the aggregate preference value of the preferred stock and are being accreted over an eleven to twenty-one year period. Accretion during the three months ended December 31, 1999 was $.01 million.

     Net loss attributable to common shareholders for the three months ended December 31, 1999 was $7.0 million compared to $.07 million for the same period in 1998.

PARACELSUS HOSPITALS

NINE MONTHS ENDED SEPTEMBER 30, 1999 COMPARED TO NINE MONTHS ENDED SEPTEMBER 30, 1998

     Net revenue for the nine months ended September 30, 1999, was $140.9 million, an increase of $3.2 million, or 2.3%, from $137.7 million for the same period in 1998. The increase in net revenue is largely due to increased patient volumes in admissions, patient days and outpatient visits excluding home health. To a lesser extent, net revenue was unfavorably impacted by the Balanced Budget Act of 1997, which was substantially phased

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in by the third quarter of 1998, the increasing penetration of managed care and the restructuring of home health operations in the latter half of 1998.

     The Paracelsus hospitals experienced a slight increase of 0.8% in inpatient admissions from 13,736 in the nine months ended September 30, 1998 to 13,849 for the same period in 1999. Patient days increased 3.7% from 48,003 in 1998 to 49,773 in 1999. Excluding home health visits, outpatient visits increased 13.6% from 214,940 in 1998 to 244,248 in 1999. The increase in admissions and outpatient visits resulted from

     - the increase in number of physicians and services at several hospitals,

     - increased volume generated from certain hospital benchmarking and service awareness programs implemented in 1998 and

     - favorable demographic changes in the Salt Lake metropolitan area.

Due to the closure or sale of all home health operations in 1998, the Paracelsus hospitals reported no home health visits in 1999 as compared to 26,920 in 1998.

     Operating expenses, including salaries and benefits, other operating expenses and provision for bad debts, increased by $3.3 million from $114.7 million for the nine months ended September 30, 1998 to $118.0 million for the same period in 1999 primarily from increases in bad debt expense and supply costs. The increase in bad debt expense resulted from

     - the effect of a computer system conversion at certain hospitals,

     - personnel turnover, which unfavorably affected billings and collections at certain facilities and

     - a favorable impact in 1998 from the collection of accounts previously written off.

     As a result of the computer system conversion at certain hospitals, the billing function and collection efforts were hampered as resources were directed towards the conversion rather than devoting full effort to billing and collecting receivables. Also, the computer system conversion resulted in certain data being lost thereby further hindering collection efforts on converted patient accounts.

     An increase in acuity at one hospital contributed to the increase in supply costs. Operating expenses expressed as a percentage of net revenue, remained relatively flat at 83.3% for the nine months ended September 30, 1998 and 83.7% for the nine months ended September 30, 1999. The stability of operating margins of 16.3% and 16.7% for the nine months ended September 30, 1999 and 1998, respectively, reflects the favorable impact of the various cost reduction initiatives undertaken in the latter half of 1998 associated with consolidating certain departments and eliminating corresponding management functions. In addition, these initiatives included elimination of excess labor and contracted services, which consisted of a combination of staff and wage reductions, overtime reductions, and reduction in the utilization of outside contracted nurses. The financial impact of these various cost reduction initiatives is not individually determinable due to system limitations. Salaries and benefits as a percentage of net revenue, which improved from 35.9% for the nine months ended September 30, 1998, to 34.9% for the same period in 1999, is expected to remain at lower levels than in past years.

     Interest expense decreased $6.1 million from $13.4 million for the nine months ended September 30, 1998 to $7.3 million for the same period in 1999, primarily due to an increase in cash generated from operations and a decrease in interest allocation from Paracelsus Healthcare Corporation.

     Allocated management fees increased $.2 million from $4.9 million for the nine months ended September 30, 1998 to $5.1 million for the same period in 1999 due to an

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increase in net revenue of Paracelsus hospitals during the period. The allocated management fees are for corporate general and administrative, financial, legal, human resources, information systems and other services and are allocated pro rata to Paracelsus hospitals based on net revenue which is believed to be indicative of the consumption of corporate services relative to all other hospitals of Paracelsus. Allocated management fees equated to 4.0% of net revenue for the nine months ended September 30, 1999 and 1998. Amounts allocated are not necessarily indicative of the actual costs which may have been incurred had the Company operated as an entity unaffiliated with Paracelsus; however, in the opinion of Paracelsus management, this allocation method is reasonable.

     Depreciation and amortization expense increased $1.0 million from $8.6 million for the nine months ended September 30, 1998 to $9.6 million for the same period in 1999 primarily due to additions to property and equipment.

     Income from continuing operations before income taxes was $1.0 million and $3.5 million for the nine months ended September 30, 1999 and 1998, respectively. Income from continuing operations before income taxes in 1998 included an unusual gain of $7.5 million relating to the settlement of a capitated contract dispute.

     The Paracelsus hospitals recorded no income tax provision or benefit for the nine months ended September 30, 1999 and 1998 due to revisions of the estimated valuation allowance on deferred tax assets.

     Net income for the nine months ended September 30, 1999 was $1.0 million compared to net income of $3.5 million for the same period of 1998.

YEAR ENDED DECEMBER 31, 1998 COMPARED TO YEAR ENDED DECEMBER 31, 1997

     Net revenues decreased 4.9% to $183.1 million in 1998 from $192.6 million in 1997. Inpatient admissions decreased 3.9% from a year ago and outpatient visits decreased 8.0%. The decrease in revenues was due to several factors including decreases in Medicare reimbursement rates mandated by the Balanced Budget Act, which became effective October 1, 1997, and the sale of a home health business during 1998. Other factors that contributed to the decline in revenues included the closing of skilled nursing and psychiatric units and lower reimbursement rates from managed care payors.

     Salaries, wages and benefits were $65.9 million or 36.0% of net operating revenues in 1998 compared to $67.7 million or 35.1% of net operating revenues in 1997. A reduction in staffing levels in reaction to the implementation of the Balanced Budget Act caused this $1.8 million decrease. As a percentage of net operating revenues, salaries, wages and benefits increased due to the overall decrease in net revenue discussed above.

     Other operating expenses were $74.0 million or 40.4% of net operating revenues in 1998, compared to $75.4 million or 39.1% of net operating revenues in 1997. Supply costs are included in this category, which remained essentially flat as a percentage of net operating revenues at approximately 13.5% for both periods, which was attributable to a reduction in certain higher cost procedures at some facilities. The remaining expenses in this category including professional fees, contract services, repairs and maintenance, rents and leases, utilities and insurance increased as a percentage of net operating revenues to 26.8% in 1998 from 25.5% in 1997. This increase reflects a decline in net revenues that was not sufficiently offset by cost reduction efforts.

     Provision for doubtful accounts decreased to $11.8 million or 6.4% of net operating revenues in 1998 from $17.0 million or 8.8% of net operating revenues in 1997. The

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decrease was due primarily to the improvement of collection processes at two facilities and the collection of previously reserved home health accounts receivable.

     Allocated management fees decreased $.9 million from $7.5 million for the year ended December 31, 1997 to $6.6 million for the same period in 1998 due to a decrease in net revenue of Paracelsus hospitals during the period. Allocated management fees equated to 4.0% of net revenue for the nine months ended September 30, 1999 and 1998.

     Depreciation and amortization expense was $11.8 million or 6.4% of net operating revenues in 1998 compared to $11.1 million or 5.8% of net operating revenues in 1997. The increase was due primarily to additions to property and equipment.

     Income from continuing operations before income taxes was $3.5 million and $3.7 million for the year ended December 31, 1998 and 1997, respectively. Income from continuing operations before income taxes in 1998 included an unusual gain of $7.5 million relating to the settlement of a capitated contract dispute. Income from continuing operations before income taxes in 1997 included an unusual gain of $12.0 million relating to a $15.5 million reduction of a loss contract accrual, offset by charges of $3.5 million relating to a hospital closure.

     The Paracelsus hospitals recorded no income tax provision or benefit for the years ended December 31, 1998 and 1997 due to revisions of the estimated valuation allowance on deferred tax assets.

     Net income for the year ended December 31, 1998 was $3.5 million compared to net income of $4.8 million for the year ended December 31, 1997.

TENET HOSPITALS

THREE MONTHS ENDED AUGUST 31, 1999 COMPARED TO THREE MONTHS ENDED AUGUST 31,
1998

     Net operating revenues for the three months ended August 31, 1999 was $142.2 million, an increase of $8.7 million, or 6.5%, from $133.5 for the same period in 1998. Net operating revenues increased due to improved managed care reimbursement as a result of negotiation of more favorable contract payment terms and facility-specific initiatives to expand existing services and recruit physicians offset, in part, by a decrease in volumes resulting from market uncertainty due to the impending sale of the Tenet hospitals to IASIS.

     The Tenet hospitals experienced a slight decrease of 1.5% in inpatient admissions from 12,601 for the three months ended August 31, 1998 to 12,412 for the same period in 1999. Patient days decreased 4.6% from 62,032 for the three months ended August 31, 1998 to 59,154 for the same period in 1999. Outpatient visits decreased 8.6% from 137,518 for the three months ended August 31, 1998 to 125,752 for the same period in 1999.

     Salaries and benefits expense decreased to $47.4 million or 33.3% of net operating revenues for the three months ended August 31, 1999, compared to $47.6 million, or 35.7%, of net operating revenues for the same period in 1998. Salaries and benefits as a percentage of net operating revenues decreased primarily due to a reduction in the number of employees and an increase in Health Choice revenue, with minimal additional staffing.

     Supplies expense was $20.4 million or 14.4% of net operating revenues for the three months ended August 31, 1999 compared to $20.2 million or 15.1% of net operating revenues for the same period in 1998. Supply saving initiatives, including negotiation of more favorable supply contracts, had a positive impact which decreased supplies expense as a percentage of net operating revenue.

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     Provision for doubtful accounts increased to $11.8 million, or 8.3%, of net operating revenue for the three months ended August 31, 1999 compared to $9.9 million, or 7.4%, of net operating revenues for the same period in 1998. The increase in provision for doubtful accounts is attributable to a number of factors, including the continuing shift of business from Medicare to managed care, a rise in the volume of care provided to uninsured patients in certain of the Tenet hospitals, delays in payment and denial of claims by managed care payers, and personnel turnover.

     Other operating expenses increased to $43.5 million, or 30.6%, of net operating revenue for the three months ended August 31, 1999 from $39.1 million, or 29.3%, of net operating revenue for the same period in 1998. Factors contributing to this increase included increased operating expenses attributable to the increase in collection agency and consulting fees and increased administrative expenses.

     Overhead allocated from the parent company increased to $1.9 million for the three months ended August 31, 1999 compared to $1.7 million for the same period in 1998 due to an increase in net operating revenues during the same period. The allocated overhead is for general and administrative, financial, legal, human resources, information systems and other services from Tenet. The amounts allocated are generally determined on a pro-rata basis utilizing net operating revenues for all of Tenet's hospitals. Overhead allocated equated to 1.3% and 1.2% of net operating revenues for the three months ended August 31, 1999 and 1998, respectively.

     Such expense allocations may not be representative of the costs of such services to be incurred in the future or on a stand alone basis; however Tenet's management believes the allocation method is reasonable.

     Depreciation and amortization expense was $7.1 million or 5.0% of net operating revenues for the three months ended August 31, 1999 compared to $7.7 million or 5.8% of net operating revenues for the same period in 1998.

     A loss on sale of accounts receivable was generated on August 31, 1999 as amounts realized upon sale were less than the patient receivable balances on certain Tenet hospitals' individual balance sheets due to the fact that the receivables were discounted to reflect the time value of money and anticipated collection costs.

YEAR ENDED MAY 31, 1999 COMPARED TO YEAR ENDED MAY 31, 1998

     Net operating revenues, which comprise net patient service revenues and capitation premiums, increased 4.6% to $572.5 million in 1999 from $547.2 million in 1998. Net patient service revenues increased 2.6% to $490.3 million in 1999 from $477.7 million in 1998. Volume increased due to the signing of new managed care contracts in one market and facility-specific initiatives at several other hospitals. The reduction of inpatient hospital, home health and skilled nursing facility reimbursement due to the Balanced Budget Act in part offset the increase in volume. Hospital net revenue per adjusted patient day increased 5.9% in 1999. Capitation revenue from Health Choice, a Medicaid managed health plan, increased 18.4% from $69.5 million in 1998 to $82.3 million in 1999, due in part to a 6.8% premium increase and a $2.3 million increase in independent physician association, or IPA, management revenue.

     Salaries and benefits were $192.6 million or 33.6% of net operating revenues in 1999 compared to $199.2 million or 36.4% of net operating revenues in 1998. Supplies were $82.9 million or 14.5% of net operating revenues in 1999 compared to $81.5 million or 14.9% of net operating revenues in 1998. Supply expenses increased on an absolute dollar

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basis due to an increase in high cost procedures and the opening of a cardiac catheterization lab. Salaries and benefits and supplies as a percentage of net operating revenues decreased primarily due to a reduction in the number of employees and the significant increase in Health Choice revenue, which required minimal additional staffing and no incremental supply costs due to the negotiation of more favorable supply contracts.

     Other operating expenses increased to $155.0 million or 27.1% of net operating revenue in 1999 from $145.8 million or 26.6% of net operating revenue in 1998. Factors contributing to this increase included increased operating expenses attributable to the increase in Health Choice revenues, increased collection agency and consulting fees and increased administrative expenses.

     Provision for doubtful accounts increased to $41.9 million or 7.3% of net operating revenues in 1999 compared to $37.8 million or 6.9% of net operating revenues in 1998. The increase is attributable to a number of factors, including the continuing shift of business from Medicare to managed care, a rise in the volume of care provided to uninsured patients in certain of the Tenet hospitals, delays in payment and denial of claims by managed care payors and personnel turnover.

     Overhead allocated from the parent company decreased to $7.5 million in 1999 compared to $10.6 million in 1998. This decrease is primarily attributable to reductions in corporate headcount and expenses by Tenet Healthcare. Overhead allocated equated to 1.3% and 1.9% of net operating revenues for the year ended May 31, 1999 and 1998, respectively.

     Depreciation and amortization were $26.6 million or 4.6% of net operating revenues in 1999, up from $25.3 million or 4.6% of net operating revenues in 1998.

YEAR ENDED MAY 31, 1998 COMPARED TO YEAR ENDED MAY 31, 1997

     Total net operating revenues increased 1.2% to $547.2 million in 1998 from $540.6 million in 1997. Net patient service revenues increased 0.2% to $477.7 million in 1998 from $476.9 million in 1997. Inpatient admissions increased 2.9% and outpatient visits decreased 11.6% over the prior period. Volume increased due to a number of factors including the signing of new managed care contracts and increased admissions to specialty units, including rehabilitation and skilled nursing, at one facility. The decrease in outpatient visits was primarily attributable to a reduction in home health services offered. Hospital net revenue per adjusted patient day decreased 2.4% in 1998. Capitation revenue for Health Choice increased 9.1% from $63.7 million in 1997 to $69.5 million in 1998, due in part to a 4.9% premium increase and, a 13.4% increase in covered lives, offset by a $3.6 million decrease in independent physician association, or IPA, management revenue due to the loss of a contract.

     Salaries and benefits were $199.2 million or 36.4% of net operating revenues in 1998 compared to $195.5 million or 36.2% of net operating revenues in 1997. Salaries and benefits increased primarily due to annual wage and merit increases and increased utilization of contract nurses at one facility. Supplies increased to $81.5 million in 1998 from $80.4 million in 1997, and remained constant as a percentage of net operating revenues at 14.9% over the same period.

     Other operating expenses increased to $145.8 million or 26.6% of net operating revenues in 1998 from $141.7 million or 26.2% of net operating revenues in 1997. Factors contributing to this increase included increased collection agency fees, increased operating expenses attributable to the increase in Health Choice revenues and increased administrative expenses.

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     Provision for doubtful accounts increased to $37.8 million or 6.9% of net operating revenues in 1998 from $32.6 million or 6.0% in 1997. The increase is attributable to a number of factors, including the continuing shift of business from Medicare to managed care, a rise in the volume of care provided to uninsured patients in certain of the Tenet hospitals, delays in payment and denial of claims by managed care payors and personnel turnover.

     Overhead allocated from the parent company decreased to $10.6 million in 1998 compared to $19.7 million in 1997. This decrease can be primarily attributed to a reduction in allocable non-recurring charges at the corporate level. Overhead allocated equated to 1.9% and 3.6% of net operating revenues for the year ended May 31, 1998 and 1997, respectively.

     Depreciation and amortization were $25.3 million or 4.6% of net operating revenues in 1998, up slightly from $24.7 million or 4.6% of net operating revenues in 1997.

LIQUIDITY AND CAPITAL RESOURCES

IASIS

     At December 31, 1999, we had $82.8 million in working capital, compared to $3.7 million at September 30, 1999, or an increase of $79.1 million primarily due to the Tenet acquisition and recapitalization transaction financed by the closing of long-term borrowings and issuance of preferred stock discussed below. We used cash of $67.1 million in operating activities during the three months ended December 31, 1999, compared to generating $8.2 million in cash from operating activities during the three months ended December 31, 1998. During the three months ended December 31, 1999, the negative cash flow from operations was due primarily to the growth in accounts receivable to normalized levels due to IASIS not purchasing accounts receivable in the Tenet transaction as further discussed below. At December 31, 1999, net accounts receivable of $110.4 million amounted to approximately 49 days of net revenue. We did not purchase accounts receivable as part of the Tenet acquisition, therefore we expect days of net revenue in net accounts receivable to increase as receivables from the Tenet acquisition increase to normal levels.

     Our investing activities used $445.1 million during the three months ended December 31, 1999. The Tenet acquisition and recapitalization transaction accounted for substantially all of the funds used in investing activities. Financing activities provided net cash of $536.8 million due to borrowings under our credit facility, issuance of senior subordinated notes and issuance of Series A preferred stock.

     We have recently become an independent company. Therefore, historical cash flows may not be indicative of future liquidity. Ongoing operations will require the availability of sufficient funds to service debt, fund working capital and perform maintenance and growth capital expenditures on our facilities, including start-up capital expenditures for Rocky Mountain Medical Center, formerly named PHC Regional Hospital and Medical Center. We intend to finance these activities through cash flows from our operating activities and from amounts available under the revolving credit facility. In addition, we did not acquire the accounts receivable related to the Tenet hospitals as part of the acquisition of the Tenet hospitals and other assets of Tenet Healthcare and therefore, at closing, we funded a cash balance of $99.9 million through borrowings under the credit facility and the offering of the old notes to fund working capital as accounts receivable increase to normalized levels.

     Effective October 8, 1999, Paracelsus Healthcare and unrelated third parties recapitalized the Paracelsus Utah Facilities, valued at $288.0 million, subject to a working

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capital adjustment. The recapitalization transaction resulted in Paracelsus
Healthcare retaining a minority interest at an implied value of $8.0 million in HoldCo, a preexisting Paracelsus Healthcare subsidiary to which the ownership interests in the Paracelsus Utah Facilities had been transferred. Subsequent to the recapitalization, HoldCo changed its name to IASIS Healthcare Corporation and changed its fiscal year end to September 30th.

     As part of the recapitalization, the unrelated third parties purchased $125.0 million of IASIS' common stock from Paracelsus Healthcare and IASIS purchased $155.0 million of its own stock from Paracelsus Healthcare which is being held as treasury stock as of December 31, 1999. IASIS' $155.0 million purchase of its own stock was financed with a $160.0 million credit facility which was subsequently repaid concurrent with IASIS' issuance of preferred stock, offering of senior subordinated notes and borrowing under the bank facilities all of which are discussed further below. Legal, accounting and other related charges of $3.4 million associated with the recapitalization have been expensed as incurred. Additional costs may be incurred in the year 2000 relating to the recapitalization.

     The recapitalization transaction was effected pursuant to the terms of a recapitalization agreement, a copy of which has been filed as an exhibit to the registration statement of which this prospectus forms a part. Under the terms of the recapitalization agreement, the purchase price paid by JLL Healthcare, LLC, one of our current principals, in connection with the recapitalization is subject to a post-closing working capital adjustment. The post-closing working capital adjustment represents an adjustment to the purchase price paid and is based upon the difference between an estimate of working capital as of the closing date and the working capital actually purchased as of the closing date of October 8, 1999. Any positive or negative working capital adjustment will be recorded as either an increase or decrease, respectively, in the opening equity resulting from the Paracelsus recapitalization. IASIS settled the working capital adjustment for $1.0 million which was received on March 21, 2000. The settlement will result in an adjustment to opening equity to be recorded during the quarter ended March 31, 2000 and will have no impact on IASIS' results of operations.

     Effective October 15, 1999, IASIS acquired ten acute care hospitals and other related facilities and assets, which we refer to as Tenet hospitals, from Tenet Healthcare for $428.3 million in cash, net of a preliminary working capital adjustment of $18.9 million, but that value may later change due to a final working capital adjustment. The purchase price of $447.2 million was reduced by the estimated $18.9 million for unaudited working capital as of August 31, 1999.

     For the three months ended December 31, 1999, $19.0 million, or 10.6%, of our total net operating revenues of $179.3 million were derived from Health Choice Arizona, Inc. HMO. Health Choice, acquired in connection with the Tenet acquisition, is a prepaid healthplan that derives approximately 99% of its revenue through a contract with the Arizona Health Care Cost Containment System, which we refer to as AHCCCS, to provide specified health services through contracted providers to qualified enrollees. The term of the contract with AHCCCS is five years, with annual renewal provisions, and expires September 30, 2002. The contract provides for fixed monthly premiums, based on negotiated per capita member rates. In the event the contract with AHCCCS were to be discontinued, our financial condition, results of operations and cash flows would be adversely affected.

     Concurrent with the acquisition of the hospitals and related facilities from Tenet Healthcare, Iasis Healthcare Corporation, which we refer to as the management company, a Tennessee corporation, which was originally formed by members of our current management to acquire and operate hospitals and related businesses, was merged with and

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into a wholly-owned subsidiary of IASIS, with IASIS' subsidiary as the surviving entity. In the merger, shareholders of management company received shares of our common stock and preferred stock with a total value of $9.5 million.

     Purchase price adjustments have not been finalized as of December 31, 1999 and are subject to working capital settlements and receipt of independent appraisals of the assets acquired. Direct costs of acquisitions for the Tenet hospitals and the management company acquisitions of $4.4 million were included as a component of the purchase price and primarily include legal, investment banking and professional and accounting services.

     The acquisition of Tenet hospitals and the management company were accounted for using the purchase method of accounting. The operating results of the acquired companies have been included in the accompanying Consolidated Statements of Operations and Cash Flows from the October 15, 1999 date of acquisition.

     In connection with the recapitalization and the acquisitions, IASIS has not assumed any liability or obligation due to payors, including private insurers and government payors such as the Medicare and Medicaid programs. IASIS also did not assume any cost report reimbursements, settlements, repayments, or fines, if any, to the extent they relate to periods prior to the respective closing dates of these transactions. The agreements with Tenet Healthcare and Paracelsus Healthcare include customary indemnifications and hold harmless provisions for any damages incurred by IASIS related to these types of excluded liabilities.

     Capital expenditures for the three months ended December 31, 1999 and for the nine months ended September 30, 1999 combined for the Paracelsus hospitals, Tenet hospitals and the management company were $9.5 million and $22.6 million, respectively, primarily due to routine maintenance of equipment and facilities and an expansion project at one of our facilities. Management anticipates that capital expenditures during the remainder of 2000 will increase over prior periods primarily due to the re-opening and operation of Rocky Mountain Medical Center, formerly named PHC Regional Hospital and Medical Center, enhancement of services at some of the facilities and capital investments relating to operating independently. Accordingly, we have budgeted capital expenditures for 2000 at approximately $50.0 million. However, this estimate is based upon management's analysis of various factors, many of which are beyond our control and we cannot assure you that these capital expenditures, including those associated with the re-opening of Rocky Mountain Medical Center, will not significantly exceed budget or that the re-opening of Rocky Mountain Medical Center will be successful.

     We recently entered into a credit facility dated October 15, 1999, through which a syndicate of lenders made a total of $455.0 million available to IASIS in the form of an $80.0 million Tranche A term loan, a $250.0 million Tranche B term loan and a $125.0 million revolving credit facility, which we collectively refer to as the bank facilities.

     As of December 31, 1999, the Tranche A and Tranche B term loans were fully drawn. The proceeds from the Tranche A and Tranche B term loans together with proceeds from the offering of the old notes and the issuance of preferred stock were used for the following purposes:

     - repay in its entirety a $200.0 million credit facility of which approximately $160.0 million was outstanding in connection with the recapitalization transaction,

     - finance a portion of the acquisition of hospitals and related facilities from Tenet Healthcare Corporation,

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     - fund an opening cash balance required for working capital and

     - pay related fees and expenses associated with the recapitalization and acquisition transactions.

     The $125.0 million revolving credit facility is available for working capital and other general corporate purposes, and any outstanding amounts under the facility will be due and payable on October 15, 2005. No amounts were outstanding under the revolving credit facility as of December 31, 1999 other than for the issuance of $24.2 million of letters of credit.

     The Tranche A term loan matures on October 15, 2005. The Tranche B term loan matures on October 15, 2007. Repayments under the term loans are due in quarterly installments. There will be no substantial amortization of the Tranche B term loan until 2005. In addition, the loans under the credit facility are subject to mandatory prepayment under specific circumstances, including from a portion of excess cash flow and the net proceeds of specified casualty events, asset sales and debt issuances, each subject to various exceptions. The loans under the credit facility bear interest at variable rates at fixed margins above either the agent bank's alternate base rate or its reserve-adjusted LIBOR. The weighted average interest rate on the bank facilities was approximately 10.4% at December 31, 1999. IASIS also pays a commitment fee equal to .5% of the average daily amount available under the revolving credit facility.

     The credit facility requires that we comply with various financial ratios and tests and contains covenants limiting our ability to, among other things, incur debt, engage in acquisitions or mergers, sell assets, make investments or capital expenditures, make distributions or stock repurchases and pay dividends. The credit facility is guaranteed by our subsidiaries. These guarantees are secured by a pledge of substantially all of the subsidiaries' assets.

     On October 13, 1999, we issued $230.0 million in old notes which mature on October 15, 2009 and bear interest at 13% per annum. Interest is payable semi-annually. The old notes are unsecured obligations and are subordinated in right of payment to all our existing and future senior indebtedness.

     If a change of control occurs, as defined in the indenture, each holder of the old notes or the new notes will have the right to require IASIS to repurchase all or any part of that holder's notes pursuant to the terms of the indenture. Except as described above with respect to a change of control, we are not required to make mandatory redemption or sinking fund payments with respect to the old notes or the new notes.

     The old notes are guaranteed jointly and severally by all of our subsidiaries. We are a holding company with no operations apart from our ownership of our subsidiaries. At December 31, 1999, all of our subsidiaries were wholly owned and fully and unconditionally guaranteed the old notes. All of our current subsidiaries are also expected to guarantee the new notes.

     The indenture for the notes contains certain covenants, including but not limited to, restrictions on new indebtedness, asset sales, capital expenditures, dividends and the ability to merge or consolidate.

     Concurrent with the acquisition of hospitals and related facilities from Tenet Healthcare, we issued 160,000 shares of Series A preferred stock for proceeds, net of issuance costs, of $158.7 million. In connection with the merger with the management company, we issued 5,311 shares of Series B preferred stock valued at $5.3 million.

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

Issuance costs of $1.3 million and $44,000 were recorded against the aggregate preference value of the Series A and Series B preferred stock, respectively. The Series A preferred stock and the Series B preferred stock, which we collectively refer to as preferred stock, are identical in all respects, except as follows. The Series A preferred stock is mandatorily redeemable on October 15, 2010 and the Series B preferred stock is mandatorily redeemable on October 15, 2020, in each case, for $1,000 per share plus all accrued and unpaid dividends to the redemption date or as soon thereafter as will not be prohibited by then-existing debt agreements. The preferred stock has a liquidation preference over the common stock equal to the redemption price of $1,000 per share plus all accrued and unpaid dividends. Dividends on the preferred stock are payable when, as and if declared by the board of directors and will accrue at the rate of 16.0% per annum from their date of issuance. No dividends or distributions may be made on the common stock unless and until all accrued and unpaid dividends are first paid to the holders of the preferred stock.

     Without the consent of the holders of a majority of the outstanding preferred stock, we may not enter into any merger, consolidation or other business combination, unless and until the preferred stock is repurchased for an amount equal to $1,000 per share plus all accrued and unpaid dividends thereon. Except as required by law or as described above, the holders of the preferred stock are not entitled to vote on any matter submitted to a vote of the stockholders. The redemption of, and payment of cash dividends on, the preferred stock is restricted by the terms of the credit facility and the notes indenture.

     At December 31, 1999, IASIS had cash and cash equivalents of $24.6 million and on January 31, 2000 had cash and cash equivalents of $38.0 million. As of March 13, 2000, IASIS continued to have no amounts drawn under its revolving credit facility other than for the issuance of $24.2 million of letters of credit. Based upon the current level of operations and anticipated growth, we believe that cash generated from operations and amounts available under the revolving credit facility will be adequate to meet our anticipated debt services requirements, capital expenditures and working capital needs for the next several years. We cannot assure you, however, that our business will generate sufficient cash flow from operations, that future borrowings will be available under the credit facility or otherwise to enable us to service our indebtedness including the credit facility and the notes, or to make anticipated capital expenditures. One element of our business strategy is expansion through the acquisition of hospitals in our existing and new high growth markets. The competition to acquire hospitals is significant, and there can be no assurance that suitable acquisitions, for which other healthcare companies, including those with greater financial resources than us, may be competing, can be accomplished on terms favorable to us, that financing, if necessary, can be obtained for these acquisitions or that acquired facilities can be effectively integrated with our operations. The completion of acquisitions may result in the incurrence of or assumption by us of additional indebtedness. Our future operating performance, our ability to service or refinance the notes, and our ability to service and extend or refinance the credit facility will be subject to future economic conditions and to financial, business and other factors, many of which are beyond our control.

PARACELSUS HOSPITALS

     Historically, the major source of financing for the Paracelsus hospitals has been cash generated from operations and funds provided by the former parent company.

     At September 30, 1999, the Paracelsus hospitals had working capital of $3.7 million compared to $10.4 million at December 31, 1998. At December 31, 1997, working capital

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

was $16.0 million. The decline was due to decreased accounts receivable balances, which were partially offset by a decrease in accrued liabilities.

     For the nine months ended September 30, 1999, cash provided by operating activities increased to $17.6 million from cash used in operating activities of $2.0 million for the nine months ended September 30, 1998 primarily due to a reduction in interest expense allocated by the parent company and the 1998 settlement of a capitated contract dispute. Cash provided by operating activities increased to $6.2 million for the year ended December 31, 1998 from cash used in operating activities of $14.6 million for the year ended December 31, 1997. The increase at December 31, 1998 was due to reductions in unusual items and supplies and a significant increase in accounts payable, which was partially offset by growth in accounts receivable balances in the same year.

     For the nine months ended September 30, 1999, cash used in investing activities increased to $13.5 million from $2.5 million for the nine months ended September 30, 1998, and cash used in investing activities increased to $6.4 million for the year ended December 31, 1998 from $0.4 million for the year ended December 31, 1997. These increases were primarily due to increased purchases of property and equipment during these periods.

TENET HOSPITALS

     Historically, the major source of financing for the Tenet hospitals has been cash generated from operations and funds provided by the former parent company.

     At August 31, 1999, the Tenet hospitals had working capital of $(24.4) million compared to $80.9 million at May 31, 1999. At May 31, 1998, working capital was $61.3 million. The decrease from May 31, 1999 to August 31, 1999 was primarily due to a decrease in accounts receivable as a result of certain of the Tenet hospitals entering into a Receivables Sale Agreement to sell to Tenet Healthcare patient related receivables effective August 31, 1999. The increase from May 31, 1998 to May 31, 1999 was due to increases in accounts receivable balances, supplies, deferred income taxes and other prepaid expenses offset, in part, by an increase in medical claims payable.

     For the three months ended August 31, 1999 cash provided by operating activities increased to $115.9 million from $8.9 million for the three months ended August 31, 1998 primarily due to a decrease in accounts receivable as a result of the Receivables Sale Agreement described above, offset, in part, by a decrease in accounts payable and accrued expenses. Cash provided by operating activities decreased to $44.0 million for the year ended May 31, 1999 from cash provided of $70.2 million for the year ended May 31, 1998. The decrease was due to an increase in patient accounts receivable as well as a decrease in accounts payable and accrued expenses. For the year ended May 31, 1997, cash provided by operating activities was $45.9 million. The increase from 1997 to 1998 was primarily due to a significant increase in accounts payable and accrued expenses.

     For the three months ended August 31, 1999, cash provided by investing activities increased to $0.03 million from cash used in investing activities of $3.1 million for the three months ended August 31, 1998, and cash used in investing activities decreased to $18.0 million for the year ended May 31, 1999 from $23.8 million for the year ended May 31, 1998. For the year ended May 31, 1997, cash used in investing activities was $23.5 million. These changes were primarily due to capital expenditures.

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

YEAR 2000 COMPLIANCE

     We did not experience any material disruptions or other effects caused by the Year 2000 Problem, nor do we expect to experience any material disruptions or other effects caused by the Year 2000 Problem in the future.

INFLATION

     Management believes inflation has not had a significant impact on IASIS's results of operations for the periods presented. Management does not anticipate inflation having a significant impact on the future results of operations.

MARKET RISK

     IASIS is subject to market risk associated with some commodity prices and, effective with the revolving credit agreement we entered into in October 1999, changes in interest rates.

     To manage the risk of fluctuations in interest rates, IASIS' borrowings are a mix of fixed and floating rate obligations. This includes the $230.0 million of old notes that bear interest at a 13% fixed rate and are due 2009. IASIS's $455.0 million term loan and revolving credit facility bear interest at a floating rate. The carrying amount of IASIS's debt obligations approximates the fair value of similar debt instruments of comparable maturity and the interest rate market risk is currently not considered significant.

NEW ACCOUNTING STANDARDS

     In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities. This statement establishes comprehensive accounting and reporting standards for derivative instruments and hedging activities that require a company to record the derivative instruments at fair value in the balance sheet. Furthermore, the derivative instrument must meet specific criteria or the change in its fair value is to be recognized in earnings in the period of change. To achieve hedge accounting treatment the derivative instrument needs to be part of a well-documented hedging strategy that describes the exposure to be hedged, the objective of the hedge and a measurable definition of its effectiveness in hedging the exposure. In July 1999, the FASB issued Statement of Financial Accounting Standards No. 137, Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133, which requires the adoption of SFAS 133 in fiscal years beginning after June 15, 2000. Adoption of FASB No. 133 is not expected to have a material adverse effect on IASIS's financial statements.

     In March and in April 1998, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued two Statements of Position that are effective for financial statements for fiscal years beginning after December 15, 1998, which will apply to IASIS beginning with its fiscal year ended September 30, 2000. SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," provides guidance on the circumstances under which the costs of certain computer software should be capitalized and/or expensed. SOP 98-5, "Reporting on the Costs of Start-Up Activities," requires such costs to be expensed as incurred instead of capitalized and amortized. IASIS' adoption of SOPs 98-1 and 98-5 did not have a material impact on its operations.

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

     In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS 131 establishes standards for the way that public business enterprises report information about operating segments in annual financial statement and requires that these enterprises report selected information about operating segments in interim financial reports. IASIS' primary business is providing health care services through its acute care hospitals and related healthcare businesses. IASIS' chief operating decision maker, as that term is defined in the accounting standard, regularly reviews financial information about each of its hospitals for assessing performance and allocating resources. IASIS' acute care hospitals and related health care businesses are all similar in their business activities and the economic environments in which they operate, such as urban markets. Accordingly, IASIS' reportable operating segments consist of

     (1) acute care hospitals and related healthcare businesses collectively, and

     (2) its Medicaid managed health plan, Health Choice.

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

                                    BUSINESS

COMPANY OVERVIEW

     We are a for-profit hospital management company with operations in select markets in the United States. Our facilities are currently located in four regions:

     - Salt Lake City, Utah;

     - Phoenix, Arizona;

     - Tampa-St. Petersburg, Florida; and

     - three markets within the state of Texas.

We either own or operate 15 general, acute care hospitals and 4 ambulatory surgery centers, with a total of 2,144 operating beds. We focus on networks of medium-sized hospitals, each with 100 to 400 beds. We also operate a Medicaid managed health plan called Health Choice in Phoenix, Arizona.

     According to industry sources, the cumulative population growth in our markets from 1998 to 2003, on a weighted average revenue basis, is projected to be 9.3%. This growth compares favorably to the projected national growth rate of 5.0% over the same period.

     Our senior management team has extensive experience in multi-facility hospital operations, financial management and business development with an average of 23 years of experience in the for-profit hospital industry. Several of our senior executives, including Wayne Gower, President and Chief Executive Officer, are former senior executives at Columbia/HCA Healthcare Corporation. Mr. Gower previously served as President of Columbia/HCA's Summit Division, overseeing the operations of 21 hospitals with annual net revenues in excess of $1.0 billion.

     Our revenues and EBITDA are well-distributed throughout each of our markets. This diversity helps to insulate us from individual local economic, demographic and legislative changes.

BUSINESS STRATEGY

     Providing high-quality, cost-effective healthcare services in the select communities we serve throughout the United States is our strategic objective. We intend to build strong relationships with physicians, employees and payors founded on a common vision of customer service, quality care, appropriate services mix, elimination of unnecessary costs and sound investment of capital to meet the healthcare needs of the community. We believe that we will operate a leading for-profit hospital management company by:

     - Developing community-focused hospital networks in high growth markets;

     - Capitalizing on opportunities for revenue enhancement; and

     - Increasing margins by taking advantage of cost saving opportunities.

The key elements of our business strategy are the following:

     - Increase volume by expanding services. We intend to increase our revenues by increasing the capacity of our facilities and broadening the scope of services offered at our facilities in accordance with local needs. Recognizing the shift from inpatient to outpatient treatments, we intend to enhance the convenience of our outpatient services. In addition, we believe that the expansion of surgical capacity and the upgrading of specialty services, such as physical therapy, radiology, rehabilitation and other diagnostic services, represent particularly attractive opportunities to increase patient visits, admissions and surgeries. We also seek to increase the efficiency, and therefore volume, of our emergency rooms by operating dual-track ERs. We believe that this dual-track strategy, which separates urgent care patients from non-urgent care patients will allow us to optimize staffing efficiencies, alleviates patient flow bottlenecks and design protocols to match the acuity of medical cases, which we believe will result in a more efficient allocation of hospital resources.

     - Improve operating efficiencies. We believe margins at our facilities can be improved through the implementation of well-defined operating expense control initiatives. We will implement several measures including optimizing staffing levels according to patient volumes and seasonal needs at each facility, reducing bad debt expense by effectively managing each hospital's billing and collection processes, reducing supply costs by eliminating waste and over-utilization and reallocating hospital services and resources in order to balance community needs and profitability.

     - Retain and develop local management. A strong, attentive management team at each facility is integral to developing and implementing strategic objectives at our hospitals. Under previous ownership, several of our hospitals experienced significant turnover. Many of those hospitals shared management teams with other facilities. We intend to recruit experienced senior managers in order to give each hospital its own dedicated management team. Stable local management, including a chief executive officer, chief financial officer and chief nursing officer at each facility, will enhance medical staff relations and maintain continuity in the community. We will also incentivize local management teams by basing compensation on the operating results and quality of care at each facility.

     - Strengthen physician retention and recruiting. We believe that the retention and recruitment of physicians is critical to our long term success. We will execute this strategy by broadening the range of services at our hospitals and by utilizing our existing physician relationships to recruit new primary care physicians and specialists. We also intend to create local physician advisory committees, comprised of leading area physicians who will work with management to ascertain local needs. Our management believes that establishing such committees will also assist in developing a long-term relationship between physicians and local management, enhance physician loyalty and improve the quality of healthcare.

     - Improve managed care position through better payor relationships. We believe that establishing and maintaining strong relationships with payors is critical to our success. We plan to increase volume by entering into new contracts with payors and plan to improve profitability by negotiating more favorable terms in our existing contracts. Under the larger corporate structures of the previous owners, some managed care contracting was not negotiated to provide maximum benefit to each of the individual facilities in the community. We believe that understanding facility-specific issues and concerns, developing relationships with local payors and strengthening our market presence will enable us to negotiate more favorable terms in both new and existing contracts.

     - Selectively pursue strategic acquisitions and partnerships. We intend to selectively pursue hospital acquisitions which will improve financial performance and regional

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

       presence in our existing markets. Additionally, we will focus our new market development efforts on regions with a growing population base greater than 100,000, a stable or improving managed care environment and favorable demographics. In addition, we will continue to identify opportunities to expand our presence through strategic alliances with providers and by partnering with physicians to develop additional services.

SERVICES AND OPERATIONS

     Our general, acute care hospitals offer a variety of inpatient medical and surgical services commonly available in hospitals, including

     - cardiology,

     - emergency services,

     - general surgery,

     - internal medicine,

     - obstetrics and

     - orthopedics.

     In addition, our facilities provide outpatient and ancillary services including

     - outpatient surgery,

     - physical therapy,

     - radiation therapy,

     - radiology and

     - respiratory therapy.

     A board of trustees governs each of our hospitals. Each board of trustees includes members of the hospital's medical staff as well as community leaders. The board of trustees establishes policies concerning medical, professional and ethical practices, monitors such practices, and is responsible for ensuring that these practices conform to established standards. We intend to maintain quality assurance programs to support and monitor quality of care standards and to meet accreditation and regulatory requirements. We will monitor patient care evaluations and other quality of care assessment activities on a continuing basis.

     Our hospitals do not engage in extensive medical research and medical education programs. However, some of our hospitals have affiliations with medical schools.

     In addition to providing capital resources, we will make available a variety of management services to our healthcare facilities. These services will include

     - information systems;

     - ethics and compliance programs;

     - leasing contracts;

     - accounting, financial and clinical systems;

     - legal support;

     - personnel and employee benefits management;

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

     - internal auditing;

     - supply purchasing agreements; and

     - resource management.

Some of these services initially will be provided through transitional arrangements made with Paracelsus Healthcare Corporation and Tenet Healthcare Corporation. We will participate in the Tenet buy power purchasing program, allowing us access to very favorable rates on medical and non-medical supplies.

UTILIZATION

     We believe that there are two important factors relating to the overall utilization of a hospital:

     (1) the quality and market position of the hospital and

     (2) the number, quality and specialities of physicians providing patient care within the facility.

Generally, we believe that the ability of a hospital to meet the healthcare needs of its community is determined by its breadth of services, level of technology, emphasis on quality of care and convenience for patients and physicians. Other factors which impact utilization include the size of and growth in local population, local economic conditions, the availability of reimbursement programs such as Medicare and Medicaid, and market penetration of managed care programs. Improved treatment protocols as a result of advances in medical technology and pharmacology also are affecting utilization across the industry.

The following table presents combined operating statistics for our hospitals:

                                                1997      1998      1999      2000
                                               -------   -------   -------   -------
Number of hospitals at end of period.........       15        15        15        15
Number of operating beds at end of period
  (1)........................................    2,144     2,144     2,144     2,144
Admissions (2)...............................   69,721    70,484    53,669    18,200
Patient days (3).............................  334,998   336,068   247,492    80,985
ER Visits....................................      N/A   260,633   206,855    69,577
Average daily census (4).....................      918       921       906       900

-------------------------

Note: Data for 1997 and 1998 is for the twelve months ended December 31 for the Paracelsus hospitals and is for the twelve months ended May 31 for the Tenet hospitals; data for 1999 is for the nine months ended September 30 for the Paracelsus hospitals and is for the nine months ended August 31 for the Tenet hospitals; data for 2000 is for the three months ended December 31, 1999 for IASIS and is for the period October 1, 1999 through October 15, 1999 for the Tenet hospitals. Statistics do not include Health Choice.


(1) Excludes 120 beds at Rocky Mountain Medical Center, formerly named PHC Regional Hospital and Medical Center, which closed in June 1997 and is scheduled to reopen during the first quarter of 2000. See "Liquidity and Capital Resources" on page 73.

(2) Represents the total number of patients admitted to our hospitals for stays in excess of 23 hours. Management and investors use this number as a general measure of inpatient volume.

(3) Represents the number of days beds were occupied over the period.

(4) Represents the average number of inpatients in our hospital beds each day.

     Our hospitals have experienced significant shifts from inpatient to outpatient care as well as decreases in average lengths of inpatient stay, primarily as a result of improvements in technology and clinical practices and hospital payment changes by Medicare, insurance carriers and self-insured employers. These hospital payment changes generally encourage the utilization of outpatient, rather than inpatient, services whenever possible and shortened lengths of stay for inpatient care. In response to this shift toward outpatient care, we are reconfiguring some hospitals to more effectively accommodate outpatient services and restructuring existing surgical capacity to permit additional outpatient volume and a greater variety of outpatient services.

     Our facilities will continue to emphasize those outpatient services that can be provided on a quality, cost-effective basis and that we believe will experience increased demand. The patient volumes and net operating revenues at our hospitals and our outpatient surgery centers are subject to seasonal variations caused by a number of factors, including, but not necessarily limited to, seasonal cycles of illness, climate and weather conditions, vacation patterns of both patients and physicians and other factors relating to the timing of elective procedures.

     In addition, inpatient care is increasingly incorporating sub-acute care, where a less-intensive level of care is necessary. We have been proactive in the development of a variety of sub-acute inpatient services to utilize a portion of our unused capacity. By offering cost-effective sub-acute services in appropriate circumstances, we are able to provide a continuum of care where the demand for such services exists. For example, some of our hospitals have developed rehabilitation units. These units utilize less intensive staffing levels with corresponding lower costs to provide the range of services sought by payors.

SOURCES OF REVENUE

     We receive payment for patient services from

     - the federal government primarily under the Medicare program,

     - state governments under their respective Medicaid programs,

     - Health Maintenance Organizations,

     - Preferred Provider Organizations,

     - other private insurers, and

     - directly from patients.

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

     The approximate percentages of net patient revenues from continuing operations of our facilities from these sources during the periods specified below were as follows:

                                                    1997     1998     1999     2000
                                                    -----    -----    -----    -----
Medicare..........................................   37.8%    35.8%    31.5%    29.6%
Medicaid..........................................    8.6      6.9      6.7      5.8
Private Payors....................................   53.6     57.3     61.8     64.6
                                                    -----    -----    -----    -----
          Total...................................  100.0%   100.0%   100.0%   100.0%
                                                    =====    =====    =====    =====

-------------------------

Note: Data for 1997 and 1998 is for the twelve months ended December 31 for the Paracelsus hospitals and is for the twelve months ended May 31 for Tenet hospitals; data for 1999 is for the nine months ended September 30 for the Paracelsus hospitals and is for the nine months ended August 31 for Tenet hospitals; data for 2000 is for the three months ended December 31, 1999 for IASIS and is for the period October 1, 1999 through October 15, 1999 for the Tenet hospitals. Statistics do not include Health Choice.

     Medicare is a federal program that provides hospital and medical insurance benefits to persons age 65 and over, some disabled persons and persons with end-stage renal disease. Medicaid programs are jointly funded by federal and state governments and are administered by states under an approved plan which provides hospital benefits to qualifying individuals who are unable to afford care. All of our hospitals are certified as providers of Medicare and Medicaid services. Amounts received under the Medicare and Medicaid programs are generally significantly less than the hospital's customary charges for the services provided.


     Private payors include Health Maintenance Organizations, Preferred Provider Organizations, private insurance companies, employers and individual private payors. Most of our hospitals offer discounts from established charges to private payors if they are large group purchasers of healthcare services. These discount programs limit our ability to increase charges in response to increasing costs. For more information on managed care programs, see
"-- Competition" below. Patients are generally not responsible for any difference between customary hospital charges and amounts reimbursed for such services under Medicare, Medicaid, some private insurance plans, Health Maintenance Organizations or Preferred Provider Organizations, but are responsible for services not covered by these plans, exclusions, deductibles or co-insurance features of their coverage. The amount of such exclusions, deductibles and co-insurance has generally been increasing each year. Collecting amounts due from individual patients is typically more difficult than collecting from governmental or private payors. For more information on the reimbursement programs on which our revenues are dependent, see "-- Reimbursement; Regulation" on pages 90 to 93.


COMPETITION

     Our facilities and related businesses operate in competitive environments. A number of factors affect our competitive position within a geographic area, including:

     - the scope, breadth and quality of services;

     - number, quality and specialties of physicians, nurses and other healthcare professionals;

     - reputation;

     - managed care contracting relationships; physical condition of facilities and medical equipment;

     - location; parking or proximity to public transportation;

     - ability to form local hospital networks;

     - tenure in the community; and

     - charges for services.

     We currently face competition from established, not-for-profit healthcare corporations. In the future, we expect to encounter increased competition from companies, like ours, that consolidate hospitals and healthcare companies in specific geographic markets. Continued consolidation will be a leading contributing factor to increased competition in markets in which we already have a presence and in markets we wish to penetrate.

     One factor in the competitive position of a hospital is the number and quality of physicians affiliated with the hospital. In large part, a hospital's revenues, whether from managed care payors, traditional health insurance payors or directly from patients, depend on the quality and scope of physicians' practices associated with the hospital. Physicians refer patients to hospitals on the basis of the quality of services provided by the hospital, the quality of the medical staff and employees affiliated with the hospital, the quality and age of the hospital's facilities and equipment, and the hospital's location. We intend to retain and recruit physicians by equipping our hospitals with technologically advanced equipment, sponsoring training programs to educate physicians on advanced medical procedures and creating an environment within which physicians prefer to practice. While physicians may terminate their association with a hospital operated by us at any time, our hospitals seek to retain physicians of varied specialities on the hospitals' medical staffs and to recruit other qualified physicians. Accordingly, we strive to maintain and improve the level of care at our hospitals, uphold ethical and professional standards and provide quality facilities, equipment, employees and services for physicians and their patients.

     Another factor in the competitive position of a hospital is the ability of its management to negotiate service contracts with purchasers of group healthcare services. The importance of obtaining managed care contracts has increased over the years and is expected to continue to increase as employers, private and government payors and others turn to the use of managed care in an attempt to control rising healthcare costs. The revenues and operating results of most of our hospitals are significantly affected by the hospitals' ability to negotiate favorable contracts with managed care payors. Health Maintenance Organizations and Preferred Provider Organizations use managed care contracts to direct patients to, and manage the use of, hospital services in exchange for discounts from the hospitals' established charges. Employers and traditional health insurers are also increasingly interested in containing costs through similar contracts with hospitals. The importance of obtaining contracts with managed care organizations varies from market to market, depending on the market strength of such organizations.

     An additional competitive factor is whether the hospital is part of a local hospital network and, if so, the scope and quality of services offered by the network and by competing networks. A hospital that is part of a network that offers a broad range of services in a wide geographic area is more likely to obtain managed care contracts than a hospital that is not. We intend to evaluate changing circumstances in each geographic area on an ongoing basis and to position ourselves to compete in the managed care market by forming our own, or joining with others to form, local hospital networks.

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


     State Certificate of Need laws, which place limitations on a hospitals' ability to expand hospital services and add new equipment, also may have the effect of restricting competition. The application process for approval of covered services, facilities, changes in operations and capital expenditures is highly competitive. In those states which have no Certificate of Need laws or which set relatively high thresholds before expenditures become reviewable by state authorities, competition in the form of new services, facilities and capital spending may be more prevalent. Florida is the only state in which we currently operate that requires compliance with Certificate of Need laws. For more information on regulation and Certificate of Needs, see "-- Government Regulations and Other Factors" beginning on page 93.


     The hospital industry and our hospitals continue to have significant unused capacity. Inpatient utilization, average lengths of stay and average inpatient occupancy rates continue to be negatively affected by pre-authorization and utilization review as well as payment mechanisms to maximize outpatient and alternative healthcare delivery services for less acutely ill patients. We expect admissions constraints, payor pressures and increased competition to continue. We will endeavor to meet these challenges by expanding our facilities' outpatient services, offering appropriate discounts to private payor groups, upgrading facilities and equipment, and offering new programs and services.

     One element of our business strategy is expansion through the acquisition of general, acute care hospitals in growing markets. The competition to acquire hospitals is significant, and we cannot assure you that suitable acquisitions, for which other healthcare companies, including those with greater financial resources than ours, may be competing, will be available to us. The acquiror will often be selected for a variety of reasons and not exclusively on the basis of price. We believe that our strategic goals align our interests with those of the local communities served by our hospitals. We also believe that our commitment to maintaining the local availability of healthcare services, together with the reputation of our hospitals for providing market specific, high quality healthcare, our focus on physician recruiting and retention, our management's operating experience, and our direct access to capital will enable us to compete successfully for acquisitions.

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PROPERTIES

     The following table lists the facilities we acquired by means of the recapitalization and the Tenet acquisition:

                                                                              LICENSED
HOSPITALS                                              CITY          STATE      BEDS
---------                                        ----------------    -----    --------
  Davis Hospital and Medical Center............  Layton               UT        126
  Jordan Valley Hospital.......................  West Jordan          UT         50
  Pioneer Valley Hospital......................  West Valley City     UT        139
  Salt Lake Regional Medical Center............  Salt Lake City       UT        200
  Rocky Mountain Medical Center (1)............  Salt Lake City       UT        120
  Mesa General Hospital Medical Center.........  Mesa                 AZ        143
  St. Luke's Medical Center (2)................  Phoenix              AZ        350
  Tempe St. Luke's Hospital....................  Tempe                AZ        106
  Memorial Hospital of Tampa...................  Tampa                FL        174
  Palms of Pasadena Hospital...................  St. Petersburg       FL        307
  Town & Country Hospital......................  Tampa                FL        201
  Mid-Jefferson Hospital.......................  Nederland            TX        138
  Odessa Regional Hospital.....................  Odessa               TX        100
  Park Place Medical Center....................  Port Arthur          TX        244
  Southwest General Hospital...................  San Antonio          TX        286
OTHER OPERATIONS
----------------
  Davis Surgical Center........................  Layton               UT         --
  Sandy City ASC...............................  West Jordan          UT         --
  Biltmore Surgery Center......................  Phoenix              AZ         --
  Metro Surgery Center.........................  Mesa                 AZ         --
  Health Choice of Arizona.....................  Phoenix              AZ         --

-------------------------


(1) Rocky Mountain Medical Center, formerly named PHC Regional Hospital and Medical Center, has been closed since June 1997 and is scheduled to reopen during the first quarter of 2000. See "Liquidity and Capital Resources" beginning on page 73.


(2) Includes St. Luke's Behavioral Health Center.

     Medical office buildings also are operated in conjunction with our hospitals. These office buildings are primarily occupied by physicians who practice at our hospitals.

     Our headquarters are located in Franklin, Tennessee. We also have a division office in Salt Lake City, Utah.

     Our hospitals and other facilities are suitable for their respective uses and are, in general, adequate for our present needs.

EMPLOYEES AND MEDICAL STAFF

     We have approximately 7,000 employees, including approximately 900 part-time employees. None of our employees is subject to collective bargaining agreements. We consider our employee relations to be good. While some of our hospitals experience union organizing activity from time to time, we do not expect such efforts to materially adversely affect our future operations. Our hospitals, like most hospitals, have had labor costs rise faster than the general inflation rate. There can be no assurance as to future availability and cost of qualified medical personnel.

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     Our hospitals are staffed by licensed physicians who have been admitted to the medical staff of our individual hospitals. Any licensed physician may apply to be admitted to the medical staff of any of our hospitals, but admission to the staff must be approved by the hospital's medical staff and the appropriate governing board of the hospital in accordance with established credentialing criteria. With exceptions, physicians generally are not employees of our hospitals. However, some physicians provide services in our hospitals in exchange for a fair market value fee.

REGULATORY COMPLIANCE PROGRAM

     Our policy is to conduct our business with integrity and in compliance with the law. Under separate license agreements, we plan to use the compliance programs and corresponding policies and procedures of Tenet Healthcare Corporation and Paracelsus Healthcare Corporation for a limited period of time following consummation of the transactions until such time as we adopt our own compliance program. Our compliance program will focus on all areas of regulatory compliance, including physician relationships, reimbursement and cost reporting practices and laboratory operations.

     We intend for this regulatory compliance program to ensure that we maintain high standards of conduct in the operation of our business and that we implement policies and procedures so that employees act in full compliance with all applicable laws, regulations and company policies. Under the regulatory compliance program, we intend to provide initial and periodic legal compliance and ethics training to every employee, review various areas of our operations, and develop and implement policies and procedures designed to foster compliance with the law. The program will also include a mechanism for employees to report, without fear of retaliation, any suspected legal or ethical violations to their supervisors or designated compliance officers in our hospitals. We will regularly monitor our ongoing compliance efforts.

LEGAL PROCEEDINGS

     We will be, from time to time, subject to claims and suits arising in the ordinary course of business, including claims for damages for personal injuries, medical malpractice, breach of management contracts, or for wrongful restriction of or interference with physicians' staff privileges. In a number of these actions, plaintiffs request punitive or other damages that may not be covered by insurance. We are currently not a party to any proceeding which, in management's opinion, would have a material adverse effect on our business, financial condition or results of operations.

REIMBURSEMENT; REGULATION

MEDICARE

     Under the Medicare program, acute care hospitals receive reimbursement under a prospective payment system for inpatient hospital services. Currently, hospitals exempt from prospective payment system methodology, include psychiatric, long-term care and rehabilitation hospitals. Specially designated psychiatric or rehabilitation units that are distinct parts of an acute care hospital and that meet Health Care Financing Administration criteria for exemption are reimbursed on a reasonable cost-based system, subject to cost limits. Under the Balanced Budget Act, prospective payment system-exempt hospitals and hospital units may receive reduced reimbursement. For inpatient rehabilitation services, a prospective payment system methodology is to be phased in between October 1, 2000 and October 1, 2002.

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

     Under current hospital prospective payment system, predetermined payment amounts per inpatient discharge are established based on the patient's assigned diagnosis related group. This diagnosis related group classifies categories of illnesses according to the estimated intensity of hospital resources necessary to furnish care for each principal diagnosis. The diagnosis related group rates have been established for acute care hospitals participating in the Medicare program and are based upon a statistically normal distribution of severity. When treatments for patients fall well outside the normal distribution, providers may request and receive additional payments, known as outliers. The diagnosis related group payments do not consider a specific hospital's actual costs but are adjusted for geographic area wage differentials.

     The diagnosis related group rates are updated and re-calibrated annually and have been affected by several recent federal enactments. The index used to adjust the diagnosis related group rates, known as the "market basket index," gives consideration to the inflation experienced by hospitals and entities outside of the healthcare industry in purchasing goods and services. However, for several years the percentage increases to the diagnosis related group rates have been lower than the percentage increases in the costs of goods and services purchased by hospitals. The diagnosis related group rates are adjusted each federal fiscal year. We anticipate that future legislation may decrease the future rate of increase for diagnosis related group payments, but we are unable to predict the amount of the reduction.

     Outpatient services provided at general, acute care hospitals typically are reimbursed by Medicare at the lower of customary charges or reasonable costs, subject to additional limits on the reimbursement of outpatient services. The Balanced Budget Act contains provisions that affect outpatient hospital services, including a requirement that the Health Care Financing Administration develop an outpatient prospective payment system to begin January 1, 1999. While proposed regulations were published in September 1998, there have been delays due to year 2000 operational factors, among other issues. Therefore, implementation of outpatient prospective payment system has been delayed until after January 1, 2000 and we anticipate even further delays. We are not able to predict the effect, if any, that the new payment system will have on our business, financial conditions or results of operations. After the fee schedule is established for this new system, the fee schedule is to be updated by the market basket minus 1.0% for each of the federal fiscal years 2000 through 2002. Similarly, effective January 1, 1999, therapy services rendered by hospitals to outpatients and inpatients not reimbursed by Medicare Part A are reimbursed according to the Medicare physician fee schedule.

     Medicare has historically reimbursed skilled nursing units within hospitals on the basis of actual costs, subject to limits. The Balanced Budget Act requires the establishment of a prospective payment system for Medicare skilled nursing units, under which units will be paid a federal per diem rate for virtually all covered services. The new payment system is being phased in over three cost reporting periods, starting with cost reporting periods beginning on or after July 1, 1998. The impact of the new payment system has generally been to significantly reduce reimbursement for skilled nursing services, which has led many hospitals to close such units. We will closely monitor and evaluate the few remaining skilled nursing units in our hospitals and related facilities to determine whether it is feasible to continue to offer such services under the new reimbursement regime.

MEDICAID

     Medicaid programs are jointly funded by federal and state governments and are administered by states under an approved plan. State Medicaid programs may use a

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prospective payment system, cost-based or other payment methodology for hospital services. Medicaid programs are required to take into account and make payments to hospitals serving disproportionate numbers of low income patients with special needs. Medicaid reimbursement often is less than a hospital's cost of services. The federal government and many states are currently considering significant reductions in the level of Medicaid funding while at the same time expanding Medicaid benefits which could adversely affect future levels of Medicaid reimbursements received by our hospitals.

     On November 27, 1991, Congress enacted the Medicaid Voluntary Contribution and Provider-Specific Tax Amendments of 1991, which limit the amount of voluntary contributions and provider-specific taxes that can be used by states to fund Medicaid and require the use of broad-based taxes for such funding. As a result of the enactment of these amendments, some of the states in which we operate have adopted broad-based provider taxes to fund their Medicaid programs. The impact of these new taxes upon us has not been materially adverse. However, we cannot predict whether any additional broad-based provider taxes will be adopted by the states in which we operate and, accordingly, we are not able to assess the effect of such additional taxes on our results of operations or financial position.

ANNUAL COST REPORTS

     All hospitals participating in the Medicare and Medicaid programs, whether paid on a reasonable cost basis or under a prospective payment system, are required to meet specific financial reporting requirements. Federal regulations require submission of annual cost reports identifying medical costs and expenses associated with the services provided by each hospital to Medicare beneficiaries and Medicaid recipients. Annual cost reports required under the Medicare and Medicaid programs are subject to routine audits, which may result in adjustments to the amounts ultimately determined to be due to us under these reimbursement programs. The audit process, particularly in the case of Medicaid, takes several years to reach the final determination of allowable amounts under the programs. Providers also have the right of appeal, and it is common to contest issues raised in audits of prior years' reports.

     Although we are not aware of any investigations of cost reports, many cost reports of our facilities are still open. If we, or any of our facilities, are found to be in violation of federal or state laws relating to Medicare, Medicaid or similar programs, we and our facilities could be subject to substantial monetary fines, civil and criminal penalties and exclusion from participation in the Medicare and Medicaid programs. Any such sanctions could have a material adverse effect on our financial position and results of operations.

MANAGED CARE


     Pressures to control the cost of healthcare services have resulted in increases to the percentage of admissions and net revenues attributable to managed care payors. The percentage of our admissions attributable to managed care payors has increased in recent years. We expect that the trend toward increasing percentages related to managed care payors will continue in the future. We generally receive lower payments from managed care payors than from traditional commercial/indemnity insurers; however, as part of our business strategy, we intend to take steps to improve our managed care position. For a more detailed discussion of this strategy, see "Business Strategy" beginning on page 81.


COMMERCIAL INSURANCE

     Our hospitals provide services to some individuals covered by traditional private healthcare insurance. Private insurance carriers make direct payments to hospitals or, in

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

some cases, reimburse their policy holders, based upon the particular hospital's established charges and the particular coverage provided in the insurance policy.

     Commercial insurers are continuing efforts to limit the payments for hospital services by adopting discounted payment mechanisms, including prospective payment or diagnosis related group-based payment systems, for more inpatient and outpatient services. To the extent that these efforts are successful, hospitals will receive reduced levels of reimbursement which may have a negative impact on operating results.

GOVERNMENT REGULATION AND OTHER FACTORS

LICENSURE, CERTIFICATION AND ACCREDITATION

     Healthcare facility construction and operation is subject to federal, state and local regulations relating to the adequacy of medical care, equipment, personnel, operating policies and procedures, fire prevention, rate-setting and compliance with building codes and environmental protection laws. Our facilities are also subject to periodic inspection by governmental and other authorities to assure continued compliance with the various standards necessary for licensing and accreditation. We believe that all of our operating healthcare facilities are properly licensed under appropriate state laws. All of our operating hospitals are certified under the Medicare program and are accredited by the Joint Commission on Accreditation of Healthcare Organizations, the effect of which is to permit the facilities to participate in the Medicare and Medicaid programs. We will seek to have Rocky Mountain Medical Center, formerly named PHC Regional Hospital and Medical Center, accredited upon reopening. Should any facility lose its accreditation by this Joint Commission, or otherwise lose its certification under the Medicare program, the facility would be unable to receive reimbursement from the Medicare and Medicaid programs. We intend to conduct our operations in compliance with current applicable federal, state, local and independent review body regulations and standards. The requirements for licensure, certification and accreditation are subject to change and, in order to remain qualified, we may need to effect changes in our facilities, equipment, personnel and services.

CERTIFICATES OF NEED

     In some states, the construction of new facilities, the acquisition of existing facilities and the addition of new beds or services may be subject to review by state regulatory agencies under a Certificate of Need program. Florida is the only state in which we currently operate that requires approval under a Certificate of Need program. These laws generally require appropriate state agency determination of public need and approval prior to the addition of beds or services or other capital expenditures. Failure to obtain necessary state approval can result in the inability to expand facilities, add services, complete an acquisition or change ownership. Further, violation may result in the imposition of civil sanctions or the revocation of a facility's license.

UTILIZATION REVIEW

     Federal law contains numerous provisions designed to ensure that services rendered by hospitals to Medicare and Medicaid patients meet professionally recognized standards, are medically necessary and that claims for reimbursement are properly filed. These provisions include a requirement that a sampling of admissions of Medicare and Medicaid patients must be reviewed by peer review organizations, which review the appropriateness of Medicare and Medicaid patient admissions and discharges, the quality of care provided, the validity of diagnosis related group classifications and the appropriateness of cases of extraordinary length of stay or cost. Peer review organizations may deny payment for

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services provided, may assess fines and also have the authority to recommend to the Department of Health and Human Services that a provider which is in substantial noncompliance with the standards of the peer review organization be excluded from participation in the Medicare program. Most nongovernmental managed care organizations require utilization review.

FEDERAL HEALTHCARE PROGRAM REGULATIONS AND FRAUD AND ABUSE

     Participation in any federal healthcare program, like Medicare, is heavily regulated. If a hospital provider fails substantially to comply with the numerous conditions of participation in the Medicare or Medicaid program or performs specific prohibited acts, such hospital's participation in the Medicare program may be terminated or civil or criminal penalties may be imposed upon it under provisions of the Social Security Act.

     Among these regulations are the antikickback, antifraud and abuse amendments codified under Section 1128B(b) of the Social Security Act which prohibit providers and others from soliciting, receiving, offering or paying, directly or indirectly, any remuneration in return for the referral for a service or item covered by a federal healthcare program or ordering any covered services or item. Violations of this statute constitute a felony and can result in imprisonment or fines, civil penalties up to $50,000, damages up to three times the total amount of remuneration and exclusion from participation in federal health care programs, including Medicare and Medicaid.

     Congress authorized the Office of the Inspector General to publish regulations which outline categories of activities that would be deemed not to violate the antikickback regulations. The Office of the Inspector General has published final safe harbor regulations aimed at protecting some activities from prosecution under the antikickback regulations. Currently there are safe harbors for various activities, including but not limited to

     - investment interests,

     - space rental,

     - equipment rental,

     - personal services and management contracts,

     - sale of practice,

     - referral services,

     - warranties,

     - discounts,

     - employees,

     - group purchasing organizations,

     - waiver of beneficiary coinsurance and

     - deductible amounts and managed care arrangements.

     The fact that a conduct or a given business arrangement does not fall within a safe harbor does not automatically render the conduct or business arrangement illegal under the antikickback regulations. The conduct and business arrangements, however, do risk increased scrutiny by government enforcement authorities. We may be less willing than some of our competitors to enter into conduct or business arrangements that do not clearly satisfy the safe harbors. As a result, this unwillingness may put us at a competitive disadvantage.

     The Health Insurance Portability and Accountability Act enacted a criminal provision for healthcare fraud offenses which applies to all health benefit programs, whether or not they are reimbursed under a federal program. This act also created new enforcement

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mechanisms to combat fraud and abuse, including the Medicare Integrity program as well as an incentive program under which individuals can receive up to $1,000 for providing information on Medicare fraud and abuse that leads to the recovery of at least $100 of Medicare funds. In addition, federal enforcement officials now have the ability to exclude from Medicare and Medicaid any investors, officers and managing employees associated with business entities that have committed health care fraud, even if the investor, officer or employee had no knowledge of the fraud. It also establishes a new violation for the payment of inducements to Medicare or Medicaid beneficiaries in order to influence those beneficiaries to order or receive services from a particular provider or practitioner. The Balanced Budget Act also allows civil monetary penalties to be imposed on a provider contracting with individuals or entities that the provider knows or should know is excluded from a federal healthcare program.

     The Office of the Inspector General at the Department of Health and Human Services, among other regulatory agencies, is responsible for identifying and eliminating fraud, abuse and waste, as well as promoting efficiency in the Department of Health and Human Services departmental operations. The Office of the Inspector General carries out this mission through a nationwide program of audits, investigations and inspections. In order to provide guidance to healthcare providers, the Office of the Inspector General has from time to time issued "fraud alerts" which, although they do not have the force of law, identify features of transactions which may indicate that the transaction could violate the antikickback regulations or other federal healthcare laws.

     Section 1877 of the Social Security Act, commonly known as the "Stark Law," prohibits referrals of Medicare and Medicaid patients by physicians to entities with which the physician has a financial relationship and which provide "designated health services" which are reimbursable by Medicare. "Designated health services" include, among other things, clinical laboratory services, physical and occupational therapy services, radiology services, durable medical equipment, home health services and inpatient and outpatient hospital services. Sanctions for violating the Stark Law include civil money penalties up to $15,000 per prohibited service provided, assessments equal to twice the dollar value of each such service provided and exclusion from the federal healthcare programs. There are a number of exceptions to the self-referral prohibition, including an exception for physician's ownership interest in the entire hospital to which the physician refers patients.

     Proposed regulations implementing the Stark Law have not been implemented, although final regulations dealing with an earlier version of the Stark Law, which dealt exclusively with clinical laboratory services rather than designated health services, have been in effect since 1995. We cannot predict the final form that these regulations will take or the effect that the final regulations will have on us.

     We provide financial incentives to recruit physicians into the communities serviced by our hospitals, including loans and minimum revenue guarantees. On occasion, we enter into different types of financial relationships with physicians, including but not limited to, recruitment incentives given to new or relocating physicians where a need for a physician exists, employment agreements, medical director agreements and lease agreements. We believe that our arrangements with physicians have been structured in an attempt to comply with current law. The Department of Health and Services has adopted a safe harbor against antikickback regulations for some physician recruitment, however, some of these arrangements do not expressly meet requirements for safe harbor protection under the antikickback regulations. We cannot assure you that regulatory authorities who enforce these laws will not determine that these financial arrangements violate the antikickback regulations or other applicable laws. This determination could subject us to liabilities under

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the Social Security Act, including criminal penalties, civil monetary penalties and/or exclusion from participation in Medicare, Medicaid or other federal healthcare programs, any of which could have a material adverse effect on the business, financial condition or results of our operations.

     Evolving interpretations of current, or the adoption of new, federal or state laws or regulations could affect many of the arrangements entered into by each of our hospitals. Law enforcement authorities, including the Office of the Inspector General, the courts and Congress are increasing scrutiny of arrangements between healthcare providers and potential referral sources to ensure that the arrangements are not designed as a mechanism to exchange remuneration for patient care referrals and opportunities. Investigators also have demonstrated a willingness to look behind the formalities of a business transaction to determine the underlying purpose of payments between healthcare providers and potential referral sources.

     The Social Security Act also imposes criminal and civil penalties for submitting false claims to Medicare and Medicaid. False claims include, but are not limited to, billing for services not rendered, misrepresenting actual services rendered in order to obtain higher reimbursement and cost report fraud. Like the antikickback regulations, this statute is very broad. Careful and accurate preparation and submission of claims for reimbursement must be performed in order to avoid liability under the false claims statutes.

     Many of the states in which we operate also have adopted, or are considering adopting, laws that prohibit payments to physicians in exchange for referrals similar to the antikickback regulations, some of which apply regardless of the source of payment for care. These statutes typically provide criminal and civil penalties as well as loss of licensure. Many states also have passed self-referral legislation similar to the Stark Law, prohibiting the referral of patients to entities with which the physician has a financial relationship regardless of the source of payment for care. Little precedent exists for the interpretation or enforcement of these state laws.

THE FEDERAL FALSE CLAIMS ACT

     Another trend impacting the healthcare industry today is the increased use of the federal False Claims Act, and, in particular, actions being brought by individuals on the government's behalf under the False Claims Act whistleblower provisions. Whistleblower provisions allow private individuals to bring actions on behalf of the government alleging that the defendant has defrauded the federal government. If the government intervenes in the action and prevails, the party filing the initial complaint may share in any settlement or judgment. If the government does not intervene in the action, the whistleblower plaintiff may pursue the action independently.

     When a defendant is determined to be liable under the False Claims Act, it must pay three times the actual damages sustained by the government, plus mandatory civil penalties of between $5,000 to $10,000 for each separate false claim. There are many potential bases for liability under the False Claims Act. Liability often arises when an entity knowingly submits a false claim for reimbursement to the United States government. The False Claims Act defines the term "knowingly" broadly. Thus, although simple negligence will not give rise to liability under the False Claims Act, submitting a claim with reckless disregard to its truth or falsity constitutes "knowing" submission under the False Claims Act and, therefore, will qualify for liability. From time to time, companies in the healthcare industry, including ours, may be subject to these types of actions. We are unable to predict the impact of such actions.

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CORPORATE PRACTICE OF MEDICINE/FEE SPLITTING

     Some of the states in which we operate have laws that prohibit unlicensed persons or business entities, including corporations, from employing physicians or laws that prohibit direct or indirect payments or fee-splitting arrangements between physicians and unlicensed persons or business entities. Possible sanctions for violations of these restrictions include loss of a physician's license, civil and criminal penalties and rescission of business arrangements which may violate these restrictions. These statutes vary from state to state, are often vague and have seldom been interpreted by the courts or regulatory agencies. Although we exercise care to structure our arrangements with healthcare providers to comply with the relevant state law, and believe these arrangements comply with applicable laws in all material respects, we cannot assure you that governmental officials charged with responsibility for enforcing these laws will not assert that we, or transactions in which we are involved, are in violation of such laws, or that such laws ultimately will be interpreted by the courts in a manner consistent with our interpretations.

THE EMERGENCY MEDICAL TREATMENT AND ACTIVE LABOR ACT

     The federal Emergency Medical Treatment and Active Labor Act was adopted by Congress in response to reports of a widespread hospital emergency room practice of "patient dumping." At the time of the enactment, patient dumping was considered to have occurred when a hospital capable of providing the needed care sent a patient to another facility or simply turned the patient away based on such patient's inability to pay for his or her care. The law imposes requirements upon physicians, hospitals and other facilities which provide emergency medical services. Such requirements pertain to what care must be provided to anyone who comes to such facilities seeking care before they may be transferred to another facility or otherwise denied care. Sanctions, which may be imposed on a physician, hospital or other facility failing to fulfill these requirements, include termination of a hospital's Medicare provider agreement, exclusion of a physician from participation in Medicare and Medicaid programs and civil money penalties. In addition, the law creates private civil remedies which enable

     (1) an individual who suffers personal harm as a direct result of a violation of the law and

     (2) a medical facility that suffers a financial loss as a direct result of another participating hospital's violation of the law to sue the offending hospital for damages and equitable relief.

One hospital was notified by the Health Care Financing Administration that it had violated the requirements of the Emergency Medical Treatment and Active Labor Act prior to our ownership of the hospitals. The hospital submitted a plan of correction to the Health Care Financing Administration and it is not anticipated that there will be any material adverse consequences resulting from the violation. In addition, one of our hospitals in Utah recently was inspected in connection with an allegation of a potential violation of the Emergency Medical Treatment and Active Labor Act and subsequently received a preliminary determination letter from the Health Care Financing Administration asserting violations of the Emergency Medical Treatment and Active Labor Act. The hospital has conducted its own internal investigation related to this matter and is preparing its written response. Although we believe that our practices are otherwise in compliance with the law, we can give no assurance that governmental officials responsible for enforcing the law will not assert that this or other of our facilities are in violation of these laws.

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HEALTHCARE REFORM

     The healthcare industry attracts much legislative interest and public attention. Changes in the Medicare, Medicaid and other programs, hospital cost-containment initiatives by public and private payors, proposals to limit payments and healthcare spending and industry-wide competitive factors are highly significant to the healthcare industry. In addition, a framework of extremely complex federal and state laws, rules and regulations governs the healthcare industry and, for many provisions, there is little history of regulatory or judicial interpretation to rely on.

     The Balanced Budget Act has the effect of reducing payments to hospitals and other healthcare providers under the Medicare and Medicaid programs. This has had, and we expect it to continue to have, an impact on our revenues under the Medicare and Medicaid programs. In addition, there continue to be federal and state proposals that would, and actions that do, impose more limitations on payments to providers like ourselves and proposals to increase co-payments and deductibles from patients.

     Many states have enacted or are considering enacting measures that are designed to reduce their Medicaid expenditures and to change private healthcare insurance. Various states have applied, or are considering applying, for a federal waiver from current Medicaid regulations to allow them to serve some of their Medicaid participants through managed care providers.

     We are unable to predict the future course of federal, state or local healthcare legislation. Further changes in the law or regulatory framework that reduce our revenues or increase our costs could have a material adverse effect on our business, financial condition or results of operations.

CONVERSION LEGISLATION

     Many states have enacted or are considering enacting laws affecting the conversion or sale of not-for-profit hospitals. These laws, in general, include provisions relating to attorney general approval, advance notification and community involvement. In addition, state attorneys general in states without specific conversion legislation may exercise authority over these transactions based upon existing law. In many states, there has been an increased interest in the oversight of not-for-profit conversions. The adoption of conversion legislation and the increased review of not-for-profit hospital conversions may increase the cost and difficulty or prevent the completion of transactions with not-for-profit organizations in various states in the future.

HEALTHCARE INDUSTRY INVESTIGATIONS

     Significant media and public attention recently has focused on the hospital industry. There are numerous ongoing federal and state investigations regarding multiple issues including but not limited to cost reporting and billing practices relating to clinical laboratory test claims and home health agency costs, physician recruitment practices, and physician ownership of healthcare providers and joint ventures with hospitals. We have substantial Medicare, Medicaid and other governmental billings, which in itself could result in heightened scrutiny of our operations. We continue to monitor these and all other aspects of our business and have developed a compliance program to assist us in gaining comfort that our business practices are consistent with current industry standards. However, because the law in this area is complex and constantly evolving, we cannot assure you that government investigations will not result in interpretations that are inconsistent with industry practices, including ours. In public statements surrounding

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current investigations, governmental authorities have taken positions on a number of issues, including some for which little official interpretation previously has been available, that appear to be inconsistent with practices that have been common within the industry and which previously have not been challenged in this manner. In some instances, government investigations that have in the past been conducted under the civil provisions of federal law may now be conducted as criminal investigations.

     Many current healthcare investigations are national initiatives in which federal agencies target an entire segment of the healthcare industry. One example is the federal government's initiative regarding hospital providers' improper requests for separate payments for services rendered to a patient on an outpatient basis within three days prior to the patient's admission to the hospital, where reimbursement for such services is included as part of the reimbursement for services furnished during an inpatient stay. In particular, the government has targeted all hospital providers including several of our hospitals to ensure conformity with this reimbursement rule. Another example involves the federal government's initiative regarding healthcare providers "unbundling" and separately billing for laboratory tests that should have been billed as a "bundled unit." The federal government has also launched a national investigative initiative targeting the billing of claims for inpatient services related to bacterial pneumonia, as the government has found that many hospital providers have attempted to bill for pneumonia cases under more complex and expensive reimbursement codes, such as diagnosis related groups codes. We are aware that prior to our ownership of them various of the acquired hospitals were contacted in relation to certain government initiatives which were targeted at an entire segment of the healthcare industry. While we take the position that, under the terms of the agreements pursuant to which we acquired these hospitals, the prior owners retained any liability resulting from these government initiatives, we cannot assure you that the prior owners' resolution of these matters, in the event that any resolution was deemed necessary, will not have an effect on our operations.

     We cannot assure you that governmental entities will not initiate similar investigations in the future at hospitals operated by us and that such investigations will not result in significant penalties to us. In some instances, indemnity insurers and other non-governmental payors of hospitals under investigation or the subject of litigation have sought repayment from hospitals for alleged wrongful conduct that was identified by government attorneys or investigators. These insurers and other non-government payors may not have had any more information than their review of the government's investigation or court actions. Therefore, governmental investigation of us or entities with whom we do business could result in adverse publicity concerning us and could limit our ability to make acquisitions.

     The positions taken by authorities in the current investigations or any future investigations of us or other providers and the liabilities or penalties that may be imposed could have a material adverse effect on our business, financial condition or results of operations.

ENVIRONMENTAL MATTERS

     We are subject to various federal, state and local laws and regulations relating to environmental protection. Our hospitals are not highly regulated under environmental laws since we do not engage in any industrial activities at those locations. The principal environmental requirements and concerns applicable to our operations relate to the proper handling and disposal of small quantities of hazardous and low level medical radioactive waste, the ownership or historical use of underground and above-ground storage tanks at

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

some locations, the management of potential past and future impacts from leaks of hydraulic fluid or oil associated with elevators, chiller units or incinerators, the appropriate management of asbestos-containing materials present or likely to be present at some locations, and the potential acquisition of or maintenance of air emission permits for boilers or other equipment. We do not expect the matters discussed above and our compliance with environmental laws and regulations to have a material impact on our capital expenditures, earnings or competitive position. We cannot assure you, however, that additional environmental issues relating to presently known or unknown matters will not require investigation, assessment or expenditures. In addition, future events, such as changes in existing laws and regulations or their interpretation and the approach of other compliance deadlines may or will give rise to additional compliance costs or liabilities. Compliance with more stringent laws or regulations, as well as different interpretations of existing laws, may require additional expenditures by us which may be material.

     We also may be subject to requirements related to the remediation of, or the liability for remediation of, substances that have been released to the environment at properties owned or operated by us or at properties where substances were sent for off-site treatment or disposal. These remediation requirements may be imposed without regard to fault, and liability for environmental remediation can be substantial. We have not been notified of any such releases relating to our off-site treatment or disposal of hazardous waste. However, after due inquiry, to the best of our knowledge we are aware that nine of our locations have been or currently are the subject of environmental investigation or remediation, six as a consequence of known or suspected leaks from underground storage tanks, two from a minor leak of hydraulic fluid, and the other from broken battery casings discovered on an undeveloped portion of a site. All remedial activities and significant required expenditures in connection with the cleanup of six of these releases have been made and no additional investigative or remedial activities are expected. With respect to the remaining three locations, we do not expect additional investigations and potential remedial activities to have a material impact on our capital expenditures, earnings or competitive position.

INSURANCE

     As is typical in the healthcare industry, we are subject to claims and legal actions by patients in the ordinary course of business. To cover these claims, we maintain professional malpractice liability insurance and general liability insurance in amounts which we believe to be sufficient for our operations, although some claims may exceed the scope of the coverage in effect. We also maintain umbrella coverage. At various times in the past, the cost of malpractice and other liability insurance has risen significantly. Therefore, we cannot assure you that this insurance will continue to be available at reasonable prices which will allow us to maintain adequate levels of coverage. Any losses incurred in excess of amounts maintained under such insurance will be funded from working capital. We cannot assure you that our cash flow will be adequate to provide for professional and general liability claims in the future.

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

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

     The table below presents information with respect to our directors and executive officers, as of April 5, 2000:

                   NAME                     AGE                    POSITION
                   ----                     ---                    --------
David R. White............................    52    Non-executive Chairman of the Board
C. Wayne Gower............................    52    President, Chief Executive Officer and
                                                    Director
John K. Crawford..........................    41    Executive Vice President, Chief
                                                    Financial Officer and Director
Frank A. Coyle............................    35    Secretary, General Counsel
Linda W. Hischke..........................    55    Division President
Paul S. Levy..............................    52    Director
David Y. Ying.............................    45    Director
Jeffrey C. Lightcap.......................    41    Director
Anthony Grillo............................    44    Director
Ramsey A. Frank...........................    39    Director
Frank J. Rodriguez........................    28    Director
Michael S. Berk...........................    30    Director
Stuart C. McWhorter.......................    31    Director
Jay R. Bloom..............................    44    Director
Robert E. Kiss............................    42    Director

     DAVID R. WHITE has been our non-executive Chairman of the Board of Directors since October 8, 1999. Mr. White is currently President and Chief Executive Officer of LifeTrust, an assisted living company, which he joined in 1998. From 1994 to 1998 Mr. White served as President of the Atlantic Group at Columbia/HCA, where he was responsible for 45 hospitals located in 10 different states. Previously, Mr. White was Executive Vice President and Chief Operating Officer at Community Health Systems, Inc., a for-profit hospital management company that operated approximately 20 acute-care hospitals.


     C. WAYNE GOWER has been our President and Chief Executive Officer since October 8, 1999 and also serves as one of our Directors. From 1998 until 1999, Mr. Gower served as Chief Executive Officer of Iasis Healthcare Corporation, the Tennessee corporation we refer to in this prospectus as the management company. Mr. Gower served as President of Columbia/HCA's Summit Division from 1994 to 1998 with responsibility for 21 hospitals with net revenues in excess of $1.0 billion. During his tenure with Columbia/HCA, Mr. Gower had direct accountability for 30 hospitals which included the acquisition and development of five hospitals. From 1982 to 1993, Mr. Gower served as Group Vice President of Quorum Health Resources, Inc., Senior Vice President of Acquisitions and Development for Community Health Systems, Inc. and Vice President of Operations for Republic Health Corporation. Prior to 1982 Mr. Gower spent seven years in various management and financial capacities at Hospital Affiliates International. Mr. Gower began his career as an auditor with Peat, Marwick and Mitchell.


     JOHN K. CRAWFORD has been our Executive Vice President and Chief Financial Officer since February 1, 2000 and one of our Directors since March 6, 2000. Since 1994, Mr. Crawford served as Executive Vice President and Chief Financial Officer at PhyCor, Inc., a physician management company that went public in 1992. From 1991 to 1994, he served in numerous operating and finance positions at PhyCor. Previously, he was a Senior Manager at KPMG LLP where he served numerous clients with a concentration on start-up and high growth companies.

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


     FRANK A. COYLE has been our Secretary and General Counsel since October 8, 1999. From 1998 until 1999, Mr. Coyle served as Secretary and General Counsel of Iasis Healthcare Corporation, the Tennessee corporation we refer to in this prospectus as the management company. Mr. Coyle served from 1995 to 1998 as Assistant Vice President Development in Physician Services and in-house Development Counsel for Columbia/ HCA. From 1990 to 1995 Mr. Coyle was an attorney with Baker, Worthington, Crossley, Stansberry & Woolf where his work included mergers, acquisitions, securities transactions, not-for-profit representation and formation of Tennessee HMOs.


     LINDA W. HISCHKE has been our Division President for the Utah and Texas markets since October 8, 1999. Prior to joining us, Ms. Hischke served from 1998 to 1999 as President of WYN Associates Healthcare Consulting in Park City, Utah. From 1995 to 1997 Ms. Hischke served as President for the Mountain Division of Columbia/HCA, where she was responsible for hospitals with net revenues in excess of $1.0 billion. Previously she served as a Regional Vice President for HealthTrust in Houston, Texas, where she was responsible for 12 hospitals.

     PAUL S. LEVY has been one of our Directors since October 8, 1999. Mr. Levy is a Senior Managing Director of Joseph Littlejohn & Levy, which he founded in 1988. Mr. Levy serves as a Director of several companies, including Motor Coach Industries International Inc., Hayes Lemmerz International Inc., Builders FirstSource, Inc., Jackson Automotive Group, Inc., Fairfield Manufacturing Company, Inc. and New World Pasta Company.

     DAVID Y. YING has been one of our Directors since October 8, 1999. Mr. Ying is a Senior Managing Director of Joseph Littlejohn & Levy, which he joined in 1997. From 1993 to 1997 Mr. Ying was a Managing Director at Donaldson, Lufkin & Jenrette, Inc., where he was the head of its restructuring department. Mr. Ying serves as a Director of several companies, including Motor Coach Industries International, Inc., Hayes Lemmerz International Inc., Builders FirstSource, Inc. and New World Pasta Company.

     JEFFREY C. LIGHTCAP has been one of our Directors since October 8, 1999. Mr. Lightcap is a Senior Managing Director of Joseph Littlejohn & Levy, which he joined in 1997. From 1993 to 1997 Mr. Lightcap was a Managing Director at Merrill Lynch & Co., Inc., where he was the head of leveraged buyout firm coverage for the mergers and acquisitions group. Mr. Lightcap serves as a Director of several companies, including Motor Coach Industries International Inc., Hayes Lemmerz International Inc., Jackson Automotive Group Inc. and New World Pasta Company.

     ANTHONY GRILLO has been one of our Directors since October 8, 1999. Mr. Grillo is a Senior Managing Director of Joseph Littlejohn & Levy, which he joined in 1999. From 1991 to 1999 Mr. Grillo was a Senior Managing Director at The Blackstone Group, where he was involved with Blackstone's private equity, restructuring and mergers practices. Mr. Grillo serves as a Director of several companies, including Hayes Lemmerz International Inc., Lancer Industries and Littelfuse, Inc.

     RAMSEY A. FRANK has been one of our Directors since October 8, 1999. Mr. Frank is a Senior Managing Director of Joseph Littlejohn & Levy, which he joined in 1999. From 1993 to 1999 Mr. Frank was a Managing Director at Donaldson, Lufkin & Jenrette, where he headed the restructuring group and was a senior member of the leveraged finance group.

     FRANK J. RODRIGUEZ has been one of our Directors since October 8, 1999. Mr. Rodriguez is a Vice President of Joseph Littlejohn & Levy, which he joined in 1995. From 1993 to 1995 Mr. Rodriguez was a member of the Merchant Banking Group at

Donaldson, Lufkin & Jenrette. Mr. Rodriguez serves as a Director of Motor Coach Industries International, Inc. and Jackson Automotive Group.

     MICHAEL S. BERK has been one of our Directors since October 8, 1999. Mr. Berk is a Vice President of Joseph Littlejohn & Levy, which he joined in 1999. From 1997 to 1999 Mr. Berk was an Associate at Frontenac Company, and prior to 1993 served as an Analyst at Wasserstein Perella & Co., Inc.

     STUART C. MCWHORTER has been one of our Directors since October 8, 1999. Mr. McWhorter is founder and principal of Nashville, Tennessee-based Clayton Associates, an advisory and venture capital firm. In January 1996, Mr. McWhorter assisted in the creation of OrthoLink Physicians Corporation, an orthopaedic physician practice management company. At OrthoLink, he served as Vice President of Managed Care and Vice President of Acquisitions until April 1998. From 1993 to 1996 he served as Vice President of Physician and Network Development for Brookwood Medical Center, a 600-bed tertiary hospital system owned by Tenet Healthcare Corporation. Mr. McWhorter is a director for Patriot Medical Technologies, Bytes of Knowledge and Censis Technologies.

     JAY R. BLOOM has been one of our Directors since October 8, 1999. Mr. Bloom is a Managing Director and co-head of the Leveraged Financed Group of CIBC World Markets, a position he has held since August 1995. From 1990 to 1995 Mr. Bloom was a Managing Director of the Argosy Group L.P. Mr. Bloom serves as a Director of several companies, including Global Crossing Ltd., Consolidated Advisers Limited, L.L.C., Domino's, Inc., Heating Oil Partners, L.P. and Morris Material Handling, Inc.

     ROBERT E. KISS has been one of our Directors since October 8, 1999. Mr. Kiss is a Vice President of J.P. Morgan Investment Management, Inc., the investment management affiliate of J.P. Morgan & Co. Inc., which he joined in 2000. Prior to 2000, Mr. Kiss was with J.P. Morgan Capital Corporation, the private equity investment unit of J.P. Morgan & Co. Inc., which he joined in 1996. Prior to 1996 Mr. Kiss served in various capacities in J.P. Morgan's corporate finance department. Mr. Kiss serves as a Director of Accordant Health Services, Inc.

     Under a stockholders agreement, dated as of October 8, 1999 among IASIS, JLL Healthcare, LLC, Triumph Partners III, L.P. and Triumph III Investors, L.P., which are collectively referred to in this prospectus as the Triumph investment funds, and General Electric Capital Corporation and other stockholders of IASIS, our board of directors is comprised of thirteen members, including ten designees of JLL Healthcare, LLC, the chairman of the board and the chief executive officer. For further information on the stockholders agreement, see "Stockholders Agreement" beginning on page 111.

     Pursuant to the operating agreement of JLL Healthcare, LLC, its designees on the board of directors will include eight designees of Joseph Littlejohn & Levy, one designee of CIBC WMC Inc. and one designee of J.P. Morgan Capital Corporation. Messrs. Levy, Ying, Lightcap, Grillo, Frank, Rodriguez, Berk, McWhorter, Bloom and Kiss serve on the board of directors as designees of JLL Healthcare, LLC.

BOARD OF DIRECTORS

     GENERAL. The board of directors of IASIS manages its business and affairs. Under our by-laws, the IASIS board of directors must consist of not less than three nor more than eighteen members, with the exact number of members being fixed from time to time by our board of directors. Currently, thirteen members comprise our board of directors.

     TERM OF OFFICE OF DIRECTORS. Our directors are elected by the affirmative vote of a plurality of the votes cast by our stockholders at IASIS's annual meeting of stockholders. Once elected, each director serves until the next annual meeting of stockholders and until

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

his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal.

     DIRECTOR COMPENSATION. Directors of IASIS do not receive any compensation for their services. We do, however, reimburse them for travel expenses and other out-of-pocket costs incurred in connection with attendance at board of directors and committee meetings.

     COMMITTEES OF THE BOARD OF DIRECTORS. As permitted by our amended and restated by-laws, IASIS' board of directors has two standing committees: the Audit Committee and the Compensation Committee.

     The Audit Committee currently consists of Messrs. McWhorter, Kiss, Bloom and Ying. The primary purposes of the Audit Committee are to

     - provide objective oversight of the accounting functions and internal controls of IASIS, its subsidiaries and affiliates and

     - ensure the quality and objectivity of our financial statements.

     The Compensation Committee currently consists of Messrs. White, Levy, Lightcap and Rodriguez. The primary purposes of the Compensation Committee are to

     - oversee and maintain the compensation practices of IASIS,

     - establish appropriate incentives to motivate and reward key management employees and

     - oversee the competency and qualification of key management personnel.

EMPLOYMENT AGREEMENTS

     We intend to enter into employment agreements with Mr. Gower, our President, Chief Executive Officer and one of our Directors, and Mr. Crawford, our Executive Vice President, Chief Financial Officer and one of our Directors.

THE 2000 STOCK OPTION PLAN AND OTHER INCENTIVE ARRANGEMENTS

     We plan to adopt the 2000 Stock Option Plan which will provide for the grant to our officers and key employees of incentive stock options and nonqualified stock options, in either case, to acquire shares of our common stock. The 2000 Stock Option Plan will provide for the issuance of options to purchase shares of common stock. The options will vest in seven years, but this vesting may be accelerated upon the achievement of specific performance objectives. We believe that the grant of options to purchase stock under our 2000 Stock Option Plan will assist us in retaining and recruiting employees of outstanding ability and will also give senior management a financial stake in the future performance of IASIS. We have not yet granted any options under the plan.

MANAGEMENT EQUITY PURCHASE PROGRAM

     We expect to establish a management equity purchase program to assist some of our executive officers in acquiring shares of our common stock. The program will allow some of our executive officers to enter into loan agreements with IASIS to pay for a portion of their investment in our common stock. The principal amount of these loans, plus interest, will be due in full three years from issuance and must be repaid from a portion of any cash bonuses received by the executives prior to such time. The aggregate principal amount of loans outstanding under the program will not exceed $5.0 million.

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

                                STOCK OWNERSHIP

                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table presents information regarding ownership of shares of our common stock and preferred stock, as of April 5, 2000 by:

     - each person known to be a holder of our common stock or our preferred stock;

     - the members of our board of directors;

     - our four most highly compensated executive officers; and

     - all our current directors and executive officers as a group.

     When reviewing the following table, you should be aware that:

     - The amounts and percentage of common stock and preferred stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of securities as to which he has no economic interest.


     - We have two series of preferred stock. The former shareholders of the management company own all of the shares of Series B preferred stock. For further information on the terms of our preferred stock, see "Description of Preferred Stock" on page 168.


     - Through its controlling interest in JLL Healthcare, LLC, Joseph Littlejohn & Levy Fund III, L.P. may be deemed to beneficially own all of the shares of common stock and preferred stock owned by JLL Healthcare, LLC. Members of JLL Healthcare, LLC include Joseph Littlejohn & Levy Fund III, L.P., CIBC WMC Inc., J.P. Morgan Capital Corporation and other investors.

     - Mr. Coyle is a former shareholder of management company, and received shares of our common stock and preferred stock in the merger.

     - Messrs. Levy, Ying, Lightcap, Grillo, Frank, Rodriguez and Berk are all associated with Joseph Littlejohn & Levy Fund III, L.P. which, through its controlling interest in JLL Healthcare, LLC, beneficially owns all of the shares of common stock and preferred stock owned by JLL Healthcare, LLC. Messrs. Rodriguez and Berk disclaim any beneficial ownership of this common stock and preferred stock. Messrs. Levy, Ying, Lightcap, Grillo and Frank are managing members of JLL Associates III, LLC, the general partner of Joseph Littlejohn & Levy Fund III, L.P., and, as a result, each may be deemed to beneficially own all of the shares owned by JLL Healthcare, LLC.

     - Frederick W. McCarthy is the majority stockholder of Triumph III Advisors, Inc., which indirectly controls Triumph Partners III, L.P., and Triumph III Investors, Inc., the general partner of Triumph III Investors, L.P. As a result, Mr. McCarthy beneficially owns the shares of IASIS common stock and IASIS preferred stock owned by Triumph III Investors, L.P. and Triumph Partners III, L.P.

     - Paracelsus Healthcare Corporation is a publicly traded corporation. According to a Schedule 13D/A filed on December 10, 1999, Park-Hospital GmbH, a wholly owned subsidiary of Paracelsus-Kliniken-Deutschland GmbH, is the direct beneficial owner of 34.52% of the issued and outstanding shares of common stock of Paracelsus. Paracelsus-Kliniken-Deutschland GmbH, Dr. Heiner Meyer zu Losebeck and Peter Frommhold, as co-executors of the estate of Professor Dr. Hartmut Krukemeyer, and the managing directors of Park-Hospital GmbH and Paracelsus-Kliniken-Deutschland each may be deemed to beneficially own the shares of Paracelsus common stock owned by Park-Hospital GmbH and, accordingly, the shares of IASIS common stock owned by Paracelsus.

     - Unless otherwise indicated, the address of each person listed below is 113 Seaboard Lane, Suite A-200, Franklin, Tennessee 37067.

                                     COMMON STOCK OF IASIS             PREFERRED STOCK OF IASIS
                                --------------------------------   --------------------------------
                                                    PERCENT OF                         PERCENT OF
                                NUMBER OF SHARES       CLASS       NUMBER OF SHARES       CLASS
                                ----------------   -------------   ----------------   -------------
BENEFICIAL OWNERS:
JLL Healthcare, LLC...........     1,162,281           84.7%           148,772            90.0%
Paracelsus Healthcare
  Corporation.................        80,000            5.8%                --              --
Triumph Partners III,
  L.P.(1).....................        65,000            4.7%             8,320             5.0%
Triumph III Investors,
  L.P.(1).....................           789              *                101               *
General Electric Capital
  Corporation.................        21,930            1.6%             2,807             1.7%
Other third-party
  investors(2)................        41,490            3.0%             5,311             3.2%
DIRECTORS AND EXECUTIVE
  OFFICERS:
David R. White................           433              *                 55               *
C. Wayne Gower................         1,874              *                240               *
John K. Crawford..............            --             --                 --              --
Frank A. Coyle................         1,428              *                183               *
Linda W. Hischke..............            --             --                 --              --
Paul S. Levy..................     1,162,281           84.7%           148,772            90.0%
David Y. Ying.................     1,162,281           84.7%           148,772            90.0%
Jeffrey C. Lightcap...........     1,162,281           84.7%           148,772            90.0%
Anthony Grillo................     1,162,281           84.7%           148,772            90.0%
Ramsey A. Frank...............     1,162,281           84.7%           148,772            90.0%
Frank J. Rodriguez............            --             --                 --              --
Michael S. Berk...............            --             --                 --              --

                                     COMMON STOCK OF IASIS             PREFERRED STOCK OF IASIS
                                --------------------------------   --------------------------------
                                                    PERCENT OF                         PERCENT OF
                                NUMBER OF SHARES       CLASS       NUMBER OF SHARES       CLASS
                                ----------------   -------------   ----------------   -------------
Stuart C. McWhorter...........         1,212              *                155               *
Jay R. Bloom(3)...............            --             --                 --              --
Robert E. Kiss(4).............            --             --                 --              --
All directors and executive
  officers as a group (11
  persons)....................     1,170,074           85.3%           149,772            90.6%

-------------------------

(1) We refer to Triumph Partners III, L.P. and Triumph III Investors, L.P. collectively as the Triumph investment funds.

(2) Comprised of the former shareholders of management company.

(3) Mr. Bloom is a Managing Director and co-head of the High Yield Division of CIBC World Markets, which has a membership interest in JLL Healthcare, LLC. Mr. Bloom disclaims beneficial ownership of such interest or the shares of common and preferred stock owned by JLL Healthcare, LLC.

(4) Mr. Kiss is a Vice President and an officer of J.P. Morgan Investment Management, Inc. Prior to his current position, Mr. Kiss was a Vice President and officer of J.P. Morgan Capital Corporation, which has a membership interest in JLL Healthcare, LLC. Mr. Kiss disclaims beneficial ownership of such interest or the shares of common and preferred stock owned by JLL Healthcare, LLC.

 *  Less than 1%.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Joseph Littlejohn & Levy Fund III, L.P., an affiliate of Joseph Littlejohn & Levy, controls JLL Healthcare, LLC, which beneficially owns 84.7% of our common stock. Paracelsus Healthcare Corporation controls PHC/PHC Holdings, Inc., which beneficially owns 5.8% of our common stock. Some of these entities and individuals are parties to material agreements with IASIS, as described below.

TRANSITION SERVICES AGREEMENT

     We are a party to transition services agreements with Paracelsus Healthcare Corporation and Tenet Healthcare Corporation. Paracelsus Healthcare Corporation and Tenet Healthcare Corporation have agreed to provide specified services to us, for periods generally not to exceed twelve months, including data processing services and systems technology services, at the service provider's cost plus 2.0%, in the case of the arrangement with Paracelsus Healthcare Corporation, or for a flat fee based on out of pocket expenses, in the case of the arrangement with Tenet Healthcare Corporation.

LICENSE AGREEMENTS

     We are a party to license agreements with Paracelsus Healthcare Corporation and Tenet Healthcare Corporation, under which those parties granted us licenses to utilize specific intellectual property related to the administration of our business for a period of twelve months. This intellectual property agreement consists of administrative software, and policies, procedures and compliance manuals.

STOCKHOLDERS AGREEMENT

     In connection with the recapitalization and the acquisition of hospitals and related facilities from Tenet Healthcare Corporation, JLL Healthcare, LLC, the Triumph investment funds, General Electric Capital Corporation and the other investors in IASIS entered into a stockholders agreement dated October 8, 1999 governing their ownership of IASIS. The following is a summary of the material terms of the stockholders agreement:

     - The stockholders agreement provides that our board of directors initially consists of thirteen members, including ten representatives of JLL Healthcare, LLC, the chairman of the board and the chief executive officer.

     - The stockholders other than JLL Healthcare, LLC have agreed to specified provisions relating to the transfer of their shares.

     - There is no provision restricting how our stockholders vote on any matters.

     - Following an initial public offering of our common stock, the stockholders, under specified circumstances and subject to some conditions, will have the right to require us to register their shares under the Securities Act and to participate in specified registrations of shares by IASIS.

     - Prior to an initial public offering of our common stock, each stockholder will have designated preemptive rights to participate in any future private offerings of our capital stock to maintain their pro rata interest in IASIS.

     - We have agreed to pay some administrative expenses incurred by JLL Healthcare, LLC.

     Some provisions of the stockholders agreement will terminate in the event of an initial public offering of our common stock.

TAX SHARING AGREEMENT

     We and some of our subsidiaries are included in JLL Healthcare, LLC's consolidated group for U.S. federal income tax purposes as well as in some consolidated, combined or unitary groups which include JLL Healthcare, LLC for state, local and foreign income tax purposes. We and JLL Healthcare have entered into a tax sharing agreement in connection with the recapitalization. The tax sharing agreement requires us to make payments to JLL Healthcare, LLC such that, with respect to tax returns for any taxable period in which we or any of our subsidiaries is included in JLL Healthcare, LLC's consolidated group or any combined group, including JLL Healthcare, LLC, the amount of taxes to be paid by us will be determined, subject to some adjustments, as if we and each of our subsidiaries included in JLL Healthcare, LLC's consolidated group or a combined group including JLL Healthcare, LLC filed their own consolidated, combined or unitary tax return. We and JLL Healthcare, LLC will prepare pro forma tax returns with respect to any tax return filed with respect to JLL Healthcare, LLC's consolidated group or any combined group including JLL Healthcare, LLC in order to determine the amount of tax sharing payments under the tax sharing agreement.

     JLL Healthcare, LLC will be responsible for filing any tax return with respect to JLL Healthcare, LLC's consolidated group or any combined group including JLL Healthcare, LLC. The tax sharing agreement requires us to assume responsibility for preparing these tax returns. The tax sharing agreement does not alter our general responsibility for preparing and filing any tax returns that include only IASIS and its subsidiaries.

     JLL Healthcare, LLC will be primarily responsible for controlling and contesting any audit or other tax proceeding with respect to JLL Healthcare, LLC's consolidated group or any combined group including JLL Healthcare, LLC. The tax sharing agreement requires us to conduct the contest of any audit or tax proceeding that relates to any tax return which we are responsible for preparing. JLL Healthcare, LLC, however, may control the entering into of any settlement or agreement or any decision in connection with any judicial or administrative tax proceeding.

     Each member of a consolidated group for U.S. federal income tax purposes is jointly and severally liable for the federal income tax liability of each other member of the consolidated group. Accordingly, although the tax sharing agreement allocates tax liabilities between us and JLL Healthcare, LLC, for any period in which we were included in JLL Healthcare, LLC's consolidated group, we could be liable in the event that any federal tax liability was incurred, but not discharged, by any other member of JLL Healthcare, LLC's consolidated group.


BOARD DESIGNEES



     A number of members of our current Board of Directors are designees of JLL Healthcare, LLC, our single largest stockholder with shares representing 84.7% of our outstanding common stock and 90% of our outstanding preferred stock. In particular, Paul S. Levy, David Y. Ying, Jeffrey C. Lightcap, Anthony Grillo, Ramsey A. Frank, Frank J. Rodriguez and Michael S. Berk have each been designated to serve on our Board by JLL Healthcare, LLC. JLL Healthcare, LLC is controlled by Joseph Littlejohn & Levy Fund III, L.P., which is controlled by Joseph Littlejohn & Levy, a New York-based private equity fund. Each of Messrs. Levy, Ying, Lightcap, Grillo, Frank, Rodriguez and Berk is an employee or principal of Joseph Littlejohn & Levy. Except as described above, we are not aware of any transactions between our company and Joseph Littlejohn & Levy, Joseph Littlejohn & Levy Fund III, L.P. or JLL Healthcare, LLC, the disclosure of which would be required by the federal securities laws.

                         DESCRIPTION OF CREDIT FACILITY

     The following summary of the material provisions of the credit facility is not complete and is subject to, and is qualified in its entirety by reference to, the terms of the credit facility.

     Under the credit facility, a syndicate of lenders made a total of $455.0 million available to us in the form of

     - $80.0 million Tranche A term loan, fully drawn upon the offering of the old notes,

     - $250.0 million Tranche B term loan, fully drawn upon the offering of the old notes, and

     - a commitment to provide a revolving credit facility of up to $125.0 million.

     We used the proceeds from the credit facility together with proceeds from the offering of the old notes and the equity investment made by JLL Healthcare, LLC and other investors to:

     - repay in its entirety the $200.0 million credit facility of which approximately $160.0 million was outstanding,

     - finance a portion of the acquisition of hospitals and related facilities from Tenet Healthcare Corporation,

     - fund an opening cash balance required for working capital and

     - pay related fees and expenses associated with the transactions.

     The loans under the credit facility bear interest at variable rates at a fixed margin above either Morgan Guaranty Trust Company of New York's alternate base rate or its reserve-adjusted LIBOR. Initially, the margins will be as follows:

CREDIT FACILITY                              BASE RATE    LIBOR
---------------                              ---------    -----
Revolver...................................    2.50%      3.50%
Tranche A Term Loan........................    2.50%      3.50%
Tranche B Term Loan........................    3.25%      4.25%

     Thereafter, the margins for the revolver and the Tranche A Loan will vary based on a pricing grid.

     We may voluntarily prepay some or all of our obligations under the credit facility. In addition, the loans under the credit facility are subject to mandatory prepayment under specific circumstances, including from a portion of excess cash flow and the net proceeds of specified casualty events, asset sales and debt issuances, each subject to various exceptions.

REVOLVING CREDIT FACILITY

     Under the revolving credit facility, we may borrow, repay and reborrow up to $125.0 million from time to time. Letters of credit and swing line loans are available under the revolving credit facility. The revolving credit facility terminates five years after the closing date of the credit facility. As of March 13, 2000, no amounts had been drawn on the revolving credit facility other than for the issuance of $24.2 million of letters of credit.

TRANCHE A TERM LOAN

     The $80.0 million Tranche A term loan was fully drawn in a single borrowing on the closing date of the credit facility and, once repaid, cannot be reborrowed. The Tranche A term loan matures on the five year anniversary of the closing of the credit facility.

TRANCHE B TERM LOAN

     The $250.0 million Tranche B term loan was fully drawn in a single borrowing on the closing date of the credit facility and, once repaid, cannot be reborrowed. The Tranche B term loan matures on the seven-year anniversary of the closing of the credit facility. There will be no substantial amortization of the Tranche B term loan until the sixth year.

     The credit facility contains negative covenants limiting our ability to, among other things,

     - incur debt,

     - create liens,

     - pay dividends,

     - make distributions or stock repurchases,

     - make investments or capital expenditures,

     - engage in transactions with affiliates,

     - sell assets, and

     - engage in mergers or acquisitions and other negative covenants customary for this type of financing.

     The credit facility requires us to comply with certain financial tests and to maintain certain financial ratios relating to

     - total leverage,

     - fixed charge coverage, and

     - interest expense coverage.

     Failure to satisfy any of these financial covenants constitutes a default under the credit facility.

     The credit facility also includes

     - representations and warranties,

     - affirmative covenants, and

     - events of default, including a cross default to our other material indebtedness or a change of control, in each case, customary for this type of financing.

     Our obligations under the credit facility are guaranteed by our direct and indirect domestic subsidiaries that are not our unrestricted subsidiaries. In addition, our obligations and the guarantor subsidiaries' obligations under the credit facility are secured by substantially all of our assets and the guarantor subsidiaries' assets, including the capital stock of subsidiaries with customary and other specific exceptions.

                              DESCRIPTION OF NOTES

     IASIS issued the old notes under an indenture, by and among itself, its Guarantors and The Bank of New York, as trustee. The following summary of the indenture is not complete and is subject to, and is qualified in its entirety by reference to, the Trust Indenture Act and to all of the provisions of the indenture, including the definitions of various terms in the indenture and those terms made a part of the indenture by reference to the Trust Indenture Act as in effect on the date of the indenture.

     We have attached the indenture as an exhibit to the registration statement of which this prospectus forms a part and the indenture is incorporated by reference in this prospectus in its entirety. A copy of the indenture may be obtained from IASIS by any holder of the notes upon request. Please refer to the section below captioned "--Definitions" for the definitions of capitalized terms used in this section of the prospectus and not otherwise defined. Review of the defined terms found in that section is necessary to an understanding of the restrictions and limitations imposed on IASIS by the notes and the indenture. For purposes of this description, the word "IASIS" refers only to IASIS Healthcare Corporation and not its subsidiaries.

     The terms of the new notes are identical in all material respects to the terms of the old notes, except for transfer restrictions relating to the outstanding notes, and, in both cases, include those terms stated in the indenture and those made part of the indenture by reference to the Trust Indenture Act. Any old notes that remain outstanding after the exchange offer, together with the new notes issued in the exchange offer, will be treated as a single class of securities under the indenture for voting purposes. When we refer to the term "note" or "notes" in this "Description of Notes" section, we are referring to both the old notes and the new notes to be issued in the exchange offer. When we refer to "holders" of the notes, we are referring to those persons who are the registered holders of the notes on the books of the registrar appointed under the indenture.

     As of the date of the indenture, all of our subsidiaries will be "Restricted Subsidiaries." However, under the circumstances described below under the caption "--Covenants--Designation of Restricted and Unrestricted Subsidiaries," we will be permitted to designate some of our subsidiaries as "Unrestricted Subsidiaries." Our Unrestricted Subsidiaries will not be subject to many of the restrictive covenants in the indenture. Our Unrestricted Subsidiaries will not guarantee the notes.

BRIEF DESCRIPTION OF THE NOTES AND THE GUARANTEES

     The notes:

     - are general unsecured obligations of IASIS;

     - are subordinated in right of payment to all existing and future Senior Debt of IASIS;

     - are equal in right of payment with any future senior subordinated Indebtedness of IASIS; and

     - are unconditionally guaranteed by the Guarantors.

     The notes are guaranteed by all of the Domestic Subsidiaries of IASIS.

     Each Guarantee of the notes:

     - is a general unsecured obligation of the Guarantor;

     - is subordinated in right of payment to all existing and future Senior Debt of the Guarantor; and

     - is equal in right of payment with any future senior subordinated Indebtedness of the Guarantor.

     As of the date of this prospectus, all of our subsidiaries will be Guarantors.

PRINCIPAL, MATURITY AND INTEREST

     The notes in aggregate principal amount of $230.0 million will mature on October 15, 2009 under the indenture, including, without limitation, waivers, amendments, redemptions and offers to purchase. The old notes and the new notes will be issued in denominations of $1,000 and integral multiples of $1,000.

     Interest on the notes will accrue at the rate of 13% per annum and will be payable semi-annually in arrears on April 15 and October 15, commencing on April 15, 2000. IASIS will make each interest payment to the persons who are holders of record at the close of business on the April 1 and October 1 immediately preceeding the applicable interest payment date.

     Interest on the notes will accrue from the date of original issuance or, if interest has already been paid, from the date it was most recently paid. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

METHODS OF RECEIVING PAYMENTS ON THE NOTES

     If a holder has given wire transfer instructions to IASIS, IASIS will pay all principal, interest and premium and Liquidated Damages, if any, on that holder's notes in accordance with those instructions. All other payments on the notes will be made at the office or agency of the paying agent and registrar within the City and State of New York unless IASIS elects to make interest payments by check mailed to the registered addresses of the holders.

PAYING AGENT AND REGISTRAR FOR THE NOTES

     The trustee will initially act as paying agent and registrar for the notes. IASIS may change the paying agent or registrar without prior notice to holders of the notes, and IASIS or any of its Subsidiaries may act as paying agent or registrar.

TRANSFER AND EXCHANGE

     A holder of the notes may transfer or exchange the notes in accordance with the indenture. The registrar and the trustee may require a holder, among other things, to furnish appropriate endorsements and transfer documents and IASIS may require a holder to pay any taxes and fees required by law or permitted by the indenture. IASIS is not required to transfer or exchange any note selected for redemption. Also, IASIS is not required to transfer or exchange any note for a period of 15 days before a selection of notes to be redeemed.

     The registered holder of a note will be treated as the owner of it for all purposes.

SUBSIDIARY GUARANTEES

     The Guarantors will jointly and severally guarantee IASIS' obligations under the notes. Each Subsidiary Guarantee will be subordinated to the prior payment in full of all Senior Debt of that Guarantor. The subordination provisions applicable to the Subsidiary Guarantees will be the same as the subordination provisions applicable to the notes, as set forth below under "-- Subordination." The obligations of each Guarantor under its Subsidiary Guarantee will be limited as necessary to prevent that Subsidiary Guarantee from constituting a fraudulent conveyance under applicable law. See "Risk
Factors-- If a court finds our sale of the notes to be a fraudulent conveyance, you would not receive payments of principal or interest on your notes and you would not be able to sell your notes in the secondary market."

     A Guarantor may not sell or otherwise dispose of all or substantially all of its assets to, or consolidate with or merge with or into--whether or not the Guarantor is the surviving Person--another Person, other than IASIS or another Guarantor, unless:

          (1) immediately after giving effect to that transaction, no Default or Event of Default exists; and

          (2) either:

             (a) the Person acquiring the property in the sale or disposition or the Person formed by or surviving the consolidation or merger assumes all the obligations of that Guarantor under a supplemental indenture satisfactory to the trustee; or

             (b) the Net Proceeds of the sale or other disposition are applied in accordance with the "Asset Sale" provisions of the indenture.

     The Subsidiary Guarantee of a Guarantor will be released:

          (1) in connection with any sale or other disposition of all or substantially all of the assets of that Guarantor or of a Guarantor which is the parent company of that Guarantor, including by way of merger or consolidation, to a Person that is not, either before or after giving effect to the transaction, a Subsidiary of IASIS, if the Guarantor or the parent company applies the Net Proceeds of that sale or other disposition in accordance with the "Asset Sale" provisions of the indenture;

          (2) in connection with any sale of all of the Capital Stock of a Guarantor, or a parent company Guarantor, to a Person that is not, either before or after giving effect to the transaction, a Subsidiary of IASIS, if no Default or Event of Default has occurred and is continuing or if IASIS applies the Net Proceeds of that sale in accordance with the "Asset Sale" provisions of the indenture; or

          (3) if IASIS properly designates any Restricted Subsidiary that is a Guarantor as an Unrestricted Subsidiary.

     See "--Repurchase at the Option of Holders--Asset Sales."

SUBORDINATION

     The payment of principal, interest and premium and Liquidated Damages, if any, and any other Obligations under or relating to the notes will be subordinated to the prior payment in full in cash or Cash Equivalents, other than Cash Equivalents of the type referred to in clauses (3) and (4) of the definition of Cash Equivalents, of all Senior Debt of IASIS, including Senior Debt incurred after the date of the indenture.

     The holders of Senior Debt will be entitled to receive payment in full in cash or Cash Equivalents, other than Cash Equivalents of the type referred to in clauses (3) and (4) of the definition of Cash Equivalents, of all Obligations due in respect of Senior Debt, including interest after the commencement of any bankruptcy proceeding at the rate specified in the applicable Senior Debt, whether or not the interest is an allowable claim, before the holders of the notes will be entitled to receive any payment or distribution of any kind or character with respect to any Obligations on, or relating to, the notes in the event of any distribution to creditors of IASIS:

          (1) in a liquidation or dissolution of IASIS;

          (2) in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to IASIS or its property;

          (3) in an assignment for the benefit of creditors; or

          (4) in any marshaling of IASIS' assets and liabilities.

     Holders of the notes, however, may receive and retain Permitted Junior Securities and payments made from the trust described under "--Legal Defeasance and Covenant Defeasance" so long as the trust was created in accordance with all relevant conditions specified in the indenture at the time it was created.

     IASIS also may not make any payment or distribution of any kind with respect to any Obligations on or with respect to the notes or acquire any notes for cash or property or otherwise, except in Permitted Junior Securities or from the trust described under "--Legal Defeasance and Covenant Defeasance" so long as the trust was created in accordance with all relevant conditions specified in the indenture at the time it was created, if:

          (1) a payment default on Designated Senior Debt occurs and is continuing; or

          (2) any other default occurs and is continuing on any Designated Senior Debt that permits holders of that Designated Senior Debt or their Representative to accelerate its maturity and the Trustee receives a notice of the default which by its terms states that it is a "Payment Blockage Notice" from the Representative of that Designated Senior Debt.

     Payments on and distributions with respect to any Obligations on, or with respect to, the notes may and will be resumed:

          (1) in the case of a payment default, upon the date on which the default is cured or waived; and

          (2) in the case of a nonpayment default, the earlier of

             (a) the date on which all nonpayment defaults are cured or waived,

             (b) 179 days after the date of delivery of the applicable Payment
                 Blockage Notice or

             (c) the date on which the Trustee receives notice from the
                 Representative for the Designated Senior Debt rescinding the Payment Blockage Notice, unless the maturity of any Designated Senior Debt has been accelerated.

     No new Payment Blockage Notice will be effective unless and until at least 360 days have elapsed since the effectiveness of the immediately prior Payment Blockage Notice.

     No nonpayment default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the trustee will be, or be made, the basis for a subsequent Payment Blockage Notice unless the default has been cured or waived for a period of not less than 90 consecutive days.

     If the trustee or any holder of the notes receives any payment or distribution of assets of any kind or character, whether in cash, properties or securities, in respect of any Obligations with respect to the notes, except in Permitted Junior Securities or from the trust as described under "--Legal Defeasance and Covenant Defeasance" so long as the trust was created in accordance with all relevant conditions specified in the indenture at the time it was created, at a time when such payment is prohibited by these subordination provisions, the trustee or the holder, as the case may be, will hold the payment in trust for the benefit of the holders of Senior Debt. Upon the proper written request of the holders of Senior Debt or their representative, the trustee or the holder, as the case may be, shall forthwith deliver the amounts in trust to the holders of Senior Debt on a pro rata basis based on the aggregate principal amount of the Senior Debt or their proper representative.

     IASIS must promptly notify holders of Senior Debt if payment of the notes is accelerated because of an Event of Default.

     As a result of the subordination provisions described above, in the event of a bankruptcy, liquidation or reorganization of IASIS, holders of notes may recover less ratably than creditors of IASIS who are holders of Senior Debt. See "Risk Factors--If we need to seek bankruptcy protection, as a holder of the new notes you may not be repaid until we repay all of our Senior indebtedness, including our credit facility."

OPTIONAL REDEMPTION

     At any time prior to October 15, 2002, IASIS may on any one or more occasions redeem up to 35% of the aggregate principal amount of notes issued under the indenture at a redemption price of 113.000% of the principal amount of the notes, plus accrued and unpaid interest and Liquidated Damages, if any, to the redemption date, with the net cash proceeds of one or more Equity Offerings; provided that:

          (1) at least 65% of the aggregate principal amount of notes issued under the indenture remains outstanding immediately after the occurrence of the redemption, excluding notes held by IASIS and its Subsidiaries; and

          (2) the redemption must occur within 90 days of the date of the closing of the Equity Offering.

     Except as described in the preceding paragraph, the notes will not be redeemable at IASIS' option prior to October 15, 2004.

     After October 15, 2004, IASIS may redeem all or a part of the notes upon not less than 30 nor more than 60 days' notice, at the redemption prices, expressed as percentages of principal amount, listed below plus accrued and unpaid interest and Liquidated

Damages, if any, to the applicable redemption date, if redeemed during the twelve-month period beginning on October 15 of the years indicated below:

YEAR                                                       PERCENTAGE
----                                                       ----------
2004...................................................     106.500%
2005...................................................     104.875%
2006...................................................     103.250%
2007...................................................     101.625%
2008 and thereafter....................................     100.000%

MANDATORY REDEMPTION

     IASIS is not required to make mandatory redemption or sinking fund payments with respect to the notes.

REPURCHASE AT THE OPTION OF HOLDERS

CHANGE OF CONTROL

     If a Change of Control occurs, each holder of notes will have the right to require IASIS to repurchase all or any part, equal to $1,000 or an integral multiple of $1,000, of that holder's notes pursuant to a Change of Control Offer on the terms set forth in the indenture. In the Change of Control Offer, IASIS will offer a Change of Control Payment in cash equal to 101% of the aggregate principal amount of notes repurchased plus accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase. Within 30 days following any Change of Control, IASIS will mail a notice to each holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase notes on the Change of Control Payment Date specified in the notice, referred to as the "Change of Control Payment Date," which date shall be no earlier than 30 days and no later than 60 days from the date the notice is mailed, in accordance with the procedures required by the indenture and described in the notice. IASIS will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations to the extent these laws and regulations are applicable in connection with the repurchase of the notes as a result of a Change of Control. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions of the indenture, IASIS will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions of the indenture by virtue of the conflict.

     On the Change of Control Payment Date, IASIS will, to the extent lawful:

          (1) accept for payment all notes or portions of notes properly tendered pursuant to the Change of Control Offer;

          (2) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of notes so tendered; and

          (3) deliver or cause to be delivered to the Trustee the notes so accepted together with an Officers' Certificate stating the aggregate principal amount of notes or portions of notes being purchased by IASIS.

     The Paying Agent will promptly mail to each holder of notes so tendered the Change of Control Payment for those notes, and the Trustee will promptly authenticate and mail, or cause to be transferred by book entry, to each holder a new note equal in principal amount to any unpurchased portion of the notes surrendered, if any; provided that each new note will be in a principal amount of $1,000 or an integral multiple of $1,000.

     Prior to complying with any of the provisions of this "Change of Control" covenant, but in any event within 90 days following a Change of Control, IASIS will either repay all outstanding Senior Debt or obtain the requisite consents, if any, under all agreements governing outstanding Senior Debt to permit the repurchase of notes required by this covenant. IASIS will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

     IASIS shall first comply with the covenant in the first sentence in the immediately preceding paragraph before it will be required to repurchase notes under the provisions described above. IASIS's failure to comply with the covenant described in the immediately preceding sentence may constitute with notice and lapse of time an Event of Default described under clause (2) under the caption "-- Events of Default and Remedies."

     The provisions described above that require IASIS to make a Change of Control Offer following a Change of Control will be applicable regardless of whether any other provisions of the indenture are applicable. Except as described above with respect to a Change of Control, the indenture does not contain provisions that permit the holders of the notes to require that IASIS repurchase or redeem the notes in the event of a takeover, recapitalization or similar transaction.

     IASIS will not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements described in the Indenture applicable to a Change of Control Offer made by IASIS and purchases all notes validly tendered and not withdrawn under the Change of Control Offer.

     The definition of Change of Control includes a phrase relating to the direct or indirect sale, lease, transfer, conveyance or other disposition of "all or substantially all" of the properties or assets of IASIS and its Restricted Subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase "substantially all," there is no precise established definition of the phrase under applicable law. Accordingly, the ability of a holder of notes to require IASIS to repurchase the notes as a result of a sale, lease, transfer, conveyance or other disposition of less than all of the assets of IASIS and its Restricted Subsidiaries taken as a whole to another Person or group may be uncertain.

ASSET SALES

     IASIS will not, and will not permit any of its Restricted Subsidiaries to, consummate an Asset Sale unless:

          (1) IASIS or the Restricted Subsidiary, as the case may be, receives consideration at the time of the Asset Sale at least equal to the fair market value of the assets or Equity Interests issued or sold or otherwise disposed of;

          (2) the fair market value is determined by IASIS' Board of Directors and evidenced by a resolution of the Board of Directors; and

          (3) at least 75% of the consideration received by IASIS or the Restricted Subsidiary is in the form of cash or Cash Equivalents other than in the case where IASIS or the Restricted Subsidiary is undertaking a Hospital Swap.

             For purposes of this provision, each of the following will be deemed to be cash:

             (a) any liabilities, as shown on IASIS' or the Restricted
                 Subsidiary's most recent balance sheet, of IASIS or any Restricted Subsidiary, other than contingent liabilities and liabilities that are by their terms subordinated to the notes or any Subsidiary Guarantee, that are assumed by the transferee of any of those assets pursuant to a novation agreement that releases IASIS or the Restricted Subsidiary from further liability; and

             (b) any securities, notes or other obligations received by IASIS or any Restricted Subsidiary from the transferee that are, subject to ordinary settlement periods, converted by IASIS or the Restricted Subsidiary into cash, to the extent of the cash received in that conversion, within 180 days of the applicable Asset Sale.

     Notwithstanding the prior provisions, the 75% limitation referred to in clause (3) will not apply to any Asset Sale in which the cash or Cash Equivalents portion of the consideration received from the Asset Sale, determined in accordance with these provisions, is equal to or greater than what the after-tax proceeds would have been had the Asset Sale complied with the 75% limitation described above.

     Within 365 days after the receipt of any Net Proceeds from an Asset Sale, IASIS may apply the Net Proceeds at its option:

          (1) to repay Senior Debt and, if the Senior Debt repaid is revolving credit Indebtedness, to correspondingly reduce commitments with respect to that Indebtedness;

          (2) to acquire all or substantially all of the assets of, or the Voting Stock of, another Permitted Business;

          (3) to make capital expenditures; or

          (4) to acquire other assets that are used or useful in a Permitted Business.

     The requirements of clauses (2)-(4) above will, however, be deemed to be satisfied if an agreement, including a lease, whether a capital lease or an operating lease, committing to make the acquisitions or expenditures referred to in the agreement is entered into by IASIS or its Restricted Subsidiary within 365 days after the receipt of the Net Proceeds and the Net Proceeds are applied in accordance with that agreement.

     Notwithstanding the previous provision, in the event that a Restricted Subsidiary dividends or distributes to all of its stockholders on a pro rata basis any proceeds of an Asset Sale to IASIS or another Restricted Subsidiary, IASIS or the Restricted Subsidiary need only apply its share of the proceeds in accordance with the preceding clauses (1) through (4).

     Pending the final application of any such Net Proceeds, IASIS may temporarily reduce revolving credit borrowings or otherwise invest the Net Proceeds in any manner that is not prohibited by the indenture.

     Any Net Proceeds from Asset Sales that are not applied or invested as provided in the preceding paragraph will constitute "Excess Proceeds." When the aggregate amount of Excess Proceeds exceeds $10.0 million, IASIS will make an Asset Sale Offer to all holders of notes and all holders of other Indebtedness that is equal in ranking to the notes containing provisions similar to those in the indenture with respect to offers to purchase or

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redeem with the proceeds of sales of assets to purchase the maximum principal amount of notes and the other equal ranking Indebtedness that may be purchased out of the Excess Proceeds. The offer price in any Asset Sale Offer will be equal to 100% of principal amount plus accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase, and will be payable in cash. If any Excess Proceeds remain after consummation of an Asset Sale Offer, IASIS may use the Excess Proceeds for any purpose not otherwise prohibited by the indenture. If the aggregate principal amount of notes and other equal ranking Indebtedness tendered into the Asset Sale Offer exceeds the amount of Excess Proceeds, the trustee will select the notes and other equal ranking Indebtedness to be purchased on a pro rata basis based on the principal amount of notes and other equal ranking Indebtedness tendered. Upon completion of each Asset Sale Offer, the amount of Excess Proceeds will be reset at zero.

     IASIS will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations to the extent these laws and regulations are applicable in connection with each repurchase of notes in relation to an Asset Sale Offer. To the extent that the provisions of any securities laws or regulations conflict with the Asset Sales provisions of the indenture, IASIS will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Asset Sale provisions of the indenture by virtue of the conflict.

     The agreements governing IASIS' outstanding Senior Debt currently prohibit IASIS from purchasing any notes, and also provides that certain change of control or asset sale events with respect to IASIS would constitute a default under these agreements. Any future credit agreements or other agreements relating to Senior Debt to which IASIS becomes a party may contain similar restrictions and provisions. In the event a Change of Control or Asset Sale occurs at a time when IASIS is prohibited from purchasing notes, IASIS could seek the consent of its senior lenders to the purchase of notes or could attempt to refinance the borrowings that contain the prohibition. If IASIS does not obtain a consent or repay those borrowings, IASIS will remain prohibited from purchasing notes. In that case, IASIS' failure to purchase tendered notes would constitute an Event of Default under the indenture which would, in turn, constitute a default under the Senior Debt. In those circumstances, the subordination provisions in the indenture would likely restrict payments to the holders of notes.

SELECTION AND NOTICE

     If less than all of the notes are to be redeemed at any time, the trustee will select notes for redemption as follows:

          (1) if the notes are listed, in compliance with the requirements of the principal national securities exchange on which the notes are listed; or

          (2) if the notes are not so listed, on a pro rata basis, by lot or by a method as the trustee deems fair and appropriate.

     No notes of $1,000 or less will be redeemed in part. Notices of redemption will be mailed by first class mail at least 30 but not more than 60 days before the redemption date to each holder of notes to be redeemed at his or her registered address. Notices of redemption may not be conditional.

     If any note is to be redeemed in part only, the notice of redemption that relates to that note will state the portion of the principal amount to be redeemed. A substitute note in principal amount equal to the unredeemed portion of the original Note will be issued in

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the name of the holder upon cancellation of the original note. Notes called for redemption become due on the date fixed for redemption. On and after the redemption date, interest ceases to accrue on notes or portions of them called for redemption.

COVENANTS

Restricted Payments

     IASIS will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly:

          (1) declare or pay any dividend or make any other payment or distribution on account of IASIS' or any of its Restricted Subsidiaries' Equity Interests including, without limitation, any payment in connection with any merger or consolidation involving IASIS or any of its Restricted Subsidiaries or to the direct or indirect holders of IASIS' or any of its Restricted Subsidiaries' Equity Interests in their capacity as such, other than dividends or distributions payable in Equity Interests not including Disqualified Stock, of IASIS or payable to IASIS or a Restricted Subsidiary of IASIS;

          (2) purchase, redeem or otherwise acquire or retire for value including, without limitation, in connection with any merger or consolidation involving IASIS, any Equity Interests of IASIS or any direct or indirect parent of IASIS;

          (3) make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value any Indebtedness that is subordinated to the notes or the Subsidiary Guarantees, except a payment of interest or principal at or after the Stated Maturity of the Indebtedness; or

          (4) make any Restricted Investment, with all payments and other actions described in clauses (1) through (4) above being collectively referred to as "Restricted Payments,"

     unless, at the time of and after giving effect to the Restricted Payment:

          (1) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence of the Restricted Payment;

          (2) IASIS would, at the time of the Restricted Payment and after giving pro forma effect to the Restricted Payment as if the Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Indebtedness under to the Fixed Charge Coverage Ratio test in the first paragraph of the covenant described below under the caption "-- Incurrence of Indebtedness and Issuance of Preferred Stock"; and

          (3) the Restricted Payment, together with the aggregate amount of all other Restricted Payments made by IASIS and its Restricted Subsidiaries after the date of the indenture, excluding Restricted Payments permitted by clauses (2) through (10) of the next succeeding paragraph and the aggregate amount of outstanding Permitted Investments allowed under clause (16) of the definition of Permitted Investments, is less than the sum, without duplication, of:

             (a) 50% of the Consolidated Net Income of IASIS for the period, taken as one accounting period, from the beginning of the first fiscal quarter ending after the date of the Indenture to the end of IASIS' most recently ended fiscal quarter for which internal financial statements are

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                 available at the time of the Restricted Payment or, if the
                 Consolidated Net Income for the period is a deficit, less 100% of the deficit, plus

             (b) 100% of the aggregate net cash proceeds received by IASIS since the date of the indenture as a contribution to its equity capital, other than Disqualified Stock, or from the issue or sale of Equity Interests of IASIS, other than Disqualified Stock, or from the issue or sale of convertible or exchangeable Disqualified Stock or convertible or exchangeable debt securities of IASIS that have been converted into or exchanged for Equity Interests, other than Equity Interests, Disqualified Stock or debt securities sold to a Subsidiary of IASIS, plus

             (c) the lesser of

                  (A) all cash returns, including dividends, interest,
                      distributions, returns of principal and profits on sale, on Restricted Investments that were made after the date of the indenture, minus the cost of disposition, if any; provided that the amount of cash return on the Restricted Investment will be excluded from Consolidated Net Income for purposes of calculating clause 3(a) above on an after tax basis to the extent included in Consolidated Net Income, and

                  (B) the initial amount of the Restricted Investment, plus

             (d) upon redesignation of an Unrestricted Subsidiary as a
                 Restricted Subsidiary not in violation of the indenture, the fair market value of the net assets of the Subsidiary.

     So long as no Default has occurred and is continuing or would be caused by the Restricted Payment, the preceding provisions will not prohibit:

           (1) the payment of any dividend within 60 days after the date of declaration of the dividend, if at the date of declaration the payment would have complied with the provisions of the indenture;

           (2) the redemption, repurchase, retirement, defeasance or other acquisition of any subordinated Indebtedness of IASIS or any Guarantor or of any Equity Interests of IASIS in exchange for, or out of the net cash proceeds of the substantially concurrent sale, other than to a Restricted Subsidiary of IASIS, of, Equity Interests of IASIS, other than Disqualified Stock; provided that the amount of any of these net cash proceeds that are utilized for any of these redemption, repurchase, retirement, defeasance or other acquisition shall be excluded from clause (3)(b) of the preceding paragraph;

           (3) the defeasance, redemption, repurchase or other acquisition of subordinated Indebtedness of IASIS or any Guarantor with the net cash proceeds from an incurrence of Permitted Refinancing Indebtedness;

           (4) the payment of any dividend by a Restricted Subsidiary of IASIS to the holders of its common Equity Interests on a pro rata basis;

           (5) the declaration and payment of dividends to holders of any class or series of Disqualified Stock of IASIS issued after the date of the indenture in accordance with the covenant described below under the caption "-- Incurrence of Indebtedness and Issuance of Preferred Stock";

           (6) the declaration and payment of regularly accruing dividends to holders of any class or series of Designated Preferred Stock of IASIS issued on or

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              after the date of the indenture; provided that at the time of the designation of the preferred stock as Designated Preferred Stock, and after giving effect to the designation on a pro forma basis, for purposes of making determinations on a pro forma basis pursuant to this clause (6), treating all dividends which will accrue on the Designated Preferred Stock during the four full fiscal quarters immediately following the issuance, as well as all other Designated Preferred Stock then outstanding, as if the same will in fact be, or have in fact been, paid in cash, IASIS would have been able to incur at least $1.00 of additional Indebtedness, other than Permitted Debt, in accordance with the covenant described below under the caption "-- Incurrence of Indebtedness and Issuance of Preferred Stock";

           (7) the retirement of any shares of Disqualified Stock of IASIS by conversion into, or by exchange for, shares of Refinancing Disqualified Stock of IASIS, or out of the Net Proceeds of the substantially concurrent sale, other than to a Subsidiary of IASIS, of other shares of Refinancing Disqualified Stock of IASIS;

           (8) payments to JLL Healthcare, LLC in an amount not to exceed $500,000 per annum to pay its operating and administrative expenses incurred in the ordinary course of business;

           (9) payments under the tax sharing agreement among JLL Healthcare, LLC, IASIS and its subsidiaries, as in effect on the date of the indenture; and

          (10) the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of IASIS or any Restricted Subsidiary of IASIS held by any member of IASIS', or any of its Restricted Subsidiaries', management under any management equity subscription agreement or stock option agreement in effect as of the date of the indenture; provided that the aggregate price paid, excluding the cancellation of debt owing by the management member, for all the repurchased, redeemed, acquired or retired Equity Interests will not exceed $2.0 million in any twelve-month period.

     The amount of all Restricted Payments other than cash will be the fair market value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued to or by IASIS or the Restricted Subsidiary, as the case may be, in accordance with the Restricted Payment. The fair market value of any assets or securities that are required to be valued by this covenant will be determined by the Board of Directors.

     For purposes of determining compliance with this "Restricted Payments" covenant, in the event that a Restricted Payment meets the criteria of more than one of the types of Restricted Payments described in the above clauses, IASIS, in its sole discretion, may order and classify, and from time to time may reorder and reclassify, the Restricted Payment if it would have been permitted at the time such Restricted Payment was made and at the time of the reclassification.

INCURRENCE OF INDEBTEDNESS AND ISSUANCE OF PREFERRED STOCK

     IASIS will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to any Indebtedness, including Acquired

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Debt, and IASIS will not issue any Disqualified Stock and will not permit any of its Restricted Subsidiaries to issue any shares of preferred stock; provided, however, that IASIS may incur Indebtedness, including Acquired Debt, or issue Disqualified Stock, and the Guarantors may incur Indebtedness or issue preferred stock, if the Fixed Charge Coverage Ratio for IASIS' most recently ended four full fiscal quarters for which financial statements are available immediately preceding the date on which the additional Indebtedness is incurred or the Disqualified Stock or preferred stock is issued would have been at least 2.0 to 1, if the additional Indebtedness is incurred or the Disqualified Stock or preferred stock is issued on or prior to October 15, 2002, or 2.25 to 1, if additional Indebtedness is incurred or the Disqualified Stock or preferred stock is issued thereafter, determined on a pro forma basis, including a pro forma application of the net proceeds therefrom, as if the additional Indebtedness had been incurred or the preferred stock or Disqualified Stock had been issued, as the case may be, at the beginning of such four-quarter period;

     The first paragraph of this covenant will not prohibit any of the following "Permitted Debt":

           (1) the incurrence by IASIS and any Guarantor of additional Indebtedness and letters of credit under Credit Facilities in an aggregate principal amount at any one time outstanding under this clause (1), with letters of credit being deemed to have a principal amount equal to the face amount thereof, not to exceed $330.0 million plus the greater of (x) $125.0 million and (y) the amount equal to 85% of the net book value of receivables and 65% of the net book value of inventory of IASIS and its Restricted Subsidiaries on a consolidated basis at the time the Indebtedness is incurred, as determined in accordance with GAAP, less the aggregate amount of all scheduled repayments and mandatory prepayments, of the principal amount of any term Indebtedness under a Credit Facility, other than repayments that are concurrently reborrowed, that have actually been made since the date of the indenture and less the aggregate amount of all Net Proceeds of Asset Sales that have actually been applied by IASIS or any of its Restricted Subsidiaries since the date of the indenture to repay revolving credit Indebtedness to the extent that the corresponding revolving credit commitments have been permanently reduced under a Credit Facility pursuant to the covenant described above under the caption "--Repurchase at the Option of Holders--Asset Sales"; provided that the amount will be reduced to the extent of any reduction or elimination of any commitment under any Credit Facility resulting from or relating to the consummation of any Qualified Receivables Transaction; provided, further, that the reduction will apply only for so long as the Qualified Receivables Transaction is in effect;

           (2) the incurrence by IASIS and its Restricted Subsidiaries of the Existing Indebtedness;

           (3) the incurrence by IASIS and the Guarantors of Indebtedness represented by the notes and the related Subsidiary Guarantees to be issued on the date of the indenture and the exchange notes and the related Subsidiary Guarantees to be issued pursuant to the registration rights agreement;

           (4) the incurrence by IASIS or any of its Restricted Subsidiaries of Indebtedness represented by Capital Lease Obligations, mortgage financings or purchase money obligations, in each case, incurred for the purpose of financing all or any part of the purchase price or cost of construction or

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              improvement of property, plant or equipment used in the business of IASIS or the Restricted Subsidiary, in an aggregate principal amount, including all Permitted Refinancing Indebtedness incurred to refund, refinance or replace any Indebtedness incurred pursuant to this clause (4), not to exceed the greater of $25.0 million and 3% of Total Assets at any time outstanding;

           (5) the incurrence by IASIS or any of its Restricted Subsidiaries of Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to refund, refinance or replace Indebtedness, other than intercompany Indebtedness, that was permitted by the indenture to be incurred under the first paragraph of this covenant or clauses (2), (3), (4), (5), (14) or
               (18) of this paragraph;

           (6) the incurrence by IASIS or any of its Restricted Subsidiaries of intercompany Indebtedness between or among IASIS and any of its Restricted Subsidiaries; provided, however, that:

              (a) if IASIS or any Guarantor is the obligor on the Indebtedness, unless the Indebtedness is owing to IASIS or another Guarantor, that Indebtedness must be expressly subordinated to the prior payment in full in cash of all Obligations with respect to the notes, in the case of IASIS, or the Subsidiary Guarantee, in the case of a Guarantor; and

              (b) (A) any subsequent issuance or transfer of Equity Interests that results in any Indebtedness being held by a Person other than IASIS or a Restricted Subsidiary and (B) any sale or other transfer of any Indebtedness to a Person that is not either IASIS or a Restricted Subsidiary shall be deemed, in each case, to constitute an incurrence of Indebtedness by IASIS or the Restricted Subsidiary, as the case may be, that was not permitted by this clause (6);

           (7) the issuance by any Restricted Subsidiary of preferred stock to IASIS and any of its Restricted Subsidiaries; provided, however, that

              (a) any subsequent issuance or transfer of Equity Interests that results in any preferred stock being held by a Person other than IASIS or a Restricted Subsidiary and

              (b) any sale or other transfer of any preferred stock to a Person that is not either IASIS or a Restricted Subsidiary shall be deemed, in each case, to constitute an issuance of preferred stock by the Restricted Subsidiary that was not permitted by this clause (7);

           (8) the issuance of Refinancing Disqualified Stock, Refinancing Preferred Stock and Refinancing Subsidiary Preferred Stock;

           (9) the incurrence by IASIS or any of its Restricted Subsidiaries of Hedging Obligations that are incurred for the purpose of fixing or hedging

              (a) interest rate risk with respect to any floating or fixed rate
                  Indebtedness that is permitted by the terms of the indenture to be outstanding or

              (b) fluctuations in foreign currency exchange rates or commodity prices, with respect to currencies or commodities used by IASIS or its Restricted Subsidiaries in the ordinary course of business;

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          (10) the guarantee by IASIS or any of the Guarantors of Indebtedness of IASIS or a Restricted Subsidiary of IASIS that was permitted to be incurred by another provision of this covenant;

          (11) the accrual of interest, the accretion or amortization of original issue discount, the payment of interest on any Indebtedness in the form of additional Indebtedness with the same terms, and the payment of dividends on Disqualified Stock in the form of additional shares of the same class of Disqualified Stock will not be deemed to be an incurrence of Indebtedness or an issuance of Disqualified Stock for purposes of this covenant; provided, in each such case, that the applicable amount is included in Fixed Charges of IASIS as accrued;

          (12) Indebtedness of IASIS or any Restricted Subsidiary arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently, except in the case of daylight overdrafts, drawn against insufficient funds in the ordinary course of business; provided, that the Indebtedness is extinguished within five business days of incurrence;

          (13) Indebtedness of IASIS or any of its Restricted Subsidiaries represented by letters of credit for the account of IASIS or the Restricted Subsidiary, as the case may be, including, without limitation, in order to provide security for workers' compensation claims or payment obligations in connection with self-insurance and other Indebtedness with respect to workers' compensation claims, self-insurance and similar obligations of IASIS or any Restricted Subsidiary;

          (14) the incurrence by IASIS of additional Indebtedness in an aggregate principal amount or accreted value, as applicable, which amount may, but need not be, incurred in whole or in part under the Credit Facilities at any time outstanding, including all Permitted Refinancing Indebtedness incurred to refund, refinance or replace any Indebtedness incurred under this clause
               (14), not to exceed $65.0 million;

          (15) Indebtedness arising from any agreement entered into by IASIS or any of its Restricted Subsidiaries providing for indemnification, purchase price adjustment, holdback, contingency payment obligations based on the performance of the acquired or disposed assets or similar obligations, other than Guarantees of Indebtedness, incurred by any Person in connection with the acquisition or disposition of assets permitted by the indenture;

          (16) trade letters of credit, performance and surety bonds, completion guarantees or similar arrangements of IASIS or any of its Restricted Subsidiaries in the ordinary course of business;

          (17) Physician Support Obligations incurred by IASIS or any of its Restricted Subsidiaries;

          (18) Acquired Debt of Restricted Subsidiaries acquired or assumed by IASIS or another Restricted Subsidiary of IASIS, or resulting from the merger or consolidation of one or more Persons into or with one or more Restricted Subsidiaries of IASIS; provided, that

              (a) the Acquired Debt is not incurred in contemplation of the respective acquisition, merger or consolidation, and

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              (b) after giving effect to any Acquired Debt acquired or assumed under this clause (18), IASIS would be permitted to incur at least $1.00 of additional Indebtedness under the Fixed Charge Coverage Ratio test referred to in the first paragraph of this "--Incurrence of Indebtedness and Issuance of Preferred Stock" covenant; and

          (19) the incurrence by a Receivables Subsidiary of Indebtedness in a Qualified Receivables Transaction.

     For purposes of determining compliance with this "Incurrence of Indebtedness and Issuance of Preferred Stock" covenant, in the event that an item of proposed Indebtedness meets the criteria of more than one of the categories of Permitted Debt described in clauses (1) through (19) above, or is entitled to be incurred pursuant to the first paragraph of this covenant, IASIS will be permitted to classify such item of Indebtedness on the date of its incurrence, or from time to time reclassify all or a portion of the item of Indebtedness, in any manner that complies with this covenant. Indebtedness under Credit Facilities outstanding on the date on which notes are first issued and authenticated under the indenture shall be deemed to have been incurred on the date in reliance on the exception provided by clause (1) of the definition of Permitted Debt.

NO SENIOR SUBORDINATED DEBT

     IASIS will not incur, create, issue, assume, guarantee or otherwise become liable for any Indebtedness that is subordinate or junior in right of payment to any Senior Debt of IASIS and senior in any respect in right of payment to the notes. No Guarantor will incur, create, issue, assume, guarantee or otherwise become liable for any Indebtedness that is subordinate or junior in right of payment to the Senior Debt of the Guarantor and senior in any respect in right of payment to such Guarantor's Subsidiary Guarantee.

LIENS

     IASIS will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Lien of any kind securing Indebtedness or trade payables on any asset now owned or hereafter acquired, except Permitted Liens, unless:

          (1) if the Lien secures Indebtedness which is subordinated to the notes, that Lien will be subordinated to the Lien granted to the holders of the notes to the same extent as the Indebtedness is subordinated to the notes; and

          (2) in all other cases, the notes are equally and ratably secured.

DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING SUBSIDIARIES

     IASIS will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to:

           (1) pay dividends or make any other distributions on its Capital Stock to IASIS or any of its Restricted Subsidiaries, or with respect to any other interest or participation in, or measured by, its profits, or pay any indebtedness owed to IASIS or any of its Restricted Subsidiaries;

           (2) make loans or advances to IASIS or any of its Restricted Subsidiaries; or

           (3) transfer any of its properties or assets to IASIS or any of its Restricted Subsidiaries.

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     However, the preceding restrictions will not apply to encumbrances or restrictions existing under or by reason of:

           (1) Existing Indebtedness as in effect on the date of the indenture and any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings thereof, provided that those amendments, modifications, restatements, renewals, increases, supplements, refundings, replacement or refinancings are no more restrictive, taken as a whole, with respect to the dividend and other payment restrictions than those contained in such Existing Indebtedness, as in effect on the date of the indenture;

           (2) the indenture, the notes and the Subsidiary Guarantees;

           (3) applicable law;

           (4) any contract or Capital Stock of a Person acquired by IASIS or any of its Restricted Subsidiaries as in effect at the time of such acquisition, except to the extent the contract was entered into in connection with or in contemplation of the acquisition, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person and its Subsidiaries, or the property or assets of the Person and its Subsidiaries, so acquired, provided that, in the case of any contract evidencing Indebtedness, that Indebtedness was permitted by the terms of the indenture to be incurred;

           (5) customary non-assignment provisions in leases or other agreements entered into in the ordinary course of business and consistent with past practices;

           (6) customary restrictions in Capital Lease Obligations, security agreements or mortgages securing Indebtedness of IASIS or a Restricted Subsidiary to the extent those restrictions restrict the transfer of the property subject to the Capital Lease Obligations, security agreements and mortgages;

           (7) any agreement for the sale or other disposition of a Restricted Subsidiary that restricts distributions by that Restricted Subsidiary pending its sale or other disposition;

           (8) Permitted Refinancing Indebtedness, provided that the restrictions contained in the agreements governing the Permitted Refinancing Indebtedness are no more restrictive, taken as a whole, than those contained in the agreements governing the Indebtedness being refinanced;

           (9) Liens securing Indebtedness that limit the right of the debtor to dispose of the assets subject to the Lien;

          (10) provisions with respect to the disposition or distribution of assets or property in joint venture agreements, asset sale agreements, stock sale agreements and other similar agreements entered into in the ordinary course of business;

          (11) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business;

          (12) contracts entered into in the ordinary course of business, not relating to any Indebtedness, and that do not, individually or in the aggregate, detract from the value of property or assets of IASIS or any Restricted Subsidiary in any manner material to IASIS or any Restricted Subsidiary;

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          (13) customary provisions restricting dispositions of real property interests contained in any reciprocal easement agreements of IASIS or any Restricted Subsidiary;

          (14) Indebtedness or other contractual requirements of a Receivables Subsidiary in connection with a Qualified Receivables Transaction, provided that these restrictions apply only to the Receivables Subsidiary; and

          (15) restrictions on the transfer of property or assets required by any regulatory authority having jurisdiction over IASIS or any Restricted Subsidiary or any of their businesses.

MERGER, CONSOLIDATION OR SALE OF ASSETS

     IASIS may not, directly or indirectly: (x) consolidate or merge with or into another Person, whether or not IASIS is the surviving corporation; or (y) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of IASIS and its Restricted Subsidiaries taken as a whole, in one or more related transactions, to another Person, unless:

           (1) either:

             (a) IASIS is the surviving corporation; or

             (b) the Person formed by or surviving any consolidation or merger of this type, if other than IASIS, or to which the sale, assignment, transfer, conveyance or other disposition shall have been made is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia;

           (2) the Person formed by or surviving any consolidation or merger of this type, if other than IASIS, or the Person to which the sale, assignment, transfer, conveyance or other disposition shall have been made assumes all the obligations of IASIS under the notes, the indenture and the registration rights agreement by means of agreements reasonably satisfactory to the trustee;

           (3) immediately after any transaction of this type no Default or Event of Default exists; and

           (4) IASIS or the Person formed by or surviving any consolidation or merger of this type, if other than IASIS, or to which the sale, assignment, transfer, conveyance or other disposition shall have been made, will, on the date of the transaction after giving pro forma effect to the transaction and any related financing transactions as if the same had occurred at the beginning of the applicable four-quarter period, be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Fixed Charge Coverage Ratio test contained in the first paragraph of the covenant described above under the caption "--Incurrence of Indebtedness and Issuance of Preferred Stock."

     In addition, IASIS may not, directly or indirectly, lease all or substantially all of its properties or assets, in one or more related transactions, to any other Person. This "Merger, Consolidation or Sale of Assets" covenant will not apply to (x) a merger, consolidation, sale, assignment, transfer, conveyance or other disposition of assets between or among IASIS and any Guarantor or (y) transfers of accounts receivable and related assets of the type specified in the definition of "Qualified Receivables Transaction," or a fractional undivided interest in those assets, by a Receivables Subsidiary in a Qualified Receivables Transaction.

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     Notwithstanding clause (4) above, IASIS may merge with an Affiliate incorporated or organized solely either

        (1) for the purpose of reincorporating or reorganizing IASIS in another jurisdiction or

        (2) to realize tax benefits without complying with the foregoing clause
            (4) provided, that, immediately after giving effect to the transaction on a pro forma basis, either

             (a) the surviving entity could incur at least $1.00 of additional
                 Indebtedness, other than Permitted Indebtedness, under the "--Incurrence of Indebtedness and Issuance of Preferred Stock" covenant and

             (b) the Fixed Charge Coverage Ratio of the surviving entity is not less than the Fixed Charge Coverage Ratio of IASIS immediately prior to the transaction and the surviving entity conducts no business other than a Permitted Business except to the extent as would not be material to the surviving entity and its Restricted Subsidiaries taken as a whole.

DESIGNATION OF RESTRICTED AND UNRESTRICTED SUBSIDIARIES

     The Board of Directors may designate any Restricted Subsidiary to be an Unrestricted Subsidiary if that designation would not cause a Default. If a Restricted Subsidiary is designated as an Unrestricted Subsidiary, the aggregate fair market value of all outstanding Investments owned by IASIS and its Restricted Subsidiaries in the Subsidiary so designated will be deemed to be an Investment made as of the time of the designation and will either reduce the amount available for Restricted Payments under the first paragraph of the covenant described above under the caption "--Restricted Payments" or reduce the amount available for future Investments under one or more clauses of the definition of Permitted Investments, as IASIS shall determine. That designation will only be permitted if the Investment would be permitted at that time and if the Restricted Subsidiary otherwise meets the definition of an Unrestricted Subsidiary. The Board of Directors may redesignate any Unrestricted Subsidiary to be a Restricted Subsidiary if the redesignation would not cause a Default.

TRANSACTIONS WITH AFFILIATES

     IASIS will not, and will not permit any of its Restricted Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate, unless:

           (1) such "Affiliate Transaction" is on terms that are no less favorable to IASIS or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by IASIS or the Restricted Subsidiary with an unrelated Person; and

           (2) IASIS delivers to the trustee:

             (a) with respect to any Affiliate Transaction or series of related
                 Affiliate Transactions involving aggregate consideration in excess of $5.0 million, a resolution of the Board of Directors contained in an Officers' Certificate certifying that the Affiliate Transaction complies with this covenant and that a majority of the disinterested members of the Board of Directors has approved the Affiliate Transaction; and

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             (b) with respect to any Affiliate Transaction or series of related
                 Affiliate Transactions involving aggregate consideration in excess of $10.0 million, an opinion as to the fairness to the holders of the Affiliate Transaction from a financial point of view issued by an accounting, appraisal or investment banking firm of national standing.

     The following items shall not be deemed to be Affiliate Transactions and, therefore, will not be subject to the provisions of the prior paragraph:

           (1) reasonable fees and compensation paid to, and indemnity and similar arrangements provided on behalf of, officers, directors or employees of IASIS or any Restricted Subsidiary of IASIS as determined in good faith by IASIS' Board of Directors or senior management;

           (2) transactions between or among IASIS or its Restricted Subsidiaries or both;

           (3) the payment of management fees to any Affiliate of IASIS not to exceed in the aggregate to all Affiliates, in any twelve-month period, the greater of

             (a) $1.0 million and

             (b) an amount equal to 1% of Consolidated Cash Flow and the reimbursement of expenses incurred by Affiliates from time to time in the course of providing management, investment banking, commercial banking, or financial advisory services to, or monitoring their investments in, IASIS;

           (4) Restricted Payments that are permitted by the provisions of the Indenture described above under the caption "--Restricted Payments";

           (5) loans and advances to officers and employees of IASIS or any of its Restricted Subsidiaries for bona fide business purposes in the ordinary course of business;

           (6) transactions between IASIS and any of its Affiliates involving investment banking, commercial banking, financial advisory and related activities;

           (7) issuances of securities or payments or distributions in connection with employment incentive plans, employee stock plans, employees stock option plans and similar plans and arrangements approved by the Board of Directors of IASIS;

           (8) sales and issuances of the Capital Stock of IASIS, other than Disqualified Stock, to the extent otherwise permitted under the indenture;

           (9) any agreements or arrangements in effect on, or entered into on or prior to, the date of the indenture, including the tax sharing agreement, or any amendment, modification, or supplement or any replacement, so long as any such amendment, modification, supplement or replacement agreement is not materially more disadvantageous to the holders of the notes than the original agreements as in effect on the date of the indenture, and any transactions contemplated by any of these agreements or arrangements;

          (10) the existence of, or the performance by IASIS or any of its Restricted Subsidiaries of its obligations under the terms of, any stockholders agreement, partnership agreement or limited liability company members agreement, including any registration rights agreement or purchase agreement related to any agreement of that type, to which it is a party as of the

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              date of the indenture and any similar agreements which it may enter into after that time, in each case subject to compliance with the other provisions of the indenture; provided, however, that the existence, or the performance by IASIS or any of its Restricted Subsidiaries of obligations under any future amendment to any such existing agreement or under any similar agreement entered into after the date of the Indenture shall only be permitted by this clause (10) to the extent that the terms, taken as a whole, of any amendment or new agreement are not otherwise materially disadvantageous to the holders of the notes;

          (11) payments in respect of fees, costs and expenses incurred in connection with the Transactions; and

          (12) transactions between or among IASIS or its Subsidiaries or both or transactions between a Receivables Subsidiary and any Person in which the Receivables Subsidiary has an Investment.

ADDITIONAL SUBSIDIARY GUARANTEES

     If IASIS or any of its Restricted Subsidiaries acquires or creates another Domestic Subsidiary or if any Restricted Subsidiary becomes a Domestic Subsidiary of IASIS after the date of the indenture, then that newly acquired or created Domestic Subsidiary must become a Guarantor and execute a supplemental indenture and deliver an Opinion of Counsel to the trustee; provided, that no Domestic Subsidiary of this type shall be required to become a Guarantor, execute a supplemental indenture and deliver an Opinion of Counsel

        (1) for so long as a Credit Agreement shall be in effect, if it is not an obligor under the Credit Agreement and is not required to deliver a Guarantee under the Credit Agreement of the obligations of IASIS under the Credit Agreement or

        (2) if such Domestic Subsidiary is a Receivables Subsidiary.

BUSINESS ACTIVITIES

     IASIS will not, and will not permit any Restricted Subsidiary to, engage in any business other than Permitted Businesses, except to the extent as would not be material to IASIS and its Restricted Subsidiaries taken as a whole. Any Receivables Subsidiary and any Subsidiary of a Receivables Subsidiary may engage in a business related or ancillary to a Qualified Receivables Transaction.

REPORTS

     Whether or not required by the SEC, so long as any notes are outstanding, IASIS will furnish to the holders of notes, within the time periods specified in the SEC's rules and regulations:

        (1) all quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if IASIS were required to file those forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report on the annual financial statements by IASIS' certified independent accountants; and

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        (2) all current reports that would be required to be filed with the SEC on Form 8-K if IASIS were required to file those reports.

     In addition, whether or not required by the SEC, IASIS will file a copy of all of the information and reports referred to in clauses (1) and (2) above with the SEC for public availability within the time periods specified in the SEC's rules and regulations, unless the SEC will not accept such a filing, and make that information available to securities analysts and prospective investors upon request. In addition, IASIS and the Subsidiary Guarantors have agreed that, for so long as any notes remain outstanding, they will furnish to the holders and to securities analysts and prospective investors, upon their request, the information required to be delivered by Rule 144A(d)(4) under the Securities Act.

     If IASIS has designated any of its Subsidiaries as Unrestricted Subsidiaries, then the quarterly and annual financial information required by the preceding paragraph shall include a reasonably detailed presentation, either on the face of the financial statements or in the footnotes thereto, and in Management's Discussion and Analysis of Financial Condition and Results of Operations, of the financial condition and results of operations of IASIS and its Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of IASIS.

EVENTS OF DEFAULT AND REMEDIES

     Each of the following is an Event of Default:

        (1) default for 30 days in the payment when due of interest on, or Liquidated Damages with respect to, the notes, whether or not prohibited by the subordination provisions of the indenture;

        (2) default in payment when due of the principal of, or premium, if any, on the notes, whether or not prohibited by the subordination provisions of the indenture;

        (3) failure by IASIS or any of its Subsidiaries to comply with the provisions described under the captions "-- Repurchase at the Option of Holders -- Asset Sales," or "-- Covenants -- Merger, Consolidation or Sale of Assets";

        (4) failure by IASIS or any of its Subsidiaries to comply with any of the other covenants in the indenture for a period of 60 consecutive days after written notice by the trustee or by the holders of at least 25% in principal amount of the notes;

        (5) default under any mortgage, indenture or instrument under which there is issued and outstanding any Indebtedness for money borrowed by IASIS or any of its Restricted Subsidiaries, or the payment of which is guaranteed by IASIS or any of its Restricted Subsidiaries, whether the Indebtedness or guarantee now exists, or is created after the date of the indenture, if that default:

             (a) is caused by a failure to pay principal at the final stated
                 maturity of such Indebtedness, referred to as a "Payment Default"; or

             (b) results in the acceleration of the Indebtedness prior to its express maturity,

             in the case of both clauses (a) and (b), only if the principal amount of any Indebtedness, together with the principal amount of any other Indebtedness

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             under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $10.0 million or more;

        (6) failure by IASIS or any of its Subsidiaries to pay final judgments aggregating in excess of $10.0 million, net of any amounts covered by insurance or indemnity arrangements provided by a reputable and creditworthy insurance company or other Person, which judgments are not paid, discharged or stayed for a period of 60 consecutive days after the judgments become final and nonappealable;

        (7) except as permitted by the indenture, any Subsidiary Guarantee by a Guarantor that is a Significant Subsidiary shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Guarantor that is a Significant Subsidiary, or any Person acting on behalf of any Guarantor that is a Significant Subsidiary, shall deny or disaffirm its obligations under its Subsidiary Guarantee; and

        (8) events of bankruptcy or insolvency with respect to IASIS or any of its Restricted Subsidiaries which is a Significant Subsidiary.

     In the case of an Event of Default arising from certain events of bankruptcy or insolvency, with respect to IASIS, all outstanding notes will become due and payable immediately without further action or notice. If any other Event of Default occurs and is continuing, the trustee, upon request of holders of at least 25% in principal amount of the notes then outstanding, or the holders of at least 25% in principal amount of the then outstanding notes may declare all the notes to be due and payable by notice in writing to IASIS and the trustee specifying the respective Event of Default and that notice is a "notice of acceleration," referred to as the "Acceleration Notice," and the same

          (1) will become immediately due and payable or

          (2) if there are any amounts outstanding under the Credit Agreement, will become immediately due and payable upon the first to occur of an acceleration under the Credit Agreement or five business days after receipt by IASIS and the Representative under the Credit Agreement of the Acceleration Notice but only if the Event of Default is then continuing. The holders of a majority in aggregate principal amount of the then outstanding notes by written notice to the trustee may on behalf of all of the holders rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived, but not including Events of Default like nonpayment of principal, interest or premium that has become due solely because of the acceleration.

     Holders of the notes may not enforce the indenture or the notes except as provided in the indenture. Subject to limitations, holders of a majority in principal amount of the then outstanding notes may direct the trustee in its exercise of any trust or power. The trustee may withhold from holders of the notes notice of any continuing Default or Event of Default if it determines that withholding notice is in their interest, but the trustee may not withhold a Default or Event of Default relating to the payment of principal or interest or Liquidated Damages.

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     The holders of a majority in aggregate principal amount of the notes then outstanding by notice to the trustee may on behalf of the holders of all of the notes waive any existing Default or Event of Default and its consequences under the indenture except a continuing Default or Event of Default in the payment of interest or Liquidated Damages on, or the principal of, the notes.

     In the case of any Event of Default occurring by reason of any willful action or inaction taken or not taken by or on behalf of IASIS with the intention of avoiding payment of the premium that IASIS would have had to pay if IASIS then had elected to redeem the notes in accordance with the optional redemption provisions of the indenture, an equivalent premium shall also become and be immediately due and payable to the extent permitted by law upon the acceleration of the notes. If an Event of Default occurs prior to October 15, 2004, by reason of any willful action or inaction taken or not taken by or on behalf of IASIS with the intention of avoiding the prohibition on redemption of the notes prior to October 15, 2004, then the premium specified in the indenture will also become immediately due and payable to the extent permitted by law upon the acceleration of the notes.

     IASIS is required to deliver to the trustee annually a statement regarding compliance with the indenture. Upon becoming aware of any Default or Event of Default, IASIS is required to deliver to the trustee a statement specifying the Default or Event of Default.

NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES AND STOCKHOLDERS

     No director, officer, employee, incorporator or stockholder of IASIS or any Guarantor, in that capacity, will have any liability for any obligations of IASIS or the Guarantors under the notes, the indenture, the Subsidiary Guarantees, or for any claim based on, in respect of, or by reason of, obligations or their creation. Each holder of notes by accepting a note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the notes. The waiver may not be effective to waive liabilities under the federal securities laws.

LEGAL DEFEASANCE AND COVENANT DEFEASANCE

     IASIS may, at its option and at any time, elect to have all of its obligations discharged with respect to the outstanding notes and all obligations of the Guarantors discharged with respect to their Subsidiary Guarantees, referred to as "Legal Defeasance," except for:

        (1) the rights of holders of outstanding notes to receive payments in respect of the principal of, or interest or premium and Liquidated Damages, if any, on the notes when payments are due from the trust referred to below;

        (2) IASIS' obligations with respect to the notes concerning issuing temporary notes, registration of notes, mutilated, destroyed, lost or stolen notes and the maintenance of an office or agency for payment and money for security payments held in trust;

        (3) the rights, powers, trusts, duties and immunities of the trustee, and IASIS' and the Guarantor's obligations in connection with the rights, powers, trusts, duties and immunities of the trustee; and

        (4) the Legal Defeasance provisions of the indenture.

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     In addition, IASIS may, at its option and at any time, elect to have the obligations of IASIS and the Guarantors released with respect to covenants that are described in the indenture, referred to as "Covenant Defeasance," and after that time any omission to comply with those covenants will not constitute a Default or Event of Default with respect to the notes. In the event Covenant Defeasance occurs, some events, not, however, including nonpayment, bankruptcy, receivership, rehabilitation and insolvency events, described under "Events of Default" will no longer constitute an Event of Default with respect to the notes.

     In order to exercise either Legal Defeasance or Covenant Defeasance:

        (1) IASIS must irrevocably deposit with the trustee, in trust, for the benefit of the holders of the notes, cash in U.S. dollars, noncallable Government Securities, or a combination thereof, in amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, or interest and premium and Liquidated Damages, if any, on the outstanding notes on the stated maturity or on the applicable redemption date, as the case may be, and IASIS must specify whether the notes are being defeased to maturity or to a particular redemption date;

        (2) in the case of Legal Defeasance, IASIS will have delivered to the trustee an Opinion of Counsel reasonably acceptable to the trustee confirming that

             (a) IASIS has received from, or there has been published by, the
                 Internal Revenue Service a ruling or

             (b) since the date of the indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based on that change the Opinion of Counsel shall confirm that, the holders of the outstanding notes will not recognize income, gain or loss for federal income tax purposes as a result of the Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if the Legal Defeasance had not occurred;

        (3) in the case of Covenant Defeasance, IASIS will have delivered to the trustee an Opinion of Counsel reasonably acceptable to the trustee confirming that the holders of the outstanding notes will not recognize income, gain or loss for federal income tax purposes as a result of the Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if the Covenant Defeasance had not occurred;

        (4) no Default or Event of Default will have occurred and be continuing either:

             (a) on the date of the deposit, other than a Default or Event of
                 Default resulting from the borrowing of funds to be applied to the deposit; or

             (b) or insofar as Events of Default from bankruptcy or insolvency events are concerned, at any time in the period ending on the 91st day after the date of deposit;

        (5) any Legal Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under any material agreement or instrument, other than the indenture, to which IASIS or any of its

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            Subsidiaries is a party or by which IASIS or any of its Subsidiaries is bound;

        (6) IASIS must have delivered to the trustee an Opinion of Counsel to the effect that, assuming no intervening bankruptcy of IASIS or any Guarantor between the date of deposit and the 91st day following the deposit and assuming that no holder is an "insider" of IASIS under applicable bankruptcy law, after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally;

        (7) IASIS must deliver to the trustee an Officers' Certificate stating that the deposit was not made by IASIS with the intent of preferring the holders of notes over the other creditors of IASIS with the intent of defeating, hindering, delaying or defrauding creditors of IASIS or others; and

        (8) IASIS must deliver to the trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the Legal Defeasance or the Covenant Defeasance have been complied with.

AMENDMENT, SUPPLEMENT AND WAIVER

     Except as provided in the next three succeeding paragraphs, the indenture or the notes may be amended or supplemented with the consent of the holders of at least a majority in principal amount of the notes then outstanding including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, notes, and any existing default or compliance with any provision of the indenture or the notes may be waived with the consent of the holders of a majority in principal amount of the then outstanding notes including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, notes.

     Without the consent of each holder affected, an amendment or waiver may not with respect to any notes held by a nonconsenting holder:

        (1) reduce the principal amount of notes whose holders must consent to an amendment, supplement or waiver;

        (2) reduce the principal of or change the fixed maturity of any note or alter the provisions with respect to the redemption of the notes, other than provisions relating to the covenants described above under the caption "-- Repurchase at the Option of Holders";

        (3) reduce the rate of or change the time for payment of interest on any note;

        (4) waive a Default or Event of Default in the payment of principal of, or interest or premium, or Liquidated Damages, if any, on the notes, except a rescission of acceleration of the notes by the holders of at least a majority in aggregate principal amount of the notes and a waiver of the payment default that resulted from this acceleration;

        (5) make any note payable in money other than that stated in the notes;

        (6) make any change in the provisions of the indenture relating to waivers of past Defaults or the rights of holders of notes to receive payments of principal of, or interest or premium or Liquidated Damages, if any, on the notes;

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        (7) waive a redemption payment with respect to any note, other than a payment required by one of the covenants described above under the caption "-- Repurchase at the Option of Holders";

        (8) release any Guarantor from any of its obligations under its Subsidiary Guarantee or the indenture, except in accordance with the terms of the indenture; or

        (9) make any change in the preceding amendment and waiver provisions.

     In addition, any amendment to, or waiver of, the provisions of the indenture relating to subordination that adversely affects the rights of the holders of the notes will require the consent of the holders of at least 75% in aggregate principal amount of notes then outstanding.

     Notwithstanding the preceding, without the consent of any holder of notes, IASIS, the Guarantors and the trustee may amend or supplement the indenture or the notes:

        (1) to cure any ambiguity, defect or inconsistency;

        (2) to provide for uncertificated notes in addition to or in place of certificated notes;

        (3) to provide for the assumption of IASIS' obligations to holders of notes in the case of a merger or consolidation or sale of all or substantially all of IASIS' assets;

        (4) to make any change that would provide any additional rights or benefits to the holders of notes or that does not adversely affect the legal rights under the indenture of any holder; or

        (5) to comply with requirements of the SEC in order to effect or maintain the qualification of the indenture under the Trust Indenture Act.

SATISFACTION AND DISCHARGE

     The indenture will be discharged and will cease to be of further effect as to all notes issued under the indenture, when:

        (1) either:

             (a) all notes that have been authenticated, except lost, stolen or destroyed notes that have been replaced or paid and notes for whose payment money has been deposited in trust and repaid to IASIS, have been delivered to the trustee for cancellation; or

             (b) all notes that have not been delivered to the trustee for cancellation have become due and payable by reason of the making of a notice of redemption or otherwise or will become due and payable within one year and IASIS or any Guarantor has irrevocably deposited or caused to be deposited with the trustee as trust funds in trust solely for the benefit of the holders, cash in U.S. dollars, noncallable Government Securities, or a combination of cash and noncallable Government Securities, in amounts as will be sufficient without consideration of any reinvestment of interest, to pay and discharge the entire indebtedness on the notes not delivered to the trustee for cancellation for principal,

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                 premium and Liquidated Damages, if any, and accrued interest to the date of maturity or redemption;

        (2) no Default or Event of Default shall have occurred and be continuing on the date of the deposit or shall occur as a result of the deposit and the deposit will not result in a breach or violation of, or constitute a default under, any other instrument to which IASIS or any Guarantor is a party or by which IASIS or any Guarantor is bound;

        (3) IASIS or any Guarantor has paid or caused to be paid all sums payable by it under the indenture; and

        (4) IASIS has delivered irrevocable instructions to the trustee under the indenture to apply the deposited money toward the payment of the notes at maturity or the redemption date, as the case may be.

     In addition, IASIS must deliver an Officers' Certificate and an Opinion of Counsel to the trustee stating that all conditions precedent to satisfaction and discharge have been satisfied.

CONCERNING THE TRUSTEE

     If the trustee becomes a creditor of IASIS or any Guarantor, the indenture limits its right to obtain payment of claims in certain cases, or to realize on certain property received in respect of any such claim as security or otherwise. The trustee will be permitted to engage in other transactions; however, if it acquires any conflicting interest it must eliminate the conflict within 90 days and apply to the SEC for permission to continue or resign.

     The holders of a majority in principal amount of the then outstanding notes will have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the trustee, subject to certain exceptions. The indenture provides that in case an Event of Default shall occur and be continuing, the trustee will be required, in the exercise of its power, to use the degree of care of a prudent person in the conduct of his or her own affairs. Subject to these provisions, the trustee will be under no obligation to exercise any of its rights or powers under the indenture at the request of any holder of notes, unless the holder shall have offered to the trustee security and indemnity satisfactory to it against any loss, liability or expense.

BOOK-ENTRY, DELIVERY AND FORM

     Except as described below, the new notes will be issued in the form of one or more registered notes in global form without coupons. Each global note will be deposited with, or on behalf of, DTC and registered in the name of Cede & Co., as nominee of DTC, or will remain in the custody of the trustee pursuant to the FAST Balance Certificate Agreement between DTC and the trustee.

     DTC has advised IASIS that it is:

        (1) a limited purpose trust company organized under the laws of the State of New York,

        (2) a member of the Federal Reserve System,

        (3) a "clearing corporation" within the meaning of the Uniform Commercial Code, as amended, and

        (4) a "clearing agency" registered pursuant to Section 17A of the Exchange Act.

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     DTC was created to hold securities for its participating organizations, or
"DTC Participants," and facilitates the clearance and settlement of securities transactions between DTC Participants through electronic book-entry changes to the accounts of the DTC Participants, consequently eliminating the need for physical transfer and delivery of certificates. DTC Participants include securities brokers and dealers, including the placement agents from the original offering of the old notes, banks and trust companies, clearing corporations and other organizations. Access to DTC's system is also available to other entities such as banks, brokers, dealers and trust companies, or "Indirect DTC Participants," that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly. Holders who are not DTC Participants may beneficially own securities held by or on behalf of DTC only through DTC Participants or Indirect DTC Participants.

     IASIS expects, as provided in the procedures established by DTC, that

        (1) upon deposit of the global notes, DTC will credit the accounts of DTC Participants with an interest in the global note and

        (2) ownership of the new notes will be shown on, and the transfer of ownership of the new notes will be effected only through, records maintained by DTC with respect to the interest of DTC Participants, the DTC Participants and the Indirect DTC Participants.

     The laws of some states require that some persons take physical delivery in definitive form of securities that they own and that a security interest in negotiable instruments can only be perfected by delivery of certificates representing the instruments. Consequently, the ability to transfer the new notes or to pledge the new notes as collateral will be limited to this extent.

     So long as DTC or its nominee is the registered owner of a global note, DTC or the nominee, as the case may be, will be considered the sole owner or holder of the new notes represented by the global note for all purposes under the indenture. Except as provided below, owners of beneficial interests in a global note will not

        (1) be entitled to have the new notes represented by the global note registered in their names,

        (2) receive or be entitled to receive physical delivery of certificated securities, and

        (3) be considered the owners or holders of the new notes for any purpose, including with respect to the giving of any directions, instruction or approval to the trustee. As a result, the ability of a person having a beneficial interest in new notes represented by a global note to pledge or transfer that interest to persons or entities that do not participate in DTC's system or to otherwise take action with respect to that interest, may be affected by the lack of a physical certificate evidencing the interest.

     Accordingly, each holder owning a beneficial interest in a global note must rely on the procedures of DTC and, if the holder is not a DTC Participant or an Indirect DTC Participant, on the procedures of the DTC Participant through which the holder owns its interest, to exercise any rights of a holder of new notes under the indenture or the global note. IASIS understands that under existing industry practice, in the event IASIS requests any action of holders of new notes or a holder that is an owner of a beneficial interest in a global note desires to take any action that DTC, as the holder of the global note, is entitled to take, DTC would authorize the DTC Participants to take the action and the

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

DTC Participants would authorize holders owning through the DTC Participants to take the action or would otherwise act upon the instruction of the holders. Neither IASIS nor the trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of the new notes by DTC, or for maintaining, supervising or reviewing any records of DTC relating to the new notes.

     Payments of the principal of, premium, if any, and interest on, any new notes represented by a global note registered in the name of DTC or its nominee on the applicable record date will be payable by the trustee to or at the direction of DTC or its nominee in its capacity as the registered holder of the global note representing the new notes. Under the terms of the indenture, IASIS and the trustee may treat the persons in whose names the new notes, including the global notes, are registered as the owners for the purpose of receiving payment and for any and all other purposes whatsoever. As a result, neither IASIS nor the trustee has or will have any responsibility or liability for the payment of amounts due to beneficial owners of interest in the global note, including principal, premium, if any, and interest, or to immediately credit the accounts of the relevant DTC Participants with payment, in amounts proportionate to their respective holdings in principal amount of beneficial interests in the global note as shown on the records of DTC. Payments by the DTC Participants and the Indirect DTC Participants to the beneficial owners of interests in the global note will be governed by standing instructions and customary practice and will be the responsibility of the DTC Participants or the Indirect DTC Participants and DTC.

CERTIFICATED SECURITIES

        (1) If DTC notifies IASIS in writing that it is no longer willing or able to act as a depository or DTC ceases to be registered as a clearing agency under the Exchange Act and IASIS is unable to locate a qualified successor within 90 days,

        (2) IASIS, at its option, notifies the trustee in writing that it elects to cause the issuance of notes issued in the exchange offer in definitive form under the indenture or

        (3) upon the occurrence of other specified events,

then, upon surrender by DTC of its global notes, certificated securities will be issued to each Person that DTC identifies as the beneficial owner of the new notes, represented by the global notes.

     Upon any issuance of this type, the trustee is required to register the certificated securities in the name of the Persons identified as beneficial owners or the nominee of any beneficial owner and cause the same to be delivered to these Persons.

     NO LIABILITY FOR DELAY IN IDENTIFYING BENEFICIAL OWNERS. Neither IASIS nor the trustee will be liable for any delay by DTC or any DTC Participant or Indirect DTC Participant in identifying the beneficial owners of the related new notes and each beneficial owner may conclusively rely on, and will be protected in relying on, instructions from DTC for all purposes, including with respect to the registration and delivery, and the respective principal amounts, of the new notes to be issued.

REGISTRATION RIGHTS; LIQUIDATED DAMAGES

     Holders of the new notes are not entitled to any registration rights with respect to the new notes.

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     The following description summarizes the material provisions of the registration rights agreement and is not complete and is subject to, and is qualified in its entirety by reference to, all of the provisions of the registration rights agreement. We have attached a copy of the registration rights agreement as an exhibit to the registration statement of which this prospectus forms a part and the registration rights agreement is incorporated by reference in this prospectus in its entirety.

     IASIS, the subsidiary guarantors and J. P. Morgan Securities, Inc. entered into the registration rights agreement on October 15, 1999. Under the terms of the registration rights agreement, IASIS and the subsidiary guarantors agreed to file this registration statement with the SEC. Upon the effectiveness of this registration statement, IASIS and the subsidiary guarantors will offer to holders of transfer restricted securities who are able to make specified representations the opportunity to exchange their transfer restricted securities for a like principal amount of new notes and related guarantees, subject to the terms and conditions of the exchange offer described elsewhere in this prospectus.

     Under some circumstances, we have agreed to file with the SEC a shelf registration statement to cover resales of the transfer restricted securities by holders who satisfy certain conditions relating to the provision of information in connection with the shelf registration statement. We will file the shelf registration statement if:

        (1) we are not permitted to complete the exchange offer because the exchange offer is not permitted by applicable law or SEC policy; or

        (2) any holder of transfer restricted securities notifies us prior to the 20th day following completion of the exchange offer that:

             (a) it is prohibited by law or SEC policy from participating in the exchange offer; or

             (b) that it may not resell the new notes acquired in the exchange offer to the public without delivering a prospectus and the prospectus contained in the exchange offer registration statement is not appropriate or available for such resales; or

             (c) that it is a broker-dealer and owns notes acquired directly from us or one of our affiliates.

     We will use our commercially reasonable efforts to cause the applicable registration statement to be declared effective as promptly as possible by the SEC.

     For purposes of the preceding paragraphs, "transfer restricted securities" means each note until the earliest to occur of:

        (1) the date on which the note has been exchanged by a Person other than a broker-dealer for a new note we will issue in the exchange offer;

        (2) following the exchange by a broker-dealer in the exchange offer of an old note for a new note, the date on which the new note is sold to a purchaser who receives from the broker-dealer on or prior to the date of the sale a copy of the prospectus contained in the exchange offer registration statement;

        (3) the date on which the note has been effectively registered under the Securities Act and disposed of in accordance with the shelf registration statement; or

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

        (4) the date on which the note is distributed to the public under Rule 144 under the Securities Act.

     Under the terms of the registration rights agreement, IASIS and the Guarantors agreed to:

        (1) file an exchange offer registration statement with the SEC on or prior to January 13, 2000;

        (2) use their commercially reasonable efforts to have the exchange offer registration statement declared effective by the SEC on or prior to April 12, 2000;

        (3) unless the exchange offer would not be permitted by applicable law or SEC policy,

             (a) use their commercially reasonable efforts to commence the exchange offer; and

             (b) use their commercially reasonable efforts to issue on or prior to 30 business days, or longer if required by the federal securities laws, after the date on which the exchange offer registration statement was declared effective by the SEC, new notes issued in the exchange offer in exchange for all old notes tendered prior to that time in the exchange offer; and

        (4) if obligated to file the shelf registration statement, use their commercially reasonable efforts to file the shelf registration statement with the SEC on or prior to 30 days after such filing obligation arises and to cause the shelf registration to be declared effective by the SEC on or prior to 90 days after that obligation arises.

     The registration rights agreement also requires us to include the prospectus for the exchange offer information necessary to allow broker-dealers who hold notes, other than notes purchased directly from us or one of our affiliates, to exchange the notes in the exchange offer and to satisfy the prospectus delivery requirements in connection with resales of the new notes received by such broker-dealers in the exchange offer.

     This prospectus covers the offer and sale of the new notes in the exchange offer and the resale of new notes received in the exchange offer by any broker-dealer who held notes other than notes purchased directly from us or one of our affiliates.

     We will pay liquidated damages if:

        (1) we fail to file any of the registration statements required by the registration rights agreement on or before the date specified for the required filing; or

        (2) any of the required registration statements is not declared effective by the SEC on or prior to the date specified for effectiveness, referred to as the "effectiveness target date";

        (3) we fail to complete the exchange offer within 30 business days of the effectiveness target date with respect to the registration statement relating to the exchange offer; or

        (4) the shelf registration statement or the registration statement relating to the exchange offer is declared effective but thereafter ceases to be effective or usable in connection with resales of transfer restricted securities during the

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            periods specified in the registration rights agreement. Each event referred to in clauses (1) through (4) above is referred to as a "registration default."

     The amount of liquidated damages will be equal to a per annum rate of 0.50% on the principal amount of notes held by the holder, with respect to the first 90-day period immediately following the occurrence of the first registration default.

     Liquidated damages will increase by an additional per annum rate of 0.25% with respect to each subsequent 90-day period until all registration defaults have been cured, up to a maximum amount of liquidated damages for all registration defaults of 2.00% per annum on the principal amount of notes.

     We will pay all accrued liquidated damages on each interest date in the manner provided for the payment of interest in the indenture. Following the cure of all registration defaults, the accrual of liquidated damages will cease.

     Based on interpretations by the staff of the SEC, as discussed in no-action letters issued to third parties, we believe that you may offer for resale, resell or otherwise transfer the new notes and the related guarantees you receive in the exchange offer without compliance with the registration and prospectus delivery provisions of the Securities Act. Any purchaser of the notes, however, who is either an affiliate of IASIS, a broker-dealer who purchased notes directly from us or one of the affiliates for resale, or who intends to participate in the exchange offer for the purpose of distributing the new notes:

        - will not be able to rely on the interpretation of the staff of the SEC;

        - will not be able to tender its notes in the exchange offer; and

        - must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer of the notes, unless the holder makes the sale or transfer in compliance with an exemption from the requirements.

By tendering your old notes, you represent to us:

        - that you are not an affiliate of IASIS, as defined in Rule 144 under the Securities Act;

        - that you are acquiring any new notes you receive in the exchange offer in the ordinary course of your business; and

        - that at the time of the commencement of the exchange offer, neither you nor, to your knowledge, anyone receiving new notes from you, has any arrangement or understanding with any person to participate in the distribution of the new notes in violation of the Securities Act.

     The SEC has taken the position that participating broker-dealers may fulfill their prospectus delivery requirements with respect to resales of the new notes, other than a resale of an unsold allotment from the original sale of the old notes, by delivering this prospectus to prospective purchasers. IASIS and the subsidiary guarantors have agreed that for a period of 180 days after the date on which the registration statement containing this prospectus is declared effective, they will make this prospectus, as amended or supplemented, available to any participating broker-dealer for use in connection with any resale of the new notes. For further information regarding the obligations of broker-dealers, including the prospectus delivery requirement, see "Plan of Distribution."

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     In the event that we file a shelf registration statement, we will:

        - provide a copy of the prospectus contained in the shelf registration statement to each holder of old notes;

        - notify each holder of old notes when the shelf registration statement has been declared effective; and

        - take other actions as are required to permit unrestricted resales of the old notes.

     If you sell old notes under the shelf registration statement:

        - you must be named as a selling security holder in the prospectus that forms a part of the shelf registration statement;

        - you must deliver a prospectus to any purchasers of your old notes;

        - you will be subject to the civil liability provisions of the Securities Act in connection with such sales; and

        - you will be bound by the provisions of the registration rights agreement that are applicable to holders who sell their old notes under the shelf registration statement, including various indemnification rights and obligations.

In addition, each holder will be required to deliver information to be used in connection with the shelf registration statement and to provide comments on the shelf registration statement within the time periods called for in the notes registration rights agreement in order to have their notes included in the shelf registration statement and to benefit from the provisions regarding liquidated damages.

     Holders of old notes who sell their old notes under a shelf registration statement are subject to various indemnification rights and obligations.

DEFINITIONS

     We have listed below defined terms used in the indenture. We refer you to the indenture for a full disclosure of all these terms, as well as any other capitalized terms we use in this Description of Notes for which we have not provided any definition.

     "ACQUIRED DEBT" means, with respect to any specified Person:

        (1) Indebtedness of any other Person existing at the time the other Person is merged or consolidated with or into or became a Subsidiary of the specified Person, whether or not the Indebtedness is incurred in connection with, or in contemplation of, the other Person merging with or into, or becoming a Subsidiary of, the specified Person; and

        (2) Indebtedness secured by a Lien encumbering any asset acquired by the specified Person.

     "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with the specified Person. For purposes of this definition, "control," as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the Voting Stock of a Person shall be deemed to be control. For purposes of this definition,

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the terms "controlling," "controlled by" and "under common control with" shall have correlative meanings. No Person other than IASIS or any Subsidiary of IASIS in whom a Receivables Subsidiary makes an Investment in connection with a Qualified Receivables Transaction will be deemed to be an Affiliate of IASIS or any of its Subsidiaries solely by reason of that Investment.

     "ASSET SALE" means:

        (1) the sale, lease, conveyance or other disposition of any assets or rights; provided that the sale, conveyance or other disposition of all or substantially all of the assets of IASIS and its Restricted Subsidiaries taken as a whole will be governed by the provisions of the Indenture described above under the caption "--Repurchase at the Option of Holders--Change of Control" or the provisions described above under the caption "--Covenants--Merger, Consolidation or Sale of Assets" and not by the provisions of the Asset Sale covenant; and

        (2) the issuance of Equity Interests by any of IASIS' Restricted Subsidiaries or the sale of Equity Interests in any of IASIS' Subsidiaries.

     Notwithstanding the preceding, the following items shall not be deemed to be Asset Sales:

         (1) any single transaction or series of related transactions that involves assets having a fair market value of less than the greater of (a) $1.0 million and (b) 1% of Consolidated Cash Flow;

         (2) a sale or transfer of assets between or among IASIS and its Restricted Subsidiaries,

         (3) an issuance of Equity Interests by a Restricted Subsidiary to IASIS or to another Restricted Subsidiary;

         (4) the sale or lease of equipment, inventory, accounts receivable or other assets in the ordinary course of business;

         (5) the sale or other disposition of cash or Cash Equivalents;

         (6) a Restricted Payment or Permitted Investment that is permitted by the covenant described above under the caption
             "--Covenants--Restricted Payments";

         (7) the sale, lease, conveyance, disposition or other transfer of (a) the Capital Stock of or any Investment in any Unrestricted Subsidiary or (b) Permitted Investments made in accordance with clause (16) of the definition of Permitted Investments;

         (8) surrender or waiver of contract rights or the settlement, release or surrender of contract, tort or other claims of any kind;

         (9) the licensing of intellectual property in the ordinary course of business;

        (10) granting of Liens not otherwise prohibited by the indenture;

        (11) leases or subleases to third persons in the ordinary course of business that do not interfere in any material respect with the business of IASIS or any of its Restricted Subsidiaries;

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

        (12) sales of accounts receivable and related assets of the type specified in the definition of "Qualified Receivables Transaction" to a Receivables Subsidiary for the fair market value of those accounts receivable and related assets, less amounts required to be established as reserves and customary discounts pursuant to contractual agreements with entities that are not Affiliates of IASIS entered into as part of a Qualified Receivables Transaction;

        (13) transfers of accounts receivable and related assets of the type specified in the definition of "Qualified Receivables Transaction," or a fractional undivided interest of those accounts receivable and related assets, by a Receivables Subsidiary in a Qualified Receivables Transaction; and

        (14) the substantially contemporaneous sale and leaseback of an asset acquired after the date of the indenture; provided that the sale and leaseback occurs within 180 days after the date of the acquisition of the asset by IASIS and its Restricted Subsidiaries.

     "BENEFICIAL OWNER" has the meaning assigned to that term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular "person," as that term is used in Section 13(d)(3) of the Exchange Act, the "person" shall be deemed to have beneficial ownership of all securities that the "person" has the right to acquire by conversion or exercise of other securities, whether the right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition. The terms "Beneficially Owns" and "Beneficially Owned" shall have a corresponding meaning.

     "BOARD OF DIRECTORS" means:

        (1) with respect to a corporation, the board of directors of the corporation;

        (2) with respect to a partnership, the board of directors of the general partner of the partnership; and

        (3) with respect to any other Person, the board or committee of the Person serving a similar function.

     "CAPITAL LEASE OBLIGATION" means, at the time any determination of capital lease obligations is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet in accordance with GAAP.

     "CAPITAL STOCK" means:

        (1) in the case of a corporation, corporate stock;

        (2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents of corporate stock;

        (3) in the case of a partnership or limited liability company, general or limited partnership or membership interests; and

        (4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

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     "CASH EQUIVALENTS" means:

        (1) United States dollars;

        (2) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality of the government, provided that the full faith and credit of the United States is pledged in support of the securities, having maturities of not more than one year from the date of acquisition;

        (3) certificates of deposit, demand and time deposits, eurodollar time deposits, bankers' acceptances with maturities not exceeding one year and overnight bank deposits, in each case, with any lender party to the Credit Agreement or with any domestic commercial bank having capital and surplus in excess of $500.0 million;

        (4) repurchase obligations with a term of not more than one year for underlying securities of the types described in clauses (2) and (3) above entered into with any financial institution meeting the qualifications specified in clause (3) above;

        (5) commercial paper having one of the two highest ratings obtainable from Moody's Investors Service, Inc. or Standard & Poor's Rating Services and in each case maturing within one year after the date of acquisition;

        (6) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality of the state having one of the two highest ratings obtainable from Moody's or S&P and maturing within one year from the date of acquisition thereof; and

        (7) money market funds at least 95% of the assets of which constitute Cash Equivalents of the kinds described in clauses (1) through (6) of this definition.

     "CHANGE OF CONTROL" means the occurrence of any of the following:

        (1) the direct or indirect sale, transfer, conveyance or other disposition, not including a merger or consolidation, in one or a series of related transactions, of all or substantially all of the properties or assets of IASIS and its Restricted Subsidiaries taken as a whole to any "person," as that term is used in Section 13(d)(3) of the Exchange Act, other than to a Principal or a Related Party of a Principal;

        (2) the adoption of a plan relating to the liquidation or dissolution of IASIS;

        (3) the consummation of any transaction, including, without limitation, any merger or consolidation, the result of which is that any "person," as defined above, other than the Principals and their Related Parties, becomes the Beneficial Owner, directly or indirectly, of more than 50% of the Voting Stock of IASIS, measured by voting power rather than number of shares; or

        (4) during any period of two consecutive years, individuals who at the beginning of the period constituted the Board of Directors of IASIS, together with any new directors whose election by the Board of Directors or whose nomination for election by the stockholders of IASIS has been approved by the Principals or a majority of the directors then still in office who either were directors at the beginning of the period or whose election or recommendation

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

            for election was previously so approved, cease to constitute a majority of the Board of Directors of IASIS.

     "CONSOLIDATED CASH FLOW" means, with respect to any specified Person for any period, the Consolidated Net Income of the Person for the period plus:

        (1) an amount equal to any extraordinary gain or loss and any net gain or loss realized by the Person or any of its Restricted Subsidiaries in connection with an Asset Sale, to the extent that the gains or losses were utilized in computing such Consolidated Net Income; plus

        (2) provision for taxes based on income or profits of the Person and its Restricted Subsidiaries for the period, to the extent that provision for taxes was deducted in computing Consolidated Net Income; plus

        (3) consolidated interest expense of the Person and its Restricted Subsidiaries for the period, whether paid or accrued and whether or not capitalized, including, without limitation,

             (a) amortization of debt issuance costs and original issue discount,

             (b) non-cash interest payments,

             (c) the interest component of any deferred payment obligations,

             (d) the interest component of all payments associated with Capital
                 Lease Obligations, and

             (e) commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net of the effect of all payments made or received pursuant to Hedging Obligations, to the extent that any expense was deducted in computing Consolidated Net Income; plus

        (4) fees, costs, charges, and expenses incurred in connection with the Paracelsus Recapitalization and the Tenet Acquisition; plus

        (5) depreciation, amortization including amortization of goodwill and other intangibles, but excluding amortization of prepaid cash expenses that were paid in a prior period, and other non-cash expenses and items, excluding any non-cash expense to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense that was paid in a prior period, of the Person and its Restricted Subsidiaries for the period to the extent that the depreciation, amortization and other non-cash expenses and items were deducted in computing Consolidated Net Income; minus

        (6) non-cash items increasing Consolidated Net Income for the period, other than the accrual of revenue in the ordinary course of business, in each case, on a consolidated basis and determined in accordance with GAAP.

     Notwithstanding the foregoing, the provision for taxes based on the income or profits of, the interest expense of, and the depreciation and amortization and other non-cash items of, a Restricted Subsidiary of a Person shall be added to Consolidated Net Income to compute Consolidated Cash Flow only to the extent and in the same proportion that Net Income of that Restricted Subsidiary was included in calculating the Consolidated Net Income of that Person.

     "CONSOLIDATED NET INCOME" means, with respect to any specified Person for any period, the aggregate of the Net Income of the Person and its Restricted Subsidiaries for

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the period, on a consolidated basis, determined in accordance with GAAP and before dividends on preferred stock; provided that:

         (1) the Net Income, but not loss, of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the specified Person or a Restricted Subsidiary thereof;

         (2) the Net Income of any Restricted Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval that has not been obtained or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary or its stockholders;

         (3) solely for purposes of determining the aggregate amount available for Restricted Payments under clause 3(a) of the Restricted Payments covenant, the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of the acquisition shall be excluded;

         (4) the cumulative effect of a change in accounting principles shall be excluded;

         (5) there shall be added to the Net Income of such Person the amount of any decrease in the deferred tax asset for the period relating to the actual cash tax benefit realized by IASIS, or the consolidated tax group of which IASIS is a member, resulting from the election under Section 338(h)(10) of the Code in respect of the Paracelsus Recapitalization;

         (6) the fees, costs and expenses of the Transactions shall be excluded;

         (7) income or losses attributable to discontinued operations shall be excluded, including, without limitation, operations disposed of during such period whether or not such operations were classified as discontinued;

         (8) all extraordinary gains and losses, non-recurring cumulative effects of accounting changes and, without duplication, non-recurring or unusual gains and losses and all restructuring charges shall be excluded;

         (9) any non-cash charges attributable to applying the purchase method of accounting in accordance with GAAP shall be excluded; and

        (10) non-cash charges relating to employee benefit or other management compensation plans of IASIS or a Restricted Subsidiary, excluding any non-cash charge to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense incurred in a prior period, to the extent that the non-cash charges are deducted in computing Consolidated Net Income; provided, further that if IASIS or any Restricted Subsidiary makes a cash payment in respect of a non-cash charge in any period, the cash payment shall be deducted from the Consolidated Net Income of IASIS for such period without duplication.

     "CREDIT AGREEMENT" means the Credit Agreement, dated as of October 15, 1999, by and among IASIS and Morgan Guaranty Trust Company of New York, as administrative

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agent, and the other lenders that are a party to the Credit Agreement, together with the related documents to the Credit Agreement including, without limitation, any guarantee agreements and security documents, in each case as those agreements may be or have been amended, supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring, including increasing the amount of available borrowings under the Credit Agreement or adding Subsidiaries of IASIS as additional borrowers or guarantors under the Credit Agreement, all or any portion of the Indebtedness under the agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders.

     "CREDIT FACILITIES" means, one or more debt facilities including, without limitation, the Credit Agreement or commercial paper facilities, in each case with banks or other institutional lenders providing for revolving credit loans, term loans, receivables financing, including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against receivables, or letters of credit, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

     "DEFAULT" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

     "DESIGNATED PREFERRED STOCK" means the preferred stock of IASIS, not constituting Disqualified Stock or any preferred stock issued prior to the date of the indenture or any preferred stock issued in exchange or substitution for preferred stock issued prior to the date of the indenture, and is designated as Designated Preferred Stock on or after its date of issuance in accordance with an Officers' Certificate delivered to the trustee on the designation of the preferred stock, the cash proceeds of which are excluded from the calculation provided for in clause 3(b) of the covenant described above under the caption "--Covenants--Restricted Payments."

     "DESIGNATED SENIOR DEBT" means:

          (1) any Indebtedness under or in respect of the Credit Agreement; and

          (2) any other Senior Debt permitted under the Indenture the principal amount of which is $25.0 million or more and that has been designated by IASIS in the instrument or agreement relating to the same as "Designated Senior Debt."

     "DISQUALIFIED STOCK" means any Capital Stock that, by its terms or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder, or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of its holder, in whole or in part, on or prior to the date that is 91 days after the date on which the notes mature, other than for Capital Stock which is not Disqualified Stock. Notwithstanding the preceding sentence, (a) any Capital Stock that would constitute Disqualified Stock solely because its holders have the right to require IASIS to repurchase the Capital Stock upon the occurrence of a change of control or an asset sale shall not constitute Disqualified Stock if the terms of the Capital Stock provide that IASIS may not repurchase or redeem any of the Capital Stock unless the repurchase or redemption complies with the covenant described above under the caption "--Covenants--Restricted Payments," and (b) any Capital Stock that would constitute Disqualified Stock solely because the Capital Stock is issued under an employee benefit plan of IASIS or its Subsidiaries or by a plan to employees and may be required to be repurchased by IASIS

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in order to satisfy applicable statutory or regulatory obligations shall not constitute Disqualified Stock. The amount of Disqualified Stock shall be its mandatory maximum redemption price or liquidation preference, as applicable, plus accrued dividends.

     "DOMESTIC SUBSIDIARY" means any Restricted Subsidiary that was formed under the laws of the United States or any state of the United States or the District of Columbia or that guarantees or otherwise provides direct credit support for any Indebtedness of IASIS or any Guarantor.

     "EQUITY INTERESTS" means Capital Stock and all warrants, options or other rights to acquire Capital Stock, but excluding any debt security that is convertible into, or exchangeable for, Capital Stock.

     "EQUITY OFFERING" means a sale by IASIS of shares of its Capital Stock however designated and whether voting or non-voting, other than Disqualified Stock, and any and all rights, warrants or options to acquire such Capital Stock.

     "EXISTING INDEBTEDNESS" means Indebtedness of IASIS and its Subsidiaries, other than Indebtedness under the Credit Agreement, in existence on the date of the indenture.

     "FIXED CHARGES" means, with respect to any specified Person for any period, the sum, without duplication, of:

          (1) the consolidated interest expense of a Person and its Restricted Subsidiaries for a period, whether paid or accrued, including, without limitation,

             (a) original issue discount,

             (b) non-cash interest payments,

             (c) the interest component of any deferred payment obligations,

             (d) the interest component of all payments associated with Capital
                 Lease Obligations, and

             (e) commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net of the effect of all payments made or received pursuant to Hedging Obligations and excluding amortization of deferred financing costs; plus

          (2) the consolidated interest of a Person and its Restricted Subsidiaries that was capitalized during a period; plus

          (3) any interest expense on Indebtedness of another Person that is Guaranteed by a Person or one of its Restricted Subsidiaries or secured by a Lien on assets of that Person or one of its Restricted Subsidiaries, whether or not the Guarantee or Lien is called upon; plus

          (4) the product of

             (a) all dividends paid, whether or not in cash, on any series of
                 Disqualified Stock or Designated Preferred Stock of a Person or any of its Restricted Subsidiaries, other than dividends on Equity Interests payable solely in Equity Interests of IASIS, other than Disqualified Stock, or to IASIS or a Restricted Subsidiary of IASIS, times

             (b) a fraction, (x) the numerator of which is one and(y) the denominator of which is one minus the then current combined federal, state and local statutory tax rate of the Person, expressed as a decimal, in each case, on a consolidated basis and in accordance with GAAP.

     "FIXED CHARGE COVERAGE RATIO" means with respect to any specified Person for any period, the ratio of the Consolidated Cash Flow of the Person and its Restricted

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Subsidiaries for a period to the Fixed Charges of the Person and its Restricted
Subsidiaries for a period. In the event that the specified Person or any of its Restricted Subsidiaries incurs, assumes, Guarantees, repays, repurchases or redeems any Indebtedness, other than ordinary working capital borrowings, or issues, repurchases or redeems preferred stock subsequent to the commencement of the period for which the Fixed Charge Coverage Ratio is being calculated and on or prior to the "Calculation Date" on which the event for which the calculation of the Fixed Charge Coverage Ratio is made, then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to the incurrence, assumption, Guarantee, repayment, repurchase or redemption of Indebtedness, or the issuance, repurchase or redemption of preferred stock, and the use of the proceeds therefrom as if the same had occurred at the beginning of the applicable four-quarter reference period.

     In addition, for purposes of calculating the Fixed Charge Coverage Ratio:

          (1) acquisitions that have been made by the specified Person or any of its Restricted Subsidiaries, including through mergers or consolidations and including any related financing transactions, during the four-quarter reference period or subsequent to the reference period and on or prior to the Calculation Date shall be given pro forma effect as if they had occurred on the first day of the four-quarter reference period and Consolidated Cash Flow for the reference period shall be calculated on a pro forma basis in accordance with Regulation S-X under the Securities Act, but without giving effect to clause (3) of the proviso contained in the definition of Consolidated Net Income;

          (2) the Consolidated Cash Flow attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, shall be excluded; and

          (3) the Fixed Charges attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, shall be excluded, but only to the extent that the obligations giving rise to the Fixed Charges will not be obligations of the specified Person or any of its Restricted Subsidiaries following the Calculation Date.

     "GAAP" means generally accepted accounting principles in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in any other statements by another entity as have been approved by a significant segment of the accounting profession, which are in effect on the date of the indenture.

     "GUARANTEE" means a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements, of all or any part of any Indebtedness.

     "GUARANTORS" means each Restricted Subsidiary that executes a Subsidiary Guarantee in accordance with the provisions of the indenture and their respective successors and assigns; provided that upon the release of the Subsidiary Guarantee under the Indenture, the Person shall cease to be a Guarantor.

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     "HEDGING OBLIGATIONS" means, with respect to any specified Person, the obligations of the Person under:

          (1) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements; and

          (2) other agreements or arrangements designed to protect the Person against fluctuations in interest rates, currency exchange rates or commodity prices.

     "HOSPITAL" means a hospital, outpatient clinic, long-term care facility, medical office building or other facility, business or other asset that is used or useful in or related to the provision of healthcare services.

     "HOSPITAL SWAP" means an exchange of assets and, to the extent necessary to equalize the value of the assets being exchanged, cash by IASIS or a Restricted Subsidiary for one or more Hospitals and/or one or more Related Businesses or for 100% of the Capital Stock of any Person owning or operating one or more Hospitals or one or more Related Businesses, provided that cash does not exceed 20% of the sum of the amount of the cash and the fair market value of the Capital Stock or assets received or given by IASIS or a Restricted Subsidiary in the transaction, unless the excess cash is applied in accordance with the requirements of the third paragraph of the "Asset Sales" covenant.

     "IASIS MERGER" means the merger of Iasis Healthcare Corporation, a Tennessee corporation, into IASIS on or prior to the date of the indenture.

     "INDEBTEDNESS" means, without duplication with respect to any specified Person, any indebtedness of the Person, whether or not contingent, in respect of:

          (1) borrowed money;

          (2) evidenced by bonds, notes, debentures or similar instruments or letters of credit or reimbursement agreements in respect of the letters of credit;

          (3) banker's acceptances;

          (4) representing Capital Lease Obligations;

          (5) the balance deferred and unpaid of the purchase price of any property, except any balance that constitutes an accrued expense or trade payable; or

          (6) representing the net obligations under any Hedging Obligations, if and to the extent any of the preceding items, other than letters of credit and Hedging Obligations, would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term "Indebtedness" includes all Indebtedness of others secured by a Lien on any asset of the specified Person, whether or not the Indebtedness is assumed by the specified Person, and, to the extent not otherwise included, the Guarantee by the specified Person of any indebtedness of any other Person.

     The amount of any Indebtedness outstanding as of any date shall be:

          (1) the accreted value thereof, in the case of any Indebtedness issued with original issue discount; or

          (2) the principal amount thereof in the case of all other
     Indebtedness.

     "INVESTMENTS" means, with respect to any Person, all direct or indirect investments by a Person in other Persons, including Affiliates, in the forms of loans, including Guarantees or other obligations, advances or capital contributions, but excluding commission, travel,

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relocation, payroll, entertainment and similar advances to officers and employees made in the ordinary course of business, purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

     If IASIS or any Subsidiary of IASIS sells or otherwise disposes of any Equity Interests of any direct or indirect Subsidiary of IASIS so that, after giving effect to any sale or disposition, that Person is no longer a Subsidiary of IASIS, IASIS shall be deemed to have made an Investment on the date of the sale or disposition equal to the fair market value of the Equity Interests of the Subsidiary not sold or disposed of in an amount determined as provided in the final paragraph of the covenant described above under the caption "--Covenants--Restricted Payments." The acquisition by IASIS or any Subsidiary of IASIS of a Person that holds an Investment in a third Person shall be deemed to be an Investment by IASIS or the Subsidiary in the third Person in an amount equal to the fair market value of the Investment held by the acquired Person in that third Person in an amount determined as provided in the final paragraph of the covenant described above under the caption "--Covenants--Restricted Payments." The outstanding amount of any Investment shall be the original cost of the Investment, reduced by all returns on the Investment, including dividends, interest, distributions, returns of principal and profits on sale.

     "JLL HOSPITAL MERGER" means the merger of JLL Hospital, LLC into IASIS on or prior to the date of the indenture.

     "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of the asset, whether or not filed, recorded or otherwise perfected under applicable law, including

        (a) any conditional sale or other title retention agreement,

        (b) any lease,

        (c) any option or other agreement to sell or give a security interest in and

        (d) except in connection with any Qualified Receivables Transaction, any filing of or agreement to give any financing statement under the Uniform Commercial Code or equivalent statutes of any jurisdiction.

     "LIQUIDATED DAMAGES" means all liquidated damages then owing in accordance with Section 5 of the registration rights agreement.

     "NET INCOME" means, with respect to any specified Person, the net income or loss of the Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends, excluding, however:

          (1) any gain or loss, together with any related provision for taxes on the gain or loss, realized in connection with: (a) any Asset Sale; or (b) the disposition of any securities by the Person or any of its Restricted Subsidiaries or the extinguishment of any Indebtedness of the Person or any of its Restricted Subsidiaries; and

          (2) any extraordinary gain or loss, together with any related provision for taxes on extraordinary gain or loss.

     "NET PROCEEDS" means the aggregate cash proceeds received by IASIS or any of its Restricted Subsidiaries in respect of any Asset Sale, including, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received in any

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Asset Sale, net of the direct costs relating to the Asset Sale, including, without limitation, legal, accounting and investment banking fees, and sales commissions, and any relocation expenses incurred as a result thereof, taxes paid or payable as a result thereof, in each case, after taking into account any available tax credits or deductions and any tax sharing arrangements, and amounts required to be applied to the repayment of Indebtedness, other than Indebtedness under a Credit Facility, secured by a Lien on the asset or assets that were the subject of such Asset Sale and any reserve for adjustment in respect of the sale price of such asset or assets established in accordance with GAAP.

     "NON-RECOURSE DEBT" means Indebtedness:

          (1) as to which neither IASIS nor any of its Restricted Subsidiaries

             (a) provides credit support of any kind, including any undertaking, agreement or instrument that would constitute Indebtedness, other than the pledge of the stock of an Unrestricted Subsidiary; provided that the pledge otherwise constitutes Non-Recourse Debt,

             (b) is directly or indirectly liable as a guarantor or otherwise,
                 or

             (c) constitutes the lender;

          (2) no default with respect to which, including any rights that the holders may have to take enforcement action against an Unrestricted Subsidiary, would permit upon notice, lapse of time or both any holder of any other Indebtedness, other than the notes, of IASIS or any of its Restricted Subsidiaries to declare a default on other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity; and

          (3) as to which the lenders of the Indebtedness have been notified in writing or have agreed in writing in the agreement relating to the Indebtedness or otherwise that they will not have any recourse to the stock or assets of IASIS or any of its Restricted Subsidiaries.

     "OBLIGATIONS" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

     "PARACELSUS RECAPITALIZATION" means the recapitalization of IASIS, which at the time of the recapitalization was a wholly owned Subsidiary of Paracelsus Healthcare Corporation that owned hospital assets located in Utah, under the recapitalization agreement, dated as of August 16, 1999.

     "PERMITTED BUSINESS" means any business

        (1) which is the same, similar, ancillary or related to any of the businesses that IASIS and its Restricted Subsidiaries are engaged in on the date of the indenture or

        (2) in the healthcare industry.

     "PERMITTED INVESTMENTS" means:

         (1) any Investment in, including Guarantees of the obligations of, IASIS or a Restricted Subsidiary of IASIS;

         (2) any Investment in Cash Equivalents;

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         (3) any Investment by IASIS or any Restricted Subsidiary of IASIS in a
             Person, if as a result of the Investment:

              (a) the Person becomes a Restricted Subsidiary of IASIS; or

              (b) the Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, IASIS or a Restricted Subsidiary of IASIS;

         (4) any Investment made as a result of the receipt of non-cash consideration from an Asset Sale that was made under and in compliance with the covenant described above under the caption "--Repurchase at the Option of Holders--Asset Sales";

         (5) any acquisition of assets, including Capital Stock, solely in exchange for the issuance of Equity Interests, other than Disqualified Stock, of IASIS;

         (6) Hedging Obligations;

         (7) loans and advances made to and guarantees provided for the benefit of officers and employees of IASIS and its Restricted Subsidiaries in the ordinary course of business not to exceed $5.0 million in the aggregate at any one time outstanding;

         (8) Investments in prepaid expenses, negotiable instruments held for collection and lease, utility and workers compensation, performance and similar deposits entered into as a result of the operations of the business in the ordinary course of business;

         (9) Investments in securities of trade debtors or customers received under any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of the trade debtors or customers or in good faith settlement of delinquent obligations of the trade debtors or customers;

        (10) obligations of one or more officers or other employees of IASIS or any of its Restricted Subsidiaries in connection with the officer's or employee's acquisition of shares of common stock of IASIS so long as no cash or other assets are paid by IASIS or any of its Restricted Subsidiaries to the officers or employees in connection with the acquisition of any obligations;

        (11) Investments in any of the notes;

        (12) receivables owing to IASIS or any Restricted Subsidiary created in the ordinary course of business;

        (13) the acquisition by a Receivables Subsidiary in connection with a Qualified Receivables Transaction of Equity Interests of a trust or other Person established by the Receivables Subsidiary to effect the Qualified Receivables Transaction; and any other Investment by IASIS or a Subsidiary of IASIS in a Receivables Subsidiary or any Investment by a Receivables Subsidiary in any other Person in connection with a Qualified Receivables Transaction customary for the transactions;

        (14) Physician Support Obligations;

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        (15) in the event IASIS or a Restricted Subsidiary shall establish a
             Subsidiary for the purpose of insuring the healthcare businesses or facilities owned or operated by IASIS, any Subsidiary, any physician employed by or on the medical staff of any business or facility of this type, known as the "Insurance Subsidiary," Investments in an amount which do not exceed the minimum amount of capital required under the laws of the jurisdiction in which the Insurance Subsidiary is formed, and any Investment by the Insurance Subsidiary which is a legal investment for an insurance company under the laws of the jurisdiction in which the Insurance Subsidiary is formed and made in the ordinary course of business and rated in one of the four highest rating categories;

        (16) other Investments in any Person having an aggregate fair market value as measured on the date each Investment was made and without giving effect to subsequent changes in value, when taken together with all other Investments made pursuant to this clause (16) that are at the time outstanding not to exceed an amount equal to the greater of (x) $30.0 million and (y) 3% of Total Assets; and

        (17) Investments in connection with Hospital Swaps.

     "PERMITTED JUNIOR SECURITIES" means debt or equity securities of IASIS or any successor corporation issued pursuant to a plan of reorganization or readjustment of IASIS that are subordinated to the payment of all then outstanding Senior Debt of IASIS at least to the same extent that the notes are subordinated to the payment of all Senior Debt of IASIS on the date of the indenture, so long as:

        (1) the effect of the use of this defined term in the subordination provisions contained in the indenture is not to cause the notes to be treated as part of:

             (a) the same class of claims as the Senior Debt of IASIS; or

             (b) any class of claims equal in ranking with, or senior to, the
                 Senior Debt of IASIS for any payment or distribution in any case or proceeding or similar event relating to the liquidation, insolvency, bankruptcy, dissolution, winding up or reorganization of IASIS; and

        (2) to the extent that any Senior Debt of IASIS outstanding on the date of consummation of any such plan of reorganization or readjustment is not paid in full in cash or Cash Equivalents, other than Cash Equivalents of the type referred to in clauses (3) and (4) of the Cash Equivalents definition, on that date, either:

             (a) the holders of any Senior Debt not so paid in full in cash or
                 Cash Equivalents, other than Cash Equivalents of the type referred to in clauses (3) and (4) of the Cash Equivalents definition have consented to the terms of the plan of reorganization or readjustment; or

             (b) the holders receive securities which constitute Senior Debt of
                 IASIS which are guaranteed by guarantees constituting Senior Debt of each Guarantor and which have been determined by the relevant court to constitute satisfaction in full in money or money's worth of any Senior Debt of IASIS and any related Senior Debt of the Guarantors not paid in full in cash or Cash Equivalents, other than Cash Equivalents of the

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                 type referred to in clauses (3) and (4) of the Cash Equivalents definition.

     "PERMITTED LIENS" means:

         (1) Liens of IASIS and any Guarantor securing Senior Debt that was permitted by the terms of the Indenture to be incurred;

         (2) Liens in favor of IASIS or the Guarantors;

         (3) Liens on property of a Person existing at the time such Person is merged with or into or consolidated with or is acquired by, IASIS or any Subsidiary of IASIS; provided that those Liens were in existence prior to the contemplation of the merger, consolidation or acquisition and do not extend to any assets other than those of the Person merged into, consolidated with or acquired by IASIS or the Subsidiary;

         (4) Liens on property existing at the time of acquisition of the property by IASIS or any Subsidiary of IASIS, provided that those Liens were in existence prior to the contemplation of the acquisition;

         (5) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business;

         (6) Liens to secure Indebtedness, including Capital Lease Obligations, permitted by clause (4) of the second paragraph of the covenant entitled "--Covenants--Incurrence of Indebtedness and Issuance of Preferred Stock" covering only the assets acquired, constructed or improved with the Indebtedness;

         (7) Liens existing on the date of the indenture;

         (8) Liens for taxes, assessments or governmental charges or claims that
             (a) are not yet delinquent or (b) are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded, provided that in the case of clause (b), any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made;

         (9) Liens incurred in the ordinary course of business of IASIS or any Subsidiary of IASIS with respect to obligations that do not exceed $5.0 million at any one time outstanding;

        (10) security for the payment of workers' compensation, unemployment insurance, other social security benefits or other insurance-related obligations, including, but not limited to, in respect of deductibles, self-insured retention amounts and premiums and adjustments to those amounts and premiums, entered into in the ordinary course of business;

        (11) deposits or pledges in connection with bids, tenders, leases and contracts, other than contracts for the payment of money, entered into in the ordinary course of business;

        (12) zoning restrictions, easements, licenses, reservations, provisions, covenants, conditions, waivers, restrictions on the use of property or minor irregularities of title and, with respect to leasehold interests, mortgages, obligations, liens and other encumbrances incurred, created, assumed or permitted to

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             exist and arising by, through or under a landlord or owner of the leased property, with or without consent of the lessee, none of which interferes in any material respect with the ordinary conduct of the business of IASIS or any of its Subsidiaries or materially impairs the use of any parcel of property;

        (13) deposits or pledges to secure public or statutory obligations, progress payments, surety and appeal bonds or other obligations of like nature incurred in the ordinary course of business;

        (14) survey title exceptions, title defects, encumbrances, easements, reservations of, or rights of others for, rights of way, sewers, electric lines, telegraph or telephone lines and other similar purposes or zoning or other restrictions as to the use of real property not materially interfering with the ordinary conduct of the business of IASIS and its Subsidiaries taken as a whole;

        (15) Liens arising by operation of law in favor of landlords, mechanics, carriers, warehousemen, materialmen, laborers, employees, suppliers or the like, incurred in the ordinary course of business for sums which are not yet delinquent or are being contested in good faith by negotiations or by appropriate proceedings which suspend the collection thereof;

        (16) leases, subleases, licenses or sublicenses to third parties entered into in the ordinary course of business;

        (17) Liens securing any Permitted Refinancing Indebtedness so long as the Lien securing the Permitted Refinancing Indebtedness is limited to all or part of the same property or assets, plus improvements, accessions, proceeds or dividends or distributions, that secured, or under written arrangements could secure, the original Indebtedness; or incurred in respect of any Indebtedness secured by, or securing any refinancing, refunding, extension, renewal or replacement, in whole or in part, of any other obligation secured by, any other Permitted Liens, provided that any new Lien of this type is limited to all or part of the same property or assets, plus improvements, accessions, proceeds or dividends or distributions, that secured, or, under the written arrangements under which the original Lien arose could secure, the obligations to which Liens of this type relate;

        (18) Liens securing Hedging Obligations;

        (19) Liens arising out of judgments, decrees, orders or awards in respect of which IASIS shall in good faith be prosecuting an appeal or proceedings for review which appeal or proceedings shall not have been finally terminated, or if the period within which the appeal or proceedings may be initiated shall not have expired;

        (20) Liens on Capital Stock of an Unrestricted Subsidiary that secure Indebtedness or other obligation of the Unrestricted Subsidiary; and

        (21) Liens incurred in connection with a Qualified Receivables Transaction, which in the case of IASIS and its Restricted Subsidiaries that are not Receivables Subsidiaries shall be limited to receivables and related assets referred to in the definition of Qualified Receivables Transaction.

     "PERMITTED REFINANCING INDEBTEDNESS" means any Indebtedness of IASIS or any of its Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used to

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extend, refinance, renew, replace, defease or refund other Indebtedness of IASIS or any of its Restricted Subsidiaries, other than intercompany Indebtedness; provided that:

        (1) the principal amount, or accreted value, if applicable, of the Permitted Refinancing Indebtedness does not exceed the principal amount, or accreted value, if applicable, of the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded, plus all accrued interest on the Indebtedness and the amount of all fees, commissions, discounts, costs, expenses and premiums incurred in connection with the Indebtedness;

        (2) if the Indebtedness is not Senior Debt, either

             (a) the Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded or

             (b) all scheduled payments on or in respect of the Permitted
                 Refinancing Indebtedness, other than interest payments, shall be at least 91 days following the final scheduled maturity of the notes; and if the Indebtedness is Senior Debt and has a final stated maturity later than the final stated maturity of the notes, the Permitted Refinancing Indebtedness has a final stated maturity later than the final stated maturity of the notes;

        (3) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is subordinated in right of payment to the notes, the Permitted Refinancing Indebtedness is subordinated in right of payment to, the notes on terms at least as favorable to the holders of notes as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; and

        (4) the Indebtedness is incurred either by IASIS or any Guarantor or by the Restricted Subsidiary who is the obligor on the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded.

     "PERSON" means any

        (1) individual,

        (2) corporation,

        (3) partnership,

        (4) joint venture,

        (5) association,

        (6) joint-stock company,

        (7) trust, unincorporated organization,

        (8) limited liability company or

        (9) government or other entity.

     "PHYSICIAN SUPPORT OBLIGATION" means a loan to or on behalf of, or a guarantee of indebtedness of, a physician or healthcare professional providing service to patients in the

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service area of a Hospital or other health care facility operated by IASIS or any of its Restricted Subsidiaries made or given by IASIS or any Subsidiary of IASIS

             (a) in the ordinary course of its business and

             (b) under the terms of a written agreement having a period not to exceed five years.

     "PRINCIPALS" means Joseph Littlejohn & Levy, Inc., referred to as JLL, investment funds managed by JLL, partners of JLL, an entity controlled by any of the foregoing and/or by a trust of the type described hereafter, and/or a trust for the benefit of any of the foregoing.

     "QUALIFIED RECEIVABLES TRANSACTION" means any transaction or series of transactions entered into by IASIS or any of its Subsidiaries under which IASIS or any of its Subsidiaries sells, conveys or otherwise transfers to:

        (1) a Receivables Subsidiary, in the case of a transfer by IASIS or any of its Subsidiaries, which transfer may be effected through IASIS or one or more Subsidiaries; and

        (2) any other Person in the case of a transfer by a Receivables Subsidiary, or grants a security interest in, any accounts receivable, instruments, chattel paper, general intangibles and similar "Receivables" of IASIS or any of its Subsidiaries, and any related assets, including, without limitation, all collateral securing the Receivables, all contracts, contract rights and all guarantees or other obligations in respect of the Receivables, proceeds of the Receivables and any other assets which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions of this type;

provided that a Receivables Subsidiary participating in a Qualified Receivables Transaction shall meet the requirements delineated in the definition of "Receivables Subsidiary."

     "RECAPITALIZATION REFINANCING" means the debt refinancing in connection with the Paracelsus Recapitalization and Tenet Acquisition.

     "RECEIVABLES SUBSIDIARY" means a Subsidiary of IASIS which engages in no activities other than in connection with the financing of accounts receivable and which is designated by the Board of Directors of IASIS as a Receivables Subsidiary

     (a) no portion of the Indebtedness or any other Obligations (contingent or otherwise) of which:

        (1) is guaranteed by IASIS or any Subsidiary of IASIS, excluding guarantees of Obligations, other than the principal of, and interest on, Indebtedness, in accordance with representations, warranties, covenants and indemnities entered into in the ordinary course of business in connection with a Qualified Receivables Transaction;

        (2) is recourse to or obligates IASIS or any Subsidiary of IASIS in any way other than in accordance with representations, warranties, covenants and indemnities customarily entered into in connection with a Qualified Receivables Transaction; or

        (3) subjects any property or asset of IASIS or any Subsidiary of IASIS, other than accounts receivable and related assets as delineated in the definition of

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            "Qualified Receivables Transaction," directly or indirectly, contingently or otherwise, to the satisfaction of the Indebtedness, other than in accordance with representations, warranties, covenants and indemnities customarily entered into in connection with a Qualified Receivables Transaction;

     (b) with which neither IASIS nor any Subsidiary of IASIS has any material contract, agreement, arrangement or understanding other than on terms no less favorable to IASIS or such Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of IASIS, other than as may be customary in a Qualified Receivables Transaction including for fees payable in the ordinary course of business in connection with servicing accounts receivable; and

     (c) with which neither IASIS nor any Subsidiary of IASIS has any obligation to maintain or preserve such Subsidiary's financial condition or cause the Subsidiary to achieve certain levels of operating results. Any such designation by the Board of Directors of IASIS will be evidenced to the trustee by filing with the trustee a certified copy of the resolution of the Board of Directors of IASIS giving effect to the designation and an Officers' Certificate certifying that the designation complied with the foregoing conditions.

     "REFINANCING DISQUALIFIED STOCK" means any Disqualified Stock of IASIS issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace or refund other Disqualified Stock of IASIS; provided that:

     (1) the amount of the Refinancing Disqualified Stock does not exceed the amount of the Disqualified Stock so extended, refinanced, renewed, replaced or refunded, plus all accrued dividends on the Disqualified Stock and the amount of all fees, commissions, discounts, costs, expenses and premiums incurred in connection with the Disqualified Stock; and

     (2) either

        (a) the Refinancing Disqualified Stock by its terms, or upon the happening of any event, matures or is mandatorily redeemable in accordance with a sinking fund obligation or otherwise at the option of the holder, in whole or in part, on or later than the final maturity date of, or date that by its terms, or upon the happening of any event, matures, or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise at the option of the holder, in whole or in part, of, the Disqualified Stock being extended, refinanced, renewed, replaced or refunded or

        (b) all scheduled payments on or in respect of the Refinancing Disqualified Stock, other than dividend payments, shall be at least 91 days following the final scheduled maturity of the notes.

     "REFINANCING PREFERRED STOCK" means any preferred stock of IASIS issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace or refund other preferred stock of IASIS; provided that:

     (1) the amount of the Refinancing Preferred Stock does not exceed the amount of the preferred stock so extended, refinanced, renewed, replaced or refunded, plus all accrued dividends on the Refinancing Preferred Stock and the amount of all fees, commissions, discounts, costs, expenses and premiums incurred in connection with the Refinancing Preferred Stock; and

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

     (2) the Refinancing Preferred Stock is not Disqualified Stock.

     "REFINANCING SUBSIDIARY PREFERRED STOCK" means any preferred stock of any Restricted Subsidiary of IASIS issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace or refund other preferred stock of the Restricted Subsidiary; provided that:

     (1) the amount of the Refinancing Subsidiary Preferred Stock does not exceed the amount of the preferred stock so extended, refinanced, renewed, replaced or refunded, plus all accrued dividends on the Refinancing Subsidiary Preferred Stock and the amount of all fees, commissions, discounts, costs, expenses and premiums incurred in connection with the Refinancing; and

     (2) such Refinancing Subsidiary Preferred Stock is not Disqualified Stock.

     "RELATED BUSINESS" means a healthcare business affiliated or associated with a Hospital or any business related or ancillary to the provision of healthcare services or information or the investment in, or the management, leasing or operation of, a Hospital.

     "RELATED PARTY" means:

     (1) any controlling stockholder, 80% or more owned Subsidiary, or immediate family member, in the case of an individual, of any Principal; or

     (2) any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or Persons beneficially holding an 80% or more controlling interest of which consist of any one or more Principals or any other Persons referred to in the immediately preceding clause (1).

     "REPRESENTATIVE" means the indenture trustee or other trustee, agent or representative in respect of any Designated Senior Debt; provided that if, and for so long as, any Designated Senior Debt lacks a representative of this type, then the Representative for the Designated Senior Debt shall at all times constitute the holders of a majority in outstanding principal amount of the Designated Senior Debt in respect of any Designated Senior Debt.

     "RESTRICTED INVESTMENT" means an Investment other than a Permitted Investment.

     "RESTRICTED SUBSIDIARY" of a Person means any Subsidiary of the Person referred to that is not an Unrestricted Subsidiary.

     "SENIOR DEBT" means:

     (1) all Indebtedness outstanding under all Credit Facilities, all Hedging Obligations, and guarantees of the Hedging Obligations, with respect to the Credit Facilities of IASIS and the Guarantors, whether outstanding on the date of the indenture or incurred after that date;

     (2) any other Indebtedness incurred by IASIS and the Guarantors, unless the instrument under which the Indebtedness is incurred expressly provides that it is on a parity with or subordinated in right of payment to the notes or the Subsidiary Guarantees, as the case may be; and

     (3) all Obligations with respect to the items listed in the preceding clauses (1) and (2), including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect to the Obligation, whether or not the interest is an allowed claim under applicable law.

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     Notwithstanding anything to the contrary in the preceding, Senior Debt will not include:

     (1) any liability for federal, state, local or other taxes owed or owing by IASIS or the Guarantors;

     (2) any Indebtedness of IASIS or any Guarantor to any of its Subsidiaries;

     (3) any trade payables; or

     (4) the portion of any Indebtedness that is incurred in violation of the indenture but only to the extent so incurred.

     "SIGNIFICANT SUBSIDIARY" means any Subsidiary that would be a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, under the Securities Act, as is in effect on the date hereof.

     "STATED MATURITY" means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which the payment of interest or principal was scheduled to be paid in the original documentation governing the Indebtedness, and shall not include any contingent obligations to repay, redeem or repurchase any interest of this type or principal prior to the date originally scheduled for the payment of principal or interest.

     "SUBSIDIARY" means, with respect to any specified Person:

     (1) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled, without regard to the occurrence of any contingency, to vote in the election of directors, managers or trustees is at the time owned or controlled, directly or indirectly, by a Person or one or more of the other Subsidiaries of that Person or a combination of both; and

     (2) any partnership

        (a) the sole general partner or the managing general partner of which is the Person or a Subsidiary of that Person or

        (b) the only general partners of which are the Person or one or more Subsidiaries of that Person or any combination of both.

     "SUBSIDIARY GUARANTEE" means the Guarantee of the notes by a Guarantor.

     "TENET ACQUISITION" means the acquisition of some acute care hospitals located in Arizona, Florida and Texas, from Tenet Healthcare Corporation, by IASIS, by means of the asset sale agreement, dated as of August 15, 1999.

     "TOTAL ASSETS" means the total consolidated assets of IASIS and its Restricted Subsidiaries shown on the most recent consolidated balance sheet of IASIS and its Restricted Subsidiaries.

     "TRANSACTIONS" means the Paracelsus Recapitalization, the Recapitalization Refinancing, the Tenet Acquisition, the JLL Hospital Merger and the IASIS Merger.

     "UNRESTRICTED SUBSIDIARY" means any Subsidiary of IASIS that is designated by the Board of Directors as an Unrestricted Subsidiary by resolution of the Board of Directors of IASIS, but only to the extent that the Subsidiary:

     (1) has no Indebtedness other than Non-Recourse Debt;

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

     (2) is not party to any agreement, contract, arrangement or understanding with IASIS or any Restricted Subsidiary of IASIS unless the terms of any agreement, contract, arrangement or understanding of this type are no less favorable to IASIS or the Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of IASIS;

     (3) is a Person with respect to which neither IASIS nor any of its Restricted Subsidiaries has any direct or indirect obligation

        (a) to subscribe for additional Equity Interests or

        (b) to maintain or preserve the Person's financial condition or to cause the Person to achieve any specified levels of operating results; and

     (4) has not guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of IASIS or any of its Restricted Subsidiaries;

     except in the case of clause (3) or (4), to the extent

        (a) that IASIS or the Restricted Subsidiary could otherwise provide a guarantee or incur such Indebtedness other than as Permitted Debt under "--Covenants--Incurrence of Indebtedness and Issuance of Preferred Stock" above and

        (b) the provision of the guarantee and the incurrence of indebtedness otherwise would be permitted under "--Covenants--Restricted Payments" above.

     Any designation of a Subsidiary of IASIS as an Unrestricted Subsidiary shall be evidenced to the trustee by filing with the trustee a certified copy of the resolution of the Board of Directors of IASIS giving effect to the designation and an Officers' Certificate certifying that the designation complied with the preceding conditions and was permitted by the covenant described above under the caption "--Covenants--Restricted Payments." If, at any time, any Unrestricted Subsidiary would fail to meet the preceding requirements as an Unrestricted Subsidiary, it shall thereafter cease to be an Unrestricted Subsidiary for purposes of the indenture and any Indebtedness of the Subsidiary shall be deemed to be incurred by a Restricted Subsidiary of IASIS as of that date and, if the Indebtedness is not permitted to be incurred as of that date under the covenant described under the caption "--Covenants--Incurrence of Indebtedness and Issuance of Preferred Stock," IASIS shall be in default of that covenant. The Board of Directors of IASIS may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that the designation shall be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of IASIS of any outstanding Indebtedness of the Unrestricted Subsidiary and the designation shall only be permitted if

     (1) the Indebtedness is permitted under the covenant described under the caption "--Covenants--Incurrence of Indebtedness and Issuance of Preferred Stock," calculated on a pro forma basis as if the designation had occurred at the beginning of the four-quarter reference period; and

     (2) no Default or Event of Default would be in existence following the designation.

     "VOTING STOCK" of any Person as of any date means the Capital Stock of the Person that is at the time entitled to vote in the election of the Board of Directors of the Person.

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     "WEIGHTED AVERAGE LIFE TO MATURITY" means, when applied to any Indebtedness at any date, the number of years obtained by dividing:

     (1) the sum of the products obtained by multiplying

        (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, by

        (b) the number of years calculated to the nearest one-twelfth that will elapse between the relevant date and the making of the payment; by

     (2) the then outstanding principal amount of the Indebtedness.

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                         DESCRIPTION OF PREFERRED STOCK


     Our board of directors is authorized to issue up to 550,000 shares of preferred stock in series and with designations and rights as the board determines. In connection with the acquisition of hospitals and related facilities from Tenet Healthcare Corporation, we authorized the issuance of up to 500,000 shares of Series A preferred stock and in connection with the merger we authorized the issuance of up to 50,000 shares of Series B preferred stock. The Series A preferred stock and the Series B preferred stock are identical in all respects, except as we describe below. 160,000 shares of Series A preferred stock and 5,311 of Series B preferred stock will be outstanding following the acquisition of hospitals and related facilities from Tenet Healthcare Corporation and the merger. We must mandatorily redeem the Series A preferred stock on October 15, 2010 and we must mandatorily redeem the Series B preferred stock on October 15, 2020, in each case, for $1,000 per share plus all accrued and unpaid dividends to the redemption date or as soon after the applicable redemption date as will be permitted by our then-existing debt agreements. The preferred stock has a liquidation preference over the common stock equal to the redemption price of $1,000 per share plus all accrued and unpaid dividends. Dividends on the preferred stock are payable when, as and if declared by our board of directors and will accrue at the rate of 16.0% per annum from their date of issuance. No dividends or distributions may be made on the common stock unless and until all accrued and unpaid dividends are first paid to the holders of the preferred stock. Without the consent of the holders of a majority of the outstanding preferred stock, we may not enter into any merger, consolidation or other business combination, unless and until the preferred stock is repurchased for an amount equal to $1,000 per share plus all accrued and unpaid dividends on the preferred stock. Except as required by law or as described above, the holders of the preferred stock are not entitled to vote on any matter submitted to a vote of the stockholders. The redemption of, and payment of cash dividends on, the preferred stock is restricted by the terms of our credit facility and the indenture. For a description of the ownership of the preferred stock, see "Stock Ownership of Beneficial Owners and Management" on page 105.


                              PLAN OF DISTRIBUTION

     Each broker-dealer that receives new notes for its own account in the exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of the new notes. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of new notes received in exchange for old notes where the old notes were acquired as a result of market-making activities or other trading activities. IASIS has agreed that for a period of 180 days after the exchange offer is consummated, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with resales of the new notes. All resales must be made in compliance with state securities or blue sky laws. IASIS assumes no responsibility with regard to compliance with these requirements.

     IASIS will not receive any proceeds from any sale of new notes by broker-dealers. New notes received by broker-dealers for their own account in the exchange offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the new notes or a combination of these methods of resale, at market prices prevailing at the time of resale, at prices related to those prevailing market prices or negotiated prices. Any resale of the new notes may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from the broker-dealer or the purchasers or both of the new notes. Any broker-dealer that resells new notes that the

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broker-dealer received for its own account in the exchange offer and any broker or dealer that participates in a distribution of the new notes may be deemed to be an "underwriter" within the meaning of the Securities Act. Any profit on any resale of new notes and any commissions or concessions received by any persons deemed to be underwriters may be deemed to be underwriting compensation under the Securities Act. The enclosed letter of transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     For a period of 180 days after the exchange offer is consummated, IASIS will promptly send additional copies of this prospectus and any amendment or supplement to this prospectus to any broker-dealer that requests these documents from the exchange agent. IASIS has agreed to pay all expenses incident to the exchange offer, other than commissions or concessions of any brokers or dealers, and will indemnify the holders of the new notes, including any broker-dealers, against specific liabilities, including liabilities under the Securities Act.

     We may use this prospectus, as we may amend or supplement it from time to time, in connection with any additional exchange offers. These additional exchange offers may take place from time to time until all outstanding old notes have been exchanged for new notes, subject to the terms and conditions contained in the prospectus and the letter of transmittal we distribute in connection with these additional exchange offers.

                                 LEGAL MATTERS

     Skadden, Arps, Slate, Meagher & Flom LLP will pass upon the legality of the new notes we are offering by this prospectus.

                                    EXPERTS

     Ernst & Young LLP, independent auditors, have audited the combined financial statements of the Paracelsus Utah Facilities, as of September 30, 1999 and December 31, 1998 and for the nine months ended September 30, 1999 and for each of the two years in the period ended December 31, 1998 as shown in their report included in this prospectus. We have included the combined financial statements of the Paracelsus Utah Facilities in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

     The combined financial statements of the Tenet Hospitals as of May 31, 1999 and 1998, and for each of the years in the three-year period ended May 31, 1999, have been included herein and in the registration statement in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere in this prospectus, and upon the authority of said firm as experts in accounting and auditing.

     Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of IASIS Healthcare Corporation (the management company) as of September 30, 1999 and 1998 and for the year ended September 30, 1999 and the period from February 23, 1998 (date of inception) through September 30, 1998 as shown in their report included in this prospectus. We have included the consolidated financial statements of IASIS Healthcare Corporation (the management company) in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

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                             AVAILABLE INFORMATION

     We and our subsidiary guarantors have filed with the SEC a registration statement on Form S-4 of which this prospectus forms a part, under the Securities Act, in connection with our offering of the new notes. As permitted by the rules and regulations of the SEC, this prospectus does not contain all of the information in the registration statement. You will find additional information about IASIS, the subsidiary guarantors and the new notes in the registration statement. Any statements made in this prospectus concerning the provisions of legal documents are not necessarily complete and you should read the documents that are filed as exhibits to the registration statement.

     As a result of the exchange offer, IASIS will become subject to the informational requirements of the Exchange Act and will file periodic reports, statements and other information with the SEC. We do not expect that the subsidiary guarantors will be subject to the informational requirements of the Exchange Act. You may inspect and copy the registration statement, including exhibits, and, when filed, our periodic reports, statements and other information filed with the SEC at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's regional offices located at 7 World Trade Center, New York, New York 10048 and at Citicorp Center, 500 West Madison Street (Suite
1400), Chicago, Illinois 60661. Copies may be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The SEC also maintains a Web site at http://www.sec.gov which will contain, when filed, our reports, statements and other information filed with the SEC.

     If we are not required to be subject to the reporting requirements of the Exchange Act in the future, we will be required under the indenture for the new notes and the old notes to continue to file with the SEC and to furnish to holders of the new notes and the old notes the reports, statements and other information specified in Sections 13 and 15(d) of the Exchange Act, including annual reports containing audited consolidated financial statements of IASIS and quarterly reports containing unaudited condensed consolidated financial data for the first three quarters of each fiscal year.

              INDEX TO UNAUDITED AND AUDITED FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----

IASIS Healthcare Corporation (Unaudited):
  Consolidated and Combined Balance Sheets as of December
     31, 1999 and September 30, 1999........................   F-2
  Consolidated and Combined Statements of Operations........   F-3
  Consolidated and Combined Statements of Cash Flows........   F-4
  Notes to Consolidated and Combined Financial Statements...   F-5
Paracelsus Utah Facilities (Subsidiaries of Paracelsus
  Healthcare Corporation) and Predecessor Companies:
  Report of Independent Auditors............................  F-14
  Combined Balance Sheets as of September 30, 1999 and
     December 31, 1998......................................  F-15
  Combined Statements of Operations and Changes in
     Shareholder's Deficit..................................  F-16
  Combined Statements of Cash Flows.........................  F-17
  Notes to Combined Financial Statements....................  F-18

Tenet Hospitals:
  Independent Auditors' Report..............................  F-32
  Combined Balance Sheets -- May 31, 1999 and 1998..........  F-33
  Combined Statements of Income and Changes in Ownership
     Equity -- Three years ended May 31, 1999...............  F-34
  Combined Statements of Cash Flows -- Three years ended May
     31, 1999...............................................  F-35
  Notes to Combined Financial Statements -- Three years
     ended May 31, 1999.....................................  F-36

IASIS Healthcare Corporation (the management company):
  Report of Independent Auditors............................  F-50
  Consolidated Balance Sheets as of September 30, 1999 and
     1998...................................................  F-51
  Consolidated Statements of Operations.....................  F-52
  Consolidated Statements of Changes in Stockholders'
     Equity.................................................  F-53
  Consolidated Statements of Cash Flows.....................  F-54
  Notes to Consolidated Financial Statements................  F-55

                          IASIS HEALTHCARE CORPORATION

                    CONSOLIDATED AND COMBINED BALANCE SHEETS
               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                               PREDECESSOR
                                                                              -------------
                                                                              SEPTEMBER 30,
                                                              DECEMBER 31,        1999
                                                                  1999          (NOTE 1)
                                                              ------------    -------------
                                                              (UNAUDITED)
ASSETS
Current assets:
  Cash and cash equivalents.................................   $  24,613        $     --
  Accounts receivable, net of allowance for doubtful
     accounts of $20,658 (unaudited) at December 31, 1999
     and $10,850 at September 30, 1999......................     110,362          19,674
  Supplies..................................................      21,541           4,501
  Note receivable...........................................          --           2,125
  Prepaid expenses and other current assets.................      23,725           2,158
                                                               ---------        --------
     Total current assets...................................     180,241          28,458
Property and equipment:
  Land and improvements.....................................      37,936          15,200
  Buildings and improvements................................     287,161         112,694
  Equipment.................................................     158,809          65,525
  Construction in progress (estimated cost to complete and
     equip after December 31, 1999 -- $9,400)...............      13,998          10,923
                                                               ---------        --------
                                                                 497,904         204,342
Less: Accumulated depreciation..............................     (74,911)        (67,415)
                                                               ---------        --------
                                                                 422,993         136,927
Goodwill and other intangible assets, net of accumulated
  amortization
  of $8,770 (unaudited) at December 31, 1999 and $6,521 at
  September 30, 1999........................................     230,974          46,988
Deferred debt financing costs, net of accumulated
  amortization of $525 (unaudited) at December 31, 1999.....      24,835              --
Other assets................................................       3,686             886
                                                               ---------        --------
     Total assets...........................................   $ 862,729        $213,259
                                                               =========        ========
LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current liabilities:
  Accounts payable..........................................   $  25,949        $ 15,739
  Due to government third parties...........................          --             930
  Accrued liabilities:
     Accrued salaries and benefits..........................       8,579           5,229
     Medical claims payable.................................      18,001           1,030
     Other..................................................      16,774           1,142
  Other current liabilities.................................      20,641              --
  Current maturities of long-term debt and capital lease
     obligations............................................       7,536             701
                                                               ---------        --------
     Total current liabilities..............................      97,480          24,771
Due to Paracelsus...........................................          --         270,814
Long-term debt and capital lease obligations................     553,753             798
Other long-term liabilities.................................       1,864              --
Minority interest...........................................       1,900           1,461
Series A Preferred Stock -- $.01 par value, authorized
  500,000 shares; 160,000 shares issued and outstanding at
  December 31, 1999 (liquidation preference value of
  $165,333 at December 31, 1999)............................     163,999              --
Series B Preferred Stock -- $.01 par value, authorized
  50,000 shares; 5,311 shares issued and outstanding at
  December 31, 1999 (liquidation preference value of $5,488
  at December 31, 1999).....................................       5,444              --
Shareholders' Equity (Deficit):
  Common stock -- $.01 par value, authorized 5,000,000
  shares; 1,371,490 shares issued and outstanding at
  December 31, 1999.........................................          14              --
  Additional paid-in capital................................     284,930              --
  Treasury stock (at cost)..................................    (155,025)             --
  Accumulated deficit.......................................     (91,630)        (84,585)
                                                               ---------        --------
     Total Shareholders' equity (deficit)...................      38,289         (84,585)
                                                               ---------        --------
     Total liabilities and shareholders' equity (deficit)...   $ 862,729        $213,259
                                                               =========        ========

See accompanying notes.

                          IASIS HEALTHCARE CORPORATION

               CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)

                                                               (UNAUDITED)     (UNAUDITED)
                                                              THREE MONTHS     THREE MONTHS
                                                                  ENDED           ENDED
                                                              DECEMBER 31,     DECEMBER 31,
                                                                  1999             1998
                                                              -------------    ------------
Net revenue.................................................  $    179,290     $     45,390
Costs and expenses:
  Salaries and benefits.....................................        62,217           16,462
  Supplies..................................................        26,372            6,383
  Other operating expenses..................................        50,855           10,470
  Provision for bad debts...................................        13,450            3,654
  Interest..................................................        14,375            3,662
  Depreciation and amortization.............................        10,196            3,164
  Allocated management fees.................................            --            1,647
  Recapitalization costs....................................         3,442               --
                                                              ------------     ------------
     Total costs and expenses...............................       180,907           45,442
                                                              ------------     ------------
Loss from continuing operations before minority interests
  and income taxes..........................................        (1,617)             (52)
Minority interests..........................................           (92)              14
                                                              ------------     ------------
Loss from continuing operations before income taxes.........        (1,525)             (66)
Provision for income taxes..................................            --               --
                                                              ------------     ------------
Net loss....................................................        (1,525)    $        (66)
Accretion of Preferred Stock dividends......................         5,510               --
Accretion of Preferred Stock discount.......................            10               --
                                                              ------------     ------------
Net loss attributable to common shareholders................  $     (7,045)    $        (66)
                                                              ============     ============

See accompanying notes.

                          IASIS HEALTHCARE CORPORATION

               CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                    (UNAUDITED)            (UNAUDITED)
                                                                   THREE MONTHS           THREE MONTHS
                                                                ENDED DECEMBER 31,     ENDED DECEMBER 31,
                                                                       1999                   1998
                                                                -------------------    -------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss....................................................         $  (1,525)              $   (66)
Adjustments to reconcile net loss to net cash provided by
  (used in) operating activities:
  Depreciation and amortization.............................            10,196                 3,164
  Minority interests........................................               (92)                   14
  Changes in operating assets and liabilities, net of the
     effect of acquisitions:
     Accounts receivable....................................           (81,968)                5,009
     Supplies, prepaid expenses and other current assets....           (15,925)                 (200)
     Accounts payable and other accrued liabilities.........            22,168                   297
                                                                     ---------               -------
Net cash provided by (used in) operating activities.........           (67,146)                8,218
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment.........................            (9,175)               (3,915)
Payments for acquisitions, net..............................          (434,424)                   --
(Increase) decrease in other assets.........................            (1,487)                   16
                                                                     ---------               -------
Net cash used in investing activities.......................          (445,086)               (3,899)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of preferred stock...................           160,000                    --
Repurchase of common stock..................................          (155,025)                   --
Proceeds from senior bank debt borrowings...................           330,000                    --
Proceeds from issuance of senior subordinated notes.........           230,000                    --
Payment of debt and capital leases..........................              (230)                 (461)
Common and preferred stock issuance costs incurred..........            (2,540)                   --
Debt financing costs incurred...............................           (25,360)                   --
Net decrease in due to Paracelsus...........................                --                (6,378)
                                                                     ---------               -------
Net cash provided by (used in) financing activities.........           536,845                (6,839)
                                                                     ---------               -------
Increase (decrease) in cash and cash equivalents............            24,613                (2,520)
Cash and cash equivalents at beginning of the period........                 0                 4,005
                                                                     ---------               -------
Cash and cash equivalents at end of the period..............         $  24,613               $ 1,485
                                                                     =========               =======
Supplemental disclosure of noncash investing and financing
  activities:
  Effect of acquisitions, net:
     Assets acquired, net of cash...........................         $ 490,420               $    --
     Liabilities assumed....................................           (46,536)                   --
     Issuance of preferred and common stock, net............            (9,460)                   --
                                                                     ---------               -------
          Payments for acquisitions, net....................         $ 434,424               $    --
                                                                     =========               =======

See accompanying notes.

                          IASIS HEALTHCARE CORPORATION

            NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

NOTE 1. BASIS OF PRESENTATION

     The consolidated and combined financial statements include the accounts of IASIS Healthcare Corporation ("IASIS" or "the Company") (formerly known as Paracelsus Utah Facilities) and its wholly owned subsidiaries and have been prepared in accordance with generally accepted accounting principles for interim financial reporting and in accordance with Rule 10-01 of Regulation S-X. Accordingly, they do not include all of the information and notes required by generally accepted accounting principles for complete financial statements.

     In the opinion of management, the accompanying unaudited consolidated and combined statements contain all adjustments (consisting of normal recurring items) necessary for a fair presentation of results for the interim periods presented. The results of operations for any interim period are not necessarily indicative of results for the full year. The combined balance sheet of the Company at September 30, 1999 has been derived from audited financial statements, but does not include all disclosures required by generally accepted accounting principles. The consolidated and combined financial statements and footnote disclosures should be read in conjunction with the September 30, 1999 audited combined financial statements and the notes thereto of Paracelsus Utah Facilities.

     The combined financial statements included herein as of September 30, 1999 and for the three-month period ended December 31, 1998 have been prepared on the push-down basis of the historical cost of Paracelsus Healthcare Corporation ("Paracelsus") and, accordingly, may not be indicative of the financial position, results of operations and cash flows of the Company which might have occurred had it been an independent stand-alone entity during the periods presented.

     IASIS is a for-profit hospital management company with operations in select markets in the United States. IASIS' facilities are currently located in four regions: (1) Salt Lake City, Utah; (2) Phoenix, Arizona; (3) Tampa-St. Petersburg, Florida; and (4) three markets within the State of Texas. IASIS either owns or operates 15 general, acute care hospitals and four ambulatory surgery centers, with a total of 2,144 operating beds. The Company focuses on networks of medium-sized hospitals, each with 100 to 400 beds. The Company also operates a Medicaid managed health plan called Health Choice in Phoenix, Arizona.

     The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the accompanying consolidated and combined financial statements and notes. Actual results could differ from those estimates.

RECLASSIFICATIONS

     Certain prior period amounts have been reclassified in order to conform to current period presentation. Such reclassifications had no material effect on the financial position and results of operations as previously reported.

                          IASIS HEALTHCARE CORPORATION

NOTE 2. RECAPITALIZATION AND ACQUISITION TRANSACTIONS

RECAPITALIZATION

     Effective October 8, 1999, Paracelsus and unrelated third parties recapitalized the Paracelsus Utah Facilities, valued at $288.0 million, subject to a working capital adjustment. The recapitalization transaction resulted in Paracelsus retaining a minority interest at an implied value of $8.0 million in a preexisting Paracelsus subsidiary (HoldCo) to which the ownership interests in the Paracelsus Utah Facilities had been transferred. Subsequent to the recapitalization, HoldCo changed its name to IASIS Healthcare Corporation and changed its fiscal year end to September 30th.

     As part of the recapitalization, the unrelated third parties purchased $125.0 million of IASIS' common stock from Paracelsus and IASIS purchased $155.0 million of its own stock from Paracelsus which is being held as treasury stock as of December 31, 1999. IASIS' $155.0 million purchase of its own stock was financed with a $160.0 million credit facility which was subsequently repaid concurrent with the Company's issuance of preferred stock, offering of Senior Subordinated Notes and borrowing under a credit facility. Legal, accounting and other related charges of $3.4 million associated with the recapitalization have been expensed as incurred.

THE TENET ACQUISITION

     Effective October 15, 1999, IASIS acquired ten acute care hospitals and other related facilities and assets (Tenet hospitals) from Tenet Healthcare Corporation for $428.3 million in cash, net of a preliminary working capital adjustment of $18.9 million, but that value may later change due to a final working capital adjustment. The purchase price of $447.2 million was reduced by an estimated $18.9 million for unaudited working capital as of August 31, 1999. The final working capital adjustment will be based upon the difference between the estimated working capital of $18.9 million as of August 31, 1999 and the actual working capital determined as of the closing date, October 15, 1999. IASIS is in the process of determining the final working capital adjustment with Tenet and expects to finalize the adjustment during the quarter ended June 30, 2000. Any difference between the estimated working capital as of August 31, 1999 and the actual working capital as of October 15, 1999 will be recorded as an adjustment to goodwill recognized in the Tenet acquisition.

MANAGEMENT COMPANY ACQUISITION

     Concurrent with the acquisition of the hospitals and related facilities from Tenet Healthcare Corporation, Iasis Healthcare Corporation (management company), a Tennessee corporation, which was originally formed by members of our current management to acquire and operate hospitals and related businesses, was merged with and into a wholly-owned subsidiary of IASIS, with IASIS' subsidiary as the surviving entity. In the merger, shareholders of management company received shares of our common stock and preferred stock with a total value of $9.5 million.

                          IASIS HEALTHCARE CORPORATION

OTHER INFORMATION

     The following table summarizes the allocation of the aggregate purchase price of the acquisitions (in thousands):

                                                                  MANAGEMENT
                                               TENET HOSPITALS     COMPANY       TOTAL
                                               ---------------    ----------    --------
Purchase price, including direct costs of
  acquisition................................     $435,735          $9,460      $445,195
Assets acquired..............................      305,703             963       306,666
Liabilities assumed..........................      (46,386)           (151)      (46,537)
                                                  --------          ------      --------
Net assets acquired..........................      259,317             812       260,129
                                                  --------          ------      --------
Goodwill.....................................     $176,418          $8,648      $185,066
                                                  ========          ======      ========

     Purchase price adjustments have not been finalized as of December 31, 1999 and are subject to working capital settlements and receipt of independent appraisals of the assets acquired. Direct costs of acquisitions of $4.4 million were capitalized as a component of the purchase price and primarily include legal services and professional and accounting services.

     The acquisition of Tenet hospitals and the management company were accounted for using the purchase method of accounting. The operating results of the acquired companies have been included in the accompanying Consolidated Statement of Operations from the October 15, 1999 date of acquisition.

     In connection with the recapitalization and the acquisitions, IASIS has not assumed any liability or obligation due to payors including private insurers and government payors such as the Medicare and Medicaid programs. IASIS also did not assume any cost report reimbursements, settlements, repayments, or fines, if any, to the extent they relate to periods prior to the respective closing dates of such transactions. The agreements with Tenet Healthcare Corporation and Paracelsus Healthcare Corporation include customary indemnifications and hold harmless provisions for any damages incurred by the Company related to these types of excluded liabilities.

     The recapitalization transaction was effected pursuant to the terms of a recapitalization agreement. Under the terms of the recapitalization agreement, the purchase price paid by JLL Healthcare, LLC, one of IASIS' current principals, in connection with the recapitalization is subject to a post-closing working capital adjustment. The post-closing working capital adjustment represents an adjustment to the purchase price paid and is based upon the difference between an estimate of working capital as of the closing date and the working capital actually purchased as of the closing date of October 8, 1999. Any positive or negative working capital adjustment will be recorded as either an increase or decrease, respectively, in the opening equity resulting from the Paracelsus recapitalization. IASIS settled the working capital adjustment for $1.0 million which was received on March 21, 2000. The settlement will result in an adjustment to opening equity to be recorded during the quarter ended March 31, 2000 and will have no impact on IASIS' results of operations.

                          IASIS HEALTHCARE CORPORATION

PRO FORMA RESULTS

     The following represents the unaudited pro forma results of consolidated operations as if the acquisitions of Tenet hospitals and the management company had occurred as of October 1, 1998, after giving effect to certain adjustments, including the depreciation and amortization of the assets acquired, changes in net interest expense resulting from changes in consolidated debt, and changes in overhead expenses:

                                                 THREE MONTHS ENDED    THREE MONTHS ENDED
                                                 DECEMBER 31, 1999     DECEMBER 31, 1998
                                                    (THOUSANDS)           (THOUSANDS)
                                                 ------------------    ------------------
Operating revenues.............................       $202,144              $183,500
Net loss.......................................       $ (6,283)             $ (1,774)

     The pro forma information given above does not purport to be indicative of what actually would have occurred if the acquisitions had occurred as of the date assumed, and is not intended to be a projection of the impact on future results or trends.

NOTE 3. LONG-TERM DEBT

     Long-term debt consists of the following (in thousands):

                                                   DECEMBER 31,    SEPTEMBER 30,
                                                       1999            1999
                                                   ------------    -------------
Bank Facilities..................................    $330,000         $   --
Senior Subordinated Notes........................     230,000             --
Capital lease obligations........................       1,289          1,499
                                                     --------         ------
                                                      561,289          1,499
Less current maturities..........................       7,536            701
                                                     --------         ------
                                                     $553,753         $  798
                                                     ========         ======

BANK FACILITIES

     Under a credit facility dated October 15, 1999, a syndicate of lenders made a total of $455.0 million available to the Company in the form of an $80.0 million Tranche A term loan, a $250.0 million Tranche B term loan and a $125.0 million revolving credit facility (collectively the "Bank Facilities").

     As of December 31, 1999, the Tranche A and Tranche B term loans were fully drawn. The proceeds from the Tranche A and Tranche B term loans together with proceeds from the offering of the Senior Subordinated Notes and the issuance of preferred stock were used for the following purposes:

     - repay in its entirety a $200.0 million credit facility of which approximately $160.0 million was outstanding in connection with the recapitalization transaction,

     - finance a portion of the acquisition of hospitals and related facilities from Tenet Healthcare Corporation,

     - fund an opening cash balance required for working capital and

                          IASIS HEALTHCARE CORPORATION

     - pay related fees and expenses associated with the recapitalization and acquisition transactions.

     The $125.0 million revolving credit facility is available for working capital and other general corporate purposes, and any outstanding amounts thereunder will be due and payable on October 15, 2005. No amounts were outstanding under the revolving credit facility as of December 31, 1999.

     The Tranche A term loan matures on October 15, 2005. The Tranche B term loan matures on October 15, 2007. Repayments under the term loans are due in quarterly installments. There will be no substantial amortization of the Tranche B term loan until the sixth year. In addition, the loans under the credit facility are subject to mandatory prepayment under specific circumstances, including from a portion of excess cash flow and the net proceeds of specified casualty events, asset sales and debt issuances, each subject to various exceptions. The loans under the credit facility bear interest at variable rates at fixed margins above either Morgan Guaranty Trust Company of New York's alternate base rate or its reserve-adjusted LIBOR. The weighted average interest rate on the Bank Facilities was approximately 10.6% at December 31, 1999. The Company also pays a commitment fee equal to .5% of the average daily amount available under the revolving credit facility.

     The credit facility requires that the Company comply with various financial ratios and tests and contains covenants limiting the Company's ability to, among other things, incur debt, engage in acquisitions or mergers, sell assets, make investments or capital expenditures, make distributions or stock repurchases and pay dividends. The credit facility is guaranteed by the Company's subsidiaries. These guarantees are secured by a pledge of substantially all of the subsidiaries' assets.

SENIOR SUBORDINATED NOTES

     On October 13, 1999, the Company issued $230.0 million in Senior Subordinated Notes maturing on October 15, 2009 and bearing interest at 13% per annum (the "Notes"). Interest is payable semi-annually. The Notes are unsecured obligations and are subordinated in right of payment to all existing and future senior indebtedness of the Company.

     If a change of control occurs, as defined in the indenture, each holder of the Notes will have the right to require the Company to repurchase all or any part of that holder's Notes pursuant to the terms of the indenture. Except as described above with respect to a change of control, the Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.

     The Notes are guaranteed jointly and severally by all of the Company's subsidiaries ("Subsidiary Guarantors"). The Company is a holding company with no operations apart from its ownership of the Subsidiary Guarantors. At December 31, 1999, all of the Subsidiary Guarantors were wholly owned and fully and unconditionally guaranteed the Notes. The Company has not presented separate financial statements and other disclosures concerning each subsidiary guarantor because it has determined that such information is not material to investors.

                          IASIS HEALTHCARE CORPORATION

     The indenture for the Notes contains certain covenants, including but not limited to, restrictions on new indebtedness, asset sales, capital expenditures, dividends and the ability to merge or consolidate.

OTHER LONG-TERM DEBT INFORMATION

     Maturities of long-term debt at December 31, 1999 are as follows (in thousands):

2000........................................................     7,536
2001........................................................    10,628
2002........................................................    19,375
2003........................................................    28,125
2004........................................................    28,750
Thereafter..................................................   466,875
                                                              --------
                                                               561,289
                                                              ========

NOTE 4. PREFERRED STOCK

     Concurrent with the acquisition of hospitals and related facilities from Tenet Healthcare Corporation, the Company issued 160,000 shares of Series A preferred stock for proceeds, net of issuance costs, of $158.7 million. In connection with the merger with the management company, the Company issued 5,311 shares of Series B preferred stock valued at $5.3 million. Issuance costs of $1.3 million and $44,000 were recorded against the aggregate preference value of the Series A and Series B preferred stock, respectively, and will be accreted over 11 years and 21 years, respectively. Accretion for the period ended December 31, 1999 was $10,000. The Series A preferred stock and the Series B preferred stock (collectively referred to as preferred stock) are identical in all respects, except as provided below. The Series A preferred stock is mandatorily redeemable on October 15, 2010 and the Series B preferred stock is mandatorily redeemable on October 15, 2020, in each case, for $1,000 per share plus all accrued and unpaid dividends to the redemption date or as soon thereafter as will not be prohibited by then-existing debt agreements. The preferred stock has a liquidation preference over the common stock equal to the redemption price of $1,000 per share plus all accrued and unpaid dividends. Dividends on the preferred stock are payable when, as and if declared by the board of directors and will accrue at the rate of 16.0% per annum from their date of issuance. No dividends or distributions may be made on the common stock unless and until all accrued and unpaid dividends are first paid to the holders of the preferred stock.

     Without the consent of the holders of a majority of the outstanding preferred stock, the Company may not enter into any merger, consolidation or other business combination, unless and until the preferred stock is repurchased for an amount equal to $1,000 per share plus all accrued and unpaid dividends thereon. Except as required by law or as described above, the holders of the preferred stock are not entitled to vote on any matter submitted to a vote of the stockholders. The redemption of, and payment of cash dividends on, the preferred stock is restricted by the terms of the credit facility and the Senior Subordinated Notes indenture.

                          IASIS HEALTHCARE CORPORATION

NOTE 5. SHAREHOLDERS' EQUITY

     The consolidated balance sheet as of December 31, 1999 includes adjustments to reflect certain transactions in connection with the recapitalization and the acquisitions of Tenet hospitals and the management company. The changes to stockholders' equity are as follows (in thousands except share amounts):

                                                                                 SHAREHOLDER'S
                                   COMMON STOCK                                   DEFICIT OF
                                 -----------------   ADDITIONAL                  FORMER PARENT
                                              PAR     PAID-IN     TREASURY    COMPANY/ACCUMULATED
                                  SHARES     VALUE    CAPITAL       STOCK           DEFICIT           TOTAL
                                 ---------   -----   ----------   ---------   -------------------   ---------
Balance at September 30,
  1999.........................         --    $--     $     --    $      --        $(84,585)        $ (84,585)
Recapitalization:
  Effect of recapitalization...  1,330,000     14      280,781           --              --           280,795(a)
  Repurchase of common stock
    held by
    Paracelsus.................         --     --           --     (155,025)             --          (155,025)
Acquisition of management
  company......................     41,490     --        4,149           --              --             4,149
Net loss.......................         --     --           --           --          (1,525)           (1,525)
Accretion of preferred stock
  discount.....................         --     --           --           --             (10)              (10)
Accretion of preferred stock
  dividends....................         --     --           --           --          (5,510)           (5,510)
                                 ---------    ---     --------    ---------        --------         ---------
                                 1,371,490    $14     $284,930    $(155,025)       $(91,630)        $  38,289
                                 =========    ===     ========    =========        ========         =========

(a)  Net assets contributed by former parent company gross of shareholders deficit of former parent company.............  $281,947
     Less: Costs of common stock issuances.......................    (1,152)
                                                                   --------
     Increase in equity of Company as result of
       recapitalization..........................................  $280,795
                                                                   ========

     The recapitalization transaction resulted in Paracelsus retaining 80,000 shares of the Company valued at $8.0 million and an outside investor acquiring from Paracelsus 1,250,000 shares for $125.0 million (see Note 2).

     Prior to the recapitalization, all equity accounts of the Company were combined and reported as Shareholder's Deficit of Former Parent Company due to the Company's status as a combination of subsidiaries of Paracelsus Healthcare Corporation.

     At December 31, 1999, the Company had no stock options outstanding. All previously outstanding stock options were cancelled in connection with the recapitalization and acquisition of the management company. The Company expects to establish a stock option plan during 2000.

NOTE 6. SEGMENT DISCLOSURES

     In June 1997, the Financial Accounting Standards Board issued Statements of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS 131 establishes standards for the way that public business enterprises report information about operating segments in annual financial statement and requires that these enterprises report selected information about operating

                          IASIS HEALTHCARE CORPORATION
segments in interim financial reports. IASIS' primary business is providing health care services through its acute care hospitals and related healthcare businesses. IASIS' chief operating decision maker, as that term is defined in the accounting standard, regularly reviews financial information about each of its hospitals for assessing performance and allocating resources. IASIS' acute care hospitals and related health care businesses are all similar in their business activities and the economic environments in which they operate (i.e., urban markets). Accordingly, IASIS' reportable operating segments consist of (1) acute care hospitals and related healthcare businesses, collectively, and (2) its Medicaid managed health plan, Health Choice. Prior to the acquisition of the Tenet hospitals, including Health Choice, management had determined that the Company did not have separately reportable segments as defined under SFAS 131.

                                                  ACUTE CARE    HEALTH
THREE MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED)   SERVICES     CHOICE      TOTAL
------------------------------------------------  ----------    -------    --------
                                                       (DOLLARS IN THOUSANDS)
Net patient service revenues...................    $161,055     $    --    $161,055
Capitation premiums............................          --      18,974      18,974
Revenues between segments......................        (739)         --        (739)
                                                   --------     -------    --------
  Net operating revenues.......................    $160,316     $18,974    $179,290
                                                   ========     =======    ========
Interest expense...............................      14,375          --      14,375
Depreciation and amortization..................      10,158          38      10,196
Provision for income taxes.....................          --          --          --
Net income (loss)..............................    $ (2,398)    $   873    $ (1,525)
Total assets...................................    $860,431     $ 2,298    $862,729
                                                   ========     =======    ========
Capital expenditures...........................    $  9,169     $     6    $  9,175
                                                   ========     =======    ========

NOTE 7. RECENTLY ISSUED ACCOUNTING STANDARDS

NEW ACCOUNTING STANDARDS

     In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities. This statement establishes comprehensive accounting and reporting standards for derivative instruments and hedging activities that require a company to record the derivative instruments at fair value in the balance sheet. Furthermore, the derivative instrument must meet specific criteria or the change in its fair value is to be recognized in earnings in the period of change. To achieve hedge accounting treatment the derivative instrument needs to be part of a well-documented hedging strategy that describes the exposure to be hedged, the objective of the hedge and a measurable definition of its effectiveness in hedging the exposure. In July 1999, the FASB issued Statement of Financial Accounting Standards No. 137, Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133, which requires the adoption of SFAS 133 in fiscal years beginning after June 15, 2000. Adoption of FASB No. 133 is not expected to have a material adverse effect on IASIS's financial statements.

                          IASIS HEALTHCARE CORPORATION

     In March and in April 1998, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued two Statements of Position that are effective for financial statements for fiscal years beginning after December 15, 1998, which will apply to IASIS beginning with its fiscal year ended September 30, 2000. SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," provides guidance on the circumstances under which the costs of certain computer software should be capitalized and/or expensed. SOP 98-5, "Reporting on the Costs of Start-Up Activities," requires such costs to be expensed as incurred instead of capitalized and amortized. IASIS' adoption of SOPs 98-1 and 98-5 did not have a material impact on its operations.

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors
Paracelsus Healthcare Corporation

     We have audited the accompanying combined balance sheets of PHC-Salt Lake City, Inc., Paracelsus Pioneer Valley Hospital, Inc., Pioneer Valley Health Plan, Inc., PHC-Jordan Valley, Inc., Paracelsus PHC Regional Medical Center, Inc., Paracelsus Davis Hospital, Inc., PHC Utah, Inc., Clinicare of Utah, Inc., and PHC/Psychiatric Healthcare Corporation (collectively the "Paracelsus Utah Facilities" or the "Company"), all of which are wholly owned subsidiaries of Paracelsus Healthcare Corporation as of September 30, 1999 and December 31, 1998, and the related combined statements of operations and changes in shareholder's deficit and cash flows for the nine month period ended September 30, 1999, and each of the two years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of the Paracelsus Utah Facilities at September 30, 1999 and December 31, 1998, and the combined results of their operations and their cash flows for the nine month period ended September 30, 1999, and each of the two years in the period ended December 31, 1998, in conformity with accounting principles generally accepted in the United States.

                                              ERNST & YOUNG LLP

Houston, Texas
November 12, 1999

                           PARACELSUS UTAH FACILITIES
              (SUBSIDIARIES OF PARACELSUS HEALTHCARE CORPORATION)

                            COMBINED BALANCE SHEETS

                                                              SEPTEMBER 30,    DECEMBER 31,
                                                                  1999             1998
                                                              -------------    ------------
ASSETS
Current assets:
  Cash and cash equivalents.................................  $         --     $  1,485,222
  Accounts receivable, net of allowance for doubtful
     accounts: 1999 -- $10,850,000; 1998 -- $12,637,000.....    19,673,625       24,730,251
  Supplies..................................................     4,501,201        4,278,132
  Note receivable...........................................     2,125,000               --
  Prepaid expenses and other current assets.................     2,157,706        2,880,353
                                                              ------------     ------------
     Total current assets...................................    28,457,532       33,373,958
Property and equipment:
  Land and improvements.....................................    15,200,127       14,726,526
  Buildings and improvements................................   112,694,063      111,855,814
  Equipment.................................................    65,525,370       62,933,215
  Construction in progress (estimated cost to complete and
     equip after September 30, 1999 -- $5,897,000)..........    10,923,188        1,485,627
                                                              ------------     ------------
                                                               204,342,748      191,001,182
Less: Accumulated depreciation..............................   (67,415,717)     (59,575,856)
                                                              ------------     ------------
                                                               136,927,031      131,425,326
Goodwill and other intangible assets, net of accumulated
  amortization:
  1999 -- $6,521,000; 1998 -- $5,046,000....................    46,987,794       48,459,844
Note receivable.............................................            --        2,000,000
Other assets................................................       886,408        1,059,381
                                                              ------------     ------------
     Total assets...........................................  $213,258,765     $216,318,509
                                                              ============     ============
LIABILITIES AND SHAREHOLDER'S DEFICIT
Current liabilities:
  Accounts payable..........................................  $ 15,739,117     $ 14,624,350
  Due to government third parties...........................       930,535        1,413,669
  Accrued liabilities:
     Accrued salaries and benefits..........................     5,228,768        3,974,716
     Other..................................................     2,171,204        2,466,492
  Current maturities of capital lease obligations...........       701,217          545,121
                                                              ------------     ------------
     Total current liabilities..............................    24,770,841       23,024,348
Due to Paracelsus...........................................   270,813,584      275,599,990
Capital lease obligations...................................       798,302        1,727,651
Minority interest...........................................     1,460,664        1,600,808
Commitments and contingencies (Note 7)......................            --               --
Shareholder's deficit.......................................   (84,584,626)     (85,634,288)
                                                              ------------     ------------
     Total Liabilities and Shareholder's Deficit............  $213,258,765     $216,318,509
                                                              ============     ============

See accompanying notes.

                           PARACELSUS UTAH FACILITIES
              (SUBSIDIARIES OF PARACELSUS HEALTHCARE CORPORATION)

     COMBINED STATEMENTS OF OPERATIONS AND CHANGES IN SHAREHOLDER'S DEFICIT

                                                          PARACELSUS UTAH FACILITIES COMBINED
                                             --------------------------------------------------------------
                                                               (UNAUDITED)
                                              NINE MONTHS      NINE MONTHS
                                                 ENDED            ENDED         YEAR ENDED      YEAR ENDED
                                             SEPTEMBER 30,    SEPTEMBER 30,    DECEMBER 31,    DECEMBER 31,
                                                 1999             1998             1998            1997
                                             -------------    -------------    ------------    ------------
Net revenue................................  $140,949,655     $137,722,329     $183,111,848    $192,574,770
Costs and expenses:
  Salaries and benefits....................    49,154,953       49,479,811       65,941,842      67,663,759
  Other operating expenses.................    58,846,888       57,097,346       73,950,516      75,434,320
  Provision for bad debts..................     9,979,306        8,072,997       11,727,282      17,020,294
  Interest.................................     7,304,134       13,426,170       17,087,855      22,096,944
  Depreciation and amortization............     9,619,669        8,605,581       11,769,622      11,122,134
  Allocated management fees................     5,135,187        4,940,319        6,587,092       7,518,557
  Reversal of excess loss contract
     accrual...............................            --       (7,500,000)      (7,500,000)    (15,531,000)
  Costs of hospital closure................            --               --               --       3,500,000
                                             ------------     ------------     ------------    ------------
     Total costs and expenses..............   140,040,137      134,122,224      179,564,209     188,825,008
                                             ------------     ------------     ------------    ------------
Income from continuing operations before
  minority interests and income taxes......       909,518        3,600,105        3,547,639       3,749,762
Minority interests.........................      (140,144)          53,607           67,919          23,484
                                             ------------     ------------     ------------    ------------
Income from continuing operations before
  income taxes.............................     1,049,662        3,546,498        3,479,720       3,726,278
Provision for income taxes.................            --               --               --              --
Discontinued operations:
  Income from operations of discontinued
     psychiatric hospitals.................            --               --               --       1,038,306
                                             ------------     ------------     ------------    ------------
Net income.................................     1,049,662        3,546,498        3,479,720       4,764,584
Shareholder's deficit at beginning of
  period...................................   (85,634,288)     (89,114,008)     (89,114,008)    (93,878,592)
                                             ------------     ------------     ------------    ------------
Shareholder's deficit at end of period.....  $(84,584,626)    $(85,567,510)    $(85,634,288)   $(89,114,008)
                                             ============     ============     ============    ============

See accompanying notes.

                           PARACELSUS UTAH FACILITIES
              (SUBSIDIARIES OF PARACELSUS HEALTHCARE CORPORATION)

                       COMBINED STATEMENTS OF CASH FLOWS

                                                                PARACELSUS UTAH FACILITIES COMBINED
                                                   --------------------------------------------------------------
                                                                     (UNAUDITED)
                                                    NINE MONTHS      NINE MONTHS
                                                       ENDED            ENDED         YEAR ENDED      YEAR ENDED
                                                   SEPTEMBER 30,    SEPTEMBER 30,    DECEMBER 31,    DECEMBER 31,
                                                       1999             1998             1998            1997
                                                   -------------    -------------    ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income.......................................  $  1,049,662      $ 3,546,498     $  3,479,720    $  4,764,584
Adjustments to reconcile net income to net cash
  provided by (used in) operating activities:
  Depreciation and amortization..................     9,619,669        8,605,581       11,769,622      11,122,134
  Reversal of excess loss contract accrual.......            --       (7,500,000)      (7,500,000)    (15,531,000)
  Costs of hospital closure......................            --               --               --       3,500,000
  Minority interests.............................      (140,144)          53,607           67,919          23,484
  Changes in operating assets and liabilities,
     net of the effect of acquisitions:
     Accounts receivable.........................     5,056,626        3,655,102        8,664,594       1,346,012
     Supplies, prepaid expenses and other current
       assets....................................       374,576          293,700           93,951       1,602,868
     Accounts payable and other accrued
       liabilities...............................     1,590,397      (10,681,342)     (10,384,803)    (21,408,034)
                                                   ------------      -----------     ------------    ------------
Net cash provided by (used in) operating
  activities.....................................    17,550,786       (2,026,854)       6,191,003     (14,579,952)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property, plant, and equipment......   (13,476,349)      (2,512,736)      (6,427,458)     (1,897,084)
Increase in minority interests...................            --               --               --       1,509,405
Decrease in other assets.........................            --               --           16,058           3,686
                                                   ------------      -----------     ------------    ------------
Net cash used in investing activities............   (13,476,349)      (2,512,736)      (6,411,400)       (383,993)
CASH FLOWS FROM FINANCING ACTIVITIES
Payment of capital leases........................      (773,253)        (749,827)      (1,210,780)       (438,097)
Net (decrease) increase in due to Paracelsus.....    (4,786,406)       4,845,879       (1,531,680)     15,464,670
                                                   ------------      -----------     ------------    ------------
Net cash provided by (used in) financing
  activities.....................................    (5,559,659)       4,096,052       (2,742,460)     15,026,573
                                                   ------------      -----------     ------------    ------------
(Decrease) increase in cash and cash
  equivalents....................................    (1,485,222)        (443,538)      (2,962,857)         62,628
Cash and cash equivalents at beginning of the
  period.........................................     1,485,222        4,448,079        4,448,079       4,385,451
                                                   ------------      -----------     ------------    ------------
Cash and cash equivalents at end of the period...  $         --      $ 4,004,541     $  1,485,222    $  4,448,079
                                                   ============      ===========     ============    ============

See accompanying notes.

                           PARACELSUS UTAH FACILITIES
              (SUBSIDIARIES OF PARACELSUS HEALTHCARE CORPORATION)

                     NOTES TO COMBINED FINANCIAL STATEMENTS

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Paracelsus Utah Facilities is comprised of PHC-Salt Lake City, Inc., Paracelsus Pioneer Valley Hospital, Inc., Pioneer Valley Health Plan, Inc., PHC-Jordan Valley, Inc., Paracelsus PHC Regional Medical Center, Inc., Paracelsus Davis Hospital, Inc., PHC Utah, Inc., Clinicare of Utah, Inc., and PHC/Psychiatric Healthcare Corporation (which includes Lakeland Regional Hospital and Crossroads Regional Hospital) (collectively the "Paracelsus Utah Facilities" or the "Company"), each of which is a wholly owned subsidiary of Paracelsus Healthcare Corporation ("Paracelsus").

     The Company, with 515 licensed beds, excluding PHC Regional Hospital and Medical Center, which has been closed since June 1997, provides health care services to patients in and around metropolitan Salt Lake City, Utah. Lakeland Regional Hospital and Crossroads Regional Hospital were sold in 1997 (See Note
4).

BASIS OF COMBINATION

     The combined financial statements include the accounts of the Company and its wholly-owned or majority owned subsidiaries and partnerships, for the nine months ended September 30, 1999, and for the years ended December 31, 1998 and 1997, and have been prepared on the push-down basis of the historical cost of Paracelsus.

     All significant intrafacility accounts and transactions have been eliminated. Minority interests represent income allocated to the minority partners' investment. Investments in affiliates, of which the Company owns more than 20% but not in excess of 50%, are recorded on the equity method.

     The combined financial statements included herein may not necessarily be indicative of the results of operations, financial position, and cash flows of the Company in the future or had the Company operated as a separate and independent company during the periods presented.

     The combined financial statements included herein do not reflect any changes that may occur in the financing and operations of the Company as a result of the Recapitalization (See Note 13).

UNAUDITED INTERIM COMBINED FINANCIAL STATEMENTS

     The combined statement of operations and the combined statement of cash flows for the nine months ended September 30, 1998 (interim combined financial statements) have been prepared by the Company's management in accordance with generally accepted accounting principles for interim financial information and with the instructions of Regulation S-X and are unaudited. In the opinion of the Company's management, the interim financial statements include all adjustments, consisting of only normal recurring adjustments, necessary for a fair presentation of the interim results.

     Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted from the interim combined unaudited financial statements. The interim combined financial statements should be read in conjunction with the audited financial

                           PARACELSUS UTAH FACILITIES
              (SUBSIDIARIES OF PARACELSUS HEALTHCARE CORPORATION)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

statements appearing herein. The results of the nine months ended September 30, 1998 may not be indicative of operating results for the full respective years.

USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

     The Company considers highly liquid investments with original maturities of three months or less to be cash equivalents.

SUPPLIES

     Supplies, principally medical supplies, are stated at the lower of cost (first-in, first-out basis) or market.

PROPERTY AND EQUIPMENT

     Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the land improvements (5-25 years), buildings and improvements (5-40 years) and equipment (3-20 years). Leaseholds are amortized on a straight-line basis over the lesser of the terms of the respective leases or their estimated useful lives. Expenditures for renovations and other significant improvements are capitalized; however, maintenance and repairs, which do not improve or extend the useful lives of the respective assets are charged to operations as incurred. Included in property and equipment is capitalized interest expense of $218,000 for the nine month period ended September 30, 1999. Depreciation expense recognized by the Company was approximately $7,863,000, $9,597,000, and $8,874,000 for the nine month period ended September 30, 1999 and for the years ended December 31, 1998 and 1997, respectively.

GOODWILL AND OTHER INTANGIBLE ASSETS

     Goodwill, representing costs in excess of net assets acquired, is amortized on a straight-line basis over a period of 20 to 35 years. Approximately $3,349,000 of the purchase price of certain hospitals was allocated to identifiable intangible assets, including medical records, assembled work force, and manuals (the "other intangible assets"), based upon their fair value as determined by an independent appraiser. The other intangible assets are being amortized over a period of 2 to 10 years. Amortization expense recognized by the Company was approximately $1,757,000, $2,173,000, and $2,248,000 for the nine month period ended September 30, 1999 and for the years ended December 31, 1998 and 1997, respectively.

                           PARACELSUS UTAH FACILITIES
              (SUBSIDIARIES OF PARACELSUS HEALTHCARE CORPORATION)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company regularly reviews the carrying value of goodwill and other intangible assets in relation to the operating performance and future undiscounted cash flows of the underlying hospitals. The Company records to expense, on a current basis, any diminution in values of goodwill and other intangible assets based on the difference between the sum of the future discounted cash flows and net book value.

SHAREHOLDER'S DEFICIT

     Shareholder's deficit represents the net investment in the Company by Paracelsus. It includes common stock, additional paid-in-capital, and net earnings or losses.

NET REVENUE

     Net revenue includes amounts estimated by management to be reimbursable by Medicare under the Prospective Payment System and by Medicare and Medicaid programs under the provisions of cost-reimbursement and other payment formulas. Payments for services rendered to patients covered by such programs are generally less than billed charges. Deductions from revenue are made to reduce the charges to these patients to estimated receipts based on each program's principles of payment/reimbursement. Final settlements under these programs are subject to administrative review and audit by third parties.

     Approximately 34% of the Company's gross patient revenue for the nine month period ended September 30, 1999 and for the years ended December 31, 1998 and 1997 related to services rendered to patients covered by Medicare and Medicaid programs.

     Administrative procedures for both Medicare and Medicaid preclude final determination of retrospective settlements until the related cost reports have been audited and settled by the intermediaries. Settlements under cost reimbursement agreements with third-party payers are estimated and recorded in the period in which the related services are rendered and are adjusted in future periods as final settlements are determined. Final determination of amounts earned under the Medicare and Medicaid programs often occur in subsequent years because of audits by the programs, rights of appeal and the application of numerous technical provisions. In the opinion of the Company's management, adequate provision has been made for any adjustments that may result from such reviews.

     Laws and regulations governing the Medicare and Medicaid programs are complex and subject to interpretation. The Company believes that it is in compliance with all applicable laws and regulations and is not aware of any pending or threatened investigations involving allegations of potential wrong doing. Compliance with such laws and regulations can be subject to future governmental review and interpretation, as well as significant regulatory action including fines, penalties, and exclusion from the Medicare and Medicaid programs. Noncompliance could result in regulatory action including fines, penalties, and exclusion from the Medicare and Medicaid programs.

     In the ordinary course of business, the Company renders services free of charge to patients who are financially unable to pay for hospital care. The value of these services rendered is not material to the Company's consolidated results of operations for the nine

                           PARACELSUS UTAH FACILITIES
              (SUBSIDIARIES OF PARACELSUS HEALTHCARE CORPORATION)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

month period ended September 30, 1999 and for the years ended December 31, 1998 and 1997, respectively.

INCOME TAXES

     Paracelsus files consolidated federal and state income tax returns which include all of its eligible subsidiaries, including the Company. The provisions for income taxes in the combined statements of operations for all periods presented have been computed on a separate return basis (i.e., assuming the Company had not been included in a consolidated income tax return with Paracelsus). All income tax payments are made by the Company through Paracelsus.

     The Company records its income taxes under the liability method. Under this method, deferred income tax assets and liabilities are recognized for the tax consequences of temporary differences by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities.

CREDIT RISK AND FAIR VALUE OF FINANCIAL INSTRUMENTS

Credit Risk

     Financial instruments that potentially subject the Company to concentration of credit risk consist principally of accounts receivable, which consists of amounts owed by various governmental agencies, insurance companies and private patients. Credit risk on accounts receivable is limited because a majority of the receivables are due from governmental agencies, commercial insurance companies and managed care organizations. The Company continually monitors and adjusts its reserves and allowances associated with these receivables.

Fair Value of Financial Instruments

     The estimated fair values of all financial instruments, including cash and cash equivalents, accounts receivable, accounts payable and capital lease obligations, approximate their carrying amounts due to the short-term maturity of these instruments.

RECLASSIFICATIONS

     The accompanying 1998 financial statements have been reclassified to conform to the 1999 financial statement presentation. The reclassifications had no impact on net income or shareholder's deficit.

2.  REVERSAL OF EXCESS LOSS CONTRACT ACCRUAL

     During 1998, the Company recorded an unusual gain of approximately $7,500,000 resulting from a settlement with PacifiCare of Utah ("PacifiCare") regarding a dispute over administration of a 1996 capitation agreement. That agreement had resulted in losses to PHC Regional Hospital and Medical Center ("PHC Regional") in 1996 and 1997, and the eventual closure of PHC Regional in June 1997 (See Note 3). On August 20, 1997, PacifiCare and Paracelsus agreed to a specific mechanism to determine amounts owed to

                           PARACELSUS UTAH FACILITIES
              (SUBSIDIARIES OF PARACELSUS HEALTHCARE CORPORATION)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

each other as the result of amending the agreement effective July 1, 1997. Following the completion of this process in August 1998, the Company recorded a gain of approximately $7,500,000, which represents the excess of the loss contract accrual (see below) over the settlement payment of $5,500,000 (see Note
3).

     During 1997, the Company recorded an unusual gain of approximately $15,500,000 resulting from a reduction in the loss contract accrued at PHC Regional based upon the most recent available operating information associated with the 1996 capitation agreement. The Company had recorded during 1996 an unusual charge of approximately $38,100,000 for a loss contract at PHC Regional. Paracelsus had entered into a capitated contract arrangement in 1996 in connection with its acquisition of PHC Regional. Under the capitated contract, PHC Regional was financially committed to provide healthcare services to members under the contract in return for a fixed premium per member per month. The loss contract charge was based on a study conducted by Paracelsus with the assistance of independent third-party consultants, which projected future healthcare and maintenance costs under the then capitation agreement to exceed future premiums.

3.  ACQUISITIONS AND CLOSURE OF HOSPITALS

ACQUISITIONS

     On August 16, 1996, Paracelsus acquired, among other entities, Salt Lake Regional Medical Center ("Salt Lake"), Jordan Valley Hospital ("Jordan Valley"), Lakeland Regional Hospital ("Lakeland"), and Crossroads Regional Hospital ("Crossroads") through its merger with Champion Healthcare Corporation ("Champion"). The total purchase price, including all costs associated with the merger transaction and liabilities assumed, was approximately $394,400,000. Paracelsus allocated to the Company a purchase price of approximately $138,900,000 associated with the fair value of the assets acquired and liabilities assumed, including goodwill and other intangibles of $42,800,000 of Salt Lake, Jordan Valley, Lakeland, and Crossroads.

     On May 17, 1996, Paracelsus acquired PHC Regional Hospital and Medical Center ("PHC Regional"), including certain current assets, for approximately $71,000,000 in cash which has been allocated to the Company. In connection with the adoption of SFAS No. 121 and the significant operating losses recognized at this facility since its acquisition date, the Company, in conjunction with an independent appraisal, recorded an impairment charge of $52,500,000 on December 31, 1996, for the write down of the long-lived assets of PHC Regional, including initially recorded goodwill of approximately $15,800,000.

     On May 17, 1996, Paracelsus acquired Pioneer Valley Hospital ("Pioneer Valley") and Davis Hospital and Medical Center ("Davis") from Columbia/HCA Healthcare Corporation ("Columbia"). In exchange, Columbia received three acute-care facilities then owned by Paracelsus and $38,500,000 in cash, net of a working capital differential. Paracelsus purchased the real property of two of its facilities from a real estate investment trust ("REIT") prior to exchanging the facilities with Columbia and then sold the Pioneer Valley real property acquired from Columbia to the REIT (See Note 6). Paracelsus allocated to the Company a purchase price of approximately $48,300,000 associated with the fair value of the assets acquired and liabilities assumed, including goodwill of approximately $10,800,000, of Pioneer Valley and Davis.

                           PARACELSUS UTAH FACILITIES
              (SUBSIDIARIES OF PARACELSUS HEALTHCARE CORPORATION)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

CLOSURE

     In June 1997, PHC Regional was closed as a result of continuing losses under the capitation agreement with PacifiCare. Costs of approximately $3,500,000 were incurred during 1997 relating to the closure. In August 1997, Paracelsus executed an Amended and Restated Provider Agreement with PacifiCare, retroactive to July 1, 1997, to (i) receive payment for services provided to enrollees on a per diem basis instead of a capitation basis; (ii) revise the contract term from 15 years to 5 years ending in June 2002; (iii) no longer provide exclusive service to enrollees; and (iv) agree on a mechanism to resolve disagreements regarding the administration of the capitation agreement prior to July 1, 1997. Following the completion of this process in August 1998, the Company paid PacifiCare approximately $5,500,000 as a final settlement under the capitation agreement (See Note 2). In accordance with the terms of the Restated Provider Agreement, the Company continues to provide services to PacifiCare enrollees on a per diem basis.

4.  DISCONTINUED OPERATIONS

     In April 1997, the Company completed the sale of its two psychiatric hospitals, Lakeland and Crossroads, and received proceeds of approximately $12,700,000 ($10,200,000 in cash and $2,500,000 note receivable) which approximated the carrying value of the net assets. As the Company implemented plans to exit the psychiatric hospital business in September 1996, the net assets of Lakeland and Crossroads were recorded at their estimated net realizable value upon their acquisition as part of the Champion acquisition (See
Note 3). The combined financial statements reflect the results of operations of Lakeland and Crossroads as discontinued operations.

5.  INCOME TAXES

     For the periods presented, federal and state income taxes are provided as if the Company files its own separate income tax returns. The Company uses the liability method in accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on the differences between financial reporting and tax basis of assets and liabilities, and are measured using enacted rates and laws that will be in effect when differences are expected to reverse.

                           PARACELSUS UTAH FACILITIES
              (SUBSIDIARIES OF PARACELSUS HEALTHCARE CORPORATION)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     The provision for income taxes consists of the following:

                                            PARACELSUS UTAH FACILITIES COMBINED
                                       ---------------------------------------------
                                        NINE MONTHS
                                           ENDED         YEAR ENDED      YEAR ENDED
                                       SEPTEMBER 30,    DECEMBER 31,    DECEMBER 31,
                                           1999             1998            1997
                                       -------------    ------------    ------------
Continuing operations:
  Current:
     Federal.........................  $         --     $         --    $        --
     State...........................            --               --             --
  Deferred:
     Federal.........................            --               --             --
     State...........................            --               --             --
                                       ------------     ------------    -----------
Total income tax provision
  (benefit)..........................  $         --     $         --    $        --
                                       ============     ============    ===========

     The following table reconciles the differences between the statutory federal income tax rate and the effective tax rate for continuing operations:

                                            PARACELSUS UTAH FACILITIES COMBINED
                                       ---------------------------------------------
                                        NINE MONTHS
                                           ENDED         YEAR ENDED      YEAR ENDED
                                       SEPTEMBER 30,    DECEMBER 31,    DECEMBER 31,
                                           1999             1998            1997
                                       -------------    ------------    ------------
Federal statutory rate...............  $    367,000     $  1,218,000    $ 1,304,000
State income taxes...................       106,000          209,000        235,000
Unbenefitted affiliate losses........            --          696,000      4,306,000
Non-deductible goodwill
  amortization.......................       542,000          722,000        636,000
Adjustment to valuation allowance....    (1,015,000)      (2,845,000)    (6,481,000)
                                       ------------     ------------    -----------
Effective income tax rate............  $         --     $         --    $        --
                                       ============     ============    ===========

                           PARACELSUS UTAH FACILITIES
              (SUBSIDIARIES OF PARACELSUS HEALTHCARE CORPORATION)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     The tax effects of temporary differences that give rise to significant portions of the federal and state deferred tax assets and liabilities are comprised of the following:

                                              SEPTEMBER 30, 1999    DECEMBER 31, 1998
                                              ------------------    -----------------
Deferred tax assets:
  Property, plant, and equipment............    $          --         $   1,128,000
  Allowance for bad debts...................        3,811,000             4,495,000
  Accrued expenses..........................        1,005,000             1,005,000
  Net operating losses......................        9,265,000             8,363,000
  Other -- net..............................        5,724,000             5,788,000
                                                -------------         -------------
          Total deferred tax assets.........       19,805,000            20,779,000
Valuation allowance against deferred tax
  assets....................................      (19,764,000)          (20,779,000)
                                                -------------         -------------
     Net deferred tax assets................    $      41,000         $          --
                                                =============         =============
Deferred Tax Liabilities:
  Property, plant and equipment.............    $      41,000         $          --
                                                =============         =============

     For financial reporting purposes, the Company recorded valuation allowances of approximately $19,764,000 and $20,779,000 as of September 30, 1999 and December 31, 1998, respectively, to offset deferred tax assets principally related to the Company's net operating losses, bad debt allowances and other accrued expenses.

     At September 30, 1999, the Company has net operating loss carryforwards of approximately $24,221,000, inclusive of approximately $3,636,000 acquired from Champion in the merger, for U.S. Federal income tax purposes that will expire beginning in 2006. As a result of the change in ownership of the Champion group at August 16, 1996, the Champion net operating losses are also limited under
Section 382 of the Internal Revenue Code.

     At September 30, 1999 the Company had generated approximately $11,964,000 of tax losses which were absorbed by the members of the Paracelsus consolidated group. The Paracelsus group was in a loss position during the period the losses were generated, so the Company has not recognized a tax benefit related to those losses.

     The valuation allowance decreased by approximately $1,015,000 in 1999 and $2,845,000 in 1998. The Company maintains a valuation allowance against deferred tax assets it believes will not be realized.

6.  LEASES

     On May 16, 1996, Pioneer Valley entered into a lease agreement with an unrelated real estate investment trust for the hospital building. The lease agreement terminates on January 31, 2004, unless extended by Pioneer Valley for three consecutive ten-year periods. Under this lease, rent is subject to increases based on patient revenues with minimum annual increases of 2% and a maximum annual rent of approximately $8,914,000. The lease agreement grants Pioneer Valley the option of purchasing the hospital building at any

                           PARACELSUS UTAH FACILITIES
              (SUBSIDIARIES OF PARACELSUS HEALTHCARE CORPORATION)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

time after the initial lease term at the greater of fair market value or $63,013,000, plus any capital additions paid for by the landlord. Pioneer Valley has agreed to make capital improvements through December 31, 1999 of at least $3,400,000. As of September 30, 1999, approximately $3,111,000 had been expended towards this commitment. In accordance with the lease covenants, Pioneer Valley obtained, through Paracelsus, a yearly renewable standby letter of credit for approximately $7,551,000, all of which is unused as of September 30, 1999.

     The Company leases property and equipment under cancelable and noncancelable leases. Future minimum operating and capital lease payments as of September 30, 1999, including amounts relating to the lease of Pioneer Valley, for the next five years and thereafter are approximately as follows:

                                           CAPITAL       OPERATING
                                            LEASE          LEASE        SUBLEASE
                                           PAYMENTS      PAYMENTS        INCOME
                                          ----------    -----------    ----------
2000....................................  $  788,000    $10,466,000    $  645,000
2001....................................     736,000     10,437,000       645,000
2002....................................      44,000     10,544,000       645,000
2003....................................      32,000     10,497,000       580,000
2004....................................      11,000      4,675,000       489,000
Thereafter..............................          --      5,730,000     2,977,000
                                          ----------    -----------    ----------
          Total minimum future
             payments...................   1,611,000    $52,349,000    $5,981,000
                                                        ===========    ==========
Less amount representing interest.......    (112,000)
                                          ----------
                                           1,499,000
Less current portions...................    (701,000)
                                          ----------
Long-term capital lease obligations.....  $  798,000
                                          ==========

     The following summarized amounts relate to assets leased by the Company under capital leases:

                                                      SEPTEMBER 30,    DECEMBER 31,
                                                          1999             1998
                                                      -------------    ------------
Property, plant, and equipment......................   $2,452,000       $2,375,000
Accumulated depreciation............................     (823,000)        (470,000)
                                                       ----------       ----------
Net book value......................................   $1,629,000       $1,905,000
                                                       ==========       ==========

     Depreciation of assets under capital leases is included in depreciation and amortization in the Combined Statements of Operations.

     Rental expense recognized by the Company was approximately $8,454,000, $11,667,000, and $11,359,000 for the nine months ended September 30, 1999 and for the years ended December 31, 1998 and 1997, respectively.

                           PARACELSUS UTAH FACILITIES
              (SUBSIDIARIES OF PARACELSUS HEALTHCARE CORPORATION)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

7.  COMMITMENTS AND CONTINGENCIES

SELF-INSURED LIABILITIES

General and Professional Liability

     The Company is subject to claims and suits in the ordinary course of business, including those arising from care and treatment afforded at its hospitals. Paracelsus assumes the liability for all general and professional liability claims incurred. Accordingly, no reserve for general and professional liability risks is recorded in the accompanying Combined Balance Sheets. Paracelsus is self-insured for the first $1 million per occurrence of general and professional liability claims and $4 million in the aggregate. In addition, Paracelsus has purchased excess insurance coverage up to $50 million in the aggregate from third-party insurance carriers. The cost of general and professional liability coverage is allocated by Paracelsus to the Company based on actuarially determined estimates. The net cost (income) allocated to the Company for the nine months ended September 30, 1999 and for the years ended December 31, 1998 and 1997, was approximately $1,333,000, $(45,000), and
$621,000, respectively, net of adjustments allocated for a change in estimate in accordance with actuarial evaluations of approximately $0, $1,170,000, and $524,000, respectively.

Worker's Compensation and Health Insurance

     The Company participates in Paracelsus' self-insured program for workers' compensation and health insurance. Paracelsus assumes the liability for all workers' compensation claims incurred up to $250,000 per claim after which the Company is insured by a commercial insurance carrier. Accordingly, no reserve for workers' compensation risk is recorded in the accompanying Combined Balance Sheets. The cost of workers' compensation coverage is allocated by Paracelsus to the Company based on actuarially determined estimates. The costs of health insurance is allocated by Paracelsus to the Company based upon claims paid on behalf of the Company and an estimate of the total cost of unpaid claims in accordance with an average lag time and past experience. The costs allocated to the Company for these self-insured programs for the nine months ended September 30, 1999 and for the years ended December 31, 1998 and 1997, was approximately $3,182,000, $4,491,000, and $3,125,000, respectively.

Other

     The Company has acquired businesses with prior operating histories. Acquired companies may have unknown or contingent liabilities, including liabilities for failure to comply with healthcare laws and regulations, such as billing and reimbursement, fraud and abuse, and similar anti-referral laws. Although the Company institutes policies designed to conform practices to its standards following completion of acquisitions, there can be no assurance that the Company will not become liable for past activities that may later be asserted to be improper by private plaintiffs or government agencies. Although the Company generally seeks to obtain indemnification from prospective sellers covering such matters, there can be no assurance that any such matter will be covered by indemnification, or if covered, that such indemnification will be adequate to cover potential losses and fines.

                           PARACELSUS UTAH FACILITIES
              (SUBSIDIARIES OF PARACELSUS HEALTHCARE CORPORATION)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company is subject to claims and legal actions by patients and others in the ordinary course of business. The Company believes that all such claims and actions are either adequately covered by insurance or will not have a material adverse effect on the Company's financial condition, results of operations, or liquidity.

     Certain term loan and revolving loan facilities of Paracelsus are secured in part by the right of lenders to a first priority lien in the real and personal properties of the Company and a first priority interest in the capital stock of the Company (See Note 13).

PHYSICIAN COMMITMENTS

     The Company has committed to provide certain financial assistance pursuant to recruiting agreements with various physicians practicing in the communities it serves. In consideration for a physician relocating to one of its communities and agreeing to engage in private practice for the benefit of the respective community, the Company may loan certain amounts of money to a physician normally over a period of one year to assist in establishing his or her practice. Amounts committed to be advanced approximated $1,300,000 at September 30, 1999. The actual amount of such commitments to be subsequently advanced to physicians often depends upon the financial results of a physician's private practice during the guaranteed period. Generally, amounts advanced under the recruiting agreements may be forgiven pro rata over a period of 24 months contingent upon the physician continuing to practice in the respective community. It is management's opinion that amounts actually advanced and not repaid will not have a material adverse effect on the Company's results of operations or financial position.

8.  EMPLOYEE BENEFITS

     The Company participates in Paracelsus' defined contribution 401(k) retirement plan (the "Plan"). The Plan covers all employees of the Company who have been employed for one year, are at least 21 years of age and work at least 1,000 hours annually. Participants may contribute up to 15% of pretax compensation not to exceed limits established annually by the Internal Revenue Service. Paracelsus matches on behalf of the Company $0.25 for each dollar of employee contributions up to 6% of the employee's gross salary and may make additional discretionary contributions. The employees immediately vest 100% in their own contributions and vesting in the employer portion of contributions occurs gradually after seven years to 100%. The cost allocated to the Company for contributions to the Plan made by Paracelsus on behalf of the Company for the nine months ended September 30, 1999 and for the years ended December 31, 1998 and 1997, was approximately $281,000, $417,000, and $430,000, respectively.

9.  DUE TO PARACELSUS

     Due to Paracelsus consists of expenses allocated from Paracelsus to the Company and the net excess of funds transferred to or paid on behalf of the Company, including the initial costs of the hospitals, over funds transferred to the centralized cash management account at Paracelsus. Generally, this balance is increased by automatic cash transfers from the account to reimburse the Company's bank accounts for completed construction project additions, fees and services provided by Paracelsus, and other operating expenses,

                           PARACELSUS UTAH FACILITIES
              (SUBSIDIARIES OF PARACELSUS HEALTHCARE CORPORATION)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

such as payroll, interest, insurance, and income taxes. Generally, the balance is decreased through daily cash deposits from collections of accounts receivable by the Company to the account. Interest cost of Paracelsus is allocated to the Company in proportion to its outstanding amounts due to Paracelsus. Interest expense allocated to the Company related to the net balances due Paracelsus was approximately $7,300,000, $17,000,000, and $22,000,000, for the nine months ended September 30, 1999 and for the years ended December 31, 1998 and 1997, respectively.

Allocated Management Fees

     Paracelsus incurs various corporate general and administrative expenses. These corporate overhead expenses are allocated to the Company based on net revenue. The amounts allocated by Paracelsus are not necessarily indicative of the actual costs which may have been incurred had the Company operated as an entity unaffiliated with Paracelsus; however, in the opinion of Paracelsus management, this allocation method is reasonable.

10.  SALE OF ACCOUNTS RECEIVABLE

     A subsidiary of Paracelsus has an agreement with an unaffiliated trust (the "Trust") to sell the hospital eligible accounts receivable (the "Eligible Receivables") of certain of its subsidiaries, including certain hospitals of the Company, on a nonrecourse basis to the Trust. A special purpose subsidiary of a major lending institution provides up to $65,000,000 in commercial paper financing to the Trust to finance the purchase of the Eligible Receivables, with the Eligible Receivables serving as collateral. The commercial paper notes have a term of not more than 120 days. In 1998, Davis and Jordan Valley were added to the commercial paper financing program and Salt Lake Regional Medical Center was added in 1999. Eligible Receivables sold at book value to the Trust for no gain or loss were approximately $11,527,000 and $6,644,000 at September 30, 1999 and December 31, 1998, respectively.

11.  ALLOWANCE FOR DOUBTFUL ACCOUNTS

     A summary of activity in the Company's allowance for doubtful accounts follows:

                           BALANCES AT     ADDITIONS        ACCOUNTS       BALANCE AT THE
                           BEGINNING OF   CHARGED TO    WRITTEN OFF, NET     END OF THE
                              PERIOD       EXPENSES      OF RECOVERIES         PERIOD
                           ------------   -----------   ----------------   --------------
Allowance for doubtful
  accounts:
  Year ended December 31,
     1997................  $11,556,000    $17,020,000     $ (8,208,000)     $20,368,000
  Year ended December 31,
     1998................   20,368,000     11,727,000      (19,458,000)      12,637,000
  Nine months ended
     September 30,
     1999................   12,637,000      9,979,000      (11,766,000)      10,850,000

                           PARACELSUS UTAH FACILITIES
              (SUBSIDIARIES OF PARACELSUS HEALTHCARE CORPORATION)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

     A summary of accounts receivable by debtor as a percentage of total accounts receivable follows:

                                                             SEPTEMBER 30,   DECEMBER 31,
                                                                 1999            1998
                                                             -------------   ------------
Medicare...................................................      17.6%           15.2%
Medicaid...................................................       8.9             6.7
HMO/PPO....................................................      36.4            35.6
Commercial.................................................      13.5            13.5
Self pay/Other.............................................      23.6            29.0
                                                                 ----            ----
                                                                  100%            100%
                                                                 ====            ====

12.  RECENT PRONOUNCEMENTS

     In March and in April 1998, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued two Statements of Position ("SOPs") that are effective for financial statements for fiscal years beginning after December 15, 1998, which will apply to the Company beginning with its fiscal year ended December 31, 1999. SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," provides guidance on the circumstances under which the costs of certain computer software should be capitalized and/or expensed. SOP 98-5, "Reporting on the Costs of Start-Up Activities," requires such costs to be expensed as incurred instead of capitalized and amortized. The Company's adoption of these SOPs, effective January 1, 1999, did not have a material effect on its results of operations.

     In 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), which will require companies to recognize all derivatives on the balance sheet at fair value. In July 1999, the FASB issued Statement of Financial Accounting Standards No. 137, Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133, which requires the adoption of SFAS 133 in fiscal years beginning after June 15, 2000. The Company expects SFAS No. 133 to have no impact on the Company's financial position or results of operations.

     In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information ("SFAS 131"). SFAS 131 establishes standards for the way that public business enterprises report information about operating segments in annual financial statement and requires that these enterprises report selected information about operating segments in interim financial reports. Management has determined that the Company does not have separately reportable segments as defined under SFAS 131. Rather, the Company's facilities are all similar in their business activities and the economic environments in which they operate. Assessment of performance and corresponding management decisions are based upon individual facility results.

                           PARACELSUS UTAH FACILITIES
              (SUBSIDIARIES OF PARACELSUS HEALTHCARE CORPORATION)

             NOTES TO COMBINED FINANCIAL STATEMENTS -- (CONTINUED)

13.  SUBSEQUENT EVENTS

     Effective October 8, 1999, Paracelsus and unrelated third parties recapitalized the Paracelsus Utah Facilities. The recapitalization transaction resulted in Paracelsus retaining a minority interest in a preexisting Paracelsus subsidiary holding the ownership interests in the Paracelsus Utah Facilities, which subsequent to the recapitalization changed its name to IASIS Healthcare Corporation ("IASIS") and changed its fiscal year end to September 30th. IASIS, effective October 15, 1999, acquired ten acute-care hospitals and other related facilities and assets from an unrelated party.

     The following table provides unaudited pro forma operating results as if such transactions had occurred as of January 1, 1999.

                                                       NINE MONTHS
                                                   ENDED SEPTEMBER 30,
                                                          1999
                                                   -------------------
Net revenue......................................     $585,019,000
Net income before cumulative effect of accounting
  change.........................................     $  3,954,000

     The summary unaudited pro forma operating results do not purport to be indicative of the results of operations that would have actually been achieved had the pro forma transactions occurred as of the date specified, nor are they necessarily indicative of the results of operations that may be achieved in the future.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Tenet Healthcare Corporation:

     We have audited the accompanying combined balance sheets of St. Luke's Medical Center, St. Luke's Behavioral Health Center, Mesa General Hospital Medical Center, Tempe St. Luke's Hospital, Health Choice Arizona, Inc., Memorial Hospital of Tampa, Town & Country Hospital, Palms of Pasadena Hospital, Odessa Regional Hospital, Southwest General Hospital, Mid-Jefferson Hospital and Park Place Medical Center including certain medical office buildings and other healthcare businesses related to the operations of these hospitals (collectively the "Tenet Hospitals"), as of May 31, 1999 and 1998, and the related combined statements of income and changes in ownership equity and cash flows for each of the years in the three-year period ended May 31, 1999. These combined financial statements are the responsibility of Tenet Hospitals' management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Tenet Hospitals as of May 31, 1999 and 1998, and the results of their operations and their cash flows for each of the years in the three-year period ended May 31, 1999, in conformity with generally accepted accounting principles.

                                        /s/ KPMG LLP

Dallas, Texas
September 20, 1999

                                TENET HOSPITALS

                        COMBINED BALANCE SHEETS (NOTE 1)

                                               AUGUST 31,     MAY 31,     MAY 31,
                                                  1999         1999         1998
                                               -----------   ---------    --------
                                               (UNAUDITED)
In thousands
ASSETS
Current assets:
  Accounts receivable, less allowance for
     doubtful accounts ($2,209 (unaudited) at
     August 31, 1999, $10,152 at May 31, 1999
     and $11,095 at May 31, 1998)............   $  13,010      137,910     119,340
  Inventories of supplies, at cost...........      15,413       15,154      13,567
  Deferred income taxes......................         684        4,159         608
  Prepaid expenses and other current
     assets..................................      12,263       11,996      10,403
                                                ---------    ---------    --------
Total current assets.........................      41,370      169,219     143,918
Other assets.................................       2,981        3,010       2,393
Property and equipment, net..................     283,046      288,419     291,810
Costs in excess of net assets acquired, less
  accumulated amortization ($20,160
  (unaudited) at August 31, 1999, $19,084 at
  May 31, 1999 and $15,444 at May 31,
  1998)......................................     127,272      128,830     132,929
Other intangible assets at cost, less
  accumulated amortization ($581 (unaudited)
  at August 31, 1999, $901 at May 31, 1999
  and $546 at May 31, 1998)..................       3,573        5,079       2,947
                                                ---------    ---------    --------
                                                $ 458,242      594,557     573,997
                                                =========    =========    ========
LIABILITIES AND EQUITY
Current liabilities:
  Current portion of long-term debt..........   $   1,088        1,137         841
  Accounts payable...........................      20,215       19,575      20,029
  Employee compensation and benefits.........      10,002        9,806       9,046
  Medical claims payable.....................      15,442       15,123       7,945
  Other current liabilities..................      18,992       42,629      44,795
                                                ---------    ---------    --------
          Total current liabilities..........      65,739       88,270      82,656
Long-term debt, net of current portion.......       6,619        6,834       7,750
Other long-term liabilities and minority
  interests..................................      16,905       17,671      18,529
Deferred income taxes........................      43,817       43,852      42,105
Commitments and contingencies................
Equity:
  Ownership equity...........................     572,861      570,404     531,807
  Due from affiliate.........................    (247,699)    (132,474)   (108,850)
                                                ---------    ---------    --------
          Total equity.......................     325,162      437,930     422,957
                                                ---------    ---------    --------
                                                $ 458,242      594,557     573,997
                                                =========    =========    ========

See accompanying notes to combined financial statements.

                                TENET HOSPITALS

         COMBINED STATEMENTS OF INCOME AND CHANGES IN OWNERSHIP EQUITY

                                  THREE MONTHS   THREE MONTHS
                                     ENDED          ENDED       YEAR ENDED   YEAR ENDED   YEAR ENDED
                                   AUGUST 31,     AUGUST 31,     MAY 31,      MAY 31,      MAY 31,
                                      1999           1998          1999         1998         1997
                                  ------------   ------------   ----------   ----------   ----------
                                  (UNAUDITED)    (UNAUDITED)
In thousands
Net patient service revenues....    $119,879        114,352       490,256     477,735      476,931
Capitation premiums.............      22,317         19,130        82,250      69,491       63,678
                                    --------       --------      --------     -------      -------
    Net operating revenues......     142,196        133,482       572,506     547,226      540,609
Operating expenses:
  Salaries and benefits.........      47,434         47,601       192,573     199,186      195,532
  Supplies......................      20,361         20,170        82,915      81,503       80,407
  Provision for doubtful
    accounts....................      11,843          9,936        41,904      37,827       32,579
  Other operating expenses......      43,542         39,064       154,959     145,768      141,735
  Depreciation..................       5,198          6,433        21,663      20,279       19,487
  Amortization..................       1,932          1,230         4,975       5,012        5,216
  Impairment and restructuring
    charges.....................          --             --            --      19,455           --
  Overhead allocated from
    affiliate...................       1,880          1,702         7,518      10,641       19,717
  Loss on sale of accounts
    receivable..................       4,548             --            --          --           --
                                    --------       --------      --------     -------      -------
    Operating income............       5,458          7,346        65,999      27,555       45,936
Interest expense................        (203)          (405)         (996)       (909)      (1,161)
Interest income (expense) on
  certain due from (to)
  affiliate balances............         413           (131)        1,665        (270)         125
Minority interests..............         114           (545)       (2,421)     (2,597)      (3,176)
                                    --------       --------      --------     -------      -------
    Income before income taxes,
       extraordinary charge and
       cumulative effect of
       accounting change........       5,782          6,265        64,247      23,779       41,724
Taxes on income.................       2,307          2,500        25,650      10,513       17,130
                                    --------       --------      --------     -------      -------
    Income before extraordinary
       charge and cumulative
       effect of accounting
       change...................       3,475          3,765        38,597      13,266       24,594
Extraordinary charge from early
  extinguishment of corporate
  debt (note 1h)................          --             --            --      (6,726)          --
Cumulative effect of accounting
  change........................       1,018             --            --          --           --
                                    --------       --------      --------     -------      -------
    Net income..................       2,457          3,765        38,597       6,540       24,594
Ownership equity, beginning of
  period........................     570,404        531,807       531,807     525,267      500,673
                                    --------       --------      --------     -------      -------
Ownership equity, end of
  period........................    $572,861        535,572       570,404     531,807      525,267
                                    ========       ========      ========     =======      =======

See accompanying notes to combined financial statements.

                                TENET HOSPITALS

                       COMBINED STATEMENTS OF CASH FLOWS

                                              THREE MONTHS   THREE MONTHS
                                                 ENDED          ENDED       YEAR ENDED   YEAR ENDED   YEAR ENDED
                                               AUGUST 31,     AUGUST 31,     MAY 31,      MAY 31,      MAY 31,
                                                  1999           1998          1999         1998         1997
                                              ------------   ------------   ----------   ----------   ----------
                                              (UNAUDITED)    (UNAUDITED)
In thousands
Cash flows from operating activities:
  Net income................................    $  2,457         3,765       $ 38,597       6,540       24,594
  Adjustments to reconcile net income to net
    cash provided by operating activities:
    Depreciation and amortization...........       7,130         7,663         26,638      25,291       24,703
    Provision for doubtful accounts.........      11,843         9,936         41,904      37,827       32,579
    Deferred income taxes...................       3,440          (451)        (1,804)     (3,634)      (2,238)
    Impairment and restructuring charges....          --            --             --      19,455           --
    Extraordinary charge....................          --            --             --       6,726           --
    Gain on sale of property and
      equipment.............................          --            --             --        (400)          --
    Cumulative effect of accounting
      change................................       1,018            --             --          --           --
    Increase (decrease) in cash from changes
      in operating assets and liabilities
      Accounts receivable, net..............     113,057        (3,311)       (64,689)    (44,067)      18,351
      Inventories, prepaid expenses and
         other current assets...............        (525)         (739)          (648)       (539)       1,553
      Accounts payable and accrued
         expenses...........................     (22,133)       (7,629)         5,418      22,993      (53,650)
      Net expenditures for impairment and
         restructuring......................        (350)         (350)        (1,400)         --           --
                                                --------        ------       --------     -------      -------
         Net cash provided by operating
           activities.......................     115,937         8,884         44,016      70,192       45,892
                                                --------        ------       --------     -------      -------
Cash flows from investing activities:
  Purchases of property and equipment.......        (598)       (3,070)       (17,280)    (27,655)     (23,481)
  Proceeds from sale of property and
    equipment...............................          --            --             --       1,300           --
  Proceeds from collection of note
    receivable..............................          --            --             --       2,500           --
  Other items...............................         916           (74)          (680)         50           --
                                                --------        ------       --------     -------      -------
         Net cash provided by (used in)
           investing activities.............         318        (3,144)       (17,960)    (23,805)     (23,481)
                                                --------        ------       --------     -------      -------
Cash flows from financing activities:
  Net payments with affiliate...............    (115,225)       (5,017)       (23,624)    (41,991)     (36,979)
  Principal payments on borrowings..........        (264)          (96)          (667)     (1,934)          --
  Other items...............................        (766)         (627)        (1,765)     (2,462)          --
                                                --------        ------       --------     -------      -------
         Net cash used in financing
           activities.......................    (116,255)       (5,740)       (26,056)    (46,387)     (36,979)
                                                --------        ------       --------     -------      -------
Net decrease in cash and cash equivalents...          --            --             --          --      (14,568)
Cash and cash equivalents, beginning of
  period....................................          --            --             --          --       14,568
                                                --------        ------       --------     -------      -------
Cash and cash equivalents, end of period....    $     --            --             --          --           --
                                                ========        ======       ========     =======      =======
Supplemental disclosures:
  Interest paid, net of amounts
    capitalized.............................         203           405            996         909        1,161
  Taxes received (paid) are made at the
    Parent level.

See accompanying notes to combined financial statements.

                                TENET HOSPITALS

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                         THREE YEARS ENDED MAY 31, 1999

(1) SIGNIFICANT ACCOUNTING POLICIES

(a) Description of Business and Basis of Presentation

     On August 15, 1999, Tenet Healthcare Corporation (Tenet) and certain of its wholly-owned subsidiaries entered into an Asset Sale Agreement (Agreement) with JLL Hospital, LLC (JLL), pursuant to which JLL agreed to acquire from Tenet and certain of its subsidiaries substantially all of the property, equipment and lease rights related to the operations of nine acute care hospitals, one specialty hospital and a health maintenance organization (HMO) including certain medical office buildings and other healthcare businesses related to the operations of these hospitals for a purchase price of $405.2 million, subject to certain net working capital and other adjustments at the closing date. In addition, an eleventh hospital contemplated in the Agreement, Odessa Regional Hospital, is owned by Odessa Hospital, Ltd., a partnership that is owned 75% by Tenet Healthcare, Ltd. (a partnership indirectly wholly-owned by Tenet) as general partner and 25% by various physicians as limited partners. Pursuant to the Odessa Partnership Agreement, the limited partners have a right of first refusal with respect to any sale of substantially all the assets of the partnership. In the event the limited partners do not exercise the right of first refusal, Tenet will cause Tenet Healthcare, Ltd. to convey all of its interests in Odessa Hospital, Ltd. to JLL pursuant to the Odessa Asset Sale Agreement and the above purchase price will increase by $42 million, subject to certain net working capital and other adjustments at the closing date. In the event the limited partners exercise the right of first refusal, Tenet will cause Tenet Healthcare, Ltd. to convey all of its interests in Odessa Hospital, Ltd. to the limited partners. The eleven hospitals and the HMO including certain medical office buildings and other healthcare businesses related to the operations of these hospitals are referred to collectively herein as the "Tenet Hospitals."

     The Tenet Hospitals are primarily engaged in the operation of general hospitals and related healthcare facilities and are subject to changes in government legislation that could impact Medicare and Medicaid reimbursement levels and to increased levels of managed care penetration and changes in payor patterns that may impact the level and timing of payments for services rendered.

     The combined financial statements of the Tenet Hospitals include the accounts of the following entities:

St. Luke's Medical Center...................  Phoenix, Arizona           280   beds
St. Luke's Behavioral Health Center.........  Phoenix, Arizona            70   beds
Mesa General Hospital Medical Center........  Mesa, Arizona              143   beds
Tempe St. Luke's Hospital...................  Tempe, Arizona             106   beds
Health Choice Arizona, Inc. (HMO)...........  Phoenix, Arizona            --     --
Memorial Hospital of Tampa..................  Tampa, Florida             174   beds
Town & Country Hospital.....................  Tampa, Florida             201   beds
Palms of Pasadena Hospital..................  St. Petersburg, Florida    307   beds
Odessa Regional Hospital....................  Odessa, Texas              100   beds
Southwest General Hospital..................  San Antonio, Texas         286   beds

                                TENET HOSPITALS

Mid-Jefferson Hospital......................  Nederland, Texas           138   beds
Park Place Medical Center...................  Port Arthur, Texas         244   beds

     At May 31, 1999, the Tenet Hospitals' concentrations of general hospital beds were in Arizona with 29.2%, Florida with 33.3% and Texas with 37.5%. The concentrations of hospital beds in these three states increase the risk that any adverse economic, regulatory or other developments that may occur in such states may adversely affect the Tenet Hospitals' results of operations or financial condition.

     The accompanying combined financial statements reflect the historical accounts of the Tenet Hospitals for years presented which reflect the May 31 fiscal year end of Tenet. The combined financial statements include allocations for certain general and administrative, financial, legal, human resources, information systems and other services from Tenet. The basis for allocations are generally determined on a pro-rata basis utilizing net operating revenues for all of Tenet's hospitals. Such expense allocations to the Tenet Hospitals may not be representative of the costs of such services to be incurred in the future or on a stand alone basis. Management believes the allocation method described above is reasonable.

     The Tenet Hospitals maintain their books and records on the accrual basis of accounting. All significant transactions and balances resulting from business conducted between the Tenet Hospitals have been eliminated.

(b) Unaudited Interim Combined Financial Statements

     The accompanying unaudited combined balance sheet as of August 31, 1999 and the related unaudited combined statements of income and changes in ownership equity and cash flows for the three months ended August 31, 1999 and 1998 (interim financial statements) of the Tenet Hospitals have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation of the interim results have been included.

     The interim unaudited combined financial statements should be read in conjunction with the audited May 31, 1999 and 1998 financial statements appearing herein. The results of the three months ended August 31, 1999 may not be indicative of operating results for the full respective year.

     On June 1, 1999, the Tenet Hospitals changed its method of accounting for start-up costs to expense such costs as incurred in accordance with Statement of Position 98-5, published by the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants. The adoption of the Statement resulted in the write-off of previously capitalized start-up costs as of May 31, 1999 in the amount of $1.0 million, net of tax benefit, which amount is shown in the accompanying unaudited combined statements of income and changes in ownership equity as a cumulative effect of an accounting change in the three months ended August 31, 1999.

                                TENET HOSPITALS

(c) Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management of the Tenet Hospitals to make estimates and assumptions that affect the amounts reported in the combined financial statements and accompanying notes. Actual results could differ from those estimates.

(d) Revenue Recognition

     Net patient service revenues consist primarily of charges that are based on the hospitals' established billing rates less contractual allowances and discounts, principally for patients covered by Medicare, Medicaid and other contractual programs. These allowances and discounts were approximately $761.7 million in 1999, $649.7 million in 1998 and $573.1 million in 1997. Payments under these programs are based on either predetermined rates or the costs of services. Estimates of governmental contractual allowances (Medicare and Medicaid) are based on historically developed models adjusted for currently effective reimbursement or contract rates, the results of which are adjusted as final settlements of cost reports are reached, and are determined on a hospital-by-hospital year-by-year basis. Settlements for retrospectively determined rates are estimated in the period the related services are rendered and are adjusted in future periods as final settlements are determined. Final settlements of prior year cost reports resulted in adjustments that increased net patient service revenue by approximately $5.9 million in 1999 and decreased net patient service revenue by approximately $10.4 million and $1.5 million in 1998 and 1997, respectively. Estimates of commercial contractual allowances are based primarily on the terms of the contractual arrangements with commercial payors. Obligations related to settlements are included in other current liabilities in the accompanying combined balance sheets, which amounts approximated $25.0 million and $19.0 million at May 31, 1999 and 1998, respectively. Management of the Tenet Hospitals believes that adequate provision has been made for adjustments that may result from final determination of amounts earned under these programs. There are no known material claims, disputes or unsettled matters with third-party payors not adequately provided for in the combined financial statements. Approximately 40%, 47%, and 50% of net operating revenues in 1999, 1998 and 1997, respectively were from the participation of the Tenet Hospitals in Medicare and Medicaid programs.

     The Tenet Hospitals provide care to patients who meet certain financial or economic criteria without charge or at amounts substantially less than its established rates. Because the Tenet Hospitals do not pursue collection of amounts determined to qualify as charity care, they are not reported in the accompanying combined statements of income and changes in ownership equity.

     Health Choice Arizona, Inc. HMO (Health Choice or the Plan) is a prepaid health plan that derives approximately 99% of its revenue through a contract with the Arizona Health Care Cost Containment System (AHCCCS) to provide specified health services, through contracted providers to qualified enrollees. Revenues generated under the AHCCCS contract with Health Choice represent 14%, 13% and 12% of the net operating revenues of the combined Tenet Hospitals for 1999, 1998 and 1997, respectively. The term of the contract with AHCCCS is five years, with annual renewal provisions, and expires September 30, 2002. The contract provides for fixed monthly premiums, based on

                                TENET HOSPITALS
negotiated per capita member rates. Health Choice recently received notification from the state of Arizona making inquiry into a 1999 claim of approximately $3.4 million submitted by the Plan for payment under a certain state program. The particular claim in question relates to costs incurred by Health Choice for providing health care services to potential members (enrollees) of AHCCCS as they apply for eligibility under the AHCCCS program. In connection with these services, Health Choice records a receivable due from AHCCCS. As a result of it discussions with AHCCCS and an analysis of its internal data, Health Choice recorded a $1.4 million allowance against the $3.4 million claim. There are no other significant claims at risk.

     Capitation premiums received by Health Choice are recognized as revenue in the month that members are entitled to health care services.

     Contractually, Health Choice is reimbursed for health care costs that exceed stated amounts. AHCCCS reimburses Health Choice 75 percent (85 percent for catastrophic cases) of qualified health care costs in excess of stated levels of $5,000 to $35,000 depending on the rate code assigned to the member. Qualified costs must be incurred during the contract year and are the lesser of the amount paid by the Plan or the AHCCCS fee schedule. Amounts are recognized under the contract with AHCCCS when health care costs exceed stated amounts as provided under the contract including estimates of such costs at month end. Billed amounts were $1,572,790, $1,133,819 and $941,765 in 1999, 1998 and 1997,
respectively. Unbilled amounts were $973,281, $1,159,614 and $636,896 in 1999, 1998 and 1997, respectively.

(e) Medical Expenses

     Monthly capitation payments made by Health Choice to primary care physicians and other health care providers are expensed in the month services are contracted to be performed. Claims expense for non-capitated arrangements is accrued as services are rendered by hospitals, physicians, and other health care providers during the year. These expenses are approximately $66.9 million, $48.6 million and $41.0 million in 1999, 1998 and 1997, respectively, and are included in other operating expenses in the accompanying statements of income and changes in ownership equity.

     Medical claims payable related to Health Choice include claims received but not paid and an estimate of claims incurred but not reported. Incurred but not reported claims are estimated using a combination of historical claims payment data and known admissions based upon preauthorization logs.

     Contracts between Health Choice and primary care physicians contain incentives to encourage physicians to practice preventive health care. These incentives are estimated monthly and recorded in medical claims payable. Actual incentives are paid semi-annually.

(f) Long-Lived Assets

     The Tenet Hospitals use the straight-line method of depreciation for buildings, building improvements and equipment over their estimated useful lives as follows: buildings and improvements--25 to 40 years; equipment--3 to 15 years. Capital leases are recorded at the beginning of the lease term as assets and liabilities at the lower of present value of

                                TENET HOSPITALS
the minimum lease payments or the fair value of the assets, and such assets, including improvements are amortized over the shorter of the lease term or estimated useful life.

     Costs in excess of the fair value of the net assets of purchased businesses (goodwill) generally are amortized over 20 to 40 years. Other intangible assets consist of start-up costs, covenants not to compete, and capitalized software costs. The straight-line method is used to amortize other intangible assets generally for periods ranging from one to fifteen years. See Note 1(b).

     Impairment of long-lived assets, including goodwill related to such assets, is recognized whenever events or changes in circumstances indicate that the carrying amount of the asset, or related groups of assets, may not be recoverable from estimated future cash flows. Measurement of the amount of impairment may be based on appraisal, market values of similar assets or estimates of future discounted cash flows resulting from use and ultimate disposition of the asset.

     The Tenet Hospitals begin the process of determining if their facilities are impaired at each fiscal year-end by reviewing all of the facilities' three-year historical and one-year projected cash flows. Facilities whose cash flows are negative and trending significantly downward on this basis are selected for further impairment analysis. Their future cash flows (undiscounted and without interest charges) are estimated over the expected useful life of the facility and consider patient volumes, changes in payor mix, revenue and expense growth rates and reductions in Medicare payments due to the Balanced Budget Act of 1997 (the "BBA") and other regulatory actions, which assumptions vary by hospital, home health agency and physician practice. The sum of those expected future cash flows is compared to the carrying value of the assets. If the sum of the expected future cash flows is less than the carrying amount of the assets, the Tenet Hospitals recognize an impairment loss. Refer to Note 2 for further discussion on this matter.

(g) Equity

     Ownership equity represents Tenet's investment in the net assets of the Tenet Hospitals and is non-interest bearing.

     The Tenet Hospitals have a cash management agreement with Tenet. Pursuant to this agreement, daily balances in Tenet Hospitals' cash accounts are transferred to Tenet in the form of inter-company advances and Tenet funds cash disbursements on behalf of the Tenet Hospitals in a similar manner. This activity is reflected in the accompanying combined balance sheets as "Due from affiliate."

     Due from affiliate includes net intercompany activity with Tenet. Intercompany activity includes advances to the Tenet Hospitals by Tenet for insurance coverage, working capital requirements, other operating expenses, and asset purchases. Additionally, Tenet charged the Tenet Hospitals management fees of approximately $7.5 million, $10.6 million and $19.7 million in 1999, 1998 and 1997, respectively, for general and administrative, financial, legal, human resources, information services and other services. Offsetting these advances and management fees are excess cash amounts the Tenet Hospitals advance daily to Tenet resulting in a net due from affiliate balance at May 31, 1999 and 1998. Intercompany interest (income) expense was approximately $(1.5) million, $644,000 and

                                TENET HOSPITALS

$13,000 in 1999, 1998 and 1997, respectively, for the portion of the due to/from affiliate balances subject to interest charges pursuant to Tenet internal policy.

(h) Income Taxes

     Tenet files a federal income tax return and state income tax returns for the respective states in which it does business, which include the operating results of the Tenet Hospitals as appropriate. Tenet allocates taxes to each of the Tenet Hospitals on a separate-return basis whereby current and deferred taxes are allocated to each of the Tenet Hospitals pursuant to the asset and liability method, as if each of the Tenet Hospitals were a separate taxpayer.

(i) Extraordinary Charge

     The approximate $6.7 million extraordinary charge, which is net of tax benefits of approximately $4.2 million, represents the allocation to the Tenet Hospitals of an extraordinary charge recorded by Tenet in fiscal 1998 related to the redemption of certain Tenet senior notes.

(2) IMPAIRMENT AND RESTRUCTURING CHARGES

     Restructuring charges are non-routine operating costs related to a distinct operating business decision. These charges are typically, but not necessarily, limited to charges associated with the consolidation and/or relocation of operations, the disposition of operations or productive assets (including various exit costs), or a significant change in strategic business plans.

     In the fourth quarter of the year ended May 31, 1998, Tenet Hospitals recorded impairment and restructuring charges of approximately $19.5 million related to the anticipated closure of a specialty hospital including lease commitments and other costs of closure by May 31, 1999. Prior to final closure, Tenet began negotiations with potential buyers for certain Arizona operations, including the specialty hospital, St. Luke's Behavioral Health Center. A substantial amount of these charges relate to lease commitments that will result in cash payments over ten years.

     The table below presents a reconciliation of beginning and ending liability balances in connection with impairment and restructuring charges:

                                       TRANSACTIONS FOR FISCAL 1998                TRANSACTIONS FOR FISCAL 1999
                           BALANCES    ----------------------------    BALANCES    ----------------------------    BALANCES
                          AT MAY 31,               CASH      OTHER    AT MAY 31,               CASH      OTHER    AT MAY 31,
DESCRIPTION OF CHARGES       1997      CHARGES   PAYMENTS    ITEMS       1998      CHARGES   PAYMENTS    ITEMS       1999
----------------------    ----------   -------   --------   -------   ----------   -------   --------   -------   ----------
Estimated costs to close
  a facility:
  Lease commitments.....        --     $15,100        --         --    $15,100          --   $(1,400)        --    $13,700
  Other anticipated
    closure costs.......        --       2,604        --         --      2,604          --        --         --      2,604
  Impairment losses.....        --       1,751        --    $(1,751)        --          --        --         --         --
                           -------     -------   -------    -------    -------     -------   -------    -------    -------
                                --     $19,455        --    $(1,751)   $17,704          --   $(1,400)        --    $16,304
                           =======     =======   =======    =======    =======     =======   =======    =======    =======

                                TENET HOSPITALS

(3) PROPERTY AND EQUIPMENT

     Property and equipment is stated at cost and consists of the following (dollars in thousands):

                                                     1999        1998
                                                   ---------    -------
Land.............................................  $  28,029     27,958
Buildings and improvements.......................    219,406    213,810
Construction in progress.........................        519      7,689
Equipment........................................    150,164    130,975
                                                   ---------    -------
                                                     398,118    380,432
Less accumulated depreciation and amortization...   (109,699)   (88,622)
                                                   ---------    -------
     Property and equipment, net.................  $ 288,419    291,810
                                                   =========    =======

(4) OTHER TRANSACTIONS WITH AFFILIATES

     Health Choice remitted fee-for-service payments of approximately $12.6 million in 1999, $14.9 million in 1998 and $13.4 million in 1997 to certain of the Tenet Hospitals which amounts are eliminated in the accompanying combined statements of income and changes in ownership equity.

     Health Choice paid approximately $39.3 million and $7.7 million of sub-capitation fees to First Choice, an organization in which Tenet has significant ownership interest, in 1999 and 1998, respectively (none in 1997). At May 31, 1999 and 1998, Health Choice owed First Choice approximately $4.4 million and $1.5 million, respectively, in sub-capitation fees net of medical claims expense. Additionally, Health Choice received approximately $2.8 million and $534,000 in management fees revenue from First Choice in 1999 and 1998, respectively (none in 1997).

(5) LONG-TERM DEBT MATURITIES AND LEASE OBLIGATIONS

     Future long-term debt maturities and minimum operating lease payments for the next five years are as follows (dollars in thousands):

                                                                           LATER
                         2000       2001      2002      2003      2004     YEARS
                        -------    ------    ------    ------    ------    ------
Long-term debt........  $ 1,137       753       820       892       971     3,398
Lease obligations.....   13,266    12,955    12,668    12,451    10,617    83,900

     Long-term debt consists of loans payable secured by property and equipment and other unsecured debt with interest rates approximating 8.5%. Rental expense under operating leases, including short-term leases, was approximately $14.1 million in 1999, $18.5 million in 1998 and $20 million in 1997.

                                TENET HOSPITALS

(6) PROFESSIONAL AND GENERAL LIABILITY INSURANCE

     In its normal course of business, the Tenet Hospitals are subject to claims and lawsuits relating to patient treatment. The Tenet Hospitals believe that its liability for damages resulting from such claims and lawsuits is adequately covered by insurance or is adequately provided for in its combined financial statements.

     The Tenet Hospitals insure substantially all of its professional and comprehensive general liability risks in excess of self-insured retentions through a majority-owned insurance subsidiary of Tenet. These self-insured retentions currently are $1 million per occurrence and in prior years varied by hospital and by policy period from $500,000 to $3 million per occurrence. A significant portion of these risks is, in turn, reinsured with major independent insurance companies. The Tenet Hospitals are charged an allocation of cost by Tenet for its portion of cost relating to this program. The amount allocated to the Tenet Hospitals for these costs was approximately $1.8 million in fiscal 1999, $3.1 million in fiscal 1998 and $1.6 million in fiscal 1997, which amounts are included in other operating expenses in the accompanying statements of income and changes in ownership equity.

     Health Choice's contract with AHCCCS requires the Plan to maintain professional liability insurance, comprehensive general insurance and automobile liability insurance coverage of at least $1 million for each occurrence. During 1999 and 1998, Health Choice was covered under Tenet's umbrella policy.

     A significant portion of these risks is, in turn, reinsured with major independent insurance companies. During 1997, Health Choice maintained an occurrence-based policy with coverages of $3 million per claim and $5 million in the aggregate annually which was applicable to Health Choice individually.

(7) INCOME TAXES

     Taxes on income from operations consist of the following amounts (dollars in thousands):

                                              1999       1998      1997
                                             -------    ------    ------
Current:
  Federal..................................  $24,636    12,695    17,380
  State....................................    2,818     1,452     1,988
                                             -------    ------    ------
                                              27,454    14,147    19,368
                                             -------    ------    ------
Deferred:
  Federal..................................   (1,619)   (3,261)   (2,008)
  State....................................     (185)     (373)     (230)
                                             -------    ------    ------
                                              (1,804)   (3,634)   (2,238)
                                             -------    ------    ------
                                             $25,650    10,513    17,130
                                             =======    ======    ======

                                TENET HOSPITALS

     A reconciliation between the amount of reported income tax expense and the amount computed by multiplying income before tax by the statutory Federal income tax rate is shown below (dollars in thousands):

                                        1999                1998               1997
                                  -----------------   ----------------   ----------------
                                  AMOUNT    PERCENT   AMOUNT   PERCENT   AMOUNT   PERCENT
                                  -------   -------   ------   -------   ------   -------
Tax provision at statutory
  federal rates.................  $22,487    35.0%    8,323     35.0%    14,603    35.0%
State income taxes net of
  federal income tax benefit....    1,711     2.7%      701      2.9%    1,144      2.7%
Goodwill amortization...........    1,274     1.9%    1,271      5.3%    1,273      3.1%
Other...........................      178     0.3%      218      1.0%      110      0.3%
                                  -------    ----     ------    ----     ------    ----
Taxes on income.................  $25,650    39.9%    10,513    44.2%    17,130    41.1%
                                  =======    ====     ======    ====     ======    ====

     Deferred tax assets and liabilities as of May 31, 1999 and 1998 relate to the following (dollars in thousands):

                                                    1999                   1998
                                            --------------------   --------------------
                                            ASSETS   LIABILITIES   ASSETS   LIABILITIES
                                            ------   -----------   ------   -----------
Depreciation and fixed asset basis
  differences.............................  $          46,302                 44,487
Receivables -- doubtful accounts and
  adjustments.............................   4,312                   585
Accruals for insurance risks..............              1,179                  1,179
Other long-term liabilities...............   1,909                 1,630
Intangible assets.........................                986                  1,054
Other accrued liabilities.................                455                     --
Inventories...............................      23                    20
Other.....................................   2,985                 2,988
                                            ------     ------      -----      ------
                                            $9,229     48,922      5,223      46,720
                                            ======     ======      =====      ======

     Management of the Tenet Hospitals believes that realization of the deferred tax assets is more likely than not to occur as temporary differences reverse against future taxable income. Accordingly, no valuation allowance has been established.

(8) EMPLOYEE BENEFIT PLANS

     Substantially all employees who are employed by the Tenet Hospitals, upon qualification, are eligible to participate in the Tenet defined contribution 401(k) plan. Employees who elect to participate generally make contributions ranging from 1% to 20% of their eligible compensation, and Tenet matches such contributions up to a maximum percentage. Expenses allocated to the Tenet Hospitals during fiscal 1999, 1998 and 1997 for the plan were approximately $2.1 million, $1.9 million and $1.8 million, respectively, and are included in salaries and benefits in the accompanying combined statements of income and changes in ownership equity.

                                TENET HOSPITALS

     The Tenet Hospitals do not provide post-retirement healthcare or life insurance benefits.

(9) DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

     The carrying value at May 31, 1999 and 1998 of accounts and notes receivable, current portion of long-term debt, accounts payable and interest payable approximate fair value because of the short maturity of these instruments. The carrying value at May 31, 1999 and 1998 of other assets and liabilities consisting primarily of long-term notes receivable and long-term debt are not materially different from the estimated fair values of these instruments.

     The sale of accounts receivable by certain Tenet Hospitals was effective August 31, 1999 and accordingly was recorded in the three-month interim period ended August 31, 1999 (see Note 13). The loss on sale of $4.5 million is reflected in operations in the three-month interim period ended August 31, 1999 and arose solely because of the decision to sell the receivables rather than collect them in the ordinary course of business.

(10) CONTINGENCIES

     Tenet is involved in a lease dispute with the lessor of Mesa General Hospital Medical Center (Mesa General) regarding the calculation of rent escalations under the lease. Currently, the lessor and Tenet are exchanging documentation regarding interpretation of the escalation clause. The ultimate outcome of this dispute is not determinable and accordingly no adjustments have been made to the accompanying combined financial statements. Pursuant to the Agreement, Tenet has agreed to pay JLL a multiple of incremental annual lease payments that may result from the resolution of this matter, if any. Mesa General continues to make lease payments in accordance with Tenet's interpretation of the lease.

     Pursuant to its contract with the state of Arizona, Health Choice is required annually to provide performance bonds, in an acceptable form, to guarantee performance of the Plan's obligations under its contract. In both 1999 and 1998, the Plan provided approximately $6.7 million related to this commitment in the form of either a letter of credit under a surety bond or a performance bond.

     Future contract awards are contingent upon the continuation of the AHCCCS program by the state of Arizona and the Plan's ability and desire to retain its status as a contractor under the program. As disclosed in Note 1(d), Health Choice derives approximately 99% of its revenue through a contract with AHCCCS.

(11) SEGMENT DISCLOSURES

     The Tenet Hospitals have adopted Statement of Financial Accounting Standards No. 131 "Disclosures About Segments of an Enterprise and Related Information." The Tenet Hospitals business is providing health care through its acute care hospitals, physician practices, and related health care business. Tenet's chief operating decision maker, as that term is defined in the accounting standard, regularly reviews financial information about each of its hospitals including the Tenet Hospitals' facilities and subsidiaries for assessing performance and allocating resources. Accordingly, the Tenet Hospitals reportable

                                TENET HOSPITALS
operating segments consist of (1) acute care hospitals, physician practices and related healthcare businesses; collectively, and (2) its HMO, Health Choice.

                                                ACUTE CARE      HMO
THREE MONTHS ENDED AUGUST 31, 1999 (UNAUDITED)   SERVICES     SERVICES     TOTAL
----------------------------------------------  ----------    --------    --------
                                                      (DOLLARS IN THOUSANDS)
Net patient service revenues..................   $120,766     $    --     $120,766
Capitation premiums...........................         --      22,317       22,317
Revenues between segments.....................       (887)         --         (887)
                                                 --------     -------     --------
  Net operating revenues......................   $119,879     $22,317     $142,196
                                                 ========     =======     ========
Interest expense..............................       (203)         --         (203)
Interest income (expense) on certain due from
  (to) affiliate balances.....................       (797)      1,210          413
Depreciation and amortization.................      7,079          51        7,130
Income tax expense............................      1,793         514        2,307
Net income....................................   $  1,644     $   813     $  2,457
                                                 ========     =======     ========
Total assets..................................   $401,391     $56,851     $458,242
                                                 ========     =======     ========
Capital expenditures..........................   $    594     $     4     $    598
                                                 ========     =======     ========

                                                ACUTE CARE      HMO
THREE MONTHS ENDED AUGUST 31, 1998 (UNAUDITED)   SERVICES     SERVICES     TOTAL
----------------------------------------------  ----------    --------    --------
                                                      (DOLLARS IN THOUSANDS)
Net patient service revenues..................   $115,527     $    --     $115,527
Capitation premiums...........................         --      19,130       19,130
Revenues between segments.....................     (1,175)         --       (1,175)
                                                 --------     -------     --------
  Net operating revenues......................   $114,352     $19,130     $133,482
                                                 ========     =======     ========
Interest expense..............................       (405)         --         (405)
Interest income (expense) on certain due from
  (to) affiliate balances.....................       (139)          8         (131)
Depreciation and amortization.................      7,618          45        7,663
Income tax expense............................      2,094         406        2,500
Net income....................................   $  3,079     $   686     $  3,765
                                                 ========     =======     ========
Total assets..................................   $520,904     $43,575     $564,479
                                                 ========     =======     ========
Capital expenditures..........................   $  3,047     $    23     $  3,070
                                                 ========     =======     ========

                                TENET HOSPITALS

                                                ACUTE CARE      HMO
1999                                             SERVICES     SERVICES     TOTAL
----                                            ----------    --------    --------
                                                      (DOLLARS IN THOUSANDS)
Net patient service revenues..................   $502,856     $    --     $502,856
Capitation premiums...........................         --      82,250       82,250
Revenues between segments.....................    (12,600)                 (12,600)
                                                 --------     -------     --------
  Net operating revenues......................   $490,256     $82,250     $572,506
                                                 ========     =======     ========
Interest expense..............................       (988)         (8)        (996)
Interest income (expense) on certain due from
  (to) affiliate balances.....................     (3,203)      4,868        1,665
Depreciation and amortization.................     26,453         185       26,638
Income tax expense............................     22,386       3,264       25,650
Net income....................................   $ 34,993     $ 3,604     $ 38,597
                                                 ========     =======     ========
Total assets..................................   $541,340     $53,217     $594,557
                                                 ========     =======     ========
Capital expenditures..........................   $ 17,023     $   257     $ 17,280
                                                 ========     =======     ========

                                                ACUTE CARE      HMO
1998                                             SERVICES     SERVICES     TOTAL
----                                            ----------    --------    --------
                                                      (DOLLARS IN THOUSANDS)
Net patient service revenues..................   $492,635     $    --     $492,635
Capitation premiums...........................         --      69,491       69,491
Revenues between segments.....................    (14,900)                 (14,900)
                                                 --------     -------     --------
  Net operating revenues......................   $477,735     $69,491     $547,226
                                                 ========     =======     ========
Impairment and restructuring charges..........     19,455          --       19,455
Interest expense..............................       (901)         (8)        (909)
Interest income (expense) on certain due from
  (to) affiliate balances.....................       (300)         30         (270)
Depreciation and amortization.................     25,042         249       25,291
Income tax expense............................      9,330       1,183       10,513
Extraordinary charge..........................      6,726          --        6,726
Net income....................................   $  2,855     $ 3,685     $  6,540
                                                 ========     =======     ========
Total assets..................................   $529,628     $44,369     $573,997
                                                 ========     =======     ========
Capital expenditures..........................   $ 27,331     $   324     $ 27,655
                                                 ========     =======     ========

                                TENET HOSPITALS

                                                ACUTE CARE      HMO
1997                                             SERVICES     SERVICES     TOTAL
----                                            ----------    --------    --------
                                                      (DOLLARS IN THOUSANDS)
Net patient service revenues..................   $490,331     $    --     $490,331
Capitation premiums...........................         --      63,678       63,678
Revenues between segments.....................    (13,400)         --      (13,400)
                                                 --------     -------     --------
  Net operating revenues......................   $476,931     $63,678     $540,609
                                                 ========     =======     ========
Interest income (expense).....................     (1,322)        161       (1,161)
Interest income (expense) on certain due from
  (to) affiliate balances.....................      2,137      (2,012)         125
Depreciation and amortization.................     24,523         180       24,703
Income tax expense............................     15,489       1,641       17,130
Net income....................................   $ 21,885     $ 2,709     $ 24,594
                                                 ========     =======     ========
Total assets..................................   $520,334     $42,024     $562,358
                                                 ========     =======     ========
Capital expenditures..........................   $ 23,341     $   140     $ 23,481
                                                 ========     =======     ========

Major customers are disclosed at Note 1(a) and 1(d).

(12) RECENTLY ISSUED ACCOUNTING STANDARDS

     As of June 1, 1999, the Tenet Hospitals changed their method of accounting for start-up costs in accordance with SOP 98-5, "Reporting on the Costs of Start-up Activities" which requires such costs to be expensed as incurred instead of capitalized and amortized. The change in accounting principle will result in the write-off of the start-up costs at June 1, 1999 (approximately $1.0 million net of tax benefit) capitalized as of May 31, 1999. Previously, the Tenet Hospitals capitalized start-up costs and amortized them over one year.

     SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," provides guidance on the circumstances under which the costs of certain computer software should be capitalized and/or expensed and is effective for financial statements for fiscal years beginning after December 15, 1998, which will apply to the Tenet Hospitals beginning June 1, 1999. The adoption of SOP 98-1 did not have a significant impact on the results of operations of the Tenet Hospitals at June 1, 1999.

     Statement of Financial Accounting Standards No. 133 "Accounting for Derivative Instruments and Hedging Activities" (SFAS 133), as amended by SFAS 137, is effective for financial statements for fiscal years beginning after June 15, 2000, and will apply to the Tenet Hospitals beginning June 1, 2001. SFAS 133 establishes accounting and reporting standards for derivative instruments and for hedging activities. The Tenet Hospitals do not expect the adoption of SFAS 133 to have a material effect on their future results of operations.

                                TENET HOSPITALS

(13) SUBSEQUENT EVENT

     Effective August 31, 1999, Tenet and certain Tenet subsidiaries entered into a Receivables Sale Agreement pursuant to which those Tenet subsidiaries agreed to sell to Tenet, without recourse, patient related receivables existing on August 31, 1999 as well as receivables generated thereafter. Concurrently, Tenet entered into a Receivables Purchase Agreement with a subsidiary indirectly wholly-owned by Tenet, pursuant to which Tenet agreed to sell to the subsidiary all patient related receivables acquired by Tenet pursuant to the Receivables Sale Agreement. Approximately $98 million of net receivables were sold by the Tenet Hospitals to Tenet on August 31, 1999.

     The patient related receivables sold by the Tenet Hospitals to Tenet on August 31, 1999, were sold at amounts which were less than the balances of such receivables on the respective Tenet Hospitals' balance sheets, due to the fact that they were discounted to primarily reflect the time value of money and anticipated collection costs.

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors and Stockholders
IASIS Healthcare Corporation (the management company)

     We have audited the accompanying consolidated balance sheets of IASIS Healthcare Corporation (the management company) as of September 30, 1999 and 1998, and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the year ended September 30, 1999 and the period from February 23, 1998 (date of inception) to September 30, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of IASIS Healthcare Corporation (the management company) at September 30, 1999 and 1998, and the consolidated results of its operations and its cash flows for the year ended September 30, 1999 and the period from February 23, 1998 (date of inception) to September 30, 1998 in conformity with accounting principles generally accepted in the United States.

                                              ERNST & YOUNG LLP

Nashville, Tennessee
December 8, 1999

             IASIS HEALTHCARE CORPORATION (THE MANAGEMENT COMPANY)

                          CONSOLIDATED BALANCE SHEETS

                                                                 SEPTEMBER 30
                                                             1999           1998
                                                          -----------    -----------
ASSETS
Current assets:
  Cash and cash equivalents.............................  $   181,083    $   154,687
  Accounts receivable, net of allowances of
     approximately $77,000 in 1999......................      117,833             --
  Prepaid expenses and other current assets.............       21,702         18,187
  Due from physician practice...........................      161,123             --
                                                          -----------    -----------
Total current assets....................................      481,741        172,874
Equipment and leasehold improvements, net...............      203,175         45,670
Construction in progress (estimated cost to complete and
  equip after September 30, 1999 -- $20,600)............       74,364             --
Service agreement rights, net...........................      185,878             --
Other assets............................................       94,273          7,087
                                                          -----------    -----------
          Total assets..................................  $ 1,039,431    $   225,631
                                                          ===========    ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable......................................  $   138,076    $    15,500
  Accrued expenses......................................       12,496          4,594
                                                          -----------    -----------
          Total current liabilities.....................      150,572         20,094
Stockholders' equity:
  Common stock, no par value; 75,000,000 shares
     authorized; 1,748,491 and 1,300,000 shares issued
     and outstanding at September 30, 1999 and 1998,
     respectively.......................................      568,505          1,000
  Preferred stock--Series A, convertible, $2.00 par
     value; 1,000,000 shares authorized; 1,000,000
     shares issued and outstanding at September 30, 1999
     and 1998 (liquidation preference amount at
     September 30, 1999 -- $2,300,000)..................    2,000,000      2,000,000
  Preferred stock--Series B, convertible, $2.00 par
     value; 4,000,000 shares authorized; 630,750 shares
     issued and outstanding at September 30, 1999
     (liquidation preference amount at September 30,
     1999 -- $1,261,500)................................    1,261,500             --
  Additional paid-in capital............................       39,800             --
  Stock subscription receivable.........................           --     (1,500,000)
  Receivable from management............................     (109,018)            --
  Accumulated deficit...................................   (2,871,928)      (295,463)
                                                          -----------    -----------
          Total stockholders' equity....................      888,859        205,537
                                                          -----------    -----------
          Total liabilities and stockholders' equity....  $ 1,039,431    $   225,631
                                                          ===========    ===========

See accompanying notes.

             IASIS HEALTHCARE CORPORATION (THE MANAGEMENT COMPANY)

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                       PERIOD FROM
                                                                      FEBRUARY 23,
                                                                      1998 (DATE OF
                                                      YEAR ENDED      INCEPTION) TO
                                                     SEPTEMBER 30,    SEPTEMBER 30,
                                                         1999             1998
                                                     -------------    -------------
Net service agreement revenue......................   $   702,075       $      --
Other revenue......................................       236,986              --
                                                      -----------       ---------
                                                          939,061              --
Costs and expenses:
  Salaries, wages and benefits.....................     2,273,110         203,802
  Lease expenses...................................       282,000          20,264
  Other operating expenses.........................       771,031          71,440
  Depreciation and amortization....................       199,196           2,645
  Interest income..................................        (9,811)         (2,688)
                                                      -----------       ---------
Total costs and expenses...........................     3,515,526         295,463
                                                      -----------       ---------
Loss before income taxes...........................    (2,576,465)       (295,463)
Income taxes.......................................            --              --
                                                      -----------       ---------
Net loss...........................................   $(2,576,465)      $(295,463)
                                                      ===========       =========

See accompanying notes.

             IASIS HEALTHCARE CORPORATION (THE MANAGEMENT COMPANY)

           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

                                                       PREFERRED STOCK         PREFERRED STOCK      ADDITIONAL      STOCK
                                 COMMON STOCK              SERIES A                SERIES B          PAID-IN     SUBSCRIPTION
                              SHARES      AMOUNT     SHARES       AMOUNT     SHARES      AMOUNT      CAPITAL      RECEIVABLE
                             ---------   --------   ---------   ----------   -------   ----------   ----------   ------------
Balance at February 23,
  1998,
  (date of inception)......         --   $     --          --   $       --        --   $       --    $    --     $        --
  Issuance of Common
    Stock..................  1,300,000      1,000          --           --        --           --         --              --
  Issuance of Preferred
    Stock..................         --         --   1,000,000    2,000,000        --           --         --      (1,500,000)
  Net loss.................         --         --          --           --        --           --         --              --
                             ---------   --------   ---------   ----------   -------   ----------    -------     -----------
Balance at September 30,
  1998.....................  1,300,000   $  1,000   1,000,000   $2,000,000        --   $       --    $    --     $(1,500,000)
  Issuance of Common
    Stock..................    200,000        154          --           --        --           --         --              --
  Common Stock repurchase..    (35,200)       (30)         --           --        --           --         --              --
  Issuance of Common Stock
    for acquisition........    283,691    567,381          --           --        --           --         --              --
  Issuance of Preferred
    Stock..................         --         --          --           --   630,750    1,261,500         --              --
  Proceeds per subscription
    agreement..............         --         --          --           --        --           --         --       1,500,000
  Stock compensation.......         --         --          --           --        --           --     39,800              --
  Net loss.................         --         --          --           --        --           --         --              --
                             ---------   --------   ---------   ----------   -------   ----------    -------     -----------
Balance at September 30,
  1999.....................  1,748,491   $568,505   1,000,000   $2,000,000   630,750   $1,261,500    $39,800     $        --
                             =========   ========   =========   ==========   =======   ==========    =======     ===========

                              RECEIVABLE
                                 FROM       ACCUMULATED
                              MANAGEMENT      DEFICIT         TOTAL
                             ------------   ------------   -----------
Balance at February 23,
  1998,
  (date of inception)......   $      --     $         --   $        --
  Issuance of Common
    Stock..................          --               --         1,000
  Issuance of Preferred
    Stock..................          --               --       500,000
  Net loss.................          --         (295,463)     (295,463)
                              ---------     ------------   -----------
Balance at September 30,
  1998.....................   $      --     $   (295,463)  $   205,537
  Issuance of Common
    Stock..................          --               --           154
  Common Stock repurchase..          --               --           (30)
  Issuance of Common Stock
    for acquisition........          --               --       567,381
  Issuance of Preferred
    Stock..................    (109,018)              --     1,152,482
  Proceeds per subscription
    agreement..............          --               --     1,500,000
  Stock compensation.......          --               --        39,800
  Net loss.................          --       (2,576,465)   (2,576,465)
                              ---------     ------------   -----------
Balance at September 30,
  1999.....................   $(109,018)    $ (2,871,928)  $   888,859
                              =========     ============   ===========

See accompanying notes.

             IASIS HEALTHCARE CORPORATION (THE MANAGEMENT COMPANY)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                        PERIOD FROM
                                                                       FEBRUARY 23,
                                                                       1998 (DATE OF
                                                       YEAR ENDED      INCEPTION) TO
                                                      SEPTEMBER 30,    SEPTEMBER 30,
                                                          1999             1998
                                                      -------------    -------------
OPERATING ACTIVITIES
Net loss............................................   $(2,576,465)      $(295,463)
Adjustments to reconcile net loss to net cash used
  in operating activities:
  Depreciation and amortization.....................       199,196           2,645
  Stock compensation................................        39,800              --
  Changes in operating assets and liabilities, net
     of effects of acquisition......................
  Accounts receivable...............................        25,260
  Prepaid expenses and other current assets.........        (3,515)        (18,187)
  Accounts payable..................................       122,576          15,500
  Accrued expenses..................................        (2,098)          4,594
  Due from physician practice.......................      (161,123)             --
                                                       -----------       ---------
Net cash used in operating activities...............    (2,356,369)       (290,911)
INVESTING ACTIVITIES
Purchase of physician practice......................       (81,555)             --
Purchases of equipment..............................      (101,100)        (48,315)
Increase in other assets............................       (87,186)         (7,087)
                                                       -----------       ---------
Net cash used in investing activities...............      (269,841)        (55,402)
FINANCING ACTIVITIES
Issuance of Preferred Stock - Series A..............     1,500,000         500,000
Issuance of Preferred Stock - Series B..............     1,152,482
Issuance of Common Stock............................           154           1,000
Repurchase of Common Stock..........................           (30)             --
                                                       -----------       ---------
Net cash provided by financing activities...........     2,652,606         501,000
Net increase in cash and cash equivalents...........        26,396         154,687
Cash and cash equivalents at beginning of period....       154,687              --
                                                       -----------       ---------
Cash and cash equivalents at end of period..........   $   181,083       $ 154,687
                                                       ===========       =========
SUPPLEMENTAL CASH FLOW INFORMATION
Effects of acquisition:
  Fair value of assets acquired.....................   $   658,936       $      --
  Liabilities assumed...............................       (10,000)             --
  Fair value of Common Stock issued for
     acquisition....................................      (567,381)             --
                                                       -----------       ---------
  Cash paid for acquisitions, including transaction
     costs..........................................   $    81,555       $      --
                                                       ===========       =========

See accompanying notes.

             IASIS HEALTHCARE CORPORATION (THE MANAGEMENT COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1999

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

DESCRIPTION OF BUSINESS

     IASIS Healthcare Corporation (the management company) (the "Company"), which was incorporated in the State of Tennessee in February 1998, was formed with the intention of becoming a healthcare delivery company with its core business comprising hospital ownership and operation, syndicated ownership of Company hospitals to physician partners, management and administrative services for affiliated physician practices and IPA wraparound network development and management. As of September 30, 1999, the Company was affiliated with one physician practice operating in Salt Lake City, Utah ("Physician Practice"). The Company provides a facility and equipment as well as administrative and technical support for professional services rendered by the Physician Practice under a long-term service agreement.

PRINCIPLES OF CONSOLIDATION

     The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany balances and transactions are eliminated in consolidation.

CASH AND CASH EQUIVALENTS

     The Company considers all highly liquid instruments with a maturity of three months or less when purchased to be cash equivalents.

ACCOUNTS RECEIVABLE

     Accounts receivable principally represent receivables from patients and other third-party payors for medical services provided by the Physician Practice. Terms of the service agreement requires the Company to purchase receivables generated by the Physician Practice on a monthly basis. Such amounts are recorded net of contractual allowances and estimated bad debts. Accounts receivable are a function of the Physician Practice net revenue rather than the net revenue of the Company.

EQUIPMENT AND LEASEHOLD IMPROVEMENTS

     Equipment is stated at cost and depreciated using the straight-line method over the estimated useful lives of the assets. The general range of useful lives is 7 years for medical equipment and 3 to 7 years for computer equipment and software and office equipment. Leasehold improvements are stated at cost and depreciated on a straight-line basis over the lesser of the terms of the respective leases or their estimated useful lives. Accumulated depreciation at September 30, 1999 and 1998 totaled approximately $57,600 and $2,600, respectively.

SERVICE AGREEMENT RIGHTS

     The Company has entered into a service agreement with the Physician Practice for a period up to 25 years. Upon acquisition of the Physician Practice's assets by the Company, the Physician Practice maintained its separate partnership entity and entered into employment and noncompete agreements with the practicing physicians. Costs of obtaining the service agreement is amortized using the straight-line method over 2 years. The service agreement represents the exclusive right to operate the Physician Practice in affiliation

             IASIS HEALTHCARE CORPORATION (THE MANAGEMENT COMPANY) with the related physician group during the term of the agreement. Amounts reported at September 30, 1999 are net of accumulated amortization of approximately $114,200.

     Pursuant to the service agreement, the Company provides the Physician Practice with equipment, supplies, support personnel, and management and financial advisory services. The Physician Practice is responsible for the recruitment and hiring of physicians and all other personnel who provide medical services, and for all issues related to the professional, clinical and ethical aspects of the practice. As part of the agreement, the Physician Practice is required to maintain medical malpractice insurance which names the Company as an additional insured. The Company is also required to maintain general liability insurance and name the Physician Practice as an additional insured. Upon termination of the services agreement, the Physician Practice is required to obtain continuing liability insurance coverage under either a "tail policy" or a "prior acts policy."

     The management fees charged under the service agreement are based on a predetermined percentage of net operating income of the Physician Practice. Management fees are recognized by the Company at the time physician service revenue is accrued by the Physician Practice.

     To the extent that operating results indicate the possibility that the carrying value of service agreement rights has been impaired, the Company would prepare projections of the undiscounted cash flows from operations of the Physician Practice over the remaining amortization period. If the projections indicated that the recorded cost would not be recoverable, such cost amounts would be reduced to estimated fair value.

CAPITAL STOCK

     In August 1998, the Board of Directors approved a 1,300-for-1 Common Stock split effective August 21, 1998. All shares information has been retroactively adjusted as if the stock split occurred at the inception date.

NET SERVICE AGREEMENT REVENUE AND OTHER REVENUE

Net Service Agreement Revenue

     Net service agreement revenue represents Physician Practice net revenue less amounts retained by the Physician Practice pursuant to the management service agreement. Physician Practice net revenue represents expected payments to be received for services rendered to patients and is reported on the accrual basis in the period in which services are provided, at established rates, reduced by provisions for doubtful accounts and contractual adjustments. See also Note 3.

Other Revenue

     Other revenue primarily represents fees earned for billing and collecting services and are reported on the accrual basis in the period in which the services are provided at contractually agreed upon rates.

             IASIS HEALTHCARE CORPORATION (THE MANAGEMENT COMPANY)

INCOME TAXES

     The Company accounts for income taxes under the liability method. Under this method, deferred tax assets and liabilities are determined based upon differences between financial reporting and tax basis of assets and liabilities and are measured using the enacted tax laws that will be in effect when the differences are expected to reverse.

STOCK-BASED COMPENSATION

     The Company has elected to follow Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," (APB 25) and related interpretations, as permitted under FASB Statement No. 123, "Accounting for Stock-Based Compensation" (FAS 123). Accordingly, the Company recognizes no compensation expense for options granted when the exercise price equals, or is greater than, the market price of the underlying stock on the date of grant.

USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

FAIR VALUE OF FINANCIAL INSTRUMENTS

     The carrying amounts reported in the balance sheets for cash and cash equivalents, accounts payable, and due from Physician Practice approximate fair value due to the short-term maturity of these instruments.

3.  NET SERVICE AGREEMENT REVENUE

     Net service agreement revenue reported by the Company represents Physician Practice net revenue less amounts retained by the Physician Practice. The amounts retained by the Physician Practice represent amounts due to the physicians pursuant to the management service agreement between the Company and the Physician Practice.

     Contractual adjustments represent the difference between amounts billed and amounts reimbursable by commercial insurers and other third-party payors pursuant to their respective contracts with the Physician Practice. The allowance for doubtful accounts represents management's estimate of potential credit issues associated with amounts due from patients, commercial insurers, and other third-party payors. Management does not believe that receivables from these payors represent a significant credit risk.

             IASIS HEALTHCARE CORPORATION (THE MANAGEMENT COMPANY)

     Net service agreement revenue consists approximately of the following:

                                                             YEAR ENDED
                                                            SEPTEMBER 30,
                                                                1999
                                                            -------------
Gross Physician Practice revenue..........................   $1,692,000
Contractual adjustments and bad debt expense..............      691,000
                                                             ----------
Physician Practice net revenue............................    1,001,000
Less: Amounts retained by the Physician Practice..........      299,000
                                                             ----------
Net service agreement revenue.............................   $  702,000
                                                             ==========

     The Company's affiliated Physician Practice derives approximately 45% of their aggregate Physician Practice net revenue from services provided under the Medicare program for the year ended September 30, 1999. In addition, the Medicare program comprises approximately 45% of accounts receivable of the Physician Practice at September 30, 1999. Other than the Medicare program, the Physician Practice has no payors which represent more than 10% of Physician Practice net revenue or 10% of accounts receivable at September 30, 1999.

4.  AFFILIATION AND ACQUISITION

     On November 30, 1998, the Company acquired the net assets of the Physician Practice in exchange for 283,691 shares of Common Stock valued by the Company at approximately $567,381, cash of $30,829, and the assumption of approximately $10,000 in liabilities. In addition, the Company paid $50,726 in acquisition costs related to the purchase of the Physician Practice.

     Simultaneous with the acquisition, the Company entered into a long-term service agreement with the Physician Practice. The acquisition of the Physician Practice was accounted for as a purchase, and the accompanying consolidated financial statements include the results of its operations from the effective date of the service agreement, which was November 1, 1998.

     The fair value of assets acquired, liabilities assumed and Common Stock issued as a result of the acquisition consisted approximately of the following:

Accounts receivable.........................................  $143,093
Leasehold improvements and equipment........................   185,762
Service agreements rights...................................   330,081
Other accrued expenses......................................   (10,000)
Common Stock issued for acquisition.........................  (567,381)
                                                              --------
Cash paid for acquisitions, including transaction costs.....  $ 81,555
                                                              ========

             IASIS HEALTHCARE CORPORATION (THE MANAGEMENT COMPANY)

5.  CAPITALIZATION

     The authorized stock of the Company consists of 75,000,000 shares of Common Stock, no par value, and 25,000,000 shares of preferred stock of which 1,000,000 shares are designated as Series A Convertible Preferred Stock and 4,000,000 shares are designated as Series B Convertible Preferred Stock.

COMMON STOCK

     Holders of each share of Common Stock outstanding are entitled to one vote for each such share on each matter to be decided by the shareholders. Cumulative voting for directors is not permitted, which means that the holders of more than 50% of the shares of Common Stock and preferred stock can elect all of the directors. The Common Stock has no redemption provisions, and the holders thereof have no preemptive rights. Holders of the Common Stock are entitled to receive ratably such dividends, if any, as the Board of Directors may declare from time to time out of funds legally available therefor, subject to the prior rights of holders of preferred stock. Upon any liquidation of the Company, after payment or provision for payment of all of the Company's debts and obligations and subject to the rights of holders of preferred stock, the holders of the Common Stock are entitled to share ratably in any of the Company's remaining assets. The outstanding shares of Common Stock are fully paid and non-assessable.

PREFERRED STOCK

     Preferred stock may be issued by the Board of Directors from time to time, without prior shareholder approval, in one or more series, and the Board of Directors may fix and determine as to any series any and all of the relative rights and preferences of shares in such series, including, without limitation, preferences, limitations or relative rights with respect to redemption rights, conversion rights, voting rights, dividend rights and preferences in liquidation.

Series A Preferred Shares

     The Board has designated 1,000,000 shares of preferred stock as Series A Convertible Preferred Stock (the "Series A Preferred Shares"), par value of $2.00 per share, all of which was sold in September 1998 to one venture capital investor pursuant to the terms of a Preferred Share Purchase Agreement with the Company for $500,000 cash and a subscription note receivable of $1,500,000 bearing interest at an annual rate of 5.42%. The subscription note receivable was paid in 1999. In the event of liquidation, dissolution or winding up of the Company, the holders of the Series A Preferred Shares are entitled to receive, in preference to the holders of Common Stock and any other series of preferred stock, an amount equal to $2.00 per share (subject to equitable adjustment for stock splits, combinations and similar transactions) plus 15% per annum thereon, plus any declared but unpaid dividends (the "Series A Liquidation Preference"), before any funds that would be otherwise distributable to holders of Common Stock or any other series of preferred stock.

     The Series A Preferred Shares will be convertible, at any time, at the option of the holders, into Common Stock at an initial conversion price of $2.00 per share and will automatically so convert upon the earlier of (i) the closing of an underwritten initial

             IASIS HEALTHCARE CORPORATION (THE MANAGEMENT COMPANY) registered public offering of Common Stock by the Company at a price of at least $4.00 per share (adjusted as required to reflect changes in the conversion price for the Series A Preferred Shares, stock splits, stock dividends, stock combinations and other similar events) resulting in net proceeds to the Company of at least $25 million, (ii) the Company's achievement of annual cash flow from operations in excess of $15 million, as reflected on the Company's audited annual financial statements, or (iii) the approval of a Qualifying Sale by the Board of Directors of the Company.

     In the event of any subsequent issuance of capital shares by the Company at a purchase price of less than the then current conversion price for the Series A Preferred Shares, the conversion price of the Series A Preferred Shares will be automatically reset to half of the purchase price of the subsequent financing. In the event of an initial public offering of equity securities by the Company at a price below $4.00 per share, the Company will automatically reset either the conversion price or the conversion ratio of the Series A Preferred Shares as though the price of the equity securities sold in the public offering had been sold at a price of $4.00 per share.

     The holders of the Series A Preferred Shares shall be entitled to vote upon any matter submitted to the stockholders for a vote on the basis of one vote per share of Common Stock into which the Series A Preferred Shares are convertible.

     No dividends may be paid on the Common Stock or any other series of preferred stock, without the approval of the holders of 66 2/3% of the Series A Preferred Shares, until the holders of the Series A Preferred Shares have received full payment of the Series A Liquidation Preference on a cumulative basis, after which the holders of Series A Preferred Shares will participate in any such dividends as though the Series A Preferred Shares had been converted into Common Stock.

Series B Preferred Shares

     The Board has designated 4,000,000 shares of preferred stock as Series B Convertible Preferred Stock (the "Series B Preferred Shares") par value of $2.00 per share. During 1999, 630,750 Series B Preferred Shares were issued for $1,152,482 cash and notes receivable from certain members of management with a combined outstanding balance of $109,018 at September 30, 1999. The notes receivable from management are to be reimbursed through salary deferrals over varying periods ending no later than December 31, 1999 for each of the respective members of management and bear interest at an annual rate of 6%. In the event of liquidation, dissolution or winding up of the Company, the holders of the Series B Preferred Shares are entitled to receive, after payment of the Series A Liquidation Preference to the holders of the Series A Preferred Shares and in preference to the holders of Common Stock, an amount equal to $2.00 per share (subject to equitable adjustment for stock splits, combinations and similar transactions) plus any declared but unpaid dividends (the "Series B Liquidation Preference"), before any funds that would be otherwise distributable to holders of Common Stock.

     The Series B Preferred Shares will be convertible, at any time, at the option of the holders, into Common Stock at an initial conversion price of $2.00 per share and will automatically so convert upon the earlier of (i) the closing of an underwritten initial

             IASIS HEALTHCARE CORPORATION (THE MANAGEMENT COMPANY) registered public offering of Common Stock by the Company at a price of at least $4.00 per share (adjusted as required to reflect changes in the conversion price for the Series B Preferred Shares, stock splits, stock dividends, stock combinations and other similar events) resulting in net proceeds to the Company of at least $25 million, (ii) the Company's achievement of annual cash flow from operations in excess of $15 million, as reflected on the Company's audited annual financial statements, or (iii) the approval of a Qualifying Sale by the Board of Directors of the Company.

     In the event of any subsequent issuance of capital shares by the Company at a purchase price of less than the then current conversion price for the Series B Preferred Shares, the conversion price of the Series B Preferred Shares will be automatically reset on a weighted average basis, based on the purchase price of the subsequent financing and the number of shares issued in the subsequent financing.

     The holders of the Series B Preferred Shares shall be entitled to vote upon any matter submitted to the stockholders for a vote on the basis of one vote per share of Common Stock into which the Series B Preferred Shares are convertible.

     No dividends may be paid on the Common Stock, without the approval of the holders of 66 2/3% of the Series B Preferred Shares, until the holders of the Series B Preferred Shares have received full payment of the Series B Liquidation Preference on a cumulative basis, after which the holders of Series B Preferred Shares will participate in any such dividends as though the Series B Preferred Shares had been converted into Common Stock.

     The Company has the right of first refusal, and to other shareholders holding at least 2% of the outstanding stock of the Company the right of second refusal, to repurchase Series B Preferred Shares from investors upon any attempt by an investor to transfer Series B Preferred Shares.

     Series B Preferred Shares have registration rights entitling them to unlimited piggyback rights, along with the holders of Series A Preferred Shares.

6.  INCOME TAXES

     The reconciliation of income tax attributable to continuing operations computed at the U.S. federal statutory tax rates to income tax expense is:

                                                           1999         1998
                                                         ---------    ---------
Tax at U.S. statutory rates............................  $(875,998)   $(100,457)
State income taxes, net of federal tax benefit.........   (102,999)     (11,796)
Change in valuation allowance..........................    979,508      112,064
Other..................................................       (511)         189
                                                         ---------    ---------
                                                         $      --    $      --
                                                         =========    =========

     Deferred federal and state income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting

             IASIS HEALTHCARE CORPORATION (THE MANAGEMENT COMPANY) purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows:

                                                           1999          1998
                                                        -----------    ---------
Accumulated depreciation..............................  $     7,744    $  (1,259)
Service agreement rights..............................       47,480           --
Allowances on accounts receivable.....................       29,349           --
Net operating loss carryforwards......................      917,334       14,505
Start-up costs........................................       89,665       98,818
                                                        -----------    ---------
Total deferred tax assets.............................    1,091,572      112,064
Valuation allowance...................................   (1,091,572)    (112,064)
                                                        -----------    ---------
Net deferred tax assets...............................  $        --    $      --
                                                        ===========    =========

     The Company has established a valuation allowance for deferred tax assets at September 30, 1999 and 1998 due to the uncertainty of realizing these assets in the future. The valuation allowance increased $979,508 during 1999. At September 30, 1999, the Company has federal net operating loss carryforwards of $2,414,038 that will expire in 2019.

7.  COMMITMENTS AND CONTINGENCIES

INSURANCE

     The Company and its affiliated Physician Practice are insured with respect to medical malpractice risks on a claims-made basis at the Physician Practice level. It is the Company's policy that provision for estimated premium adjustments to medical professional liability costs be made for asserted and unasserted claims and based upon experience. Provision for such professional liability claims includes estimates of the ultimate costs of such claims. To date, the Company's experience with such claims has not been significant. Accordingly, no such provision has been made. Management is not aware of any claims against it or its affiliated Physician Practice which might have a material impact on the Company's financial position.

EMPLOYMENT AGREEMENTS

     Certain members of management have entered into employment agreements (the "Agreements") with the Company. The Agreements provide for base salaries totaling $1,420,000, subject to annual adjustments by the Board of Directors, as well as participation in any bonus programs adopted by the Company. As of September 30, 1999, the Company has not adopted any such bonus programs.

     The Agreements have an initial term of one to two years and automatically extend for successive one-year periods unless 60 days notice is given by either the Company or the employee. The Agreements may be terminated prior to that time for cause, without notice, under certain events by the employee specified in the Agreements. In the event the employee is terminated for cause, the Company has no further obligation to make any payments to the employee.

             IASIS HEALTHCARE CORPORATION (THE MANAGEMENT COMPANY)

     In the event that the Company terminates the employment of the employee without cause, or the employee elects to resign and terminate the employment agreement upon the occurrence of a change in control (as defined in the Agreement), then, in addition to all accrued but unpaid compensation earned to the effective date of such termination, the Company shall pay to the employee a severance benefit in an amount equal to a multiple of the then current base salary (currently ranging from one to five times), and any stock options held by the employee pursuant to any qualified or nonqualified Company option plan shall immediately vest and become exercisable.

     In the event that the employee resigns prior to the expiration of, or becomes disabled or dies during the stated or extended term of the Agreement, the Company shall, as applicable, pay to the employee or his estate all accrued but unpaid compensation earned to the date of resignation or death. The Agreement otherwise shall terminate in all respects.

EMPLOYEE STOCK PURCHASE AGREEMENTS

     The outstanding shares of Common Stock were issued to certain members of Company management and directors under stock purchase agreements (the "Stock Purchase Agreements"). The shares of Common Stock purchased by Company management vest ratably over 60 months. Additionally, all Stock Purchase Agreements have certain restrictions, including, but not limited to, transferability of the stock.

OPERATING LEASES

     Minimum rental commitments under operating leases having an initial or remaining noncancelable term of more than one year are approximately as follows:

2000.............................................    $  887,000
2001.............................................       887,000
2002.............................................       887,000
2003.............................................       735,000
2004.............................................       389,000
Thereafter.......................................            --
                                                     ----------
                                                     $3,785,000
                                                     ==========

     Total rent expense related to operating leases amounted to $282,000 and approximately $20,000 for the period ended September 30, 1999 and 1998, respectively, which include amounts related to general corporate expenses.

     Future payments under operating leases include total commitments of approximately $3,785,000 to be reduced by amounts reimbursable under the service agreement of approximately $318,000. In the event of termination of the service agreement, any related lease obligations are also terminated.

             IASIS HEALTHCARE CORPORATION (THE MANAGEMENT COMPANY)

HEALTHCARE REGULATION

Current Operations

     Laws and regulations governing the Medicare and Medicaid programs are complex and subject to interpretation. The Company believes that it is in compliance with all applicable laws and regulations and is not aware of any pending or threatened investigations involving allegations of potential wrongdoing. While no such regulatory inquires have been made, compliance with such laws and regulations can be subject to future government review and interpretation as well as significant regulatory action including fines, penalties, and exclusion from the Medicare and Medicaid programs.

Acquired Practices

     The Company has acquired and will likely continue to acquire the net assets of practices and other companies with prior operating histories. Acquired practices and companies may have unknown or contingent liabilities for failure to comply with healthcare laws and regulations, such as billing and reimbursement, fraud and abuse and similar anti-referral laws. Although the Company attempts to assure itself that no such liabilities exist and obtains indemnification from prospective sellers covering such matters, there can be no assurance that any such matter will be covered by indemnification or, if covered, that the liability sustained will not exceed contractual limits or the financial capacity of the indemnifying party.

8.  STOCK OPTION PLANS

     During 1998, the Company adopted the 1998 Stock and Incentive Plan ("the 1998 Stock Plan"). Under the 1998 Stock Plan, options to purchase a total of 1,750,000 shares of Common Stock were reserved for grant to eligible employees and other key persons. The options vest over a five-year period and have a term of ten years from the date of issuance.

     On August 1, 1998, 972,000 qualified stock options were granted under the 1998 Stock Plan. These option grants were subsequently approved by the Board of Directors of the Company in November 1998. An additional 150,000 qualified stock options were granted on February 19, 1999. If there is a Change in Control (as defined in the 1998 Stock Option Plan) of the Company, each outstanding option shall become fully vested on the day before the Change in Control occurs.

     Options may be exercised by payment of the option exercise price in either cash or by tender of shares of Company Common Stock previously owned by the optionee having a fair market value on the date of exercise equal to the option price, provided, however, that the optionee shall not be entitled to tender shares of Company Common Stock pursuant to successive, substantially simultaneous exercises of options issued under the 1998 Stock Plan or any other stock option plan of the Company. The optionee may also exercise the options by delivering a notice of exercise of the options and by simultaneously selling shares of the option stock thereby acquired pursuant to a brokerage or similar agreement approved in advance by proper officers of the Company, using the proceeds of such sale as payment of the exercise price.

             IASIS HEALTHCARE CORPORATION (THE MANAGEMENT COMPANY)

     Since the exercise price of the ISO options granted in 1999 was below the $2 per share fair value of the Company's Common Stock on the date of grant, the Company recorded $39,800 of noncash stock option compensation for the year ended September 30, 1999, with an offsetting increase to additional paid-in capital. The total excess of fair value over exercise price at the date of grant for all options granted was $298,500, which is being amortized over the vesting period.

     The following is a summary of option transactions during the year ended September 30, 1999 and the period from February 28, 1998 through September 30, 1998.

                                             1998         EXERCISE        WEIGHTED
                                          OPTION PLAN    PRICE RANGE    AVERAGE PRICE
                                          -----------    -----------    -------------
Balance at February 23, 1998............          --       $   --          $   --
  Granted...............................     972,000         0.01            0.01
                                           ---------       ------          ------
Balance at September 30, 1998...........     972,000       $ 0.01          $ 0.01
                                           ---------       ------          ------
  Granted...............................     150,000       $ 0.01          $ 0.01
                                           =========       ======          ======
Balance at September 30, 1999...........   1,122,000       $ 0.01          $ 0.01
                                           =========       ======          ======

                                                             1999        1998
                                                           --------    --------
Weighted average fair value for options granted during
  the period.............................................  $   1.99    $    .01
Options exercisable......................................   194,400          --
Options available for grant..............................   628,000     778,000

     The Company applies Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, in accounting for stock-based compensation and, accordingly no compensation cost has been recognized for grants of stock options in the financial statements. Pro forma information regarding net income is required by Statement of Financial Accounting Standards (SFAS) No. 123, Accounting for Stock-Based Compensation, and has been determined as if the Company had accounted for its stock options under the fair value method of that Statement. The fair value for these options was estimated at the date of grant using the Minimum Value option pricing model with the following weighted average assumptions: risk-free interest rate of 6.00%; dividend yield of 0%; and expected life of the options of five years.

     For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. The Company's pro forma information follows:

                                                     1999         1998
                                                  ----------    --------
Net loss......................................
  As reported.................................    $2,576,465    $295,463
  Pro forma...................................    $2,581,259    $295,488

     The effects of applying SFAS No. 123 for providing pro forma disclosures are not likely to be representative of the effects on reported net income for future years, because

             IASIS HEALTHCARE CORPORATION (THE MANAGEMENT COMPANY) options vest over several years and additional grants generally are made each year. The weighted-average remaining contractual life of those options outstanding at September 30, 1999 is 8 years.

9.  RECENT PRONOUNCEMENTS

     In March and in April 1998, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued two Statements of Position ("SOPs") that are effective for financial statements for fiscal years beginning after December 15, 1998, which will apply to the Company beginning with its fiscal year ended September 30, 2000. SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," provides guidance on the circumstances under which the costs of certain computer software should be capitalized and/or expensed. SOP 98-5, "Reporting on the Costs of Start-Up Activities," requires such costs to be expensed as incurred instead of capitalized and amortized. The Company's adoption of these SOPs, effective October 1, 1999, did not have a material effect on its results of operations.

     In 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), which will require companies to recognize all derivatives on the balance sheet at fair value. In July 1999, the FASB issued Statement of Financial Accounting Standards No. 137, Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133, which requires the adoption of SFAS 133 in fiscal years beginning after June 15, 2000. The Company expects SFAS No. 133 to have no impact on the Company's financial position or results of operations.

     In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information ("SFAS 131"). SFAS 131 establishes standards for the way that public business enterprises report information about operating segments in annual financial statement and requires that these enterprises report selected information about operating segments in interim financial reports. Management has determined that the Company, whose operations are comprised entirely of providing administrative and technical support to physician practices, does not have separately reportable segments as defined under SFAS 131.

10.  SUBSEQUENT EVENTS

     On October 15, 1999, the Company was merged with and into a subsidiary of an unrelated healthcare company which then changed its name to IASIS Healthcare Corporation.

------------------------------------------------------
------------------------------------------------------

     WE HAVE NOT AUTHORIZED ANY DEALER, SALESPERSON OR OTHER PERSON TO GIVE ANY INFORMATION OR REPRESENT ANYTHING NOT CONTAINED IN THIS PROSPECTUS. YOU MUST NOT RELY ON UNAUTHORIZED INFORMATION. THIS PROSPECTUS DOES NOT OFFER TO SELL OR BUY ANY SECURITIES IN ANY JURISDICTION WHERE IT IS UNLAWFUL. THE INFORMATION IN THIS
PROSPECTUS IS CURRENT AS OF [            ].

                            ------------------------

                               TABLE OF CONTENTS


                                        PAGE
                                        ----
Prospectus Summary....................    1
Risk Factors..........................   16
Use of Proceeds.......................   27
The Exchange Offer....................   28
Certain United States Federal Income
  Tax Consequences....................   37
Accounting Treatment..................   40
The Transactions......................   41
Capitalization........................   45
Unaudited Pro Forma Combined Financial
  Information.........................   46
Selected Historical Financial
  Information.........................   59
Management's Discussion and Analysis
  of Financial Condition and Results
  of Operations.......................   65
Business..............................   81
Management............................  101
Stock Ownership.......................  105
Certain Relationships and Related
  Transactions........................  108
Description of Credit Facility........  113
Description of Notes..................  112
Description of Preferred Stock........  168
Plan of Distribution..................  168
Legal Matters.........................  169
Experts...............................  169
Available Information.................  170
Index to Financial Statements.........  F-1


                     DEALER PROSPECTUS DELIVERY REQUIREMENT

UNTIL           , [90 DAYS AFTER EFFECTIVE DATE] ALL DEALERS THAT EFFECT
TRANSACTIONS IN THESE SECURITIES, WHETHER OR NOT PARTICIPATING IN THIS OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE DEALERS' OBLIGATION TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

------------------------------------------------------
------------------------------------------------------
------------------------------------------------------
------------------------------------------------------

                                  $230,000,000

                                IASIS HEALTHCARE
                                  CORPORATION
                            13% SENIOR SUBORDINATED
                            EXCHANGE NOTES DUE 2009
                            ------------------------

                                   PROSPECTUS
                            ------------------------
                                [             ]
------------------------------------------------------
------------------------------------------------------

                                    PART II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 20.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 145 of the Delaware General Corporation Law (the "DGCL") permits a Delaware corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation) or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise. A corporation may indemnify against expenses, (including attorneys' fees) judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if the person indemnified acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. If the person indemnified is not wholly successful in such action, suit or proceeding, but is successful, on the merits or otherwise, in one or more but less than all claims, issues or matters in such proceeding, he or she may be indemnified against expenses actually and reasonably incurred in connection with each successfully resolved claim, issue or matter. In the case of an action or suit by or in the right of the corporation to procure a judgment in its favor, no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of the State of Delaware, or the court in which such action or suit was brought, shall determine upon application that, despite the adjudication of liability, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper. Section 145 provides that, to the extent a present or former director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to above or in the defense of any claim, issue or manner therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

     The Amended and Restated Certificate of Incorporation and By-Laws of IASIS and each of the By-Laws of Baptist Joint Venture Holdings, Inc., Beaumont Hospital Holdings, Inc., Biltmore Surgery Center Holdings, Inc., CliniCare of Utah, Inc., Davis Hospital & Medical Center, Inc., Davis Surgical Center Holdings, Inc., First Choice Physicians Network Holdings, Inc., Health Choice Arizona, Inc., IASIS Healthcare Holdings, Inc., IASIS Management Company, Jordan Valley Hospital, Inc., Metro Ambulatory Surgery Center, Inc., Pioneer Valley Health Plan, Inc., Pioneer Valley Hospital, Inc., Rocky Mountain Medical Center, Inc., Salt Lake Regional Medical Center, Inc., Sandy City Holdings, Inc., Southridge Plaza Holdings, Inc. and SSJ St. Petersburg Holdings, Inc., (collectively, the "Delaware Subsidiary Guarantors") provide for indemnification by IASIS and each of the Delaware Subsidiary Guarantors of each of their respective directors and officers to the fullest extent permitted by the DGCL and such right to indemnification shall continue as to a person who has ceased to be a director or officer of IASIS or of each of the Delaware Subsidiary Guarantors, as the case may be, and shall inure to the benefit of his or her heirs, executors and administrators. IASIS' and each of the Delaware Subsidiary Guarantors' By-Laws provide that every person will be indemnified against any expenses (including attorneys' fees), judgments, fines, amounts paid in settlement actually and reasonably incurred on such actions, suits or proceedings (including an action by or in the right of IASIS, subject to certain conditions), whether by fact that he or she is or was a director or officer of IASIS or of each of the Delaware Subsidiary Guarantors, as the case may be, or is or was serving at the request of IASIS or of each of the Delaware Subsidiary Guarantors, as the case may be, as a director, officer, employee or agent of another corporation or enterprise, subject in all instances to the requirements that such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of IASIS or of each of the Delaware Subsidiary Guarantors, and with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. While these provisions provide directors with protection from awards for monetary damages for breaches of their duty of care, they do not eliminate such duty. Accordingly, these provisions will have no effect on the availability of equitable remedies such as an injunction or rescission based on a director's breach of his or her duty of care.

     Section 17-108 of the Delaware Revised Uniform Limited Partnership Act (the "LP Act") empowers a Delaware limited partnership to indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever. In accordance with such section, the limited partnership agreements of Memorial Hospital of Tampa, LP, Mesa General Hospital, LP, Odessa Regional Hospital, LP, Palms of Pasadena Hospital, LP, Southwest General Hospital, LP, St. Luke's Behavioral Hospital Center, LP, St. Luke's Medical Center, LP, Tempe St. Luke's Hospital, LP, Town & Country Hospital, LP (collectively, the "Limited Partnership Subsidiary Guarantors") each provide that the Limited Partnership Subsidiary Guarantor, its receivers or its trustee, shall indemnify, hold harmless and pay all judgments and claims against the general partner, IASIS Healthcare Holdings, Inc., in the case of each Limited Partnership Subsidiary Guarantor, its officers, directors, shareholders, employees, agents, subsidiaries and assigns from any liability, loss or damage incurred by reason of any act performed, or omitted to be performed in connection with the partnership business, including reasonable costs, attorney fees and any amount expended in the settlement of any claims of liability, loss or damage, unless the loss, liability or damage was caused by the intentional misconduct, gross negligence or knowing violation of law by the indemnified person.

     Article 5 of the Business Corporation Act of the State of Arizona (the "BCASA") permits an Arizona corporation to indemnify a person made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than a proceeding by or in the right of the corporation or a proceeding charging improper personal benefit to the director), because he or she is or was a director or officer of the corporation or is or was serving at the corporation's request as a director, officer or partner, trustee, employee or agent of another corporation or other enterprise. A corporation may indemnify such persons against obligations to pay a judgment, settlement, penalty or fine or reasonable expenses incurred with respect to such proceedings if their conduct was in good faith and not opposed to the best interests of the corporation (except that conduct in an official capacity with the corporation shall be in the best interests of the corporation), and, with respect to criminal proceedings, the individual had no reasonable cause to believe the conduct was unlawful. The BCASA allows a corporation to indemnify a director or officer in connection with a proceeding by or in the right of the corporation, against reasonable expenses, including attorney fees, incurred in connection therewith unless the director or officer was adjudged liable to the corporation. A corporation may indemnify a director or officer in connection with a proceeding charging improper personal benefit to the director or officer unless the director or officer was adjudged liable on the basis that personal benefit was improperly received by the director or officer.

     The articles of incorporation and by-laws of Biltmore Surgery Center, Inc., an Arizona corporation (the "Arizona Subsidiary Guarantor"), provide for indemnification by the corporation of its directors and officers to the fullest extent permitted by the BCASA and such right to indemnification shall continue as to a person who has ceased to be a director, officer, employee, fiduciary or agent and shall inure to the benefit of his or her heirs, executors and administrators. The corporation's by-laws provide that any such person may be indemnified against all costs, charges, expenses, liabilities and losses (including, without limitation, attorneys' fees, judgments, fines, employee benefit plan exercise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection with any action, suit or proceeding, whether by fact that he or she is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee, fiduciary or agent of another corporation or other enterprise. Unless otherwise determined by the board of directors, the corporation may indemnify any such person seeking indemnification in connection with a proceeding initiated by him or her only if the proceeding was authorized by the board.

     Section 48-2b-105(1)(l) of the Utah Limited Liability Company Act (the "ULLCA") permit a limited liability company to indemnify its members, managers and any other persons to the same extent that a partnership may indemnify any of the partners, managers, employees or agents of the partnership against expenses actually and reasonably incurred by the member or manager in connection with the defense of an action, suit or proceeding, whether civil or criminal, in which the member or manager is made a party.

     The operating agreement of IASIS Healthcare MSO Sub of Salt Lake City, LLC, (the "Utah Subsidiary Guarantor") a member managed limited liability company whose sole member is IASIS, provides for the indemnification of all its members and employees to the fullest extent of the ULLCA.

     IASIS, and the Delaware Subsidiary Guarantors, the Limited Partnership Subsidiary Guarantors, the Arizona Subsidiary Guarantor and the Utah Subsidiary Guarantor, (collectively, the "Subsidiary Guarantors") have each purchased and maintain insurance to protect persons entitled to indemnification pursuant to their by-laws, limited partnership agreements or operating agreements, as the case may be, against liabilities asserted against or incurred by them in such capacity or arising out of their status as such.

ITEM 21.  EXHIBITS.

     The following exhibits are filed as part of this Registration Statement:

EXHIBIT
  NO.                             DESCRIPTION
-------                           -----------
  2.1     Recapitalization Agreement, dated as of August 16, 1999, by and among Paracelsus Healthcare Corporation, PHC/CHC
          Holdings, Inc., PHC/Psychiatric Healthcare Corporation,
          PHC-Salt Lake City, Inc., Paracelsus Pioneer Valley
          Hospital, Inc., Pioneer Valley Health Plan, Inc., PHC-Jordan
          Valley, Inc., Paracelsus PHC Regional Medical Center,
          Paracelsus Davis Hospital, Inc., PHC Utah, Inc., Clinicare
          of Utah, Inc. and JLL Hospital, LLC.*
  2.2     Asset Sale Agreement between Tenet Healthcare Corporation
          and JLL Hospital, LLC, dated August 15, 1999.*
  2.3     Amendment No. 1 to Asset Sale Agreement, made and entered
          into as of October 15, 1999, by and between Tenet Healthcare
          Corporation and IASIS Healthcare Corporation.*

EXHIBIT
  NO.                             DESCRIPTION
-------                           -----------
  2.4     Amendment No. 2 to Asset Sale Agreement, made and entered
          into as of October 15, 1999, by and between Tenet Healthcare
          Corporation and IASIS Healthcare Corporation.*
  2.5     Asset Sale Agreement between Odessa Hospital, Ltd., and JLL
          Hospital, LLC, dated as of August 15, 1999.*
  2.6     Amendment No. 1 to Asset Sale Agreement, dated as of October
          15, 1999, by and between Odessa Hospital, Ltd. and IASIS
          Healthcare Corporation.*
  3.1     Amended and Restated Certificate of Incorporation of
          PHC/Psychiatric Healthcare Corporation, changing its name to
          IASIS Healthcare Corporation, as filed with the Secretary of
          State of the State of Delaware on October 8, 1999.*
  3.2     Certificate of Designation, Preferences and Rights of Series
          A Preferred Stock of IASIS Healthcare Corporation, as filed with the Secretary of State of the State of Delaware on
          October 15, 1999.*
  3.3     Certificate of Designation, Preferences and Rights of Series
          B Preferred Stock of IASIS Healthcare Corporation, as filed with the Secretary of State of the State of Delaware on
          October 15, 1999.*
  3.4     Amended and Restated By-Laws of IASIS Healthcare
          Corporation.*
  3.5     Certificate of Incorporation of Baptist Joint Venture
          Holdings, Inc., as filed with the Secretary of State of the
          State of Delaware on October 1, 1999.*
  3.6     Certificate of Incorporation of Beaumont Hospital Holdings,
          Inc., as filed with the Secretary of State of the State of
          Delaware on October 4, 1999.*
  3.7     Certificate of Incorporation of Biltmore Surgery Center,
          Inc., as filed with the Secretary of State of the State of
          Delaware on October 1, 1999.*
  3.8     Certificate of Amendment to the Certificate of Incorporation
          of Biltmore Surgery Center, Inc., changing its name to
          Biltmore Surgery Center Holdings, Inc., as filed with the
          Secretary of State of the State of Delaware on November 9,
          1999.*
  3.9     Certificate of Incorporation of CliniCare of Utah, Inc., as
          filed with the Secretary of State of the State of Delaware on September 23, 1999.*
  3.10    Certificate of Incorporation of Davis Hospital & Medical
          Center, Inc., as filed with the Secretary of State of the
          State of Delaware on September 23, 1999.*
  3.11    Certificate of Incorporation of Davis Surgical Center
          Holdings, Inc., as filed with the Secretary of State of the
          State of Delaware on October 1, 1999.*
  3.12    Certificate of Incorporation of First Choice Physicians
          Network Holdings, Inc., as filed with the Secretary of State of the State of Delaware on October 1, 1999.*
  3.13    Certificate of Incorporation of Health Choice Arizona, Inc.,
          as filed with the Secretary of State of the State of
          Delaware on October 1, 1999.*
  3.14    Certificate of Incorporation of IASIS Healthcare Holdings,
          Inc., as filed with the Secretary of State of the State of
          Delaware on September 23, 1999.*
  3.15    Certificate of Incorporation of IASIS Management Company, as
          filed with the Secretary of State of the State of Delaware on October 4, 1999.*
  3.16    Certificate of Incorporation of Jordan Valley Hospital,
          Inc., as filed with the Secretary of State of the State of
          Delaware on September 23, 1999.*
  3.17    Certificate of Incorporation of Metro Ambulatory Surgery
          Center, Inc., as filed with the Secretary of State of the
          State of Delaware on October 1, 1999.*
  3.18    Certificate of Incorporation of Pioneer Valley Health Plan,
          Inc., as filed with the Secretary of State of the State of
          Delaware on September 23, 1999.*

EXHIBIT
  NO.                             DESCRIPTION
-------                           -----------
  3.19    Certificate of Incorporation of Pioneer Valley Hospital,
          Inc., as filed with the Secretary of State of the State of
          Delaware on September 23, 1999.*
  3.20    Certificate of Incorporation of Rocky Mountain Medical
          Center, Inc., as filed with the Secretary of State of the
          State of Delaware on September 23, 1999.*
  3.21    Certificate of Incorporation of Salt Lake Regional Medical
          Center, Inc., as filed with the Secretary of State of the
          State of Delaware on September 23, 1999.*
  3.22    Certificate of Incorporation of Sandy City Holdings, Inc.,
          as filed with the Secretary of State of the State of
          Delaware on October 1, 1999.*
  3.23    Certificate of Incorporation of Southridge Plaza Holdings,
          Inc., as filed with the Secretary of State of the State of
          Delaware on October 1, 1999.*
  3.24    Certificate of Incorporation of SSJ St. Petersburg Holdings,
          Inc., as filed with the Secretary of State of the State of
          Delaware on October 1, 1999.*
  3.25    Form of By-Laws of Delaware Subsidiary Guarantors.*
  3.26    Certificate of Limited Partnership of Memorial Hospital of
          Tampa, LP as filed with the Secretary of State of the State of Delaware on September 24, 1999.*
  3.27    Certificate of Limited Partnership of Mesa General Hospital,
          LP as filed with the Secretary of State of the State of
          Delaware on September 24, 1999.*
  3.28    Certificate of Limited Partnership of Odessa Regional
          Hospital, LP as filed with the Secretary of State of the
          State of Delaware on September 24, 1999.*
  3.29    Certificate of Limited Partnership of Palms of Pasadena
          Hospital, LP as filed with the Secretary of State of the
          State of Delaware on September 24, 1999.*
  3.30    Certificate of Limited Partnership of Southwest General
          Hospital, LP as filed with the Secretary of State of the
          State of Delaware on September 24, 1999.*
  3.31    Certificate of Limited Partnership of St. Luke's Behavioral
          Hospital, LP as filed with the Secretary of State of the
          State of Delaware on September 24, 1999.*
  3.32    Certificate of Limited Partnership of St. Luke's Medical
          Center, LP as filed with the Secretary of State of the State of Delaware on September 24, 1999.*
  3.33    Certificate of Limited Partnership of Tempe St. Luke's
          Hospital, LP as filed with the Secretary of State of the
          State of Delaware on September 24, 1999.*
  3.34    Certificate of Limited Partnership of Town & Country
          Hospital, LP as filed with the Secretary of State of the
          State of Delaware on September 24, 1999.*
  3.35    Form of Limited Partnership Agreement of Limited Partnership
          Subsidiary Guarantors.*
  3.36    Articles of Incorporation of Biltmore Surgery Center, Inc.
          as filed with the Executive Secretary of the Arizona
          Corporation Commission on September 23, 1996.*
  3.37    By-Laws of Biltmore Surgery Center, Inc., an Arizona
          corporation.*
  3.38    Articles of Organization of IASIS Healthcare MSO Sub of Salt
          Lake City, LLC, as filed with the Utah Division of
          Corporations and Commercial Code on October 5, 1999.*
  3.39    Operating Agreement of IASIS Healthcare MSO Sub of Salt Lake
          City, LLC.*
  4.1     Indenture, dated as of October 15, 1999, among IASIS
          Healthcare Corporation, the Delaware and Limited Partnership
          Subsidiary Guarantors and The Bank of New York, as Trustee.*
  4.2     Supplemental Indenture, dated October 25, 1999, among IASIS
          Healthcare Corporation, the Delaware and Limited Partnership
          Subsidiary Guarantors, the Arizona Subsidiary Guarantor, as
          guaranteeing subsidiary and The Bank of New York, as
          Trustee.*

EXHIBIT
  NO.                             DESCRIPTION
-------                           -----------
  4.3     Supplemental Indenture, dated November 4, 1999, among IASIS
          Healthcare Corporation, the Delaware, Limited Partnership
          and Arizona Subsidiary Guarantors, the Utah Subsidiary
          Guarantor, as guaranteeing subsidiary and The Bank of New
          York, as Trustee.*
  4.4     Senior Subordinated Guarantee, dated October 15, 1999 by the
          Delaware and Limited Partnership Subsidiary Guarantors in
          favor of (i) the holders of IASIS Healthcare Corporation's outstanding 13% Senior Subordinated Notes due 2009 and 13%
          Senior Subordinated Exchange Notes due 2009 to be issued in the Exchange Offer and covered by this Registration
          Statement and (ii) the Bank of New York, as Trustee under
          the Indenture governing the above-referenced notes.*
  4.5     Senior Subordinated Guarantee, dated October 25, 1999 by the
          Arizona Subsidiary Guarantor in favor of (i) the holders of
          IASIS Healthcare Corporation's outstanding 13% Senior
          Subordinated Notes due 2009 and 13% Senior Subordinated
          Exchange Notes due 2009 to be issued in the Exchange Offer and covered by this Registration Statement and (ii) the Bank of New York, as Trustee under the Indenture governing the
          above-referenced notes.*
  4.6     Senior Subordinated Guarantee, dated November 4, 1999 by the
          Utah Subsidiary Guarantor in favor of (i) the holders of
          IASIS Heathcare Corporation's outstanding 13% Senior
          Subordinated Notes due 2009 and 13% Senior Subordinated
          Exchange Notes due 2009 to be issued in the Exchange Offer and covered by this Registration Statement and (ii) the Bank of New York, as Trustee under the Indenture governing the
          above-referenced notes.*
  4.7     Registration Rights Agreement, dated as of October 15, 1999, by and among IASIS Healthcare Corporation, the Subsidiary
          Guarantors and J.P. Morgan Securities Inc.*
  4.8     Form of IASIS Healthcare Corporation 13% Senior Subordinated
          Note due 2009 (included in Exhibit 4.1).*
  4.9     Form of IASIS Healthcare Corporation 13% Senior Subordinated
          Exchange Note due 2009.*
  5.1     Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
          regarding the legality of the securities being registered
          hereby.+
 10.1     Stockholders Agreement, dated as of October 8, 1999, by and among IASIS Healthcare Corporation, JLL Healthcare, LLC,
          Paracelsus Healthcare Corporation and each of the other
          investors listed thereto.*
 10.2     Credit Agreement, dated as of October 15, 1999, among IASIS
          Healthcare Corporation, Various Lenders, J.P. Morgan
          Securities Inc. and The Bank of Nova Scotia, as Co-Lead
          Arrangers and Co-Book Runners, Paribas, as Documentation
          Agent, The Bank of Nova Scotia, as Syndication Agent, and
          Morgan Guaranty Trust Company of New York, as Administrative
          Agent.*
 10.3     First Amendment, dated as of November 16, 1999, to the
          Credit Agreement listed as Exhibit No. 10.2.*
 10.4     Security Agreement, dated as of October 15, 1999, between
          IASIS Healthcare Corporation, Various Subsidiaries of IASIS
          Healthcare Corporation and Morgan Guaranty Trust Company of
          New York, as Collateral Agent.*
 10.5     Pledge Agreement, dated as of October 15, 1999, between
          IASIS Healthcare Corporation, Various Subsidiaries of IASIS
          Healthcare Corporation and Morgan Guaranty Trust Company of
          New York, as Collateral Agent.*

EXHIBIT
  NO.                             DESCRIPTION
-------                           -----------
 10.6     Subsidiaries Guaranty, dated as of October 15, 1999 (as
          amended, restated, modified and/or supplemented from time to time), made by each of the Subsidiary Guarantors of IASIS
          Healthcare Corporation.*
 10.7     Hypothecation Agreement, dated as of October 15, 1999 (as
          amended, restated, modified and/or supplemented from time to time), among each of the pledgors in favor of Morgan
          Guaranty Trust Company of New York, as Collateral Agent.*
 10.8     Employee Leasing Agreement, dated as of October 15, 1999, by and among IASIS Healthcare Corporation and Tenet Healthcare
          Corporation and certain subsidiaries of Tenet Healthcare
          Corporation.*
 10.9     Tenet Buypower Purchasing Assistance Agreement, dated as of
          October 15, 1999, by and between IASIS Healthcare
          Corporation and Tenet HealthSystem Medical, Inc.*
 10.10    Transition Services Agreement, dated as of October 8, 1999, by and between Paracelsus Healthcare Corporation and
          PHC/Psychiatric Healthcare Corporation.*
 10.11    Tax Sharing Agreement, dated as of October 8, 1999, among
          JLL Healthcare, LLC and its affiliates.*
 10.12    License Agreement for Policy and Procedures Manuals dated as of October 15, 1999 between IASIS Healthcare Corporation and
          Tenet Healthcare Corporation.*
 10.13    License Agreement, dated as of October 8, 1999 between JLL
          Healthcare, LLC and Paracelsus Healthcare Corporation.*
 12.1     Statement regarding Computation of Ratio of Earnings to
          Fixed Charges for the Paracelsus Utah Facilities.*
 21.1     Subsidiaries of IASIS Healthcare Corporation.*
 23.1     Consent of KPMG LLP.+
 23.2     Consent of Ernst & Young LLP.+
 23.3     Consent of Skadden, Arps, Slate, Meagher & Flom LLP
          (included in Exhibit 5.1).+
 24.1     Powers of Attorney (included in the signature pages to the
          Registration Statement).*
 25.1     Statement of Eligibility and Qualification on Form T-1 of
          The Bank of New York, as Trustee under the Indenture.*
 27.1-6   Financial Data Schedules.*
 99.1     Form of Letter of Transmittal.*
 99.2     Form of Notice of Guaranteed Delivery.*
 99.3     Form of Letter to Brokers, Dealers, Commercial Banks, Trust
          Companies and Other Nominees.*
 99.4     Form of Letter to Clients.*


---------------
 + filed herewith.

 * Previously filed.

ITEM 22.  UNDERTAKINGS.

     The undersigned registrant hereby undertakes:

          (1) To file during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities a that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by one or more of the registrants of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, each registrant will, unless in the opinion of its counsel the matter has been settled by such indemnification by it is against policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The undersigned registrants hereby undertake to file an application for the purpose of determining the eligibility of the trustee to act under subsection
(a) of Section 310 of the Trust Indenture Act, as amended, in accordance with the rules and regulation prescribed by the Securities and Exchange Commission under Section 305(b)(2) of the Securities Act.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, each of the Registrants has duly caused this Registration Statement Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Franklin, State of Tennessee, on April 11, 2000.


                                          IASIS HEALTHCARE CORPORATION

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary and General
                                              Counsel

                                          BAPTIST JOINT VENTURE HOLDINGS, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          BEAUMONT HOSPITAL HOLDINGS, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          BILTMORE SURGERY CENTER
                                          HOLDINGS, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          BILTMORE SURGERY CENTER, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          CLINICARE OF UTAH, INC.

                                          By:       /s/ FRANK A. COYLE
                                              ----------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          DAVIS HOSPITAL & MEDICAL CENTER, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          DAVIS SURGICAL CENTER HOLDINGS, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          FIRST CHOICE PHYSICIANS NETWORK
                                          HOLDINGS, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          HEALTH CHOICE ARIZONA, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          IASIS HEALTHCARE HOLDINGS, INC.

                                          By:       /s/ FRANK A. COYLE
                                              ----------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          IASIS MANAGEMENT COMPANY

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          JORDAN VALLEY HOSPITAL, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          METRO AMBULATORY SURGERY CENTER, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          PIONEER VALLEY HEALTH PLAN, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          PIONEER VALLEY HOSPITAL, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          ROCKY MOUNTAIN MEDICAL CENTER, INC.

                                          By:       /s/ FRANK A. COYLE
                                              ----------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          SALT LAKE REGIONAL MEDICAL CENTER,
                                          INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          SANDY CITY HOLDINGS, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          SOUTHRIDGE PLAZA HOLDINGS, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          SSJ ST. PETERSBURG HOLDINGS, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          MEMORIAL HOSPITAL OF TAMPA, LP
                                          By: IASIS HEALTHCARE HOLDINGS, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          MESA GENERAL HOSPITAL, LP
                                          By: IASIS HEALTHCARE HOLDINGS, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          ODESSA REGIONAL HOSPITAL, LP
                                          By: IASIS HEALTHCARE HOLDINGS, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          PALMS OF PASADENA HOSPITAL, LP
                                          By: IASIS HEALTHCARE HOLDINGS, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          SOUTHWEST GENERAL HOSPITAL, LP
                                          By: IASIS HEALTHCARE HOLDINGS, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          ST. LUKE'S MEDICAL CENTER, LP
                                          By: IASIS HEALTHCARE HOLDINGS, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          ST. LUKE'S BEHAVIORAL HOSPITAL, LP
                                          By: IASIS HEALTHCARE HOLDINGS, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          TEMPE ST. LUKE'S HOSPITAL, LP
                                          By: IASIS HEALTHCARE HOLDINGS, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          TOWN & COUNTRY HOSPITAL, LP
                                          By: IASIS HEALTHCARE HOLDINGS, INC.

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary

                                          IASIS HEALTHCARE MSO SUB OF SALT LAKE
                                          CITY, LLC
                                          By: IASIS HEALTHCARE CORPORATION

                                          By:      /s/ FRANK A. COYLE
                                            ------------------------------------
                                              Name: Frank A. Coyle
                                              Title: Secretary and General
                                              Counsel

                               POWER OF ATTORNEY

     Each of the persons whose signature appears below hereby authorizes John K. Crawford and Frank A. Coyle, and each of them, as attorney-in-fact and agents, with full powers of substitution, to sign on his or her behalf, individually and in the capacities stated below, and to file any and all amendments (including post-effective amendments) to this Registration Statement with the Securities and Exchange Commission, granting to said attorney-in-fact and agents full power and authority to perform any other act on behalf of the undersigned required to be done in the premises.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates set forth below.


                     SIGNATURE                                    TITLE                     DATE
                     ---------                                    -----                     ----
                         *                           Nonexecutive Chairman of the      April 11, 2000
---------------------------------------------------    Board of IASIS
                  David R. White

                         *                           President and Chief Executive     April 11, 2000
---------------------------------------------------    Officer of IASIS and the
                  C. Wayne Gower                       Subsidiary Guarantors and
                                                       Director of IASIS

                         *                           Executive Vice President and      April 11, 2000
---------------------------------------------------    Chief Financial Officer of
                 John K. Crawford                      IASIS and Director of IASIS

                /s/ FRANK A. COYLE                   Secretary of IASIS and the        April 11, 2000
---------------------------------------------------    Subsidiary Guarantors and
                  Frank A. Coyle                       General Counsel of IASIS

                         *                           Director of IASIS and the         April 11, 2000
---------------------------------------------------    Arizona and Delaware
                   Paul S. Levy                        Subsidiary Guarantors

                         *                           Director of IASIS and the         April 11, 2000
---------------------------------------------------    Arizona and Delaware
                   David Y. Ying                       Subsidiary Guarantors

                         *                           Director of IASIS and the         April 11, 2000
---------------------------------------------------    Arizona and Delaware
                Jeffrey C. Lightcap                    Subsidiary Guarantors

                         *                           Director of IASIS                 April 11, 2000
---------------------------------------------------
                  Anthony Grillo

                         *                           Director of IASIS                 April 11, 2000
---------------------------------------------------
                  Ramsey A. Frank

                         *                           Director of IASIS                 April 11, 2000
---------------------------------------------------
                Frank J. Rodriguez

                     SIGNATURE                                    TITLE                     DATE
                     ---------                                    -----                     ----
                         *                           Director of IASIS                 April 11, 2000
---------------------------------------------------
                  Michael S. Berk

                         *                           Director of IASIS                 April 11, 2000
---------------------------------------------------
                Stuart C. McWhorter

                         *                           Director of IASIS                 April 11, 2000
---------------------------------------------------
                   Jay R. Bloom

                         *                           Director of IASIS                 April 11, 2000
---------------------------------------------------
                  Robert E. Kiss

              *By: /s/ FRANK A. COYLE
  ----------------------------------------------
                 Attorney-in-Fact

                                 EXHIBIT INDEX

EXHIBIT
  NO.                             DESCRIPTION
-------                           -----------
  2.1     Recapitalization Agreement, dated as of August 16, 1999, by and among Paracelsus Healthcare Corporation, PHC/CHC
          Holdings, Inc., PHC/Psychiatric Healthcare Corporation,
          PHC-Salt Lake City, Inc., Paracelsus Pioneer Valley
          Hospital, Inc., Pioneer Valley Health Plan, Inc., PHC-Jordan
          Valley, Inc., Paracelsus PHC Regional Medical Center,
          Paracelsus Davis Hospital, Inc., PHC Utah, Inc., Clinicare
          of Utah, Inc. and JLL Hospital, LLC.*
  2.2     Asset Sale Agreement between Tenet Healthcare Corporation
          and JLL Hospital, LLC, dated August 15, 1999.*
  2.3     Amendment No. 1 to Asset Sale Agreement, made and entered
          into as of October 15, 1999, by and between Tenet Healthcare
          Corporation and IASIS Healthcare Corporation.*
  2.4     Amendment No. 2 to Asset Sale Agreement, made and entered
          into as of October 15, 1999, by and between Tenet Healthcare
          Corporation and IASIS Healthcare Corporation.*
  2.5     Asset Sale Agreement between Odessa Hospital, Ltd., and JLL
          Hospital, LLC, dated as of August 15, 1999.*
  2.6     Amendment No. 1 to Asset Sale Agreement, dated as of October
          15, 1999, by and between Odessa Hospital, Ltd. and IASIS
          Healthcare Corporation.*
  3.1     Amended and Restated Certificate of Incorporation of
          PHC/Psychiatric Healthcare Corporation, changing its name to
          IASIS Heathcare Corporation as filed with the Secretary of
          State of the State of Delaware on October 8, 1999.*
  3.2     Certificate of Designation, Preferences and Rights of Series
          A Preferred Stock of IASIS Healthcare Corporation, as filed with the Secretary of State of the State of Delaware on
          October 15, 1999.*
  3.3     Certificate of Designation, Preferences and Rights of Series
          B Preferred Stock of IASIS Healthcare Corporation, as filed with the Secretary of State of the State of Delaware on
          October 15, 1999.*
  3.4     Amended and Restated By-Laws of IASIS Healthcare
          Corporation.*
  3.5     Certificate of Incorporation of Baptist Joint Venture
          Holdings, Inc., as filed with the Secretary of State of the
          State of Delaware on October 1, 1999.*
  3.6     Certificate of Incorporation of Beaumont Hospital Holdings,
          Inc., as filed with the Secretary of State of the State of
          Delaware on October 4, 1999.*
  3.7     Certificate of Incorporation of Biltmore Surgery Center,
          Inc., as filed with the Secretary of State of the State of
          Delaware on October 1, 1999.*
  3.8     Certificate of Amendment to the Certificate of Incorporation
          of Biltmore Surgery Center, Inc., changing its name to
          Biltmore Surgery Center Holdings, Inc., as filed with the
          Secretary of State of the State of Delaware on November 9,
          1999.*
  3.9     Certificate of Incorporation of CliniCare of Utah, Inc., as
          filed with the Secretary of State of the State of Delaware on September 23, 1999.*
  3.10    Certificate of Incorporation of Davis Hospital & Medical
          Center, Inc., as filed with the Secretary of State of the
          State of Delaware on September 23, 1999.*

EXHIBIT
  NO.                             DESCRIPTION
-------                           -----------
  3.11    Certificate of Incorporation of Davis Surgical Center
          Holdings, Inc., as filed with the Secretary of State of the
          State of Delaware on October 1, 1999.*
  3.12    Certificate of Incorporation of First Choice Physicians
          Network Holdings, Inc., as filed with the Secretary of State of the State of Delaware on October 1, 1999.*
  3.13    Certificate of Incorporation of Health Choice Arizona, Inc.,
          as filed with the Secretary of State of the State of
          Delaware on October 1, 1999.*
  3.14    Certificate of Incorporation of IASIS Healthcare Holdings,
          Inc., as filed with the Secretary of State of the State of
          Delaware on September 23, 1999.*
  3.15    Certificate of Incorporation of IASIS Management Company, as
          filed with the Secretary of State of the State of Delaware on October 4, 1999.*
  3.16    Certificate of Incorporation of Jordan Valley Hospital,
          Inc., as filed with the Secretary of State of the State of
          Delaware on September 23, 1999.*
  3.17    Certificate of Incorporation of Metro Ambulatory Surgery
          Center, Inc., as filed with the Secretary of State of the
          State of Delaware on October 1, 1999.*
  3.18    Certificate of Incorporation of Pioneer Valley Health Plan,
          Inc., as filed with the Secretary of State of the State of
          Delaware on September 23, 1999.*
  3.19    Certificate of Incorporation of Pioneer Valley Hospital,
          Inc., as filed with the Secretary of State of the State of
          Delaware on September 23, 1999.*
  3.20    Certificate of Incorporation of Rocky Mountain Medical
          Center, Inc., as filed with the Secretary of State of the
          State of Delaware on September 23, 1999.*
  3.21    Certificate of Incorporation of Salt Lake Regional Medical
          Center, Inc., as filed with the Secretary of State of the
          State of Delaware on September 23, 1999.*
  3.22    Certificate of Incorporation of Sandy City Holdings, Inc.,
          as filed with the Secretary of State of the State of
          Delaware on October 1, 1999.*
  3.23    Certificate of Incorporation of Southridge Plaza Holdings,
          Inc., as filed with the Secretary of State of the State of
          Delaware on October 1, 1999.*
  3.24    Certificate of Incorporation of SSJ St. Petersburg Holdings,
          Inc., as filed with the Secretary of State of the State of
          Delaware on October 1, 1999.*
  3.25    Form of By-Laws of Delaware Subsidiary Guarantors.*
  3.26    Certificate of Limited Partnership of Memorial Hospital of
          Tampa, LP as filed with the Secretary of State of the State of Delaware on September 24, 1999.*
  3.27    Certificate of Limited Partnership of Mesa General Hospital,
          LP as filed with the Secretary of State of the State of
          Delaware on September 24, 1999.*
  3.28    Certificate of Limited Partnership of Odessa Regional
          Hospital, LP as filed with the Secretary of State of the
          State of Delaware on September 24, 1999.*
  3.29    Certificate of Limited Partnership of Palms of Pasadena
          Hospital, LP as filed with the Secretary of State of the
          State of Delaware on September 24, 1999.*
  3.30    Certificate of Limited Partnership of Southwest General
          Hospital, LP as filed with the Secretary of State of the
          State of Delaware on September 24, 1999.*
  3.31    Certificate of Limited Partnership of St. Luke's Behavioral
          Hospital, LP as filed with the Secretary of State of the
          State of Delaware on September 24, 1999.*

EXHIBIT
  NO.                             DESCRIPTION
-------                           -----------
  3.32    Certificate of Limited Partnership of St. Luke's Medical
          Center, LP as filed with the Secretary of State of the State of Delaware on September 24, 1999.*
  3.33    Certificate of Limited Partnership of Tempe St. Luke's
          Hospital, LP as filed with the Secretary of State of the
          State of Delaware on September 24, 1999.*
  3.34    Certificate of Limited Partnership of Town & Country
          Hospital, LP as filed with the Secretary of State of the
          State of Delaware on September 24, 1999.*
  3.35    Form of Limited Partnership Agreement of Limited Partnership
          Subsidiary Guarantors.*
  3.36    Articles of Incorporation of Biltmore Surgery Center, Inc.
          as filed with the Executive Secretary of the Arizona
          Corporation Commission on September 23, 1996.*
  3.37    By-Laws of Biltmore Surgery Center, Inc., an Arizona
          corporation.*
  3.38    Articles of Organization of IASIS Healthcare MSO Sub of Salt
          Lake City, LLC, as filed with the Utah Division of
          Corporations and Commercial Code on October 5, 1999.*
  3.39    Operating Agreement of IASIS Healthcare MSO Sub of Salt Lake
          City, LLC.*
  4.1     Indenture, dated as of October 15, 1999, among IASIS
          Healthcare Corporation, the Delaware and Limited Partnership
          Subsidiary Guarantors and The Bank of New York, as Trustee.*
  4.2     Supplemental Indenture, dated October 25, 1999, among IASIS
          Healthcare Corporation, the Delaware and Limited Partnership
          Subsidiary Guarantors, the Arizona Subsidiary Guarantor, as
          guaranteeing subsidiary and The Bank of New York, as
          Trustee.*
  4.3     Supplemental Indenture, dated November 4, 1999, among IASIS
          Healthcare Corporation, the Delaware, Limited Partnership
          and Arizona Subsidiary Guarantors, the Utah Subsidiary
          Guarantor, as guaranteeing subsidiary and The Bank of New
          York, as Trustee.*
  4.4     Senior Subordinated Guarantee, dated October 15, 1999 by the
          Delaware and Limited Partnership Subsidiary Guarantors in
          favor of (i) the holders of IASIS Healthcare Corporation's outstanding 13% Senior Subordinated Notes due 2009 and 13%
          Senior Subordinated Exchange Notes due 2009 to be issued in the Exchange Offer and covered by this Registration
          Statement and (ii) the Bank of New York, as Trustee under
          the Indenture governing the above-referenced notes.*
  4.5     Senior Subordinated Guarantee, dated October 25, 1999 by the
          Arizona Subsidiary Guarantor in favor of (i) the holders of
          IASIS Healthcare Corporation's outstanding 13% Senior
          Subordinated Notes due 2009 and 13% Senior Subordinated
          Exchange Notes due 2009 to be issued in the Exchange Offer and covered by this Registration Statement and (ii) the Bank of New York, as Trustee under the Indenture governing the
          above-referenced notes.*

EXHIBIT
  NO.                             DESCRIPTION
-------                           -----------
  4.6     Senior Subordinated Guarantee, dated November 4, 1999 by the
          Utah Subsidiary Guarantor in favor of (i) the holders of
          IASIS Heathcare Corporation's outstanding 13% Senior
          Subordinated Notes due 2009 and 13% Senior Subordinated
          Exchange Notes due 2009 to be issued in the Exchange Offer and covered by this Registration Statement and (ii) the Bank of New York, as Trustee under the Indenture governing the
          above-referenced notes.*
  4.7     Registration Rights Agreement, dated as of October 15, 1999, by and among IASIS Healthcare Corporation, the Subsidiary
          Guarantors and J.P. Morgan Securities Inc.*
  4.8     Form of IASIS Healthcare Corporation 13% Senior Subordinated
          Note due 2009 (included in Exhibit 4.1).*
  4.9     Form of IASIS Healthcare Corporation 13% Senior Subordinated
          Exchange Note due 2009.*
  5.1     Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
          regarding the legality of the securities being registered
          hereby.+
 10.1     Stockholders Agreement, dated as of October 8, 1999, by and among IASIS Healthcare Corporation, JLL Healthcare, LLC,
          Paracelsus Healthcare Corporation and each of the other
          investors listed thereto.*
 10.2     Credit Agreement, dated as of October 15, 1999, among IASIS
          Healthcare Corporation, Various Lenders, J.P. Morgan
          Securities Inc. and The Bank of Nova Scotia, as Co-Lead
          Arrangers and Co-Book Runners, Paribas, as Documentation
          Agent, The Bank of Nova Scotia, as Syndication Agent, and
          Morgan Guaranty Trust Company of New York, as Administrative
          Agent.*
 10.3     First Amendment, dated as of November 16, 1999, to the
          Credit Agreement listed as Exhibit No. 10.2.*
 10.4     Security Agreement, dated as of October 15, 1999, between
          IASIS Healthcare Corporation, Various Subsidiaries of IASIS
          Healthcare Corporation and Morgan Guaranty Trust Company of
          New York, as Collateral Agent.*
 10.5     Pledge Agreement, dated as of October 15, 1999, between
          IASIS Healthcare Corporation, Various Subsidiaries of IASIS
          Healthcare Corporation and Morgan Guaranty Trust Company of
          New York, as Collateral Agent.*
 10.6     Subsidiaries Guaranty, dated as of October 15, 1999 (as
          amended, restated, modified and/or supplemented from time to time), made by each of the Subsidiary Guarantors of IASIS
          Healthcare Corporation.*
 10.7     Hypothecation Agreement, dated as of October 15, 1999 (as
          amended, restated, modified and/or supplemented from time to time), among each of the pledgors in favor of Morgan
          Guaranty Trust Company of New York, as Collateral Agent.*
 10.8     Employee Leasing Agreement, dated as of October 15, 1999, by and among IASIS Healthcare Corporation and Tenet Healthcare
          Corporation and certain subsidiaries of Tenet Healthcare
          Corporation.*
 10.9     Tenet Buypower Purchasing Assistance Agreement, dated as of
          October 15, 1999, by and between IASIS Healthcare
          Corporation and Tenet HealthSystem Medical, Inc.*

EXHIBIT
  NO.                             DESCRIPTION
-------                           -----------
 10.10    Transition Services Agreement, dated as of October 8, 1999, by and between Paracelsus Healthcare Corporation and
          PHC/Psychiatric Healthcare Corporation.*
 10.11    Tax Sharing Agreement, dated as of October 8, 1999, among
          JLL Healthcare, LLC and its affiliates.*
 10.12    License Agreement for Policy and Procedures Manuals dated as of October 15, 1999 between IASIS Healthcare Corporation and
          Tenet Healthcare corporation.*
 10.13    License Agreement, dated as of October 8, 1999 between JLL
          Healthcare, LLC and Paracelsus Healthcare Corporation.*
 12.1     Statement regarding Computation of Ratio of Earnings to
          Fixed Charges for the Paracelsus Utah Facilities.*
 21.1     Subsidiaries of IASIS Healthcare Corporation.*
 23.1     Consent of KPMG LLP.+
 23.2     Consent of Ernst & Young LLP.+
 23.3     Consent of Skadden, Arps, Slate, Meagher & Flom LLP
          (included in Exhibit 5.1).+
 24.1     Powers of Attorney (included in the signature pages to the
          Registration Statement).*
 25.1     Statement of Eligibility and Qualification on Form T-1 of
          The Bank of New York, as Trustee under the Indenture.*
 27.1-6   Financial Data Schedules.*
 99.1     Form of Letter of Transmittal.*
 99.2     Form of Notice of Guaranteed Delivery.*
 99.3     Form of Letter to Brokers, Dealers, Commercial Banks, Trust
          Companies and Other Nominees.*
 99.4     Form of Letter to Clients.*


---------------
 + Filed herewith.
 * Previously filed.